                                                                  EXECUTION COPY






================================================================================




                  CS FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                 as Depositor,


                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
              as Master Servicer and as initial Special Servicer,


                            LASALLE NATIONAL BANK,
                                  as Trustee


                                      and


                              ABN AMRO BANK N.V.,
                                as Fiscal Agent


                        ______________________________



                        POOLING AND SERVICING AGREEMENT

                         Dated as of December 1, 1995



                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1995-WF1



================================================================================

                                   TABLE OF CONTENTS

                                                                                          Page

                                            ARTICLE I

                                           DEFINITIONS

SECTION 1.01.  Defined Terms................................................................ 2
Additional Trust Fund Expenses.............................................................. 2
Advance..................................................................................... 3
Advance Rate................................................................................ 3
Adverse REMIC Event......................................................................... 3
Affiliate................................................................................... 3
Agreement................................................................................... 3
Annual Report............................................................................... 3
Appraisal Reduction......................................................................... 3
Appraisal Reduction Capitalization Amount................................................... 4
Appraisal Reduction Effective Date.......................................................... 4
Assumed Scheduled Payment................................................................... 4
Available Distribution Amount............................................................... 4
Balloon Loan................................................................................ 5
Balloon Payment............................................................................. 5
Bankruptcy Code............................................................................. 5
Bankruptcy Loss............................................................................. 5
Beneficial Holder........................................................................... 5
Book-Entry Certificates..................................................................... 5
Business Day................................................................................ 6
Certificate................................................................................. 6
Certificate Principal Balance............................................................... 6
Certificate Rate............................................................................ 6
Certificate Register........................................................................ 7
Certificateholder........................................................................... 7
Holder...................................................................................... 7
Class....................................................................................... 7
Class A-1 Certificate....................................................................... 7
Class A-2 Certificate....................................................................... 7
Class A-X Certificate....................................................................... 7
Class A-X Interest Distribution Amount...................................................... 7
Class B Certificate......................................................................... 7
Class C Certificate......................................................................... 7
Class D Certificate......................................................................... 8
Class E Certificate......................................................................... 8
Class F Certificate......................................................................... 8
Class G Certificate......................................................................... 8
Class R Certificate......................................................................... 8
Class R-I Certificate....................................................................... 8

                                                                                          Page
Class R-II Certificate...................................................................... 8
Clearing Agency............................................................................. 8
Code........................................................................................ 8
Collection Account.......................................................................... 8
Commission.................................................................................. 8
Compensating Interest....................................................................... 8
Corrected Mortgage Loan..................................................................... 8
Corporate Trust Office...................................................................... 9
Cut-off Date................................................................................ 9
Debt Service Coverage Ratio................................................................. 9
Debt Service Reduction...................................................................... 9
Deferred Interest........................................................................... 9
Deficient Valuation......................................................................... 9
Definitive Certificates..................................................................... 9
Deleted Mortgage Loan....................................................................... 9
Delivery Date............................................................................... 9
Depositor................................................................................... 9
Depository Agreement........................................................................ 9
Determination Date..........................................................................10
Directly Operate............................................................................10
Disqualified Organization...................................................................10
Distribution Account........................................................................10
Distribution Date...........................................................................10
D&P.........................................................................................10
DTC.........................................................................................10
Due Date....................................................................................10
Due Period..................................................................................11
Eligible Account............................................................................11
Eligible Investments........................................................................11
Environmental Assessment....................................................................13
ERISA.......................................................................................13
Escrow Payment..............................................................................13
Event of Default............................................................................13
Excess Prepayment Interest..................................................................13
Extension Fees..............................................................................13
FDIC........................................................................................13
FHLMC.......................................................................................14
Final Certification.........................................................................14
Final Rated Distribution Date...............................................................14
Final Recovery Determination................................................................14
Fiscal Agent................................................................................14
FNMA........................................................................................14
Hazardous Materials.........................................................................14
Independent Contractor......................................................................14
Indirect Participants.......................................................................15

                                                                                          Page
Initial Certificate Principal Balance.......................................................15
Initial Certification.......................................................................15
Insurance Proceeds..........................................................................15
Interest Accrual Period.....................................................................15
Interest Distribution Amount................................................................15
Interested Person...........................................................................16
Liquidated Loan.............................................................................16
Liquidation Expenses........................................................................16
Liquidation Proceeds........................................................................16
Loan-to-Value Ratio.........................................................................16
Lock-Box Account............................................................................16
Lock-Box Agreements.........................................................................16
Master Servicer.............................................................................16
Maturity Date...............................................................................16
Money Term..................................................................................17
Monthly Advance.............................................................................17
Monthly Payment.............................................................................17
Monthly Certificateholders Report...........................................................17
Monthly Reports.............................................................................17
Monthly Report Date.........................................................................18
Mortgage....................................................................................18
Mortgage File...............................................................................18
Mortgage Loan...............................................................................18
Mortgage Loan Purchase Agreement............................................................18
Mortgage Loan Purchase Price................................................................18
Mortgage Loan Schedule......................................................................18
Mortgage Loans..............................................................................19
Mortgage Note...............................................................................20
Mortgage Rate...............................................................................20
Mortgaged Property..........................................................................20
Mortgagor...................................................................................20
Net Liquidation Proceeds....................................................................20
Net Mortgage Interest Rate..................................................................20
Net Operating Income........................................................................20
Nonrecoverable Advance......................................................................20
Officer's Certificate.......................................................................21
Operating Advisor...........................................................................21
Opinion of Counsel..........................................................................21
Optional Purchase...........................................................................21
Optional Termination Date...................................................................21
Participant.................................................................................21
Pass-Through Entity.........................................................................21
Percentage Interest.........................................................................21
Person......................................................................................22
Plan........................................................................................22

                                                                                          Page
Prepayment Interest Shortfall...............................................................22
Prepayment Period...........................................................................22
Prepayment Premium..........................................................................22
Prime Rate..................................................................................22
Principal Balance...........................................................................22
Principal Distribution Amount...............................................................23
Principal Prepayment........................................................................23
Property Protection Advance.................................................................23
Publicly Offered Certificates...............................................................24
Purchase Price..............................................................................24
Qualified Insurer...........................................................................24
Qualified Mortgage..........................................................................24
Rating Agencies.............................................................................24
Realized Loss...............................................................................24
Record Date.................................................................................25
Regular Certificates........................................................................25
REMIC.......................................................................................25
REMIC Provisions............................................................................25
REO Account.................................................................................25
REO Account Mortgage Loan...................................................................25
REO Disposition.............................................................................26
REO Property................................................................................26
Replacement Mortgage Loan...................................................................26
Report Date.................................................................................26
Required Insurance Policy...................................................................27
Reserve Account.............................................................................27
Responsible Officer.........................................................................27
Scheduled Principal Balance.................................................................27
Securities Act..............................................................................27
Seller......................................................................................27
Servicer Mortgage File......................................................................27
Servicer Remittance Date....................................................................27
Servicer Remittance Report..................................................................27
Servicing Fee...............................................................................28
Servicing Fee Rate..........................................................................28
Servicing Officer...........................................................................28
Servicing Standard..........................................................................28
Servicing Transfer Event....................................................................28
Special Servicer............................................................................29
Special Servicer Compensation...............................................................29
Special Servicer Determination Date.........................................................29
Special Servicer Fee........................................................................29
Special Servicer Monthly Reports............................................................29
Special Servicer Remittance Date............................................................29
Specially Serviced Asset Report.............................................................29

                                                                                          Page
Specially Serviced Mortgage Loan............................................................29
Sub-Servicer................................................................................29
Sub-Servicing Agreement.....................................................................29
S&P.........................................................................................30
Trigger Event...............................................................................30
Trustee.....................................................................................30
Trustee Fee.................................................................................30
Trustee Mortgage File.......................................................................30
Trust Fund..................................................................................30
U.S. Person.................................................................................30
Voting Right................................................................................30
Workout Fee.................................................................................31
Workout Fee Rate............................................................................31
Tier 1 REMIC................................................................................31
Tier 2 REMIC................................................................................31
Uncertificated Principal Balance............................................................32
Uncertificated Tier 1 REMIC Regular Interest A-1............................................32
Uncertificated Tier 1 REMIC Regular Interest A-2............................................32
Uncertificated Tier 1 REMIC Regular Interest B..............................................32
Uncertificated Tier 1 REMIC Regular Interest C..............................................32
Uncertificated Tier 1 REMIC Regular Interest D..............................................32
Uncertificated Tier 1 REMIC Regular Interest EFG............................................32
Uncertificated Tier 1 REMIC Regular Interest A-1 Distribution Amount........................32
Uncertificated Tier 1 REMIC Regular Interest A-2 Distribution Amount........................32
Uncertificated Tier 1 REMIC Regular Interest B Distribution Amount..........................32
Uncertificated Tier 1 REMIC Regular Interest C Distribution Amount..........................33
Uncertificated Tier 1 REMIC Regular Interest D Distribution Amount..........................33
Uncertificated Tier 1 REMIC Regular Interest EFG Distribution
                      Amount................................................................33
Uncertificated Tier 1 REMIC Regular Interests...............................................33
SECTION 1.02.         Calculations..........................................................33
SECTION 1.03.         Interpretation........................................................33

                                  ARTICLE II

                           CONVEYANCE OF TRUST FUND;
                        REPRESENTATIONS AND WARRANTIES

SECTION 2.01.         Conveyance of Trust Fund..............................................34
SECTION 2.02.         Acceptance by Trustee.................................................38
SECTION 2.03.         Representations, Warranties and Covenants of the
                      Seller to the Mortgage Loans..........................................39
SECTION 2.04.         Representations and Warranties of the Master
                      Servicer, the Special Servicer, the Fiscal Agent
                      and the Trustee.......................................................42

                                                                                          Page
SECTION 2.05.         Issuance of Certificates Evidencing Interests in the
                      Tier 2 REMIC..........................................................46
SECTION 2.06.         REMIC Provisions......................................................47

                                             ARTICLE III

                                    ADMINISTRATION AND SERVICING
                                          OF MORTGAGE LOANS

SECTION 3.01.         Servicing Standard; Servicing Duties..................................50
SECTION 3.02.         Sub-Servicing.........................................................54
SECTION 3.03.         Reserved..............................................................55
SECTION 3.04.         Certain Conditions Relating to REO Property...........................55
SECTION 3.05.         Operating Advisor.....................................................56
SECTION 3.06.         Rights of the Depositor, the Trustee  and the
                      Certificateholders in Respect of the Master
                      Servicer and the Special Servicer.....................................56

SECTION 3.07.         Master Servicer to Act as Special Servicer;
                      Trustee to Act as Master Servicer or Special
                      Servicer
SECTION 3.08.         Collection of Mortgage Loan Payments and
                      Collection Account....................................................59
SECTION 3.09.         Remittances By Special Servicer.......................................61
SECTION 3.10.         REO Account; Management of REO Properties.............................61
SECTION 3.11.         Sale of Specially Serviced Mortgage Loans and
                      REO Properties........................................................63
SECTION 3.12.         Permitted Withdrawals from the Collection
                      Account...............................................................65
SECTION 3.13.         Maintenance of Hazard Insurance and Other
                      Insurance.............................................................67
SECTION 3.14.         Enforcement of Due-On-Sale Clauses; Assumption
                      Agreements............................................................69
SECTION 3.15.         Realization Upon Specially Serviced Mortgage
                      Loans.................................................................71
SECTION 3.16.         Trustee to Cooperate; Release of Trustee
                      Mortgage Files........................................................74
SECTION 3.17.         Documents, Records and Funds in Possession of
                      Master Servicer and Special Servicer to be Held
                      for the Trustee for the Benefit of the
                      Certificateholders....................................................75
SECTION 3.18.         Servicing Compensation................................................75
SECTION 3.19.         Master Servicer Reports; Account Statements...........................76
SECTION 3.20.         Annual Statement as to Compliance.....................................77

                                                                                          Page
SECTION 3.21.         Annual Independent Public Accountants'
                      Servicing Report......................................................77
SECTION 3.22.         Special Servicer Reports and Additional Master
                      Servicer Reports......................................................78
SECTION 3.23.         Annual Reports Regarding the Mortgaged
                      Properties............................................................79
SECTION 3.24.         Reports of Foreclosure and Abandonment of
                      Mortgaged Property....................................................79
SECTION 3.25.         Inspections...........................................................80
SECTION 3.26.         Modifications, Waivers, Amendments and
                      Consents..............................................................80
SECTION 3.27.         Transfer of Servicing Between Master Servicer
                      and Special Servicer; Recordkeeping...................................83
SECTION 3.28.         Limitation on Liability of Operating Advisor
                      and the Special Servicer..............................................85
SECTION 3.29.         Approval by the Operating Advisor.....................................85
SECTION 3.30.         Special Servicer Reports and Recommendations..........................86
SECTION 3.31.         Appraisal Reductions..................................................88
SECTION 3.32.         Reports to the Securities and Exchange
                      Commission............................................................89

                                  ARTICLE IV

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.         Distribution Account..................................................89
SECTION 4.02.         Distributions.........................................................90
SECTION 4.03.         Allocation of Realized Losses, Additional Trust
                      Fund Expenses and Appraisal Reductions................................94
SECTION 4.04.         Statements to Certificateholders; Other Reporting
                      Requirements..........................................................95
SECTION 4.05.         Prepayment Interest Shortfalls; Deferred Interest.....................97

                                   ARTICLE V

                                   ADVANCES

SECTION 5.01.         Monthly Advances..................................................... 97
SECTION 5.02.         Other Advancing Obligations.......................................... 99
SECTION 5.03.         Priority For Reimbursement...........................................100
SECTION 5.04.         Nonrecoverable Advances..............................................100
SECTION 5.05.         Monthly Advance Procedures...........................................100

                                                                                          Page

                                                ARTICLE VI

                                            THE CERTIFICATES


SECTION 6.01.         The Certificates.....................................................102
SECTION 6.02.         Registration of Transfer and Exchange of
                      Certificates.........................................................103
SECTION 6.03.         Mutilated, Destroyed, Lost or Stolen Certificates....................105
SECTION 6.04.         Persons Deemed Owners................................................105
SECTION 6.05.         Access to List of Certificateholders' Names and
                      Addresses............................................................105
SECTION 6.06.         Maintenance of Office or Agency......................................106
SECTION 6.07.         Book-Entry Certificates..............................................106
SECTION 6.08.         Notices to Clearing Agency...........................................107
SECTION 6.09.         Definitive Certificates..............................................107

                                                ARTICLE VII

                        THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER

SECTION 7.01.         Liabilities of the Depositor, the Master Servicer
                      and the Special Servicer.............................................108
SECTION 7.02.         Merger or Consolidation of the Depositor, the
                      Master Servicer or the Special Servicer..............................108
SECTION 7.03.         Limitation on Liability of the Depositor, the
                      Special Servicer, the Master Servicer, Fiscal
                      Agent and Others.....................................................109
SECTION 7.04.         Master Servicer Not to Resign........................................111
SECTION 7.05.         Errors and Omissions Insurance; Fidelity Bonds.......................111
SECTION 7.06.         Master Servicer and Special Servicer May Own
                      Certificates.........................................................112

                                                ARTICLE VIII

                                                  DEFAULT

SECTION 8.01.         Events of Default....................................................112
SECTION 8.02.         Trustee to Act; Appointment of Successor.............................114
SECTION 8.03.         Notification to Certificateholders...................................115

                                                                                          Page

                                         ARTICLE IX

                                     CONCERNING THE TRUSTEE

SECTION 9.01.         Duties of Trustee....................................................115
SECTION 9.02.         Certain Matters Affecting the Trustee................................117
SECTION 9.03.         Trustee Not Liable for Certificates or Mortgage
                      Loans................................................................118
SECTION 9.04.         Trustee May Own Certificates.........................................118
SECTION 9.05.         Master Servicer to Pay Trustee's Fees and
                      Expenses.............................................................119
SECTION 9.06.         Eligibility Requirements for Trustee.................................119
SECTION 9.07.         Resignation and Removal of Trustee...................................120
SECTION 9.08.         Successor Trustee and Fiscal Agent...................................121
SECTION 9.09.         Merger or Consolidation of Trustee or Fiscal
                      Agent................................................................121
SECTION 9.10.         Appointment of Co-Trustee or Separate Trustee........................122
SECTION 9.11.         Office of the Trustee................................................123
SECTION 9.12.         Tax Returns..........................................................123
SECTION 9.13.         Fiscal Agent Appointed; Concerning the Fiscal
                      Agent................................................................124

                                         ARTICLE X

                                        TERMINATION

SECTION 10.01.        Termination upon Liquidation or Purchase of all
                      Mortgage Loans.......................................................124
SECTION 10.02.        Termination of Tier 2 REMIC..........................................125
SECTION 10.03.        Procedure Upon Optional Purchase.....................................125
SECTION 10.04.        Additional Termination Requirements..................................127

                                         ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

SECTION 11.01.        Amendment............................................................127
SECTION 11.02.        Recordation of Agreement; Counterparts...............................129
SECTION 11.03.        Governing Law........................................................129
SECTION 11.04.        Intention of Parties.................................................129
SECTION 11.05.        Notices..............................................................132
SECTION 11.06.        Severability of Provisions...........................................133
SECTION 11.07.        Limitation on Rights of Certificateholders...........................133
SECTION 11.08.        Certificates Nonassessable and Fully Paid............................134
SECTION 11.09.        Rule 144A Information................................................134

                                                                                          Page
                                   EXHIBITS

Exhibit A-1:          Form of Class A-1 Certificate......................................A-1-1
Exhibit A-2:          Form of Class A-2 Certificate......................................A-2-1
Exhibit A-X:          Form of Class A-X Certificate......................................A-X-1
Exhibit B:            Form of Class B Certificate......................................... B-1
Exhibit C:            Form of Class C Certificate......................................... C-1
Exhibit D:            Form of Class D Certificate......................................... D-1
Exhibit E:            Form of Class E Certificate......................................... E-1
Exhibit F:            Form of Class F Certificate......................................... F-1
Exhibit G:            Form of Class G Certificate......................................... G-1
Exhibit H:            Schedule of Mortgage Loans.......................................... H-1
Exhibit I:            Form of Initial Certification of Trustee............................ I-1
Exhibit J:            Form of Final Certification of Trustee.............................. J-1
Exhibit K:            Form of Request for Release......................................... K-1
Exhibit L:            Form of Investor Representation Letter.............................. L-1
Exhibit M:            Form of Transferor Representation Letter............................ M-1
Exhibit N:            Form of Investor Transfer Affidavit................................. N-1
Exhibit O:            Form of Transferor Certificate...................................... O-1
Exhibit P:            Form of Annual Report............................................... P-1
Exhibit Q:            Form of Specially Serviced Asset Report............................. Q-1
Exhibit R:            Form of Class R Certificate......................................... R-1
Exhibit S:            Form of Statement pursuant to Section 4.04...........................S-1
Exhibit T:            Representations and Warranties of Depositor
                       in respect of Mortgage Loans....................................... T-1
Exhibit U:            Monthly Reports..................................................... U-1
Exhibit U-1:          Special Servicer Monthly Reports...................................U-1-1
Exhibit V:            Forms of Inspection Report.......................................... V-1

          THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 1995, is hereby executed by and among CS FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as master servicer (in such capacity, the "Master Servicer") and as initial special servicer (in such capacity, the "Special Servicer"), LASALLE NATIONAL BANK, a nationally chartered bank, as trustee for the benefit of the Certificateholders (the "Trustee") and ABN AMRO BANK N.V., as fiscal agent, (in such capacity, the "Fiscal Agent").

                             PRELIMINARY STATEMENT

          The Depositor intends to sell commercial mortgage pass-through certificates to be issued hereunder in multiple classes which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund consisting primarily of the Mortgage Loans. Wells Fargo Bank, National Association, as Seller (in such capacity "Seller") has sold the Mortgage Loans to the Depositor and the Depositor is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee in accordance with this Agreement. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Trust Fund.

          As provided herein, the Depositor will make an election to treat the assets consisting of the Mortgage Loans and certain other related assets described herein as a "real estate mortgage investment conduit" for federal income tax purposes and such pool of assets will be designated as "Tier 1 REMIC." Uncertificated Tier 1 REMIC Regular Interests will be the "regular interests" in Tier 1 REMIC and the Class R-I Certificate will be the "residual interest" in Tier 1 REMIC for federal income tax purposes.

          The Depositor will make an election to treat the pool of assets consisting of the Uncertificated Tier 1 REMIC Regular Interests as a "real estate mortgage investment conduit" for federal income tax purposes and such pool of assets will be designated as "Tier 2 REMIC."

          The Class A-1, Class A-2, Class A-X, Class B, Class C, Class D, Class E, Class F and Class G Certificates will represent "regular interests" in the Tier 2 REMIC and the Class R-II Certificate will represent the "residual interest" in the Tier 2 REMIC for federal income tax purposes.

          All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders and the Trustee. The Depositor is entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The principal balance of the Mortgage Loans as of the Cut-off Date is $243,880,562.

          The following table sets forth the designation and aggregate Initial Certificate Principal Balance for each Class of Certificates:

                                                       Initial Certificate
     Designation                                        Principal Balance
     -----------                                        -----------------


     Class A-1                                              $87,041,000
     Class A-2                                              $71,481,000
     Class A-X                                              $0/1/
                                                               -
     Class B                                                $14,633,000
     Class C                                                $19,510,000
     Class D                                                $14,633,000
     Class E                                                $19,510,000
     Class F                                                $ 9,756,000
     Class G                                                $ 7,316,562
     Class R-I                                              $0
     Class R-II                                             $0

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01.  DEFINED TERMS.
                         -------------

          (a) Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          ADDITIONAL TRUST FUND EXPENSES:  The following expenses:  (i) any
          ------------------------------
Special Servicer Compensation paid to the Special Servicer, (ii) any interest paid to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of unreimbursed Advances, and (iii) all other expenses (including interest accrued thereon at the Advance Rate) of the Trust Fund permitted to be reimbursed out of the Collection Account, Distribution Account or otherwise, including, without limitation, Mortgage Loan and non-Mortgage Loan specific expenses pursuant to this Agreement (excluding Property Protection Advances), or other reimbursements and costs of collecting such amounts permitted hereunder to the Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent or the

_______________________

/1/ The Class A-X will have a Certificate Principal Balance equal to zero and
 -
will be entitled to distributions of interest only.

Special Servicer for expenses incurred, and federal, state and local taxes and tax related expenses. Notwithstanding anything to the contrary, "Additional Trust Fund Expenses" shall not include allocable overhead of the Master Servicer, which shall include costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses, and similar internal costs and expenses.

          ADVANCE:  A Property Protection Advance or a Monthly Advance,
          -------
collectively or individually.

          ADVANCE RATE:  The Prime Rate then in effect.
          ------------

          ADVERSE REMIC EVENT:  As defined in Section 2.06(h) hereof.
          -------------------

          AFFILIATE:  With respect to any specified Person, any other Person
          ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and rely on an Officer's Certificate of the Master Servicer, the Special Servicer or the Depositor to determine whether any Person is an Affiliate of such party.

          AGREEMENT:  This Pooling and Servicing Agreement (including all
          ---------
exhibits hereto) and any and all amendments or supplements hereto.

          ANNUAL REPORT:  A report substantially in the form of Exhibit P and
          -------------
referred to in Section 3.23.

          APPRAISAL REDUCTION:  With respect to any Mortgage Loan, an amount
          -------------------
equal to the excess, if any, of (a) the Principal Balance of such Mortgage Loan as determined immediately following the Distribution Date preceding the Appraisal Reduction Effective Date over (b) the excess, if any, of (i) 90% of the appraised value of the property securing such Mortgage Loan as determined by an independent narrative MAI appraisal conducted by an MAI appraiser of the Mortgaged Property (and any other additional collateral) securing such Mortgage Loan prepared for purposes of determining the amount of the Appraisal Reduction over (ii) the sum of (A) to the extent not previously advanced by the Master Servicer, the Trustee, the Special Servicer or the Fiscal Agent, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate as of such preceding Distribution Date, (B) all unreimbursed Advances, Servicing Fees and Special Servicer Compensation and interest thereon at the Advance Rate in respect of such Mortgage Loan as of such preceding Distribution Date, and (C) to the extent funds on deposit in the Reserve Account are not sufficient therefor, all currently due and delinquent real estate taxes and assessments and insurance premiums in respect of the related Mortgaged Property (which amount has not been subject to an Advance by the Master Servicer, the Special Servicer, Trustee or Fiscal Agent); provided, however,
                                                          --------  -------
that an Appraisal Reduction for any Distribution Date will be an amount equal to zero with respect to such a Mortgage Loan if (i) the event giving rise to such Appraisal Reduction is the extension of the maturity of such

Mortgage Loan, (ii) the payments (other than any Balloon Payment but including Assumed Scheduled Payments) on such Mortgage Loan were not more than thirty (30) days delinquent during the twelve-month period immediately preceding such extension or modification and (iii) the payments (other than any Balloon Payment but including Assumed Scheduled Payments) on such Mortgage Loan are then not more than thirty (30) days delinquent, and provided, further, that if at any
                                           --------  -------
later date there occurs a delinquency of more than thirty (30) days in payment (other than any Balloon Payment but including Assumed Scheduled Payments) with respect to such Mortgage Loan, any subsequent Appraisal Reduction will be recalculated and applied in the same manner as it would have been previously applied. Each Appraisal Reduction with respect to a Mortgage Loan shall be taken into account and shall be made without duplication of any previous Appraisal Reduction with respect to that Mortgage Loan.

          APPRAISAL REDUCTION CAPITALIZATION AMOUNT:  With respect to each Class
          -----------------------------------------
of Certificates as to which an Appraisal Reduction has been allocated, an amount equal to the amount of interest accrued at the applicable Certificate Rate on the amount of the Appraisal Reduction allocated to such Class for such Distribution Date.

          APPRAISAL REDUCTION EFFECTIVE DATE:  As defined in Section 3.33.
          ----------------------------------

          ASSUMED SCHEDULED PAYMENT:  With respect to any Balloon Loan that is
          -------------------------
delinquent in respect of its Balloon Payment (including any REO Property with respect to a Mortgage Loan for which the related Mortgage Note provided for a Balloon Payment), an amount which shall be equal to the Monthly Payment that would otherwise have been due thereon on the related Due Date if such Mortgage Loan did not have a Balloon Payment in accordance with the interest rate provisions and the amortization schedule in effect prior to the date such Balloon Payment was due.

          AVAILABLE DISTRIBUTION AMOUNT:  With respect to any Distribution Date
          -----------------------------
the excess of:

          (a) the sum of the following amounts to the extent received by the Master Servicer prior to the related Determination Date or the Special Servicer prior to the related Special Servicer Determination Date: (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;
(ii) all payments on account of interest on the Mortgage Loans; (iii) all Insurance Proceeds and Net Liquidation Proceeds in respect of the Mortgaged Properties and REO Properties relating to the Mortgage Loans; (iv) any amounts required to be deposited pursuant to Section 3.08 in connection with net losses realized on Eligible Investments with respect to funds held in the Collection Account, REO Account or Distribution Account; (v) any amounts required to be deposited pursuant to Sections 3.10, 3.11 and 3.15 in connection with any REO Property or other Mortgaged Property relating to the Mortgage Loans; (vi) any amounts received from Mortgagors which represent recoveries of Property Protection Advances in respect of the Mortgaged Properties and REO Properties relating to the Mortgage Loans; (vii) any amounts in the nature of assumption or substitution fees and modification fees with respect to the Mortgage Loans (to the extent not otherwise payable to the Master Servicer or the Special Servicer in accordance with the terms hereof); (viii) the proceeds of all Monthly Advances required to be made by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of Mortgage Loans pursuant to Section 5.01; and (ix) all other amounts required to be deposited in the Collection Account pursuant to this Agreement; in each case, to the extent not paid to Certificateholders on any preceding Distribution Date; over

          (b) the sum (without duplication) of (i) the aggregate amount of the servicing compensation payable to the Master Servicer and the Special Servicer pursuant to Section 3.18; (ii) any amount included in the amount described in clause (a) above representing late payments or other recoveries of principal or interest (including Net Liquidation Proceeds and Insurance Proceeds) with respect to any Mortgage Loans in respect of which the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee, as the case may be, has made previously unreimbursed Advances, with unpaid interest accrued thereon, to the extent of such unreimbursed Advances and unpaid interest, at the Advance Rate;
(iii) amounts included in the amount described in clause (a) above representing reimbursement of Nonrecoverable Advances actually made including interest accrued thereon, and all other amounts (whether or not described in clause (a) above), including, without limitation, Additional Trust Fund Expenses, permitted to be withdrawn from the Collection Account or the Distribution Account pursuant to Section 3.12 or 7.03; (iv) all Monthly Payments or portions thereof received in respect of scheduled principal and interest on any Mortgage Loan due after the related Due Period and included in the amount described in clause (a) above;
(v) all payments due on any Mortgage Loan on or prior to the Cut-off Date and included in the amount described in clause (a) above; (vi) Principal Prepayments and other unscheduled collections of principal received after the related Prepayment Period and included in the amount described in clause (a) above together with any interest with respect thereto and (vii) Prepayment Premiums.

          BALLOON LOAN:  Any Mortgage Loan that provides on the date of
          ------------
origination or as subsequently modified for a final or interim Balloon Payment.

          BALLOON PAYMENT:  With respect to any Mortgage Loan, a final or
          ---------------
intermediate scheduled monthly (or other periodic) payment of principal and interest which, pursuant to the related Mortgage Note or any other document in the Mortgage File, is at least twice as large as other scheduled payments due thereon.

          BANKRUPTCY CODE:  The United States Bankruptcy Code, as amended from
          ---------------
time to time (11 U.S.C.).

          BANKRUPTCY LOSS:  A Debt Service Reduction or a Deficient Valuation.
          ---------------

          BENEFICIAL HOLDER:  A Person holding a beneficial interest in any
          -----------------
Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate, as defined in Section 6.07.

          BOOK-ENTRY CERTIFICATES:  Certificates evidencing a beneficial
          -----------------------
interest in the Trust Fund, ownership and transfers of which shall be made through book entries as described in Section 6.07.

          BUSINESS DAY:  Any day other than (i) a Saturday or a Sunday, or (ii)
          ------------
a day on which banking institutions in New York, California or the state in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

          CERTIFICATE:  Any Class A-1, Class A-2, Class A-X, Class B, Class C,
          -----------
Class D, Class E, Class F, Class G, Class R-I or Class R-II Certificate executed and authenticated by the Trustee.

          CERTIFICATE PRINCIPAL BALANCE:  On any date and with respect to any
          -----------------------------
Class of Certificates (other than the Class A-X, Class R-I and R-II Certificates), (a) the Initial Certificate Principal Balance of such Class, plus
(b) Deferred Interest previously allocated to such Class of Certificates pursuant to Section 4.05 and Appraisal Reduction Capitalization Amounts previously allocated to such Class of Certificates pursuant to Section 4.03, minus (c) the sum of (i) all amounts previously distributed to Holders of such Class of Certificates with respect to principal pursuant to Section 4.02 and
(ii) all amounts of Realized Losses and any Additional Trust Fund Expenses allocated to such Class on account of principal and, solely for the purpose of calculating the amount of interest due on such Class of Certificates on the related Distribution Date and Voting Rights in respect thereof, all Appraisal Reductions previously allocated to such Class of Certificates pursuant to
Section 4.03. The Class A-X, Class R-I and Class R-II Certificates will have a Certificate Principal Balance equal to zero.

          CERTIFICATE RATE:  With respect to each Class of Certificates, the per
          ----------------
annum rates of interest set forth below:

Class A-1 Rate:          The Class A-1 Certificate Rate will be equal to 6.452%
                         per annum.

Class A-2 Rate:          The Class A-2 Certificate Rate will be equal to 6.648%
                         per annum.

Class B Rate:            The Class B Certificate Rate will be equal to 6.847%
                         per annum.

Class C Rate:            The Class C Certificate Rate will be equal to 7.043%
                         per annum.

Class D Rate:            The Class D Certificate Rate will be equal to 7.532%
                         per annum.

Class E Rate:            The Class E Certificate Rate will be equal to the
                         Weighted Average Rate.

Class F Rate:            The Class F Certificate Rate will be equal to the
                         Weighted Average Rate.

Class G Rate:            The Class G Certificate Rate will be equal to the
                         Weighted Average Rate.

          CERTIFICATE REGISTER:  The register maintained pursuant to Section
          --------------------
6.02(a) hereof.

          CERTIFICATEHOLDER or HOLDER:  The Person in whose name a Certificate
          -----------------    ------
is registered in the Certificate Register.

          CLASS:  Collectively, all of the Certificates bearing the same
          -----
designation.

          CLASS A-1 CERTIFICATE:  A Certificate executed and authenticated by
          ---------------------
the Trustee in substantially the form set forth in Exhibit A-1 hereto and
                                                   -----------
designated as a Class A-1 Certificate.

          CLASS A-2 CERTIFICATE:  A Certificate executed and authenticated by
          ---------------------
the Trustee in substantially the form set forth in Exhibit A-2 hereto and
                                                   -----------
designated as a Class A-2 Certificate.

          CLASS A-X CERTIFICATE:  A Certificate executed and authenticated by
          ---------------------
the Trustee in substantially the form set forth in Exhibit A-X hereto and
                                                   -----------
designated as a Class A-X Certificate.

          CLASS A-X INTEREST DISTRIBUTION AMOUNT:  (i) With respect to any
          --------------------------------------
Interest Accrual Period, an amount equal to the sum of (i) interest accrued on the Class A-1 Certificate Principal Balance during the related Interest Accrual Period at a per annum rate equal to the excess, if any, of the Weighted Average Rate over 6.452% per annum, (ii) interest accrued on the Class A-2 Certificate Principal Balance during the related Interest Accrual Period at a per annum rate equal to the excess, if any, of the Weighted Average Rate over 6.648% per annum,
(iii) interest accrued on the Class B Certificate Principal Balance during the related Interest Accrual Period at a per annum rate equal to the excess, if any, of the Weighted Average Rate over 6.847% per annum, (iv) interest accrued on the Class C Certificate Principal Balance during the related Interest Accrual Period at a per annum rate equal to the excess, if any, of the Weighted Average Rate over 7.043% per annum, and (v) interest accrued on the Class D Certificate Principal Balance during the related Interest Accrual Period at a per annum rate equal to the excess, if any, of the Weighted Average Rate over 7.532% per annum.

          CLASS B CERTIFICATE:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit B hereto and designated
                                               ---------
as a Class B Certificate.

          CLASS C CERTIFICATE:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit C hereto and designated
                                               ---------
as a Class C Certificate.

          CLASS D CERTIFICATE:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit D hereto and designated
                                               ---------
as a Class D Certificate.

          CLASS E CERTIFICATE:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit E hereto and designated
                                               ---------
as a Class E Certificate.

          CLASS F CERTIFICATE:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit F hereto and designated
                                               ---------
as a Class F Certificate.

          CLASS G CERTIFICATE:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit G hereto and designated
                                               ---------
as a Class G Certificate.

          CLASS R CERTIFICATE:  A Class R-I or Class R-II Certificate.
          -------------------

          CLASS R-I CERTIFICATE:  A Certificate executed and authenticated by
          ---------------------
the Trustee in substantially the form set forth in Exhibit R-1 hereto and
                                                   -----------
designated as a Class R-I Certificate.

          CLASS R-II CERTIFICATE:  A Certificate executed and authenticated by
          ----------------------
the Trustee in substantially the form set forth in Exhibit R-2 hereto and
                                                   -----------
designated as a Class R-II Certificate.

          CLEARING AGENCY:  An organization registered as a "clearing agency"
          ---------------
pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

          CODE:  The Internal Revenue Code of 1986.
          ----

          COLLECTION ACCOUNT:  The deposit account or accounts established and
          ------------------
maintained by the Master Servicer pursuant to Section 3.08 hereof in the name of the Trustee for the benefit of the Certificateholders, which account or accounts must be Eligible Accounts.

          COMMISSION:  As defined in Section 3.32.
          ----------

          COMPENSATING INTEREST:  With respect to any Distribution Date, an
          ---------------------
amount equal to the excess of (a) Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Prepayment Period over (b) Excess Prepayment Interest resulting from Principal Prepayments during the same Prepayment Period, but in any event not more than the excess of the Servicing Fee over the Trustee Fee in respect of such Distribution Date to which the Master Servicer, the Fiscal Agent and the Trustee may be entitled hereunder.

          CORRECTED MORTGAGE LOAN:  As defined in Section 3.27.
          -----------------------

          CORPORATE TRUST OFFICE:  The office of the Trustee at which at any
          ----------------------
particular time the corporate trust business of the Trustee is administered, which office at the date of this Agreement is located at 135 LaSalle Street, Suite 200, Chicago, Illinois 60603-4107, Attention: Asset-Backed Securities Trust Services - CS First Boston Commercial Mortgage Pass-Through Certificates, Series 1995-WF1.

          CUT-OFF DATE:  December 1, 1995, except with respect to one Mortgage
          ------------
Loan with a loan number of 65 as set forth on the Mortgage Loan Schedule, and, as to such loan, December 6, 1995.

          DEBT SERVICE COVERAGE RATIO:  For each Mortgage Loan, the ratio of (i)
          ---------------------------
annual Net Operating Income on the related Mortgaged Property, divided by (ii) the monthly debt service payment in effect on the Mortgage Loan as of the date of the statement annualized by multiplying by 12.

          DEBT SERVICE REDUCTION:  With respect to any Mortgage Loan, a final
          ----------------------
reduction in the scheduled Monthly Payment for such Mortgage Loan pursuant to a final order confirming a Chapter 11 plan of reorganization by a court of competent jurisdiction in a Chapter 11 case under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          DEFERRED INTEREST:  With respect to any Mortgage Loan and any interest
          -----------------
accrual period with respect thereto, the excess, if any, of (a) interest accrued on the Scheduled Principal Balance thereof during such interest accrual period on the related Mortgage Note at the related Mortgage Rate over (b) the Monthly Payment of interest due on such Due Date.

          DEFICIENT VALUATION:  With respect to any Mortgage Loan, a valuation
          -------------------
of the Mortgaged Property by a final order confirming a Chapter 11 plan of reorganization by a court of competent jurisdiction in a Chapter 11 case under the Bankruptcy Code which results in a reduction of the value of the Mortgage Loan to an amount less than the then outstanding indebtedness under the Mortgage Loan.

          DEFINITIVE CERTIFICATES: As defined in Section 6.07.
          -----------------------

          DELETED MORTGAGE LOAN: A Mortgage Loan repurchased or substituted by a
          ---------------------
Replacement Mortgage Loan.

          DELIVERY DATE:  December 21, 1995.
          -------------

          DEPOSITOR:  CS First Boston Mortgage Securities Corp., a Delaware
          ---------
corporation, or its successor in interest.

          DEPOSITORY AGREEMENT:  The Letter of Representation dated as of
          --------------------
December 20, 1995 by and among DTC, the Depositor and the Trustee.

          DETERMINATION DATE:  With respect to any Distribution Date, the 11th
          ------------------
day (or if such 11th day is not a Business Day, the Business Day immediately succeeding such 11th day) of the month in which such Distribution Date occurs.

          DIRECTLY OPERATE:  With respect to any REO Property, the furnishing
          ----------------
or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property for sale to customers in the ordinary course of a trade or business conducted by the REMIC, the performance of any construction work thereon, or the use of such REO Property in any trade or business conducted by the REMIC, in each case other than through an Independent Contractor; provided, however, that an REO Property shall not be
                        --------  -------
considered to be Directly Operated solely because a person establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          DISQUALIFIED ORGANIZATION:  (i) The United States, any State or any
          -------------------------
political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Master Servicer based upon an Opinion of Counsel that the holding of an ownership interest in a Class R Certificate by such Person may cause either of the REMICs, or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Class R Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          DISTRIBUTION ACCOUNT:  The separate account or accounts established
          --------------------
and maintained by the Trustee pursuant to Section 4.01 in the name of the Trustee for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section 4.01 hereof, which account or accounts must be an Eligible Account or Accounts.

          DISTRIBUTION DATE:  The 21st day of each calendar month, or if such
          -----------------
21st day is not a Business Day, the next succeeding Business Day, commencing January 22, 1996.

          D&P:  Duff & Phelps Credit Rating Co. or its successor.
          ---

          DTC:  The Depository Trust Company.
          ---

          DUE DATE:  With respect to each Mortgage Loan, the day of the calendar
          --------
month on which the Monthly Payment is due.

          DUE PERIOD:  The period from and including the second day of the
          ----------
calendar month preceding the calendar month in which any Distribution Date occurs to and including the first day of the calendar month in which such Distribution Date occurs.

          ELIGIBLE ACCOUNT:  Either (i) an account or accounts maintained with a
          ----------------
federal or state-chartered depository institution or trust company the long term unsecured debt obligations of which (x) (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) are rated not lower than "AA-" (or its equivalent rating) by each of D&P and S&P (or such other lower ratings as will not result in the rating of the Certificates being reduced below the rating on the Certificates as of the Delivery Date, as evidenced in writing by the applicable Rating Agency) or, (y) the short-term unsecured debt obligations of such depository institution or trust company (or holding company), as the case may be, are rated not lower than "A-1" by S&P and "D-1" by D&P (or its equivalent rating) or (ii) a segregated trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that any such state chartered depository institution is subject to regulation regarding funds on deposit substantially similar to the regulations set forth in 12 C.F.R. (S) 9.10(b). Eligible Accounts may bear interest.

          ELIGIBLE INVESTMENTS:  At any time, any one or more of the following
          --------------------
obligations, instruments and securities:

               (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States or FHLMC, FNMA, the Federal Farm Credit System or the Federal Home Loan Bank and such obligations have a predetermined fixed amount of principal due at maturity which cannot vary or change;

              (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving a long-term rating of D&P and S&P equal to the highest rating then assigned to any Class of Certificates by each applicable Rating Agency or such lower category as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each applicable Rating Agency (as evidenced in writing by the applicable Rating Agency) and such obligations have a predetermined fixed amount of principal due at maturity which cannot vary or change;

             (iii) commercial paper which is then rated in the highest commercial paper rating category of D&P and S&P, but not less than "A-1+" by S&P or such lower category as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each applicable Rating Agency (as evidenced in writing by the applicable Rating Agency) and maturing in 365 days or less from the date of investment;

              (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances having maturities of not more than 365 days issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that in the case of obligations that are not fully FDIC-insured deposits, the commercial paper and/or long-term debt obligations of such depository institution or trust company (or in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or long-term debt obligations of such holding company) are then rated not lower than the highest rating category of D&P and S&P, in the case of commercial paper, or in the highest category in the case of long-term debt obligations, or such lower categories as will not result (as evidenced in writing by the applicable Rating Agency) in the downgrading or withdrawal of the rating then assigned to the Certificates by each applicable Rating Agency, or, in the case of short-term debt obligations in the case of obligations that are not fully FDIC-insured deposits, which have maturities of 30 days or less, a rating of "A-1+" (or its equivalent rating) by S&P and "D-1" by D&P; provided that notwithstanding the above, the Master Servicer may deposit collections on the Mortgage Loans in the Collection Account without regard to this paragraph if such Account is an Eligible Account.

               (v) guaranteed reinvestment agreements maturing 365 days or less issued by any bank, insurance company or other corporation rated in the highest long term unsecured rating levels available to such issuers by the Rating Agencies throughout the duration of such agreements, but in any event, not less than "AA" by S&P and D&P (if rated by D&P) if the maturity date is more than 30 days after the date of purchase, or which do not adversely affect (as evidenced in writing by the applicable Rating Agency) the rating on any Class of the Certificates;

              (vi) repurchase obligations maturing 365 days or less with respect to any security described in (i) and (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

             (vii) securities maturing 365 days or less bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which are rated in the highest rating category of D&P and S&P, but in any event, not less than "AA" by S&P and D&P (if rated by D&P) if the maturity date is more than 30 days after the date of purchase, or in such lower rating category as will not result in the downgrading or withdrawal of the rating, if any, then assigned to any Class of the Certificates by each applicable Rating Agency (as evidenced in writing by the applicable Rating Agency);

            (viii) any money market funds rated "AAAm" or "AAAm-G" (or its equivalent rating by S&P and D&P (if rated by D&P)) or if previously confirmed in writing, any other demand, money-market or time deposit, or any other obligation, security or investment, that may be acceptable to the Rating Agencies as a permitted investment of funds which will not result in a downgrading of the rating of the Certificates; and

              (ix) such other investments which do not adversely affect (as evidenced in writing by the applicable Rating Agency) the then-current rating, if any, on any Class of Certificates by each applicable Rating Agency.

Unless otherwise specified herein, (a) any such Eligible Investments must be available for withdrawal without penalty, or must mature, no later than the Business Day immediately preceding the first succeeding Distribution Date (except that if such Eligible Investment is an obligation of the institution that maintains such account, then such Eligible Investment shall mature not later than such Distribution Date), (b) if any such Eligible Investment (except those listed in item (i)) are not rated by D&P, such Eligible Investment need only be rated by S&P, (c) no such instrument or investment shall have a rating by S&P or D&P with the "r" symbol (or equivalent symbol) attached, (d) interest on any investment may be fixed or variable, but variable interest should be based to a single index and such should vary proportionally with such index, and
(e) no such instrument set forth above shall constitute an Eligible Investment if such instrument evidences either (1) a right to receive only interest payments with respect to the obligations underlying such instrument or (2) a right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide for a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations. Unless an investment is not callable prior to maturity, no such investment shall be purchased at a price greater than par.

              ENVIRONMENTAL ASSESSMENT:  As defined in Section 3.15.
              ------------------------

              ERISA:  As defined in Section 6.02(f).
              -----

              ESCROW PAYMENT:  Any payment made by any Mortgagor to the Master
              --------------
Servicer or the Special Servicer for the account of such Borrower for application toward the payment of taxes, insurance premiums, assessments, reserves for leasehold or capital improvements and similar items in respect of the related Mortgaged Property.

              EVENT OF DEFAULT:  As defined in Section 8.01 hereof.
              ----------------

              EXCESS PREPAYMENT INTEREST:  As to any Distribution Date and any
              --------------------------
Mortgage Loan (other than an REO Account Mortgage Loan) that was the subject of a Principal Prepayment during the related Prepayment Period, an amount equal to the excess, if any, of (i) the amount of interest paid by the Mortgagor during the Prepayment Period in which it is received over (ii) one month's interest at the applicable Net Mortgage Interest Rate on the Principal Balance of such Mortgage Loan.

              EXTENSION FEES:  With respect to any Specially Serviced Mortgage
              --------------
Loan the term of which is extended by the Special Servicer without any change in a Money Term, a fee payable to the Special Servicer equal to $3,000.

              FDIC:  The Federal Deposit Insurance Corporation, or any successor
              ----
thereto.

              FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
              -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

              FINAL CERTIFICATION:  As defined in Section 2.02.
              -------------------

              FINAL RATED DISTRIBUTION DATE:  December 21, 2027.
              -----------------------------

              FINAL RECOVERY DETERMINATION:  A determination, made by the
              ----------------------------
Special Servicer with respect to any Specially Serviced Mortgage Loan being specially serviced by it, that the Trust Fund has received the full amount of all Insurance Proceeds, Liquidation Proceeds and other payments (including proceeds of the final sale of any REO Property) which the Special Servicer, in its reasonable judgment as evidenced by a certificate of a Servicing Officer delivered to the Master Servicer and the Trustee, expects to be finally recoverable, without regard to any obligation of the Master Servicer or the Special Servicer, with respect to Advances, to make payments from its own funds. The Special Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination until the earlier of (i) its termination as the Special Servicer hereunder and the transfer of such records to a successor special servicer and (ii) three years following the termination of the Trust Fund.

              FISCAL AGENT:  ABN AMRO Bank N.V., a Netherlands banking
              ------------
corporation and the indirect corporate parent of the Trustee, or its successor in interest, or any successor fiscal agent.

              FNMA:  The Federal National Mortgage Association, a federally
              ----
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

              HAZARDOUS MATERIALS:  Gasoline, petroleum products, explosives,
              -------------------
radioactive material, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S)9601, et seq.), the Hazardous Materials Transportation Act, as amended
                ------
(49 U.S.C. (S)1801, et seq.), the Resource Conservation and Recovery Act, as
                    ------
amended (42 U.S.C. (S)6901), the Water Pollution Control Act, as amended (33 U.S.C. (S)1251, et seq.), the Clean Air Act (42 U.S.C. (S)7401, et seq.) and any
                ------                                          ------
regulations promulgated pursuant thereto).

              INDEPENDENT CONTRACTOR:  A person who (i) does not directly or
              ----------------------
indirectly own at any time during the taxable year of the REMICs more than 35 percent of any class of equity or debt securities issued by either of the REMICs, and (ii)(a) if a corporation, not more than 35 percent of the total combined voting power or shares of whose stock, or (B) if not a corporation, not more than 35 percent of the interest in whose assets or net profits, is directly or indirectly owned at any time during the year by one or more persons owning at any time during such year 35 percent or more of any class of the REMIC securities described above, provided however, that the relationship between an Independent Contractor
       -------- -------
and the Trust must be an arm's-length relationship, the Independent Contractor must be adequately compensated for any services provided, the Trust must not receive or derive any income from such person, and the Independent Contractor must not be an employee of the Trust.

              INDIRECT PARTICIPANTS:  Entities, such as banks, brokers,
              ---------------------
dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

              INITIAL CERTIFICATE PRINCIPAL BALANCE:  With respect to each
              -------------------------------------
Class of Certificates, the respective amounts set forth in the Preliminary Statement hereto.

              INITIAL CERTIFICATION:  As defined in Section 2.02.
              ---------------------

              INSPECTION REPORT:  The report delivered by the Master Servicer
              -----------------
or the Special Servicer, as the case may be, prepared substantially with the information set forth in Exhibit U.

              INSURANCE PROCEEDS:  Amounts paid pursuant to any insurance policy
              ------------------
with respect to a Mortgage Loan that have not been used to restore the related Mortgaged Property.

              INTEREST ACCRUAL PERIOD:  With respect to the Certificates, the
              -----------------------
period commencing on the first day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs and ending on the last day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs; and with respect to the determination of the Advance Rate for Advances made by the Master Servicer or the Special Servicer, the period commencing, with respect to a particular Advance on the date such Advance is made and ending on the date all Advances are reimbursed. Interest on the Certificates will be calculated and payable on the basis of a 360-day year consisting of twelve 30-day months.

              INTEREST DISTRIBUTION AMOUNT:  On any Distribution Date, with
              ----------------------------
respect to each Class of Certificates (other than the Class A-X Certificates),
(a) the amount of interest accrued during the related Interest Accrual Period at the applicable Certificate Rate for such Class on the related Certificate Principal Balance (after giving effect to any Appraisal Reduction allocated to such Class of Certificates pursuant to Section 4.03(c)) plus any unpaid portion of the Interest Distribution Amount for any prior Interest Accrual Period, together with interest thereon at a rate equal to the related Certificate Rate, reduced by (b) the sum of (i) the amount of Prepayment Interest Shortfalls allocable to each such Class pursuant to Section 4.05 hereof plus (ii) the amount of Deferred Interest allocable to each such Class pursuant to Section
4.05 hereof (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided herein) plus (iii) the amount of Additional Trust Fund Expenses allocable to each such Class pursuant to Section 4.03 hereof plus (iv) the Appraisal Reduction Capitalization Amount allocable to each such Class pursuant to Section 4.03 hereof.

              INTERESTED PERSON:  As of any date of determination, the Master
              -----------------
Servicer, the Special Servicer, the Depositor, the Trustee, the Fiscal Agent or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of the foregoing.

              LIQUIDATED LOAN:  With respect to any Distribution Date, a
              ---------------
Mortgage Loan which, as of the close of business on the Business Day next preceding the related Determination Date, and as to which a Final Recovery Determination has been made, has been liquidated or sold to a third party (which may include an Interested Person, to the extent permitted herein) through sale in foreclosure, trustee's sale or other realization or sale or with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any related Mortgaged Property has been received.

              LIQUIDATION EXPENSES:  Expenses incurred by the Special Servicer
              --------------------
in connection with the liquidation, enforcement, collection, recovery or defense of the Specially Serviced Mortgage Loan, including, without limitation, the cost of operation, management, leasing, marketing, maintenance, capital improvements, tenant improvements, repair and selling of any REO Property, legal fees, appraisal fees, consulting fees and expenses, title insurance fees, any other costs and expenses referred to in Section 3.10 and unreimbursed Advances relating thereto.

              LIQUIDATION PROCEEDS:  Amounts (other than Insurance Proceeds)
              --------------------
received in connection with the liquidation or sale of Specially Serviced Mortgage Loans and any REO Property, whether through trustee's sale, foreclosure sale, other sale of the Mortgage Loan or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

              LOAN-TO-VALUE RATIO:  As of any date with respect to a Mortgage
              -------------------
Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Mortgage Loan at the date of determination and the denominator of which is the value of the Mortgaged Property as shown on the most recent appraisal or valuation of the Mortgaged Property which is available as of such date.

              LOCK-BOX ACCOUNT:  With respect to any Mortgage Loan, any
              ----------------
lock-box, cash management or similar account required under the terms of the related Mortgage or Mortgage Note maintained by the Master Servicer in accordance with the Servicing Standard; and such account shall not be included in the Trust Fund.

              LOCK-BOX AGREEMENTS:  With respect to any Mortgage Loan, any
              -------------------
lock-box agreement relating to such Mortgage Loan among the related Mortgagor, depositary institution and the Master Servicer pursuant to which a Lock-Box Account may be created.

              MASTER SERVICER:  Wells Fargo Bank, National Association, a
              ---------------
National Banking Association, or any successor master servicer as herein provided.

              MATURITY DATE:  Two years after the latest possible maturity date,
              -------------
solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate

Principal Balance of each Class of Certificates representing a regular interest in the REMICs and the Certificate Principal Balance of each of the Uncertificated Regular Interests would be reduced to zero as determined under a hypothetical scenario which assumes, among other things, that (i) scheduled interest and principal payments on the Mortgage Loans are received in a timely manner, with no delinquencies or losses, (ii) there are no Principal Prepayments on the Mortgage Loans and (iii) neither the Depositor nor the Seller will repurchase any Mortgage Loan and as of the Cut-off Date, neither the Master Servicer nor any Class R-II or Class R-I Certificateholder will exercise its option to purchase the Mortgage Loans and the Master Servicer will not sell the Mortgage Loans pursuant to Section 10.01(a) and thereby cause a termination of the Trust Fund.

              MONEY TERM:  As defined in Section 3.31.
              ----------

              MONTHLY ADVANCE:  Any advance made by or on behalf of the Master
              ---------------
Servicer, the Special Servicer, the Trustee or the Fiscal Agent with respect to any Distribution Date pursuant to Section 5.01 hereof.

              MONTHLY PAYMENT:  The scheduled monthly payment of interest or of
              ---------------
principal and interest on a Mortgage Loan, as any such scheduled payment may be modified including the final Balloon Payment payable upon the maturity of a Balloon Loan.

              MONTHLY CERTIFICATEHOLDERS REPORT:  Report prepared by the Trustee
              ---------------------------------
substantially in the form of Exhibit S attached hereto.
                             ---------

              MONTHLY REPORTS:  Reports prepared monthly as of the related
              ---------------
Determination Date by the Master Servicer generally in the form and substance of Exhibit U, which

                    (i) report stratifications of the Mortgage Loans Principal Balance by state, property, type, maturity date, and other strata deemed relevant in the opinion of the Master Servicer;

                    (ii) list each Mortgage Loan and its related Principal Balance, property location, current monthly payment and interest rate, most recent Debt Service Coverage, Net Operating Income, occupancy percentage and other information deemed relevant in the opinion of the Master Servicer;

                    (iii) list aggregate Principal Balances of delinquent Mortgage Loans for the current and prior months (including stratification by number of periods delinquent) and any other information deemed relevant to the Master Servicer;

                    (iv) list each delinquent and Specially Serviced Mortgage Loan, including information as to its status and its related Principal Balance, property location, current monthly payment and interest rate, most recent Debt Service Coverage and Net Operating Income and other information deemed relevant in the opinion of the Master Servicer;

                    (v) list each REO Property and its related Principal Balance and other information deemed relevant in the opinion of the Master Servicer; and

                    (vi) list each Mortgage Loan on which a Realized Loss has been incurred, including its Principal Balance, amount of the Realized Loss and any other information deemed relevant by the Master Servicer.

              The Monthly Reports are prepared by the Master Servicer from certain information provided to the Master Servicer by the Special Servicer, Mortgagors, and other third parties. The Master Servicer shall have no responsibility or duty to verify or investigate the accuracy or completeness of such information and shall not be liable for the inaccuracy thereof and shall be held harmless by the Trust Fund against any claim, loss or other amounts arising from the inaccuracy or incompleteness of such information.

              MONTHLY REPORT DATE:  The second Business Day preceding a
              -------------------
Distribution Date.

              MORTGAGE:  The mortgage, deed of trust or other instrument
              --------
creating a first lien on a fee simple estate in real property and related collateral securing a Mortgage Note.

              MORTGAGE FILE:  For each Mortgage Loan, the Trustee Mortgage File
              -------------
and the Servicer Mortgage File.

              MORTGAGE LOAN:  Each of the mortgage loans transferred and
              -------------
assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund, evidenced by a Mortgage Note and secured by a Mortgage, identified in the Mortgage Loan Schedule, as amended from time to time. For purposes of this definition, Mortgage Loan shall also include any REO Account Mortgage Loans and Specially Serviced Mortgage Loans.

              MORTGAGE LOAN PURCHASE AGREEMENT:  The Mortgage Loan Purchase
              --------------------------------
Agreement dated as of December 1, 1995, between the Seller and the Depositor pursuant to which the Depositor has purchased the Mortgage Loans.

              MORTGAGE LOAN PURCHASE PRICE:  The price, calculated as set forth
              ----------------------------
in Section 10.01, to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Purchase.

              MORTGAGE LOAN SCHEDULE:  The list of Mortgage Loans transferred
              ----------------------
to the Trustee as part of the Trust Fund and from time to time subject to this Agreement (as from time to time amended by the Master Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), attached hereto as Exhibit
                                                                        -------
H, setting forth the following information with respect to each Mortgage Loan:
-

              (i)  the loan number;

         (ii) the street address of the Mortgaged Property and name of the Mortgagor;

        (iii)  the type of underlying Mortgaged Property;

         (iv)  the Mortgage Rate in effect as of the Cut-off Date;

          (v) the original term to maturity or, if the Mortgage Loan has been modified, as modified;

         (vi)  the remaining term to maturity;

        (vii) the original principal balance or, if the Mortgage Loan has been modified, as modified;

       (viii)  the Principal Balance as of the Cut-off Date;

         (ix) the monthly Due Date and the first Due Date or, if the Mortgage Loan has been modified, as modified;

          (x)  the Monthly Payment in effect as of the Cut-off Date;

         (xi)  the Loan-to-Value Ratio as of the Cut-off Date;

        (xii) the amortization period or, if the Mortgage Loan has been modified, as modified;

       (xiii) the most recently available debt service coverage ratio as of the Cut-off Date;

        (xiv) original loan close date, first payment date and Monthly Payment due date (and if the Loans have been modified, as modified); and

         (xv) the Net Mortgage Interest Rate in effect as of the Cut-off Date and the Debt Service Coverage Ratio as of the Cut-off Date.


The Mortgage Loan Schedule shall also set forth the aggregate Principal Balance as of the Cut-off Date and the weighted averages of each of (iv) through (xv) for all of the Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee, Master Servicer and the Special Servicer.

              MORTGAGE LOANS:  The group of Mortgage Loans identified in the
              --------------
Mortgage Loan Schedule attached hereto as Exhibit H.
                                          ---------

              MORTGAGE NOTE:  The original executed note or other evidence of
              -------------
the indebtedness of a Mortgagor under a Mortgage Loan, together with any subsequent modification thereto.

              MORTGAGE RATE:  The annual rate of interest borne by a Mortgage
              -------------
Note.

              MORTGAGED PROPERTY:  The property that secures a Mortgage Loan
              ------------------
(including any REO Property), consisting of a parcel of land improved by a commercial (including a multifamily residential) building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

              MORTGAGOR:  The obligor on a Mortgage Note.
              ---------

              NET LIQUIDATION PROCEEDS:  The excess of Liquidation Proceeds
              ------------------------
received with respect to any Mortgage Loan or REO Property over the amount of Liquidation Expenses incurred with respect thereto.

              NET MORTGAGE INTEREST RATE:  With respect to any Mortgage Loan
              --------------------------
on any date, the Mortgage Rate on such date less the Servicing Fee Rate applicable to such Mortgage Loan on such date.

              NET OPERATING INCOME:  For each Mortgaged Property and applicable
              --------------------
annual period, the gross income less operating expenses (excluding noncash items such as depreciation or amortization) and reserves for capital items as reported in property operating statements provided to the Master Servicer or the Special Servicer, as the case may be, by the Mortgagor, as adjusted if appropriate in the sole judgment of the Master Servicer or the Special Servicer, as the case may be, to assure consistency between annual periods and with customary industry practices. Such adjustments may include, but are not limited to, addition of property management fee expense, normalizing reported property taxes and insurance to an annual amount, removing capital expenses reported as operating expenses, and adding annual reserves for capital expenditures.

              NONRECOVERABLE ADVANCE:  The portion of any Advance (including
              ----------------------
interest accrued thereon at the Advance Rate) previously made or proposed to be made by the Master Servicer, the Trustee, the Fiscal Agent or the Special Servicer that, in the good faith judgment of the Master Servicer, the Trustee, the Fiscal Agent or the Special Servicer, as the case may be, will not or, in the case of a current delinquency, would not be, ultimately recoverable, from Insurance Proceeds or Net Liquidation Proceeds or from any other collections with respect to the related Mortgage Loan as evidenced by an Officer's Certificate pursuant to Section 5.04. In determining whether an Advance with respect to any Mortgage Loan will be recoverable, the Master Servicer, the Trustee, the Fiscal Agent or the Special Servicer, as applicable, shall take into account amounts that may be realized on the related Mortgaged Property in its "as is" or then current condition and occupancy. The Master

Servicer's, the Trustee's, the Fiscal Agent's or the Special Servicer's good faith determination as to the recoverability of any Advance shall be conclusive and binding on the Certificateholders.

              OFFICER'S CERTIFICATE:  With respect to the Depositor or the
              ---------------------
Seller, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President, an Assistant Vice President, a member of the Executive Committee, the Treasurer of the Depositor or such Seller and delivered to the Master Servicer or the Trustee, as required by this Agreement. With respect to the Master Servicer or the Special Servicer, a certificate signed by a Servicing Officer or, if such certificate is delivered for the purpose of identifying persons who shall be deemed as Servicing Officers under this Agreement, signed by the President, a Vice President, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Master Servicer or the Special Servicer, as the case may be. With respect to the Trustee or the Fiscal Agent, a certificate signed by any officer in the Asset Backed Securities Trust Services Group of the Trustee or the Fiscal Agent, as the case may be.

              OPERATING ADVISOR:  As defined in Section 3.05 hereof.
              -----------------

              OPINION OF COUNSEL:  A written opinion of counsel, who may be
              ------------------
counsel for the Depositor, the Master Servicer or the Special Servicer, addressed to and reasonably acceptable to the Trustee. With respect to Section
7.04 hereof and any opinion dealing with the qualification of a REMIC or compliance with the REMIC Provisions, such counsel may (i) not have any material direct financial interest in the Depositor, the Special Servicer or the Master Servicer or in any affiliate of either of them, and (ii) not be connected with the Depositor, the Special Servicer or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. The Trustee and the Fiscal Agent may rely upon the written statement of any counsel as evidence of compliance with clauses (i) and (ii).

              OPTIONAL PURCHASE:  The purchase of the Mortgage Loans pursuant to
              -----------------
Section 10.01(a).

              OPTIONAL TERMINATION DATE:  As defined in Section 10.01(a).
              -------------------------

              PARTICIPANT:  A broker, dealer, bank, other financial institution
              -----------
or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

              PASS-THROUGH ENTITY:  Any of (a) a regulated investment company
              -------------------
described in Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in
Section 1381(a) of the Code, (b) any partnership, trust, or estate as such terms are defined in the Code or (c) any person holding a Class R-I or Class R-II Certificate as nominee for another person.

              PERCENTAGE INTEREST:  The percentage interest (which may be
              -------------------
expressed as a fraction) evidenced by any Certificate, which (a) with respect to the Class A-1, Class A-2,

Class B, Class C, Class D, Class E, Class F and Class G Certificates, is equal to a fraction, the numerator of which is the Initial Certificate Principal Balance of such Certificate, and the denominator of which is equal to the aggregate Initial Certificate Principal Balances of all Certificates of the same Class and (b) with respect to any Class A-X and any Class R-I or Class R-II Certificate, as set forth on the face thereof.

              PERSON:  Any individual, corporation, partnership, joint venture,
              ------
association, joint-stock company, trust, limited liability company, unincorporated organization or government, or any agency or political subdivision thereof.

              PLAN:  As defined in Section 6.02(f).
              ----

              PREPAYMENT INTEREST SHORTFALL:  As to any Distribution Date and
              -----------------------------
any Mortgage Loan (other than an REO Account Mortgage Loan) that was the subject of a Principal Prepayment during the related Prepayment Period, an amount equal to the excess, if any, of (i) one month's interest at the applicable Net Mortgage Interest Rate on the Principal Balance of such Mortgage Loan over (ii) the amount of interest paid by the Mortgagor during the Prepayment Period in which it is received.

              PREPAYMENT PERIOD:  With respect to any Distribution Date, the
              -----------------
period beginning on the day after the Determination Date occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the Determination Date occurring in the calendar month in which such Distribution Date occurs.

              PREPAYMENT PREMIUM:  With respect to any Distribution Date, the
              ------------------
aggregate of all prepayment premiums and yield maintenance payments, if any, received during the related Prepayment Period in connection with Principal Prepayments.

              PRIME RATE:  With respect to any Advance made by the Master
              ----------
Servicer, the Special Servicer, the Trustee or the Fiscal Agent and certain other amounts specified herein, the Prime Rate as reported in The Wall Street
                                                              ---------------
Journal from time to time or, if such rate is not published for any reason, a
-------
daily prime loan rate from a comparable financial publication.

              PRINCIPAL BALANCE:  With respect to any Mortgage Loan, as of any
              -----------------
date of determination, the principal balance of such Mortgage Loan as of the Cut-off Date (after deduction of all principal payments due on or before the Cut-off Date, whether or not received) plus the amount of Deferred Interest, if any, added to the principal balance of such Mortgage Loan on or before the Due Date in the Due Period that ends in the month in which such date of determination occurs, reduced (but not below zero) by the sum (without duplication) of (i) all amounts previously received or collected by the Master Servicer or the Special Servicer in respect of principal on such Mortgage Loan subsequent to the Cut-off Date, other than amounts representing payments due on such Mortgage Loan on or prior to the Cut-off Date; (ii) all Net Liquidation Proceeds and Insurance Proceeds allocated to principal; (iii) all amounts allocable to the principal of such Mortgage Loan previously paid by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent as part of a Monthly Advance; and (iv) all Realized Losses with respect to such Mortgage Loan on any previous Distribution Date net of recoveries of amounts previously applied to reduce the Principal Balance of the Mortgage Loan as Realized Losses. In the case of a Replacement Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Replacement Mortgage Loan on the date of substitution after deduction of all payments due on or before the Due Date in the month of substitution, reduced by the sums described in (i) through (iv), above, after such Due Date.

               PRINCIPAL DISTRIBUTION AMOUNT:  (a)  For any Distribution Date
               -----------------------------
and the Classes of Certificates then entitled to payments of principal, the sum, for all Mortgage Loans of:

                         (i) the principal component of all scheduled Monthly Payments due and of any Assumed Scheduled Payments deemed due during the related Due Period to the extent received or advanced by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent;

                        (ii) for each Mortgage Loan which was repurchased during the related Prepayment Period pursuant to Sections 2.01, 2.02, or 2.03, the principal amount of the Purchase Price;

                       (iii) the principal component of all other Principal Prepayments (including all recoveries and Insurance Proceeds from any REO Account Mortgage Loans and related REO Account Properties) actually received by the Master Servicer or the Special Servicer during the related Prepayment Period; and

                        (iv) all Appraisal Reduction Capitalization Amounts, to the extent of payments received from the related Mortgagor in respect of the related Mortgage Loan.

               PRINCIPAL PREPAYMENT:  Any payment or other recovery of
               --------------------
principal on a Mortgage Loan, including Net Liquidation Proceeds, Insurance Proceeds and the proceeds of any purchase of a Mortgage Loan pursuant to Sections 2.01, 2.02 or 2.03, or 3.11, but excluding any prepayment penalty, fee or premium, that is received during the related Prepayment Period and which payment is not accompanied by an amount representing interest with respect to any date after the date as of which such payment is directed to be applied.

               PROPERTY PROTECTION ADVANCE:  As to any Mortgage Loan, any
               ---------------------------
advance which is made by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, pursuant to Sections 3.01, 3.10, 3.11, 3.13, 3.15, 5.02 or otherwise (and which is designated as a Property Protection Advance in such Sections or any other Sections), any advance which is designated as a Property Protection Advance herein, and any other costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to protect and preserve the security for such Mortgage Loan. Notwithstanding anything to the contrary, "Property Protection Advances" shall not include allocable overhead of the Master Servicer, which shall include costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses, and similar internal costs and expenses.

              PUBLICLY OFFERED CERTIFICATES:  The Class A-1, Class A-2, Class B,
              -----------------------------
Class C and Class D Certificates.

              PURCHASE PRICE:  With respect to any Mortgage Loan to be
              --------------
purchased or required to be purchased by the Seller or any other Person pursuant to Section 2.01, 2.02, 2.03 or 3.11, the sum of (i) 100% of the outstanding principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at a rate equal to the Mortgage Rate from the date to which interest was last paid to the Due Date next following the date of purchase, and (iii) any unreimbursed Property Protection Advances and any interest accrued on unreimbursed Advances with respect to such Mortgage Loan at the Advance Rate and amounts required to be paid to the Special Servicer but remaining unpaid or unreimbursed pursuant to Section 3.12(f).

              QUALIFIED INSURER:  As used in Section 3.13 and Section 7.05, an
              -----------------
insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction, which (i) shall have a claims paying ability rated by each Rating Agency (and if such company is not rated by D&P, rated A-VIII by A. M. Best's Key Rating Guide) no lower than two ratings categories (without regard to pluses or minuses) lower than the highest rating of any outstanding Class of Certificates from time to time, but in no event lower than "BBB" or "BBBq", or (ii) in the case of the fidelity bond and the errors and omissions insurance required to be maintained pursuant to Section 7.05, shall have a claims paying ability rated by each Rating Agency (and if such company is not rated by D&P, rated A-VIII by A. M. Best's Key Rating Guide) no lower than two ratings categories (without regard to pluses or minuses) lower than the highest rating of any outstanding Class of Certificates from time to time, but in no event lower than "BBB" or "BBBq", unless in any such case each of the Rating Agencies has confirmed in writing that an insurance company with a lower claims paying ability shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates.

              QUALIFIED MORTGAGE:  A Mortgage Loan that is a "qualified
              ------------------
mortgage" within the meaning of Code Section 860G(a)(3) and applicable Treasury Regulations (but without regard to the rule in Treasury Regulation (S)1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision).

              RATING AGENCIES:  Any nationally recognized statistical rating
              ---------------
organization, or any successor thereto, that rated the Certificates at the request of the Depositor at the time of their initial issuance. If such organization or successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee.

              REALIZED LOSS:  An amount determined by the Master Servicer,
              -------------
based on information provided to it by the Special Servicer, and evidenced by an Officer's Certificate delivered thereby to the Trustee within five Business Days following the date of determination of such Realized Loss, in connection with any Mortgage Loan equal to (without duplication): (a) with respect to any Liquidated Loan (other than a Liquidated Loan with respect to which a Bankruptcy Loss has occurred), the excess of (i) the outstanding principal balance of such Liquidated Loan immediately prior to liquidation plus, without duplication, interest thereon at a rate equal to the sum of the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation together with the amount of unreimbursed Property Protection Advances and amounts required to be paid to the Special Servicer but remaining unpaid or unreimbursed pursuant to Section 3.12(f), together with interest on unreimbursed Advances with respect to such Mortgage Loans at the Advance Rate, over (ii) the proceeds (including Liquidation Proceeds, Insurance Proceeds and other recoveries), if any, received in connection with such liquidation or sale, after application of all withdrawals permitted to be made by the Master Servicer from the related Collection Account with respect to such Mortgage Loan, (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the outstanding principal balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation, (c) with respect to any Mortgage Loan amended by the Special Servicer pursuant to Section 3.26 herein, the amount, if any, of principal of such Mortgage Loan that is forgiven or reduced, and (d) to the extent not included in clause (a)(i) above as part of a Property Protection Advance, the amount of reasonable attorney's fees and other expenses incurred by the Master Servicer or the Special Servicer in connection with a workout or foreclosure proceedings with respect to a Mortgage Loan if and to the extent that (i) any delinquencies or defaults with respect to such Mortgage Loan have been cured, (ii) the Mortgage Loan remains outstanding, and (iii) the amount of such attorney's fees and expenses have not been and will not be paid by the Mortgagor or recoverable from the collateral and other sources at the Final Recovery Determination.

              RECORD DATE:  The close of business on the last day of the month
              -----------
preceding the month in which the applicable Distribution Date occurs.

              REGULAR CERTIFICATES:  The Class A-1, A-2, Class A-X, Class B,
              --------------------
Class C, Class D, Class E, Class F and Class G Certificates.

              REMIC:  A "real estate mortgage investment conduit" within the
              -----
meaning of Section 860D of the Code, including the Tier 1 REMIC and the Tier 2 REMIC.

              REMIC PROVISIONS:  Sections 860A through 860G of the Code and
              ----------------
related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

              REO ACCOUNT:  As defined in Section 3.10.
              -----------

              REO ACCOUNT MORTGAGE LOAN:  A Mortgage Loan as to which the
              -------------------------
related Mortgaged Property is an REO Property.

               REO DISPOSITION:  The receipt by the Special Servicer in
               ---------------
connection with an REO Property of Insurance Proceeds, condemnation awards and other payments and recoveries which the Master Servicer or the Special Servicer recovers from the sale or other final disposition of the REO Property.

               REO PROPERTY:  Any Mortgaged Property acquired in the name of the
               ------------
Trustee or its nominee by the efforts of the Special Servicer in foreclosure, by deed in lieu of foreclosure or a property that the Special Servicer or a receiver retained by the Special Servicer has acquired possession of or is operating on behalf of the Trust or that has been abandoned by the related Mortgagor.

               REPLACEMENT MORTGAGE LOAN:  A Mortgage Loan substituted by the
               -------------------------
Seller for a Deleted Mortgage Loan sold by the Seller which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered by such Person to the Trustee on or before the third Business Day prior to the Determination Date occurring in the month of such substitution, as set forth in
Section 2.03, (i) have an outstanding principal balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortage to be remitted by the Seller to the Master Servicer for deposit in the Collection Account in the month of substitution as set forth in
Section 2.03 of this Agreement); (ii) at the time of substitution have a Mortgage Rate equal to or greater than the Mortgage Rate of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio calculated as of the date of substitution no higher than the lower of (x) the Loan-to-Value Ratio on the Deleted Mortgage Loan as of the Cut-Off Date and (y) as of the date of the most recent calculation thereof; (iv) have a remaining term to maturity no greater than (and not more than one year less than) the Deleted Mortgage Loan; (v) comply with any standards for replacement Mortgage Loans furnished to the Trustee by the Depositor or any Rating Agency, and not otherwise result in a qualification, withdrawal or downgrading of the then current ratings on the Certificates as evidenced in writing by the applicable Rating Agency; (vi) comply with each representation and warranty set forth in Exhibit 2 to the Mortgage Loan Purchase Agreement; (vii) have the earliest date on which a prepayment may be made no earlier than the earliest date on which the Deleted Mortgage Loan may have been prepaid; (viii) be of the same property type as the Deleted Mortgage Loan; (ix) be secured by a Mortgaged Property located in a state as to which the aggregate outstanding principal balance of all Mortgage Loans secured by Mortgaged Properties located in such state (including such Replacement Mortgage Loan) does not exceed 10% of the total outstanding principal balance of all Mortgage Loans; and (x) in the case of a Deleted Mortgage Loan for which information regarding debt service coverage was available, have a Debt Service Coverage Ratio equal to or greater than the higher of the original or most recently available debt service coverage ratio for the Deleted Mortgage Loan. A Deleted Mortgage Loan may be replaced only with a fixed-rate Mortgage Loan. The Trustee may conclusively rely upon any Officer's Certificate delivered to it pursuant to this definition.

              REPORT DATE:  The third Business Day after the related
              -----------
Determination Date.

              REQUIRED INSURANCE POLICY:  With respect to any Mortgaged
              -------------------------
Property, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgaged Property, including each standard hazard and, if applicable, flood insurance policy.

              RESERVE ACCOUNT:  With respect to any Mortgage Loan, any escrow
              ---------------
or reserve account (such as debt reserve, maintenance reserve, capital or leasehold improvement reserve account) required to be maintained pursuant to the terms of the related Mortgage or Mortgage Note and such account shall not be part of the Trust Fund.

              RESPONSIBLE OFFICER:  When used with respect to the Trustee or the
              -------------------
Fiscal Agent, any officer in the Asset-Backed Securities Trust Services Group, including any Vice President, any Assistant Vice President, any Trust Officer, any Assistant Trust Officer, any Secretary, any Assistance Secretary, or any other officer of the Trustee or Fiscal Agent customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular matter.

              SCHEDULED PRINCIPAL BALANCE:  With respect to any Mortgage Loan,
              ---------------------------
as of any Determination Date, the scheduled principal balance of such Mortgage Loan as of the Cut-off Date plus the amount of Deferred Interest, if any, added to the principal balance of such Mortgage Loan on or before the Due Date in the Due Period that ends in the month in which such Determination Date occurs, reduced by (a) any Principal Prepayments and Balloon Payments received on or prior to such Determination Date, (b) any payment in respect of principal, if any, due on or before such Due Date (other than a Balloon Payment) whether or not paid by the Mortgagor, and (c) any adjustment thereto in the amount of a Deficient Valuation resulting from any bankruptcy or similar proceeding.

              SECURITIES ACT:  The Securities Act of 1933, as amended.
              --------------

              SELLER:  Wells Fargo National Bank, National Association.
              ------

              SERVICER MORTGAGE FILE:  As defined in Section 3.03.
              ----------------------

              SERVICER REMITTANCE DATE:  The first Business Day prior to the
              ------------------------
related Distribution Date, or if such first Business Day is not a business day in the State where the Collection Account or the Distribution Account is located, the Business Day in such State prior to such first Business Day.

              SERVICER REMITTANCE REPORT:  A report prepared by the Master
              --------------------------
Servicer and in such media as may be agreed upon by the Master Servicer and the Trustee containing such information regarding the Mortgage Loans as will permit the Trustee to calculate the amounts to be distributed pursuant to Section 4.02 and to furnish statements to Certificateholders pursuant to Section 4.04, and containing such additional information as the Master Servicer and the Trustee may from time to time mutually agree.

              SERVICING FEE:  For each calendar month, as to each Mortgage
              -------------
Loan, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the Scheduled Principal Balance of such Mortgage Loan immediately after the Due Date occurring in such month; subject to reduction in respect of Compensating Interest as set forth in Section 3.18(d).

              SERVICING FEE RATE:  With respect to each Mortgage Loan, a rate
              ------------------
equal to 0.15% per annum.

              SERVICING OFFICER:  Any officer or employee of the Master
              -----------------
Servicer or the Special Servicer, as the case may be, involved in, or responsible for, the administration and servicing of the applicable Mortgage Loans, whose name and specimen signature appear on a list of servicing officers or employees furnished to the Trustee on the Delivery Date by the Master Servicer and the Special Servicer, respectively, pursuant to this Agreement, as such list may from time to time be amended.

              SERVICING STANDARD:  As defined in Section 3.01.
              ------------------

              SERVICING TRANSFER EVENT:  The occurrence or existence of any of
              ------------------------
the following conditions with respect to any Mortgage Loan:

                         (i) in the case of a Balloon Mortgage Loan, a payment default with respect to the Balloon Payment due at maturity (except where the Master Servicer and the Special Servicer agree in writing that such Mortgage Loan is likely to be paid in full within 30 days of such default);

                        (ii) any Monthly Payment is more than 60 days delinquent;

                       (iii) the Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such a proceeding;

                        (iv) the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property;

                         (v) a payment default has occurred or in the judgment of the Master Servicer, is imminent or will occur within 60 days, and is not likely to be cured by the Mortgagor within 60 days thereafter;

                        (vi) the Mortgagor makes a request to amend or renegotiate the terms of the existing Mortgage, Mortgage Note or related documents;

                       (vii) the Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations;

                      (viii) the related Mortgaged Property becomes REO Property; or

                        (ix) a default of which the Master Servicer has notice (other than a failure by the related Mortgagor to pay principal or interest) and which in the sole judgment of the Master Servicer materially and adversely affects the interests of the Certificateholders has occurred and has remained unremedied for the applicable grace period specified in such Mortgage Loan (or, if no grace period is specified, 60 days).

              SPECIAL SERVICER:  Wells Fargo Bank, National Association, a
              ----------------
national banking association or any successor special servicer as herein provided.

              SPECIAL SERVICER COMPENSATION:  With respect to any Distribution
              -----------------------------
Date, an amount equal to the sum of the Special Servicer Fee, aggregate Workout Fee, if any, and aggregate Extension Fee, if any, for such Distribution Date.

              SPECIAL SERVICER DETERMINATION DATE:  With respect to any
              -----------------------------------
Distribution Date, the third Business Day preceding the related Determination Date.

              SPECIAL SERVICER FEE:  With respect to any Due Period, an amount
              --------------------
equal to the product of 1/12th of 0.50% and the Scheduled Principal Balance of each Mortgage Loan which is a Specially Serviced Mortgage Loan outstanding immediately prior to the application of the principal portion of the Monthly Payment due thereon on the Due Date occurring in such Due Period.

              SPECIAL SERVICER MONTHLY REPORTS:  The Reports substantially in
              --------------------------------
the form of Exhibit U-1 attached hereto.

              SPECIAL SERVICER REMITTANCE DATE:  With respect to any
              --------------------------------
Distribution Date, the second Business Day preceding the related Distribution Date.

              SPECIALLY SERVICED ASSET REPORT:  The report prepared by the
              -------------------------------
Special Servicer substantially with the information set forth in Exhibit Q attached hereto.

              SPECIALLY SERVICED MORTGAGE LOAN:  Subject to Section 3.27, a
              --------------------------------
Mortgage Loan, including any REO Account Mortgage Loan as to which a Servicing Transfer Event has occurred and is continuing.

              SUB-SERVICER:  As defined in Section 3.02.
              ------------

              SUB-SERVICING AGREEMENT:  Any agreement pursuant to which any Sub-
              -----------------------
Servicer is retained by the Master Servicer or the Special Servicer.

              S&P:  Standard & Poor's Ratings Services, a division of the
              ---
McGraw-Hill Companies, Inc., or any successor in interest.

              TRIGGER EVENT:  As defined in Section 3.05(a) hereof.
              -------------

              TRUSTEE:  LaSalle National Bank, a nationally chartered bank,
              -------
not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

              TRUSTEE FEE:  The fee payable by the Master Servicer to the
              -----------
Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to the amount specified in a letter agreement between the Trustee and the Master Servicer.

              TRUSTEE MORTGAGE FILE:  The mortgage documents listed in Section
              ---------------------
2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

              TRUST FUND:  The corpus of the trust created by this Agreement
              ----------
consisting of all of the assets of the REMICs, including (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans and not including amounts deposited into any Lock-Box or Reserve Accounts, (b) REO Property and all revenues received in respect thereof, (c) the Collection Account, the Distribution Account, the REO Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) the rights of the Depositor assigned to the Trustee pursuant to Section 2.03 hereof and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash, instruments, securities or other property including, without limitation, all amounts held or invested from time to time in the Distribution Account, Collection Account or REO Account, whether in the form of cash, instruments, securities or other property.

              U.S. PERSON:  A citizen or resident of the United States, a
              -----------
corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

              VOTING RIGHT:  The right to vote, give a consent, direct the
               ------------
Trustee or otherwise exercise rights granted to Certificateholders hereunder. The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.0% of all the Voting Rights shall be allocated among Holders of Certificates, respectively, other than the Class A-X, Class R-I and Class R-II Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class A-X, Class R-I and Class R-II Certificates shall be entitled to 1.0%, 0.5% and 0.5% of all of the

Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interest.

              WEIGHTED AVERAGE RATE:  With respect to any Distribution Date,
              ---------------------
the per annum rate equal to the weighted average of the Net Mortgage Interest Rates on all of the Mortgage Loans (based on the aggregate principal balance thereof) as of the preceding Due Date; provided, however, that in the event any
                                       --------  -------
Mortgage Loan is subject to a Debt Service Reduction, then for purposes of calculating Weighted Average Rate only, the Net Mortgage Interest Rate of such Mortgage Loan shall be the Net Mortgage Interest Rate immediately prior to such Debt Service Reduction.

              WORKOUT FEE:  With respect to any Due Period and any Specially
              -----------
Serviced Mortgage Loan (and any Mortgage Loan which was a Specially Serviced Mortgage Loan and for which servicing has been transferred to the Master Servicer pursuant to this Agreement) or REO Property, an amount equal to the product of the Workout Fee Rate and (i) net collections including, without limitation, principal and interest collections on such Specially Serviced Mortgage Loan (and any Mortgage Loan which was a Specially Serviced Mortgage Loan and for which servicing has been transferred to the Master Servicer pursuant to this Agreement) during such Due Period; provided, however, that the
                                                    --------  -------
Workout Fee Rate with respect to any such Specially Serviced Mortgage Loan (and any Mortgage Loan which was a Specially Serviced Mortgage Loan and for which servicing has been transferred to the Master Servicer) during such Due Period shall not exceed 1% and (ii) in conjunction with any Final Recovery Determination, the Net Liquidation Proceeds and Insurance Proceeds received on such Specially Serviced Mortgage Loan or REO Property during such Due Period.

              WORKOUT FEE RATE:  As to any Mortgage Loan for which a Workout
              ----------------
Fee is payable with respect to any Due Period pursuant to the definition of "Workout Fee," a rate equal to 1.0%.

              (b) Whenever used in this Agreement with respect to the REMICs, the following words and phrases shall have the following meanings:

              TIER 1 REMIC:  A segregated pool of assets, with respect to
              ------------
which a REMIC election is to be made, consisting of (i) the Mortgage Loans and all amounts payable thereon after the Cut-off Date, (ii) the Distribution Account (to the extent of collections received on the Mortgage Loans) and all amounts with respect thereto deposited therein pursuant to the applicable provisions of this Agreement, (iii) REO Property arising from the Mortgage Loans, (iv) any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.03 and
(vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other property.

              TIER 2 REMIC:  The segregated pool of assets consisting of the
              ------------
Uncertificated Tier 1 REMIC Regular Interests, conveyed to the Trustee for the benefit of the Holders of the Certificates pursuant to this Agreement, with respect to which a separate REMIC election is to be made.

              UNCERTIFICATED PRINCIPAL BALANCE:  With respect to any Class of
              --------------------------------
Tier 1 Uncertificated Regular Interests, on any date, the principal balance thereof as described in the definition of such Class.

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST A-1:  An
              ------------------------------------------------
uncertificated partial undivided beneficial ownership interest in the Tier 1 REMIC having an Uncertificated Principal Balance equal to the aggregate Certificate Principal Balance of the Class A-1 Certificates, and which bears interest at the Weighted Average Rate.

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST A-2:  An
              ------------------------------------------------
uncertificated partial undivided beneficial ownership interest in the Tier 1 REMIC having an Uncertificated Principal Balance equal to the aggregate Certificate Principal Balance of the Class A-2 Certificates, and which bears interest at the Weighted Average Rate.

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST B:  An uncertificated
              ----------------------------------------------
partial undivided beneficial ownership interest in the Tier 1 REMIC having an Uncertificated Principal Balance equal to the aggregate Certificate Principal Balance of the Class B Certificates, and which bears interest at the Weighted Average Rate.

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST C:  An uncertificated
              ----------------------------------------------
partial undivided beneficial ownership interest in the Tier 1 REMIC having an Uncertificated Principal Balance equal to the aggregate Certificate Principal Balance of the Class C Certificates, and which bears interest at the Weighted Average Rate.

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST D:  An uncertificated
              ----------------------------------------------
partial undivided beneficial ownership interest in the Tier 1 REMIC having an Uncertificated Principal Balance equal to the aggregate Certificate Principal Balance of the Class D Certificates, and which bears interest at the Weighted Average Rate.

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST EFG:  An
              -------------------------------------------------
uncertificated partial undivided beneficial ownership interest in the Tier 1 REMIC having an Uncertificated Principal Balance equal to the aggregate Certificate Principal Balance of the Class E, Class F, and Class G Certificates, and which bears interest at the Weighted Average Rate.

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST A-1 DISTRIBUTION
              -------------------------------------------------------------
              AMOUNT:
              ------
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Tier 1 REMIC Regular Interest A-1 for such Distribution Date pursuant to Section 4.02(a).

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST A-2 DISTRIBUTION
              -------------------------------------------------------------
              AMOUNT:
              ------
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Tier 1 REMIC Regular Interest A-2 for such Distribution Date pursuant to Section 4.02(a).

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST B DISTRIBUTION
              -----------------------------------------------------------
              AMOUNT:
              ------
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Tier 1 REMIC Regular Interest B for such Distribution Date pursuant to Section 4.02(a).

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST C DISTRIBUTION
              -----------------------------------------------------------
              AMOUNT:
              ------
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Tier 1 REMIC Regular Interest C for such Distribution Date pursuant to Section 4.02(a).

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST D DISTRIBUTION
              -----------------------------------------------------------
              AMOUNT:
              ------
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Tier 1 REMIC Regular Interest D for such Distribution Date pursuant to Section 4.02(a).

              UNCERTIFICATED TIER 1 REMIC REGULAR INTEREST EFG DISTRIBUTION
              -------------------------------------------------------------
              AMOUNT:
              ------
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Tier 1 REMIC Regular Interest EFG for such Distribution Date pursuant to Section 4.02(a).

              UNCERTIFICATED TIER 1 REMIC REGULAR INTERESTS:  Uncertificated
              ---------------------------------------------
Tier 1 REMIC Regular Interest A, Uncertificated Tier 1 REMIC Regular Interest B, Uncertificated Tier 1 REMIC Regular Interest C, Uncertificated Tier 1 REMIC Regular Interest D and Uncertificated Tier 1 REMIC Regular Interest EFG.

              SECTION 1.02.   CALCULATIONS.
                              ------------

              All calculations of interest hereunder that are made with respect to each Class of Certificates shall be made monthly, calculated on the basis of a 360-day year consisting of twelve 30-day months, and shall be carried out to five decimal places, rounded up. All dollar amounts calculated hereunder shall be rounded to the nearest penny.

              SECTION 1.03.   INTERPRETATION.
                              --------------

              (a) Whenever the Agreement refers to a Distribution Date and a "related" Prepayment Period, Interest Accrual Period, Record Date, Due Date, Report Date, Monthly Report, Special Servicer Determination Date, Special Servicer Remittance Date or Determination Date, such reference shall be to the Prepayment Period, Interest Accrual Period, Record Date, Due Date, Report Date, Special Servicer Determination Date, Special Servicer Remittance Date or Determination Date, as applicable, immediately preceding such Distribution Date.

              (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.01 shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable.

              (c) The words "hereof", "herein" and "hereunder", and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedules and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

               (d) Whenever a term is defined herein, the definition ascribed to such term shall be equally applicable to both the singular and plural forms of such term and to masculine, feminine and neuter genders of such term.

               (e) This Agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel. Each party agrees that any ambiguity in this Agreement shall not be interpreted against the party drafting the particular clause which is in question.


                                   ARTICLE II

                           CONVEYANCE OF TRUST FUND;
                         REPRESENTATIONS AND WARRANTIES

               SECTION 2.01.  CONVEYANCE OF TRUST FUND.
                              ------------------------

               The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all of the Depositor's right, title and interest, whether now owned or hereafter acquired, now existing or hereafter arising, in and to all assets included in the Trust Fund, including (a) the Mortgage Loans listed in Exhibit H to this Agreement, including all interest
                         ---------
and principal received or he receivable by the Depositor on or with respect to the Mortgage Loans after Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, which Mortgage Loans the Depositor shall cause to be delivered to the Trustee or its authorized agents on or prior to the Delivery Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Collection Account, the Distribution Account and all amounts deposited therein or credited thereto pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) the rights of the Depositor assigned to the Trustee pursuant to Section 2.03 hereof, and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash, instruments, securities or other property including, without limitation, all amounts held or invested from time to time in the Distribution Account or Collection Account, whether in the form of cash, instruments, securities or other property.

               The Depositor, as of the Delivery Date, and concurrently with the execution and delivery hereof, does hereby assign, without recourse, all right, title and interest of the Depositor in and to the Uncertificated Tier 1 REMIC Regular Interests to the Trustee for the benefit of the Holders of the Class A-1, Class A-2, Class A-X, Class B, Class C, Class D, Class E, Class F, Class G and Class R-II Certificates.

               In connection with any such transfer and assignment, the Depositor shall deliver to, and deposit with, the Trustee the following documents or instruments with respect to each Mortgage Loan so assigned:

                 (i) the Mortgage Note (or with respect to any destroyed Mortgage Note, an original lost note affidavit from the Person from whom such loan was acquired stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note) endorsed (either on the Mortgage Note or to the extent permitted by applicable state law by an allonge annexed thereto) to "LaSalle National Bank, as Trustee for the benefit of the holders of the CS First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, without recourse," with all intervening endorsements (either on the Mortgage Note or to the extent permitted by applicable state law by allonge annexed thereto), as are necessary to show a complete chain of endorsement from the originator to the Trustee, and if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed on behalf of the Mortgagor by another person under power of attorney, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument certified by the relevant public recording office in those instances in which the public recording office retains the original;

                (ii) the original Mortgage (or certified copy thereof) and the original or certified copy of any intervening assignment thereof, in each case as recorded, with evidence of recording indicated thereon;

               (iii) an original recorded assignment of Mortgage to "LaSalle National Bank, as Trustee for the benefit of the holders of the CS First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1995-WF1";

                (iv) the original or certified copy of each assumption, modification, forbearance, assurance, guarantee or substitution agreement, or any other written agreement, if any, with respect to such Mortgage Loan, with evidence of recording (if applicable) indicated thereon, as identified on the Mortgage Loan Schedule;

                 (v) if there is a separate assignment of rents, the original assignment of rents (or certified copy thereof) with evidence of recording indicated thereon and the original or certified copy of each intervening assignment of assignment of rents, if any, showing a complete chain of title from the original mortgagee to the assignor under the document required to be delivered pursuant to clause (vi) below, each with evidence of recording thereon;

                (vi) if there is a separate assignment of rents, the original recorded assignment of assignment of rents to "LaSalle National Bank, as Trustee for the benefit of the holders of the CS First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1995-WF1";

               (vii) original recorded UCC-1 Financing Statements and UCC-2 and UCC-3 Assignments, as applicable, in form acceptable for filing or recording, as applicable in all required locations, assigning the interests in personal property security secured by all UCC-1 Financing Statements of record in applicable public filing or recording offices to "LaSalle National Bank, as Trustee for the benefit of the holders of the CS First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1995-WF1";

              (viii) the original lender's title policy and all riders thereto, or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, and the escrow closing instructions specifying acceptability of such document, with the original policy of title insurance to be delivered promptly following receipt thereof from the applicable insurer, but in any case not later than 45 days after the Delivery Date;

                (ix) the original of any guaranty relating to the Mortgage Loan;

                 (x) if separate from the Mortgage, the original security agreement or comparable instrument, an original assignment thereof to the Trustee for the benefit of the Certificateholders; and

                (xi) any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing.

               Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan the Depositor cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses
(ii), (iv) or (v) above with evidence of recording thereon concurrently with the execution and delivery hereof, the Depositor shall deliver, or cause the Seller to deliver, to the Trustee a duplicate original or true copy of such document certified by the Seller or the applicable public recording office to be a true and complete duplicate original or copy of the original thereof submitted for recording. The Depositor shall promptly deliver, or cause the Seller to deliver, to the Trustee (A) such original document, with evidence of recording indicated thereon, or a photocopy of such document certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official or from Seller, and (B) upon discovery of any defect or omission in the deliveries of any of items (ii), (iv) or (v) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such item or a certified copy thereof, certified by the relevant recording office, but in no event shall any such delivery be made later than 120 days following the Delivery Date. From time to time the Master Servicer or the Special Servicer may forward or cause to be forwarded to the Trustee for the benefit of the Certificateholders additional original documents evidencing an assumption or modification of a Mortgage Loan.

               Notwithstanding the foregoing, in the event that the Seller cannot deliver to the Trustee any UCC-2 or UCC-3 Assignment with the filing information of the UCC-1 Financing Statement being assigned, solely because of a delay caused by the public filing office where such UCC-1 Financing Statement had been delivered for filing, the Depositor shall deliver or cause the related Seller to deliver to the Trustee a photocopy of such UCC-2 or UCC-3 Financing Statement with the filing information left blank. The Depositor shall cause the Seller, promptly upon receipt of the applicable filing information of the UCC-1 Financing Statement being so assigned, to deliver to the Master Servicer the original UCC-2 or UCC-3 Assignment with all appropriate filing information set forth thereon. In the event that the original UCC-2 or UCC-3 Assignment with all appropriate filing information set forth thereon is not received within 120 days of the Delivery Date, the Depositor shall cooperate with the Master Servicer in the Master Servicer's efforts to cure or correct any such defect (including, without limitation, by executing, or causing the Seller to execute, one or more substitute assignments or other instruments necessary or desirable to effectuate such cure or correction).

               The Trustee shall, at the expense of the Seller, promptly record or file, as applicable, in the appropriate public office for real property records or other public office each original assignment (including any assignments relating to any Replacement Mortgage Loans) referred to in (iii),
(vi) and (vii) above with respect to each Mortgaged Property. The Trustee shall give notice to the Master Servicer of each original assignment with evidence of recording or filing indicated thereon and a photocopy thereof certified by the appropriate county recorder's office or UCC filing office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording or filing official. The Master Servicer, at the expense of the Seller, shall use its best efforts for each Mortgage Loan to obtain updated ALTA lender's title insurance policy insuring the Trustee (for the benefit of the Certificateholders) as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. If any assignment is returned unrecorded to the Trustee because of any defect therein, the Trustee shall use its best efforts to cure or correct, or to cause the Seller to cure or correct, such defect and cause such assignment to be recorded or filed in accordance with this paragraph or, if the Trustee gives notice to the Seller that such defect cannot be so cured, the Trustee shall cause the Seller, within 90 days of the receipt of such notice to either (1) substitute a Replacement Mortgage Loan or Loans, without recourse, for the Mortgage Loan as to which the deficiency exists, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03(b), or (2) purchase such Mortgage Loan at the Purchase Price therefor in accordance with the Mortgage Loan Purchase Agreement. The Depositor shall cooperate with the Trustee in the Trustee's efforts to cure or correct any such defect (including, without limitation, by executing one or more substitute assignments or other instruments necessary or desirable to effectuate such cure or correction). The Trustee shall give written notice to the Rating Agencies of the occurrence of any substitution or purchase required under this paragraph.

               In the case of Mortgage Loans that have been prepaid in full after the Cut-off Date and prior to the Delivery Date, the Depositor, in lieu of delivering the above documents to the Trustee, will remit to the Master Servicer for deposit in the related Collection Account the amount with respect to such payment that is required to be deposited in the Collection Account pursuant to
Section 3.08 and will provide the Trustee with written notice of such prepayment.

               SECTION 2.02.  ACCEPTANCE BY TRUSTEE.
                              ---------------------

               The Trustee will hold (i) the documents referred to in Section
2.01 above and the other documents constituting a part of the Trustee Mortgage Files delivered to it and (ii) the Uncertificated Tier 1 REMIC Regular Interests, in each case, in trust for the use and benefit of all present and future Certificateholders.

               Upon execution and delivery of this Agreement in respect of the Initial Certification, and within 60 days after the execution and delivery of this Agreement in respect of the Final Certification, the Trustee shall examine the Trustee Mortgage Files in its possession, and shall deliver to the Depositor, the Master Servicer and the Special Servicer a certification (the "Initial Certification" and the "Final Certification", respectively, in the respective forms set forth as Exhibit I and Exhibit J hereto) to the effect
                              ---------     ---------
that, in the case of the Initial Certification, subject to the further review provided for herein, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached thereto and in the case of the Final Certification to the effect that: (a) all documents required to be included in the Trustee Mortgage File pursuant to this Agreement are in its possession, (b) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing documents, the information set forth in items (i) and (ii) of the definition of Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Trustee Mortgage File and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 hereof. The Trustee shall deliver to the Master Servicer, the Special Servicer and the Seller (as to its respective Mortgage Loans only), a copy of such Final Certification. In giving the certifications required above, the Trustee shall be under no obligation or duty to inspect, review or examine any such documents, instruments, securities or other papers to determine whether they or the signatures thereon are genuine, enforceable or appropriate for their represented purposes, or that they are other than what they purport to be on their face, or to determine whether any Trustee Mortgage File should include any assumption agreement, modification agreement, written assurance or substitution agreement.

               If, in the course of such review, the Trustee finds any document constituting a part of a Trustee Mortgage File which does not meet the requirements of clauses (a) through (d) in the preceding paragraph, the Trustee shall promptly notify the Seller, the Master Servicer, and the Depositor in writing and shall request the Seller to correct or cure such defect in the manner and within the period or periods set forth in the Mortgage Loan Purchase Agreement and absent such correction or cure, and, in the case of a defect which results from a failure to meet one or more requirements of clauses (a) through
(c) in the preceding paragraph, such defect materially and adversely affects the value of the related Mortgage Loan or the interest of the Trustee in the related Mortgage Loan, or in any event in the case of a defect under (d), the Trustee shall request the Seller, at the Seller's election, to, and the Seller shall promptly upon such request, either (i) substitute for the related Mortgage Loan, without recourse, a Replacement Mortgage Loan or Loans, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03; or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price therefor in accordance with the Mortgage Loan Purchase Agreement. The Purchase Price for any such Mortgage Loan shall be paid to the Master Servicer and deposited by the Master Servicer in the Collection Account. Upon receipt by the Trustee of written notification of deposit of the Purchase Price or other amount required of the Seller, signed by a Servicing Officer of the Master Servicer (which notification shall include a statement as to the accuracy of the calculation of the Purchase Price or other required deposit), the Trustee shall release the related Trustee Mortgage File to the Seller and the Trustee and the Depositor shall execute and deliver such instruments of transfer or assignment in the forms presented to it, in each case without recourse, as shall be necessary to vest in the Seller, or its designee, title (to the extent that such title was transferred to the Depositor or the Trustee) to any Mortgage Loan released pursuant hereto.

               The Trustee or its authorized agents shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.

               SECTION 2.03.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                              ------------------------------------------------
                              SELLER TO THE MORTGAGE LOANS.
                              ----------------------------

               (a) The Depositor hereby assigns to the Trustee for the benefit of the Certificateholders the benefit of the representations, warranties and covenants of the Mortgage Loan Purchase Agreement, including the representations and warranties as to the Mortgage Loans specified in Schedule II to such Mortgage Loan Purchase Agreement (and attached as Exhibit T hereto) and the
                                                  ---------
obligation of the Seller to cure or correct any defective Mortgage Loans or substitute one or more Replacement Mortgage Loans for or repurchase defective Mortgage Loans, under certain circumstances, as provided in Section 7 of the Mortgage Loan Purchase Agreement (subject to the limitations set forth therein) and the Seller has acknowledged such assignment. The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan that it has taken no action to impair or encumber the title to each Mortgage Loan, or to subject any such Mortgage Loan to any offsets, defenses or counterclaims during the Depositor's ownership thereof.

               (b) It is understood and agreed that the representations and warranties set forth in this Section 2.03 (including those assigned to the Trustee by the Depositor pursuant to Section 2.03(a) hereof) shall survive delivery of the respective Trustee Mortgage Files to the Trustee. Upon discovery by the Depositor, the Master Servicer, the Special Servicer or the Trustee (or upon written notice thereof from any Certificateholder expressly identifying a breach) of a breach or breaches of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement that materially and adversely affects the value of the related Mortgage Loan or the interest of the Trustee on behalf of the Certificateholders in the related Mortgage Loan, the party discovering such breach or breaches shall give prompt written notice to the other parties and the Rating Agencies. The Master Servicer shall promptly notify the Seller of such breach and request that such Person correct or cure such breach in accordance with the Mortgage Loan Purchase Agreement, within 90 days from the date the Seller was notified in writing of such breach (provided that if the Seller certifies to the Trustee and the Master Servicer that (i) such defect is not reasonably susceptible of correction or cure within such 90-day period and is susceptible of correction or cure within an additional 90-day period, (ii) such defect does not cause the related Mortgage Loan to fail to be a "qualified mortgage" or "qualified replacement mortgage" within the meaning of Section 860G of the Code and (iii) the Seller is diligently attempting to correct or cure such defect, then the Seller shall have an additional period of 90 days in which to correct or cure such defect) and, upon the failure of the Seller to correct or cure such breach within such period or periods or the earlier certification of the Seller to the Trustee and the Master Servicer that any such breach cannot be reasonably cured or corrected, then, if such breach is not a breach of the representation and warranty of the Depositor set forth in the last sentence of the first paragraph of Section 2.03(a) hereof, the Trustee shall cause the Seller to either (i) substitute for such Mortgage Loan, without recourse, a Replacement Mortgage Loan or Loans, which substitution shall be accomplished in the manner and subject to the conditions set forth in this Section 2.03(b), or (ii) purchase the affected Mortgage Loan at the Purchase Price therefor in accordance with the Mortgage Loan Purchase Agreement; provided, however, that the Seller will be permitted to
                         --------  -------
deliver a Replacement Mortgage Loan only to the extent that the Principal Balance of such Replacement Mortgage Loan, together with the aggregate outstanding Principal Balance of all Replacement Mortgage Loans previously substituted, does not exceed 25% of the aggregate outstanding Principal Balance of all Mortgage Loans; and provided, further, that the Seller may substitute for
                           --------  -------
such Mortgage Loan only until two years after the start-up day for the REMICs.

               As to any Replacement Mortgage Loan or Loans, the Master Servicer shall cause the Seller to deliver to the Trustee for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution may be made in any calendar month after the Determination Date for such month. Monthly payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on the related Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

               The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and upon such amendment the Master Servicer shall deliver or cause to be delivered such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects. Upon receipt of the Trustee Mortgage File pertaining to any Replacement Mortgage Loans, the Trustee shall release the Trustee Mortgage File relating to such Deleted Mortgage Loan to the Seller, and the Trustee (and the Depositor, if necessary) shall execute and deliver such instruments of transfer or assignment in the form presented to it, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee or the Depositor) in the Seller or its designee to any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

               In any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate Principal Balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The Depositor shall cause the Seller to deposit the amount of such shortage into the Collection Account in the month of substitution pursuant to Section 3.08, without any reimbursement thereof. In addition, the Depositor shall cause the Seller to deposit into the Collection Account, together with such shortage, if any, an amount equal to interest on the Deleted Mortgage Loans at a rate equal to the sum of the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such substitution together with the amount of unreimbursed Property Protection Advances, amounts required to be paid to the Special Servicer but remaining unpaid or unreimbursed pursuant to Section 3.12(f), and interest on unreimbursed Advances with respect to such Deleted Mortgage Loans at the Advance Rate. The Depositor shall cause the Seller, in the case of the Mortgage Loans, to give notice in writing (accompanied by an Officer's Certificate as to the calculation of such shortage) to the Trustee and the Master Servicer of such event.

               Upon the discovery of any party hereto of a breach or breaches of any of the representations and warranties set forth herein by the Depositor that materially and adversely affects the value of the related Mortgage Loan or the interest of the Trustee on behalf of the Certificateholders in the related Mortgage Loan, the party discovering such breach or breaches shall give prompt written notice to the other parties hereto and to the Rating Agencies. The Depositor shall either correct or cure such breach in the same time and manner as the Seller is required to cure breaches as set forth in the Mortgage Loan Purchase Agreement and as set forth above. In the event the Depositor cannot cure or correct such breach or breaches as provided above, the Depositor shall either substitute or purchase such Mortgage Loan or Loans in the same time, manner, terms and conditions as the Seller is required to substitute or repurchase Mortgage Loans as set forth in the Mortgage Loan Purchase Agreement and as set forth above.

               If the Seller or the Depositor, as the case may be, shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification (or a request for release in the form of Exhibit K attached hereto) of the
                                         ---------
deposit of the Purchase Price signed by a Servicing Officer, the Trustee shall release the related Trustee Mortgage File to such Person and the Trustee (and the Depositor, if necessary) shall execute and deliver the related instruments of transfer or assignment, in the form presented to it, in each case without recourse, as shall be necessary to transfer title (to the extent that such title was transferred to the Trustee or the Depositor) from the Trustee and vest title in the Seller or the Depositor, as the case may be, or the designee of the Seller or the Depositor, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.03. It is understood and agreed that the obligation under the Mortgage Loan Purchase Agreement and this Section 2.03 to repurchase or substitute any Mortgage Loan as to which such breach has occurred and is continuing shall constitute the sole and exclusive obligation of the Seller and Depositor in respect thereof.

               SECTION 2.04.  REPRESENTATIONS AND WARRANTIES OF THE MASTER
                              --------------------------------------------
                              SERVICER, THE SPECIAL SERVICER, THE FISCAL AGENT
                              ------------------------------------------------
                              AND THE TRUSTEE.
                              ---------------

               (a) The Master Servicer and the Special Servicer each hereby represents and warrants to the Depositor, the Fiscal Agent and the Trustee that, as of the Delivery Date:

                    (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; it is duly qualified to transact business as a foreign corporation in every state in which an applicable Mortgaged Property is located or in any state in which it is otherwise required under applicable law to effect such qualification or is otherwise in compliance with applicable state law in any state in which it has not obtained any such qualification and, in any event, is in compliance with the doing business laws of any such state, in each case to the extent necessary to ensure the enforceability of each such Mortgage Loan and to perform the servicing of the Mortgage Loans or any Specially Serviced Mortgage Loans in accordance with the terms of this Agreement, except where the failure to so qualify or comply would not adversely affect the Master Servicer's or the Special Servicer's ability to perform its obligations hereunder in accordance with the terms of this Agreement;

                   (ii) it has the full corporate power and corporate authority to service each Mortgage Loan or any Specially Serviced Mortgage Loan in accordance with the terms of this Agreement, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Trustee and the Fiscal Agent, constitutes a legal, valid and binding obligation of the Master Servicer and Special Servicer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, receivership, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors rights generally and affecting enforcement of rights of creditors of banking institutions, and to general principles of equity (regardless of whether enforcement thereof is considered in a proceeding in equity or at law);

                  (iii) the execution and delivery of this Agreement by it, the servicing of the Mortgage Loans by it hereunder, the consummation by it of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof, by it are all in the ordinary course of its business and will not (1) result in a breach of any term or provision of its charter or by-laws or (2) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, to its knowledge would in the future materially and adversely affect, (A) its ability to perform its obligations under this Agreement or (B) its business, operations, financial condition, properties or assets taken as a whole; and it is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, to its knowledge would in the future materially and adversely affect, (A) its ability to perform its obligations under this Agreement or (B) its business, operations, financial condition, properties or assets, taken as a whole;

                   (iv) no litigation is pending or, to its knowledge, threatened, against it, that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                    (v) to its knowledge, no certificate of an officer or statement or report delivered by it (in such capacity) to the Depositor or the Trustee and prepared by it in connection with this Agreement and the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the information, certificate, statement or report not misleading; provided that nothing in this Agreement shall be deemed to require it to confirm, represent or warrant the truth or accuracy of (or to be liable or responsible for) any other person's information or report utilized in any communication from it; and

                   (vi) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it, or compliance by it with, this Agreement, or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same or will obtain the same prior to the time necessary to perform its obligations under this Agreement, and, except to the extent in the case of performance, that its failure to be qualified as a foreign corporation or licensed in one or more states is not necessary for the performance by it of its obligations hereunder.

               (b) The Trustee hereby represents and warrants to the Depositor, the Master Servicer, and the Special Servicer that, as of the Delivery Date:

                    (i) the Trustee is duly organized, validly existing and in good standing as a banking corporation under the laws of the United States, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the performance of its duties under this Agreement would require such qualification;

                   (ii) the Trustee has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement, and has duly authorized by all necessary corporate action, as required, for the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Special Servicer, the Master Servicer and the Fiscal Agent, constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, receivership, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors rights generally and affecting enforcement of rights of creditors of FDIC-insured institutions, and to general principles of equity (regardless of whether enforcement thereof is considered in a proceeding in equity or at law);

                  (iii) the execution and delivery of this Agreement by the Trustee, the consummation by the Trustee of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof, by the Trustee are in the ordinary course of business of the Trustee and will not (1) result in a breach of any term or provision of the organizational documents or charter or by-laws of the Trustee, or (2) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other agreement or instrument to which the Trustee is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to the Trustee of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Trustee; and the Trustee is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, to the Trustee's knowledge could in the future materially and adversely affect, (A) the ability of the Trustee to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Trustee taken as a whole;

                    (iv) no litigation is pending or, to the Trustee's knowledge, threatened, against the Trustee that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Trustee to perform any of its other obligations hereunder in accordance with the terms hereof;

                    (v) no certificate of an officer or statement furnished in writing or written report delivered by the Trustee to the Depositor and prepared by the Trustee in connection with this Agreement and the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the information, certificate, statement or report not misleading, provided that nothing in this Agreement shall be deemed to require the Trustee to confirm, represent or warrant the truth or accuracy of (or to be liable or responsible for) any other person's information or report utilized in any communication from the Trustee; and

                   (vi) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Trustee of, or compliance by the Trustee with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Trustee has obtained the same or, with respect to performance hereunder, will obtain the same at such time that any such consent, approval, authorization or order is required.

               (c) The Fiscal Agent hereby represents and warrants to the Depositor, the Master Servicer and the Special Servicer that, as of the Delivery
Date:

                    (i) the Fiscal Agent is a foreign bank duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

                   (ii) the Fiscal Agent has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement, and has duly authorized by all necessary corporate action, as required, for the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Trustee, the Special Servicer and the Master Servicer, constitutes a legal, valid and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, receivership, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors rights generally and to general principles of equity (regardless of whether enforcement thereof is considered in a proceeding in equity or at law);

                  (iii) the execution and delivery of this Agreement by the Fiscal Agent, the consummation by the Fiscal Agent of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof, by the Fiscal Agent are in the ordinary course of business of the Fiscal Agent and will not (1) result in a breach of any term or provision of the organizational documents or charter or by-laws of the Fiscal Agent, or (2) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other agreement or instrument to which the Fiscal Agent is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to the Fiscal Agent of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Fiscal Agent; and the Fiscal Agent is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, to the Fiscal Agent's knowledge could in the future materially and adversely affect, (A) the ability of the Fiscal Agent to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Fiscal Agent taken as a whole;

                   (iv) no litigation is pending or, to the Fiscal Agent's knowledge, threatened, against the Fiscal Agent that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Fiscal Agent to perform any of its other obligations hereunder in accordance with the terms hereof;

                    (v) no certificate of an officer or statement furnished in writing or written report delivered by the Fiscal Agent to the Depositor and prepared by the Fiscal Agent in connection with this Agreement and the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the information, certificate, statement or report not misleading, provided that nothing in this Agreement shall be deemed to require the Fiscal Agent to confirm, represent or warrant the truth or accuracy of (or to be liable or responsible for) any other person's information or report utilized in any communication from the Fiscal Agent; and

                    (vi) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Fiscal Agent of, or compliance by the Fiscal Agent with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Fiscal Agent has obtained the same.

               (d) It is understood and agreed that the representations and warranties set forth in this Section shall survive until the termination of this Agreement and shall inure to the benefit of the parties hereto. Upon discovery by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties set forth in this Section 2.04, the party discovering such breach shall give prompt written notice to the other parties.

               SECTION 2.05.  ISSUANCE OF CERTIFICATES EVIDENCING INTERESTS IN
                              ------------------------------------------------
                              THE TIER 2 REMIC.
                              ----------------

               The Trustee acknowledges the assignment to it of the Mortgage Loans and the Depositor's interest in the Mortgage Loan Purchase Agreement, together with the assignment to it of the Uncertificated Tier 1 REMIC Regular Interests, receipt of which is hereby acknowledged subject to the Trustee's review as provided in Section 2.02 hereof. The Trustee acknowledges receipt of notice that a security interest has been granted in the Uncertificated Tier 1 REMIC Regular Interests pursuant to Section 11.04 hereof. The rights of the Uncertificated Tier 1 REMIC Regular Interests and the Holders of the Class R-I Certificates to receive distributions from the proceeds of the Tier 1 REMIC and all ownership interests of the Holders of Classes of Certificates shall be as set forth in this Agreement.

               Concurrently with the assignment and delivery to the Trustee of the Uncertificated Tier 1 Regular Interests and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the

Class A-1, Class A-2, Class A-X, Class B, Class C, Class D, Class E, Class F, Class G and Class R-II Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Tier 2 REMIC. The rights of the Holders of such Certificates to receive distributions from the proceeds of the Tier 2 REMIC and all ownership interests of the Holders of such Certificates in such distributions shall be as set forth in this Agreement.

               SECTION 2.06.  REMIC PROVISIONS.
                              ----------------

               (a) The Depositor hereby elects, authorizes and directs the Trustee, to treat and account for the Tier 1 REMIC and Tier 2 REMIC as separate REMICs under the Code. The Delivery Date is hereby designated as the "startup day" of each of the REMICs within the meaning of Section 860G(a)(9) of the Code.

               The "regular interests" in Tier 1 REMIC within the meaning of
Section 860G of the Code shall consist of Uncertificated Tier 1 REMIC Regular Interest and the Class R-I Certificate will be the "residual interest" in Tier 1 REMIC within the meaning of Section 860G of the Code.

               The "regular interests" in Tier 2 REMIC within the meaning of
Section 860G of the Code shall consist of the Class A-1, Class A-2, Class A-X, Class B, Class C, Class D, Class E, Class F, and Class G Certificates. Class R-II Certificates will be the "residual interest" in Tier 2 REMIC within the meaning of Section 860G of the Code.

               The Maturity Date shall be the Final Rated Distribution Date.

               (b) Each Holder of a Class R Certificate shall act as the "tax matters person" within the meaning of the REMIC Provisions and Section 6231(a)(7) of the Code for the respective REMIC. By its acceptance of a Class R Certificate, each Holder shall be deemed to have agreed to such appointment and shall be deemed to have consented to the appointment of the Trustee as agent to act on behalf of the REMICs pursuant to the specific duties set forth herein.

               (c) In the event that any unindemnified federal, state or local tax is imposed, including without limitation, taxes imposed on a "prohibited transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged (i) if based on net income from foreclosure of REO Property, out of the related proceeds or (ii) if based not on such income, then against amounts otherwise available for distribution on the respective Class R Certificate and then against amounts otherwise available for distribution to the Regular Certificateholders or on the Uncertificated Tier 1 REMIC Regular Interests, as appropriate, in accordance with the provisions set forth in Sections 4.02 and 4.03, respectively. The Trustee shall promptly deposit in the Collection Account any amount of "prohibited transaction" tax that results from a breach of the Trustee's duties under this Agreement due to its negligence or willful misconduct. The Master Servicer or the Special Servicer shall promptly deposit in the Collection Account any amount of "prohibited transaction" tax that results from a breach of such Person's respective duties under this Agreement due to its negligence or willful misconduct.

               (d) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each of the REMICs on a calendar year and accrual basis, or as otherwise may be required by the REMIC Provisions.

               (e) Following the Delivery Date, neither the Trustee nor the Fiscal Agent nor the Master Servicer nor the Special Servicer, as applicable, shall accept any contributions of assets (other than Advances) to the Trust Fund unless the Trustee, Master Servicer or the Special Servicer, as applicable, shall have received an Opinion of Counsel (at the expense of such Person seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Tier 1 REMIC or Tier 2 REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject either to any unindemnified tax under the REMIC Provisions or other applicable provisions of federal, state and local law.

               (f) Neither the Trustee nor the Master Servicer nor the Special Servicer nor the Fiscal Agent, as applicable, shall enter into any arrangement by which any of the REMICs will receive a fee or other compensation for services nor permit any REMIC to receive any income from assets other than "qualified mortgages" or "permitted investments" as defined in Section 860G(a)(3) and (4) of the Code.

               (g) The Trustee shall act as agent on behalf of the tax matters person of each of the REMICs and in such capacity the Trustee shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns for each REMIC when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make elections, on behalf of each REMIC, each to be treated as a REMIC on the federal tax return of each REMIC for the first taxable year thereof, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions. The expenses of preparing and filing such returns shall be borne by the Trustee. The Depositor shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to each of the REMICs as is in its possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection. In its capacity as agent on behalf of the tax matters person, the Trustee shall also: (A) represent each REMIC in any audit, controversy or judicial proceeding relating to a governmental taxing authority and (B) cause to be paid solely from the sources provided herein the amount of any taxes imposed on either REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

               (h) The Trustee, the Depositor and each Holder of a Class R Certificate shall take all actions and cause the Trust Fund to take all actions necessary to create and maintain the status of the respective REMICs as REMICs under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of any Class R Certificate shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon either REMIC (other than on net income from foreclosure of REO Property), the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in
Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the person seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

               (i) The Trustee shall provide (i) to any transferor of a Class R Certificate and to the Internal Revenue Service such information as is necessary for the application of any tax relating to the transfer of such Class R Certificate to any Person who is Disqualified Organization or is not a U.S. Person, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions, including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the individual who will serve as the representative of each REMIC.

               (j) Except as provided in Section 3.14, neither the Trustee, the Master Servicer nor the Special Servicer shall sell, dispose of, modify or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by a deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the REMICs pursuant to Article X of this Agreement or (iv) a purchase or substitution of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for either REMIC, or sell or dispose of any investments in the Collection Account or the Distribution Account for gain, or accept any contributions to the REMICs after the Delivery Date unless it has received an Opinion of Counsel at the expense of the Trust Fund (unless such substitution is performed by the Seller as a result of a defect or breach of representations or warranties under the Mortgage Loan Purchase Agreement in which case such Opinion shall be at the expense of the Seller) that such sale, disposition, substitution, modification or acquisition would not result in an Adverse REMIC Event. The Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer shall be entitled to rely conclusively on such Opinion of Counsel.

               (k) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee, within ten days after the Delivery Date, all information or data on a computer diskette that the Trustee reasonably requests or the Depositor determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Master Servicer or the Special Servicer, as the case may be, shall provide promptly upon request therefor any such additional information or data with respect to the applicable Mortgage Loans or otherwise in their respective possession or reasonably available to them that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.


                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

               SECTION 3.01.  SERVICING STANDARD; SERVICING DUTIES.
                              ------------------------------------

               (a) Except as provided in Section 3.01(b) and subject to the express provisions of this Agreement, for and on behalf of the Trust Fund and for the benefit of the Certificateholders as a whole (as determined by the Master Servicer or the Special Servicer (with respect to Specially Serviced Mortgage Loans being serviced by the Special Servicer) in their respective reasonable judgment without taking into account any differing payment priorities or any interest of the Master Servicer or the Special Servicer in any Class of Certificates or other rights under this Agreement), the Master Servicer and the Special Servicer (severally and not jointly) shall service and administer the Mortgage Loans and REO Properties in accordance with the Servicing Standard, subject to specific provisions and requirements of this Agreement.

               The "Servicing Standard" shall mean the higher of the following standards of care:

                    (i) the same manner in which and with the same care, skill, prudence and diligence with which the Master Servicer or the Special Servicer, as the case may be, services and administers similar mortgage loans for other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage lenders servicing their own loans and to the maximization of the net present value of the mortgage loans; and

                   (ii) the care, skill, prudence and diligence the Master Servicer or the Special Servicer, as the case may be, uses for loans which it owns and which are substantially the same as the Mortgage Loans.

               The Master Servicer and the Special Servicer shall adhere to the foregoing servicing standards notwithstanding any potential conflicts of interest which may arise during the course of the transaction contemplated hereby, including, without limitation, (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any of their respective Affiliates may have with a Mortgagor, the Depositor or other parties to the transaction contemplated hereby; (ii) the ownership of any Certificates by the Master Servicer or the Special Servicer, as the case may be, or any of their respective Affiliates; (iii) the Master Servicer's or the Special Servicer's right to receive compensation or other fees for its services rendered pursuant to this Agreement; (iv) the Master Servicer's or the Special Servicer's (or any other party's) obligations to make advances or otherwise incur servicing expenses with respect to the Mortgage Loans; (v) the ownership, servicing or management for others of any other mortgage loans or mortgaged property; and
(vi) any obligation, if any such obligation is expressly set forth in this Agreement, of the Master Servicer or the Special Servicer to pay any indemnity with respect to any Mortgage Loan.

               In connection with such servicing and administration, the Master Servicer or the Special Servicer, as the case may be, shall seek to maximize the timely recovery of principal and interest on the Mortgage Notes in the best economic interests of the Certificateholders as a whole; provided, however, that
                                                         --------  -------
nothing herein contained shall be construed as an express or implied guarantee by the Master Servicer or the Special Servicer of the collectibility of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the Master Servicer and the Special Servicer, including with respect to Servicing Fees and Special Servicer Compensation or right to be reimbursed for Advances. To the extent consistent with the foregoing and subject to any express limitations and provisions set forth in this Agreement, the Master Servicer and the Special Servicer shall have full power and authority to do or cause to be done any and all things that they may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents (including, without limitation, estoppel certificates, financing statements, continuation statements and other documents and instruments necessary to preserve and maintain the lien on the related Mortgaged Property and related collateral), (b) to consent to transfers of any applicable Mortgaged Property and assumptions of the applicable Mortgage Notes and related Mortgages, (c) to collect any applicable Insurance Proceeds and applicable Liquidation Proceeds, (d) to consent to any subordinate financings to be secured by any applicable Mortgaged Property to the extent that such consent is required pursuant to the terms of the related Mortgage, (e) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the applicable Mortgaged Property or otherwise, (f) to bring an action in a court of law to enforce rights of the Trustee and the Certificateholders with respect to the applicable Mortgaged Properties, (g) to execute and deliver, on behalf of the Certificateholders and the Trustee, documents relating to the management, operation, maintenance, repair, leasing, marketing and sale of the applicable Mortgaged Properties and any REO Property, (h) to effectuate foreclosure or other conversion of the ownership of the applicable Mortgaged Property securing any Mortgage Loan, (i) to obtain, release, waive or modify any terms and provisions of the Mortgage Loans and related documents, (j) to exercise all rights, powers and privileges granted or provided to the holder of the Mortgage Notes under the terms of the Mortgage, including all rights of consent or approval thereunder, and (k) to take such actions as the Master Servicer and the Special Servicer deems necessary or desirable in connection with any bankruptcy or insolvency proceedings in any way affecting the rights of the Trustee and the Certificateholders in any of the Mortgage Loans. Nothing contained in this Agreement shall limit the ability of the Master Servicer or the Special Servicer to lend money to (to the extent not secured, in whole or in part, by any Mortgaged Property), accept deposits from and otherwise generally engage in any kind of business or dealings with any Mortgagor as though the Master Servicer or the Special Servicer were not a party to this Agreement or to the transactions contemplated hereby.

               (b) The Special Servicer shall be obligated to service, administer and make Advances on only the Mortgage Loans which have become and continue to be Specially Serviced Mortgage Loans. The Master Servicer shall be required to make all calculations and prepare all reports required hereunder with respect to such Specially Serviced Mortgage Loans (other than calculations and reports expressly required to be made by the Special Servicer hereunder) as if no Servicing Transfer Event had occurred and shall continue to collect all Monthly Payments, make certain Property Protection Advances as set forth herein and to render such incidental services with respect to such Specially Serviced Mortgage Loans, all as are specifically provided for herein, but shall have no other servicing or other duties with respect to such Specially Serviced Mortgage Loans (including any duty to make Monthly Advances with respect thereto). The Master Servicer shall give notice within one Business Day to the Special Servicer of any collections it receives from any Specially Serviced Mortgaged Loans. The Special Servicer shall instruct within one Business Day after receiving such notice the Master Servicer on how to apply such funds. The Master Servicer within one Business Day after receiving such instructions shall apply such funds in accordance with the Special Servicer's instructions. Each Mortgage Loan that becomes a Specially Serviced Mortgage Loan shall continue as such until satisfaction of the conditions specified in Section 3.27. The Master Servicer shall not be required to initiate extraordinary collection procedures or legal proceedings with respect to any Mortgage Loan or to undertake any pre-foreclosure procedures. Subject only to the Servicing Standard and the terms of this Agreement and of the respective Mortgage Loans, the Master Servicer and the Special Servicer shall each have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

               (c) Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, as the case may be, in its own name or in the name of the Trustee, is hereby authorized and empowered by the Trustee, when the Master Servicer or the Special Servicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trustee, the Certificateholders or any of them, any and all instruments of satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer or the Special Servicer, as the case may be, shall promptly notify the Trustee of any such execution and delivery. Upon receipt of written request of the Master Servicer or the Special Servicer accompanied by an Officer's Certificate that such document or documents are necessary or appropriate for the servicing of the Mortgage Loans, the Trustee shall furnish the Master Servicer and the Special Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer or the Special Servicer to service and administer the Mortgage Loans including, without limitation, powers of attorney and documents relating to the management, operation, maintenance, repair, leasing, marketing and sale of the Mortgaged Properties and the sale of any Specially Serviced Mortgage Loan or REO Property.

               (d) The Master Servicer shall segregate and hold all funds collected and received pursuant to any Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more segregated custodial accounts (each, a "Reserve Account") into which all Escrow Payments shall be deposited within one
(1) Business Day after receipt. The Master Servicer shall also deposit into each Reserve Account any amounts representing losses on Eligible Investments pursuant to the immediately succeeding paragraph and any Insurance Proceeds or Liquidation Proceeds which are required to be applied to the restoration or repair of any Mortgaged Property pursuant to the related Mortgage Loan. Each Reserve Account shall be maintained in accordance with the requirements of the related Mortgage Loan and in accordance with the Servicing Standard. Withdrawals from a Reserve Account may be made by the Master Servicer only:

               (i) to effect timely payments of items constituting Escrow Payments for the related Mortgage Loan;

              (ii) to transfer funds to the Collection Account to reimburse the Master Servicer or the Special Servicer, as the case may be, for any Advance relating to Escrow Payments, but only from amounts received with respect to the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

             (iii) for application to the restoration or repair of the related Mortgaged Property in accordance with the related Mortgage Loan and the Servicing Standard;

              (iv) to clear and terminate such Reserve Account upon the termination of this Agreement or pay-off of the related Mortgage Loan;

               (v) to pay from time to time to the related Mortgagor any interest or investment income earned on funds deposited in the Reserve Account if such income is required to be paid to the related Mortgagor under applicable law or by the terms of the Mortgage Loan, or otherwise to the Master Servicer; and

              (vi) to remove any funds deposited in a Reserve Account that were not required to be deposited therein or to refund amounts to the Mortgagors determined to be overages.

               Subject to the immediately succeeding sentence, (i) the Master Servicer may direct any depository institution or trust company in which the Reserve Accounts are maintained to invest the funds held therein in one or more Eligible Investments; provided, however, that such funds shall be either (x)
                      --------  -------
immediately available or (y) available in accordance with a schedule which will permit the Master Servicer to meet the payment obligations for which the Reserve Account was established; (ii) the Master Servicer shall be entitled to all income and gain realized from any such investment of funds as additional servicing compensation; and (iii) the Master Servicer shall deposit from its own funds in the applicable Reserve Account the amount of any loss incurred in respect of any such investment of funds immediately upon the realization of such loss. The Master Servicer shall not direct the investment of funds held in any Reserve Account and retain the income and gain realized therefrom if the terms of the related Mortgage Loan or applicable law permit the Mortgagor to be entitled to the income and gain realized from the investment of funds deposited therein. In such event, (1) the Master Servicer shall direct the depository institution or trust company in which such Reserve Accounts are maintained to invest the funds held therein in accordance with the Mortgagor's written investment instructions, if the terms of the related Mortgage Loan or applicable law require the Master Servicer to invest such funds in accordance with the Mortgagor's directions; and (2) in the absence of appropriate written instructions from the Mortgagor, the Master Servicer shall have no obligation to, but may be entitled to, direct the investment of such funds; provided, however, that in either event (i) such funds
                          --------  -------
shall be either (y) immediately available or (z) available in accordance with a schedule which will permit the Master Servicer to meet the payment obligations for which the Reserve Account was established, and (ii) the Master Servicer shall have no liability for any loss in investments of such funds that are invested pursuant to written instructions from the Mortgagor.

               (e) The relationship of each of the Master Servicer and the Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not of a joint venturer, partner or agent.

               (f) With respect to each Mortgage Loan, if required by the terms of the related Mortgage, any Lock-Box Agreement or similar agreement, the Master Servicer or the Special Servicer, as the case may be, shall establish and maintain one or more accounts (either "Lock-Box Accounts") to be held outside the Trust Fund and maintained by the Master Servicer or the Special Servicer in accordance with the terms of the related Mortgage. No Lock-Box Account needs to be an Eligible Account. The Master Servicer or the Special Servicer, as the case may be, shall apply the funds deposited in such accounts in accordance with terms of the related Mortgage and any Lock-Box Agreement and in accordance with the Servicing Standard.

               SECTION 3.02.  SUB-SERVICING.
                              -------------

               As part of its servicing activities hereunder, each of the Master Servicer and the Special Servicer, as the case may be, may appoint one or more sub-servicers (each, a "Sub-Servicer") to perform all or any portion of their respective duties hereunder and severally and not jointly, for the benefit of the Trustee and the Certificateholders, shall supervise, administer, monitor, enforce and oversee the servicing of the applicable Mortgage Loans by any Sub-Servicer appointed by it. The Master Servicer intends to appoint initially Wells Fargo Realty Finance Corporation, a wholly-owned subsidiary of Wells Fargo Bank, National Association, to sub-service the Mortgage Loans. The terms of any arrangement or agreement between the Master Servicer and a Sub-Servicer, or the Special Servicer and a Sub-Servicer, as the case may be, shall provide that such agreement or arrangement may be terminated by the Trustee in the event such Master Servicer or Special Servicer is terminated in accordance with this Agreement. The Master Servicer and the Special Servicer, as the case may be, severally and not jointly, shall pay the costs of enforcement against any of its Sub-Servicers at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. A Sub-Servicer under a Sub-Servicing Agreement shall not agree to any modification, waiver, amendment or consent in respect of a Specially Serviced Mortgage Loan pursuant to Section 3.26 hereof without the consent of the Special Servicer. Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer, the Special Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer or the Special Servicer, as the case may be, severally and not jointly, shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the applicable Mortgage Loans and any REO Property included in the Trust Fund in accordance with (and subject to the limitations contained within) the provisions of this Agreement without diminution of such obligation or liability by virtue of any Sub-Servicing Agreement or by virtue of indemnification from a Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer or the Special Servicer, as the case may be, alone were servicing and administering the Mortgage Loans.

          SECTION 3.03.  RESERVED.
                         --------

          SECTION 3.04.  CERTAIN CONDITIONS RELATING TO REO PROPERTY.
                         -------------------------------------------
Subject to the following sentence, but otherwise notwithstanding any other provision of this Agreement, none of the Master Servicer and the Special Servicer (and any Sub-Servicer) shall (i) rent, lease or otherwise earn net income with respect to REO Property (other than with respect to its disposition), (ii) authorize or permit any construction with respect to any REO Property, or (iii) Directly Operate (or allow any other person other than an Independent Contractor to Directly Operate) the REO Property, in each case without an Opinion of Counsel at the expense of the Trust Fund and reimbursable to the Master Servicer or the Special Servicer, as the case may be, pursuant to
Section 3.12(f), to the effect that such action will not cause the REO Property to be other than "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or to generate "net income from foreclosure property" within the meaning of Section 860G(c) of the Code upon prior written consent of the Master Servicer, such consent not to be unreasonably withheld. However, subject to the other provisions of this Agreement, (i) an Independent Contractor (which may include the Master Servicer, the Special Servicer or any Sub-Servicer) may enter into and renew a fixed rent lease arrangement with respect to an REO Property with an unrelated party provided that (a) in the judgment of the Special Servicer such lease does not hamper the disposition of the property, (b) any sublease of such property is also a fixed rent arrangement, and (c) rent attributable to any related personal property does not constitute more than 15 percent of the total rent received or accrued under the lease for the year, and
(ii) construction or tenant improvements with respect to REO Property in the nature of repair or maintenance, other improvement to offset normal wear and tear or obsolescence, or restoration required because of damage from fire, storm, vandalism or other casualty shall be permissible.

          SECTION 3.05.  OPERATING ADVISOR.
                         -----------------

          (a) At any time the Certificate Principal Balance of the most subordinate Class (other than the Class R-I and Class R-II Certificates) is greater than 25% of the initial Certificate Principal Balance of such Class, the Holders of a majority of the Certificates of such Class by Certificate Principal Balance will have the right to appoint a Person, which may be a Holder (each, an "Operating Advisor"), that will have the right to approve the actions of the Special Servicer as set forth in Section 3.30. Promptly upon its appointment, the Operating Advisor will notify the Master Servicer, the Special Servicer, each Rating Agency, the Depositor and the Trustee of its appointment and its acceptance of the terms thereof as set forth herein. Initially, the requisite Holders of the Class G Certificates shall have the right to appoint an Operating Advisor. Upon the occurrence of a Trigger Event with respect to Class G Certificates, the requisite Holders of Class F Certificates, respectively, shall have the right to appoint an Operating Advisor. Upon the occurrence of a Trigger Event with respect to the Class F Certificates, the requisite holders of Class E Certificates shall have the right to appoint an Operating Advisor. If a Trigger Event occurs thereafter, a majority of the Holders of the next most subordinate Class of Certificates will have the right to appoint the Operating Advisor and the Operating Advisor appointed by any Class as to which the Trigger Event occurred shall, after the appointment of the new Operating Advisor, no longer be an Operating Advisor. A "Trigger Event" occurs with respect to a Class of Certificates when the Certificate Principal Balance of such Class is reduced to 25% or less of its initial Certificate Principal Balance.

          (b) An Operating Advisor may be removed at any time by a written notice of not less than a majority (by Certificate Principal Balance) of Holders of the Class entitled at such time to appoint such Operating Advisor.

          SECTION 3.06.  RIGHTS OF THE DEPOSITOR, THE TRUSTEE AND THE
                         --------------------------------------------
                         CERTIFICATEHOLDERS IN RESPECT OF THE MASTER
                         -------------------------------------------
                         SERVICER AND THE SPECIAL SERVICER.
                         ---------------------------------

          (a) The Master Servicer and the Special Servicer shall afford the Rating Agencies, the Depositor, the Trustee, the Fiscal Agent, the Special Servicer, the Master Servicer or any Certificateholder, and, with respect to any Specially Serviced Mortgage Loan, the Operating Advisor, upon reasonable notice and during normal business hours, reasonable access to all relevant, non-privileged and non-confidential, records and documentation regarding the applicable Mortgage Loans, REO Property and all accounts, insurance policies and other relevant matters relating to this Agreement, and access to Servicing Officers of the Master Servicer and the Special Servicer responsible for their obligations hereunder. Copies of information or access will be provided to Certificateholders and each Beneficial Holder providing satisfactory evidence of ownership of Certificates or beneficial ownership of a Certificate, as the case may be. Copies (or computer diskettes or other digital or electronic copies of such information if reasonably available in lieu of paper copies) of any and all of the foregoing items shall be made available by the Master Servicer and the Special Servicer upon request; provided, however, that the Master Servicer and
                               --------  -------
the Special Servicer shall be permitted to require payment by the requesting party (other than the Trustee or either Rating Agency) of a sum sufficient to cover the reasonable expenses actually incurred by the Master Servicer or the Special Servicer of providing access or copies (including electronic or digital copies) of any such information requested in accordance with the preceding sentence.

          (b) Upon reasonable advance written notice, if required by federal regulation, the Master Servicer and the Special Servicer will provide to each Certificateholder that is a savings association, bank or insurance company certain reports and access to information and documentation in the possession of or reasonably available to the Master Servicer or the Special Servicer, as the case may be, regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates; provided, however, that the Master Servicer and the Special
              --------  -------
Servicer shall be entitled to be reimbursed by each such Certificateholder for the Master Servicer's or the Special Servicer's actual expenses incurred in providing such reports and access.

          (c) Neither the Depositor nor the Trustee shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Special Servicer and neither is obligated to supervise the performance of the Master Servicer and the Special Servicer hereunder or otherwise. Nothing herein shall be deemed to require the Trustee, the Depositor, the Master Servicer or the Special Servicer, as applicable, to confirm, represent or warrant the accuracy of (or to be liable or responsible for) any other Person's information or report, included in any communication from the Depositor, the Master Servicer, the Special Servicer or the Trustee, as the case may be. Notwithstanding the above, the Master Servicer and the Special Servicer shall not have any liability to the Depositor, the Trustee, any Certificateholder, any Rating Agency or any other Person to whom it delivers information pursuant to this Section or any other provision of this Agreement for federal, state or other applicable securities law violations relating to the disclosure of such information by the Master Servicer or the Special Servicer. In the event any Person brings any claims relating to or arising from the foregoing against the Master Servicer or the Special Servicer (or any employee, attorney, officer, director or agent thereof), the Trust Fund (from amounts held in any account or otherwise) shall hold harmless and indemnify the Master Servicer and the Special Servicer from such claims in accordance with Section
7.03 hereof.

          (d)   The Special Servicer and the Master Servicer shall produce the reports required of it under this Agreement; provided, however, that the
                                                 --------  -------
Special Servicer and the Master Servicer shall not be required to produce any ad hoc non-standard written reports with respect to such Mortgage Loans except
-- ---
if any Person other than the Depositor, Rating Agencies or the Trustee requesting such report pays a reasonable fee to be determined by the Special Servicer or the Master Servicer, as applicable. Notwithstanding anything to the contrary herein, as a condition to the Special Servicer or the Master Servicer making any report or information available upon request to any Person other than the parties hereto, the Special Servicer and the Master Servicer may require that the recipient of such information acknowledge that the Special Servicer or the Master Servicer, as the case may be, may contemporaneously provide such information to the Depositor, the Trustee and/or the Certificateholders. Any transmittal of information by the Special Servicer or the Master Servicer to any Person other than the Trustee, the Master Servicer, the Special Servicer, the

Rating Agencies or the Depositor may be accompanied by a letter from the Master Servicer or the Special Servicer, as the case may be, containing the following provision:

          "By receiving the information set forth herein, you hereby acknowledge and agree that (and you will obtain the acknowledgement and agreement of any person who receives this information from you or at your direction) the United States securities laws restrict any person who possesses material, non-public information regarding the Trust Fund which issued CS First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1995 - WF1 from purchasing or selling such Certificates and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such Certificates."

Any person may call the Special Servicer at (214) 290-2674 in order to inquire as to how to obtain such information. The parties hereto further agree that the Special Servicer may, but shall not be obligated to (unless otherwise provided in this Agreement) disseminate all reports and information relative to the Specially Serviced Mortgage Loans electronically or otherwise to any Person.

          SECTION 3.07.  MASTER SERVICER TO ACT AS SPECIAL SERVICER;
                         -------------------------------------------
                         TRUSTEE TO ACT AS MASTER SERVICER OR SPECIAL
                         --------------------------------------------
                         SERVICER.
                         --------

          The Special Servicer may resign, or be removed at any time with or without cause, by the written vote of the Holders of more than 50% of the Certificate Principal Balance of the Class of Certificates which has the right to select the Operating Adviser under Section 3.05; provided, that no such
                                                    --------
resignation or removal will be effective until a qualified successor Special Servicer reasonably acceptable to the Operating Advisor (to the extent that the Operating Advisor has been appointed) has been appointed and accepted such appointment. Prior to the effectiveness of the appointment of any successor Special Servicer, the Trustee shall have received written confirmation from each Rating Agency then rating the Certificates that the appointment of such successor Special Servicer would not, in and of itself, result in the qualification, reduction or withdrawal of the ratings at the time assigned to any Class of Certificates. If the Special Servicer shall for any reason no longer be the Special Servicer, and a replacement Special Servicer has not been appointed, accepted and approved in the manner set forth above, upon receipt of written notice of the same from the Trustee, the Master Servicer shall assume all the rights and future obligations of the Special Servicer hereunder except where the Special Servicer which is removed or resigned is the same entity as the Master Servicer. Upon the assumption by the Master Servicer of the duties of the Special Servicer, references in this Agreement to the "Special Servicer" shall refer to the Master Servicer in its capacity as the Special Servicer. If the Master Servicer shall for any reason no longer be the Master Servicer or the Special Servicer hereunder (including by reason of an Event of Default), consistent with the provisions of Section 8.02, the Trustee, shall thereupon assume all of the rights and obligations of the Master Servicer or the Special Servicer, as the case may be, hereunder arising thereafter except that the Trustee shall not be (i) liable for losses of the Master Servicer and the Special Servicer pursuant to

Section 3.08 hereof or (ii) obligated to make Monthly Advances if prohibited by applicable law.

          In the event that the Master Servicer or the Special Servicer, as applicable, shall resign or be removed, each of the Master Servicer or the Special Servicer, as the case may be, shall, upon request of the Trustee, at the expense of the Master Servicer or the Special Servicer respectively, (i) deliver to the assuming party all documents and records relating to the Mortgage Loans then being serviced by such assuming party, (ii) deliver an accounting of amounts collected and held by the Master Servicer or the Special Servicer, as the case may be, and (iii) use its best efforts to effect the orderly and efficient transfer of servicing of the Mortgage Loans to the assuming party.

          SECTION 3.08.  COLLECTION OF MORTGAGE LOAN PAYMENTS AND
                         ----------------------------------------
                         COLLECTION ACCOUNT.
                         ------------------

          The Master Servicer and the Special Servicer, severally and not jointly, shall make reasonable efforts to collect all payments called for under the terms and provisions of the applicable Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as are consistent with the Servicing Standard.

          The Master Servicer shall establish and maintain, in the name of the Trustee on behalf of the Certificateholders, the Collection Account. Except with respect to collections on Specially Serviced Mortgage Loans (which shall be applied in accordance with Section 3.01 (b) hereof), the Master Servicer shall deposit into the Collection Account on a daily basis within one (1) Business Day after receipt thereof (A) all monies received from the Special Servicer pursuant to Section 3.09 except as otherwise specifically provided herein and (B) the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-off Date):

                    (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                   (ii)  all payments on account of interest on the Mortgage
     Loans;

                  (iii)  all Insurance Proceeds and Net Liquidation Proceeds;

                   (iv) all Monthly Advances made by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent pursuant to Sections 5.01 hereof unless paid directly to the Distribution Account;

                    (v) any amount of any losses required to be deposited by the Master Servicer pursuant to the last paragraph of this Section 3.08 in connection with any losses on Eligible Investments;

                   (vi) any amounts required to be deposited by the Master Servicer or Special Servicer pursuant to Section 3.13 hereof;

                  (vii) all proceeds of any Mortgage Loans or property acquired in respect of the Mortgage Loans purchased pursuant to Sections 2.01, 2.02, 2.03, 3.11 or 10.01 hereof and all amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans pursuant to Sections 2.01, 2.02 or 2.03 hereof; and

                 (viii) any other amounts required to be deposited in the Collection Account pursuant to this Agreement including, without limitation, the amounts required to be deposited therein pursuant to
     Section 3.15 hereof.

          The Master Servicer shall be entitled to receive as additional compensation the following amounts collected on the Mortgage Loans which are not Specially Serviced Mortgage Loans: late payment charges, assumption fees, extension fees, servicing fees, modification fees, forbearance fees, and other usual and customary fees collected from the Mortgagor, including fees common in bankruptcy and workout situations, collected by virtue of default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise, if collected, need not be remitted by the Master Servicer and may be retained as additional servicing compensation by the Master Servicer. The Special Servicer shall retain as additional compensation similar amounts received by it with respect to the Specially Serviced Mortgage Loans. In the event that the Master Servicer or the Special Servicer, as the case may be, shall deposit any amount not required to be deposited and not otherwise subject to withdrawal pursuant to
Section 3.12 hereof, the Master Servicer may at any time withdraw such amount from the Collection Account and retain such portion for itself or remit such portion to the Special Servicer as applicable, any provision herein to the contrary notwithstanding. All funds deposited in the Collection Account shall be held in the name of the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.12. In no event shall the Trustee incur liability for withdrawals from the Collection Account at the direction of the Master Servicer.

          The Master Servicer may invest the funds in the Collection Account in Eligible Investments, which shall mature not later than the Business Day preceding the Servicer Remittance Date following the date of such investment. All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders or its nominee. All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains incurred in respect of any such investments shall be remitted by the Master Servicer to the Trustee for deposit in the Distribution Account or deposited in the Collection Account out of the Master Servicer's own funds on or prior to the next Servicer Remittance Date.

          SECTION 3.09.  REMITTANCES BY SPECIAL SERVICER.
                         -------------------------------

          Except with respect to any REO Account Mortgage Loan, upon the receipt by the Special Servicer of any of the amounts described in clauses (i), (ii),
(iii), (vi), (vii) and (viii) of Section 3.08, the Special Servicer shall remit within one Business Day such amounts to the Master Servicer for deposit into the Collection Account. With respect to any such amounts required to be remitted to the Master Servicer, the Special Servicer shall endorse any checks received to the order of the Master Servicer and shall deliver within one Business Day any such checks or funds to the Master Servicer by overnight courier or comply with other reasonable instructions of the Master Servicer with respect thereto.

          SECTION 3.10.  REO ACCOUNT; MANAGEMENT OF REO PROPERTIES.
                         -----------------------------------------

          In the event that title to any Mortgaged Property is acquired for the benefit of Certificateholders in foreclosure, by deed in lieu of foreclosure or otherwise, the deed or certificate of sale shall be taken in the name of the Trustee (in such capacity), or its nominee, on behalf of the Trust Fund. The Special Servicer responsible for such REO Property shall, on behalf of the Trust Fund, dispose of each REO Property in accordance with Section 3.11. Unless an appraisal shall have been obtained within the preceding twelve month period in connection with the foreclosure and acquisition of such REO Property, an Appraisal Reduction or a Realized Loss, promptly following any acquisition by the Trust Fund of an REO Property, the Special Servicer shall obtain a narrative MAI appraisal thereof conducted by an independent and MAI certified appraiser at the expense of the Trust Fund, in order to determine the estimated fair market value of the related Mortgaged Property or REO Property and shall notify the other parties hereto of the results of such appraisal.

          The Special Servicer shall segregate and hold all funds collected and received in connection with the operation of each applicable REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to the REO Properties a separate account or accounts held in trust for the benefit of the Certificateholders in the name of the Trustee (an "REO Account"), which shall be an Eligible Account, and will account separately for funds received or expended with respect to each such REO Property. All funds in each REO Account may only be invested in Eligible Investments. The Special Servicer shall notify the Trustee, the Fiscal Agent and the Master Servicer in writing of the location and account number of each REO Account and shall notify the Trustee prior to any subsequent change thereof. All income and gain net of any losses realized from any such investment shall be for the benefit of the Special Servicer and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains not paid to the Special Servicer that are incurred in respect of any such investments shall be deposited in the REO Account out of the Special Servicer's own funds not later than the Special Servicer Remittance Date next succeeding the date on which such losses are realized.

          The Special Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any applicable REO Property as are consistent with the Servicing Standard. In connection therewith, the Special Servicer shall deposit or cause to be deposited on a daily basis in the applicable REO Account all revenues received by it within one Business Day after receipt thereof with respect to each applicable REO Property and the related REO Account Mortgage Loan, and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property, including:

                    (i) all insurance premiums due and payable in respect of such REO Property;

                   (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

                  (iii) all customary and reasonable costs and expenses necessary to maintain, repair, appraise, evaluate, manage or operate such REO Property (including, without limitation, the fees and expenses of a third party property manager);

                   (iv) all costs and expenses of capital improvements and tenant improvements; and

                    (v) all other costs and expenses, including attorneys' fees, which the Special Servicer may suffer or incur in connection with its performance of this Agreement with respect to such REO Property.

          To the extent that amounts on deposit in the applicable REO Account are insufficient for the purposes set forth in clauses (i) through (iv) above, the Special Servicer shall make all Property Protection Advances; provided,
                                                                  --------
however, that the Special Servicer shall be entitled to reimbursement (including
-------
interest accrued thereon at the Advance Rate) therefor pursuant to Section 3.12. The Special Servicer shall promptly, and in no event later than three Business Days after the making of a Property Protection Advance, give written notice to the Master Servicer of the making by the Special Servicer of such Advance.

          On or before the Special Servicer Remittance Date, the Special Servicer shall withdraw from each REO Account and remit to the Master Servicer for deposit into the Collection Account the proceeds and collections received or collected during the period since the applicable second preceding Special Servicer Determination Date to the Special Servicer Determination Date immediately preceding the Special Servicer Remittance Date on or with respect to the related REO Account Mortgage Loans, net of related expenses (as set forth in the second preceding paragraph above), together with any Monthly Advances on the Specially Serviced Mortgage Loans; provided, however, the Special Servicer may
                                   --------  -------
retain in the applicable REO Account such portion of such proceeds and collections as may be necessary to maintain in the REO Account sufficient funds for any appraisal of the REO Property, the proper operation, management and maintenance of the related REO Property, including, without limitation, the creation of reasonable reserves for repairs, replacements, necessary capital improvements and other related expenses and such other costs and expenses described in the second preceding paragraph above. In the event the Special Servicer shall be retaining funds in the REO Account pursuant to the preceding provision, then the REO Account shall satisfy clause (x) of the definition of Eligible Account. The Special Servicer shall notify the Master Servicer on or prior to the related Determination Date of all expected remittances (and the REO Account Mortgage Loans to which the deposits relate) to be made to the Master Servicer by the Special Servicer for deposit into the Collection Account on the next Special Servicer Remittance Date.

          SECTION 3.11.  SALE OF SPECIALLY SERVICED MORTGAGE LOANS AND REO
                         -------------------------------------------------
                         PROPERTIES.
                         ----------

          Subject to the requirements provided in the following paragraph, the Special Servicer may purchase any Specially Serviced Mortgage Loan or any REO Property being specially serviced by it (in each case at the Purchase Price therefor) and may offer to sell to any Person (including any Operating Advisor or any Certificateholder) any such Specially Serviced Mortgage Loan or REO Property, but in any event, shall so offer to sell any such Specially Serviced Mortgage Loan or REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such Specially Serviced Mortgage Loan or REO Property on or prior to the purchase date specified in
Section 3.15. The Special Servicer shall give the Trustee, the Master Servicer and the Operating Advisor, if any, not less than five Business Days' prior written notice of its intention to (i) purchase any such Specially Serviced Mortgage Loan or REO Property or (ii) offer for sale any such Specially Serviced Mortgage Loan or REO Property at auction or other manner consistent with the Servicing Standard set forth in Section 3.01. In connection with the sale of any Specially Serviced Mortgage Loan or REO Property, the Special Servicer shall accept the highest cash bid received from any Person (including any Certificateholder) for any such Specially Serviced Mortgage Loan or REO Property in an amount at least equal to the Purchase Price therefor (after deducting allocable expenses).

          In the absence of a bid in an amount at least equal to the Purchase Price (after deducting allocable expenses), the Special Servicer shall accept the highest bid received from any Person other than the Master Servicer, Special Servicer or Operating Advisor, if any, that the Special Servicer determines to be a fair price for the Specially Serviced Mortgage Loan or REO Property. However, the Special Servicer may be the purchaser of a Specially Serviced Mortgage Loan or a related REO Property only if the price at which the Special Servicer purchases is at least equal to the highest bid and it has received at least three bids from non-affiliated parties. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Specially Serviced Mortgage Loan or any REO Property. The Special Servicer shall not accept a bid from Wells Fargo Bank, National Association unless such bid is in the good faith judgment of the Special Servicer, equal to (and not greater than) the then market value of such REO Property or the fair price of the Specially Serviced Mortgaged Loan.

          Unless so directed by the Operating Advisor, if any, the Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest cash bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower bid (including a bid lower than the Purchase Price) of a Person other than an Interested Person or the Operating Advisor, if any, if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower bid are more favorable), provided, that if
                                                            --------
any Specially Serviced Mortgaged Loan or REO Property as to which an Appraisal Reduction has occurred is to be sold by the Special Servicer, then the Special Servicer shall not, without the approval of the Operating Advisor, if any, accept any bid for such loan or property that is less than 90% of the appraised value of the related Mortgaged Property (based on the appraisal used in determining the related Appraisal Reduction). The Special Servicer, after consultation with the Operating Advisor, if any, shall determine no later than six months prior to the end of the two-year period referred in Section 3.15 with respect to any REO Property whether a sale of such REO Property pursuant to any bids being made with respect thereto is in the best economic interests of the Certificateholders as a whole. If the Special Servicer so determines, after consultation with the Operating Advisor, if any, that such a sale would not be in the best interests of the Certificateholders, the Special Servicer shall seek an extension of such two-year period in the manner described in Section 3.15.

          In determining whether any bid received from an Interested Person or whether the price to be paid by the Special Servicer or any Affiliate thereof represents a fair price or market value for any Specially Serviced Mortgage Loan or any REO Property, the Special Servicer may rely conclusively on the opinion of the value of such REO Property by an independent MAI designated appraiser at the expense of the Trust Fund. In determining whether any bid constitutes a fair price or market value for any Specially Serviced Mortgage Loan or any REO Property, the Special Servicer shall take into account, among other factors, the period and amount of any delinquency on the affected Specially Serviced Mortgage Loan, the physical condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to dispose of any REO Property within the two-year period specified in Section 3.15.

          Subject to the provisions of Section 3.15, the Special Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any applicable Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of any Specially Serviced Mortgage Loan or REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, the Master Servicer, the Special Servicer or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Fund), and, if consummated in accordance with the terms of this Agreement, none of the Master Servicer, the Special Servicer, the Depositor or the Trustee shall have any liability to the Trust Fund or any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

          The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be deposited within one Business Day in the Collection Account in accordance with Section 3.08, and the Trustee, upon receipt of such proceeds, and a Request for Release substantially in the form of Exhibit K hereto, shall release or cause to be released to the Special Servicer
---------
the related Trustee Mortgage File and Servicer Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as are provided by the Special Servicer and as shall be necessary to vest in the applicable purchaser any Specially Serviced Mortgage Loan or REO Property sold or transferred pursuant hereto.

          SECTION 3.12.  PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT.
                         -------------------------------------------------

          The Master Servicer may, from time to time make withdrawals from the Collection Account for the following purposes (without duplication) and in the amounts so specified by the Master Servicer in the following order of priority:

               (a) to reimburse the Trustee, the Fiscal Agent, the Special Servicer and the Master Servicer, as applicable, in that order, for any Nonrecoverable Advances with interest accrued thereon at the Advance Rate;

               (b) to reimburse the Master Servicer (to the extent it has not been previously reimbursed by the Special Servicer), the Fiscal Agent, or the Trustee and the Special Servicer in that order, for Advances, including accrued interest on such Advances at the Advance Rate from the date each such Advance was made until the same is reimbursed to the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee pursuant to this
     Section 3.12, such right of reimbursement pursuant to this subclause (b) being limited to amounts received in respect of particular Mortgage Loans (including, for this purpose, Insurance Proceeds, Liquidation Proceeds, amounts representing proceeds of other insurance policies, if any, covering the related Mortgaged Property, rental and other income from REO Property and proceeds of any purchase or repurchase of the related Mortgage Loan); provided, however, that any such Advances made pursuant to Section 3.26 or
     --------  -------
     in connection with a defaulted Mortgage Loan that the Special Servicer does not foreclose on pursuant to the provisions of the last paragraph of
     Section 3.15 may be reimbursed from any other amounts in the Collection Account; and provided, further, that any Advance made of any attorney's
                  --------  -------
     fees or other expenses incurred in connection with its activities pursuant to Section 3.15 and described in clause (d) of the definition of Realized Loss may be reimbursed from any amounts on deposit in the Collection Account;

               (c) to pay to the Master Servicer the Servicing Fee, to the extent that such amount was not previously paid to or retained by the Master Servicer, and any additional servicing compensation payable to it and to pay to the Special Servicer the Special Servicer Compensation (to the extent not otherwise retained by the Special Servicer) and any additional servicing compensation payable to it;

               (d) to reimburse the Master Servicer or the Special Servicer, as the case may be, from Liquidation Proceeds for Liquidation Expenses and to reimburse the Master Servicer or the Special Servicer, as the case may be, from Liquidation Proceeds and, after a Final Recovery Determination, from Insurance Proceeds, the amount of any unpaid Servicing Fee or Special Servicing Fee together with interest thereon at the Advance Rate with respect to the related Mortgage Loan;

               (e) to pay to the Seller, the Master Servicer or the Trustee, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been or is being purchased pursuant to Sections 2.01, 2.02, 2.03, 3.11 or 10.01 hereof, all amounts received thereon subsequent to the date of such purchase and not taken into account in determining the Purchase Price of such repurchased Mortgage Loan;

               (f) to pay or reimburse the Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent or the Depositor for expenses including interest accrued thereon at the Advance Rate of the Trust Fund incurred by and reimbursable to such Persons pursuant to the terms hereof (including Additional Trust Fund Expenses) and Special Servicer Compensation (to the extent not already paid) payable to the Special Servicer from the Trust Fund hereunder; provided, however, that with respect to Additional Trust
                     --------  -------
     Fund Expenses, such Expenses may be paid on a monthly basis.

               (g) to make payments to the Trustee for deposit in the Distribution Account in the amounts, and in the manner, specified in this Agreement;

               (h) to withdraw any amount deposited in the Collection Account pursuant to Section 3.08 and not required to be deposited therein; and

               (i) to clear and terminate the Collection Account upon termination of this Agreement pursuant to Section 10.01 hereof.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such subclauses (a) through
(h) above. The Master Servicer may apply Liquidation Proceeds and Insurance Proceeds received with respect to a particular Mortgage Loan to reimbursements permitted by clauses (b) and (d) above with respect to such Mortgage Loan first to the Trustee, then to the Fiscal Agent, then to the Special Servicer and finally to the Master Servicer.

          On or prior to each Servicer Remittance Date, the Master Servicer shall withdraw from the Collection Account and remit to the Trustee, in immediately available funds, and the Trustee, upon receipt thereof, shall deposit in the Distribution Account, an amount equal to the aggregate Available Distribution Amount for the related Distribution Date less any Advances previously remitted by the Master Servicer but subsequently determined to be a Nonrecoverable Advance, together with any Prepayment Premiums received prior to the related Determination Date.

          The Master Servicer shall pay to the Special Servicer, the Trustee or the Fiscal Agent from the Collection Account amounts permitted to be paid to the Special Servicer, the Fiscal Agent or the Trustee therefrom promptly upon receipt of a certificate of the Special Servicer Officer, a Responsible Officer of the Trustee or a Responsible Officer of the Fiscal Agent, as the case may be, describing the item and amount to which the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting on a Mortgage

Loan by Mortgage Loan basis, for the purpose of justifying any request made by it for any withdrawal from the Collection Account.

          The Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer shall in all cases have a right prior to the Certificateholders to any funds on deposit in the Collection Account from time to time for the payment of, in the case of the Master Servicer, the Servicing Fee payable to the Master Servicer hereunder, in the case of the Special Servicer, the Special Servicer Compensation payable to the Special Servicer, in the case of the Trustee, the amounts payable to the Trustee hereunder and in the case of the Fiscal Agent, the amount payable to the Fiscal Agent hereunder, and for the reimbursement of any of their respective expenses such as Additional Trust Fund Expenses (including those expenses of the Trustee incurred as a result of the occurrence of an Event of Default), including accrued interest, unreimbursed Advances (with interest thereon at the Advance Rate) and unpaid Servicing Fees and Special Servicer Compensation hereunder to the extent such expenses are to be reimbursed from amounts on deposit in the Collection Account pursuant to this Agreement.

          SECTION 3.13.  MAINTENANCE OF HAZARD INSURANCE AND OTHER INSURANCE.
                         ---------------------------------------------------

          Subject to the limitations set forth below, the Master Servicer shall use reasonable efforts consistent with the Servicing Standard to cause the related Mortgagor to maintain for each Mortgage Loan (other than any REO Account Mortgage Loan), and if the related Mortgagor does not so maintain, the Master Servicer shall cause to be maintained, to the extent the Trustee has an insurable interest, (a) standard hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the full replacement cost of improvements securing such Mortgage Loan or Specially Serviced Mortgage Loan, as the case may be, or (ii) the outstanding principal balance of such Mortgage Loan and (b) any other insurance coverage for a Mortgage Loan which the related Mortgagor is required to maintain under the related Mortgage, provided the
                                                              --------
Master Servicer shall not be required to maintain earthquake insurance on any Mortgaged Property. The Special Servicer shall maintain for each REO Property standard hazard insurance with extended coverage in amount that is at least equal to the full replacement cost of improvements on the related REO Property and any other insurance coverage for such Mortgage Loan which the related Mortgagor is required to maintain under the related Mortgage, provided the
                                                              --------
Special Servicer shall not be required to maintain earthquake insurance on any REO Property.

          Each policy of standard hazard insurance maintained with respect to any Mortgaged Property that is not an REO Property shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. If the Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer (with respect to any Mortgaged Property that is not an REO Property) or the Special Servicer (with respect to any REO Property), as the case may be, shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Principal Balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which such Mortgaged Property is located is participating in such program.

Pursuant to Section 3.08 hereof, any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the terms of the applicable Mortgage Loan) shall be deposited in the Collection Account.

          Any cost incurred by the Master Servicer or the Special Servicer in maintaining any insurance pursuant to this Section 3.13 shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be paid as a Property Protection Advance by the Master Servicer or the Special Servicer, as the case may be, subject to Section 5.02 hereof.

          The Master Servicer and the Special Servicer shall conclusively be deemed to have satisfied their obligations as set forth in the first paragraph of this Section 3.13 either (i) if the Master Servicer or the Special Servicer, as the case may be, shall have obtained and maintained a master force placed or blanket insurance policy insuring against hazard losses on all of the applicable Mortgage Loans serviced by it, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers consistent with the Servicing Standard, and provided that such policy is issued by a Qualified Insurer or (ii) the Master Servicer or the Special Servicer, as the case may be, so long as the long-term rating of such person is not less than "BBB" (or an equivalent rating) by S&P and D&P, if rated by D&P, self-insures for its obligations as set forth in the first paragraph of this Section 3.13. In the event that the Master Servicer or the Special Servicer, as applicable, shall cause any Mortgage Loan to be covered by such a master force placed or blanket insurance policy, the incremental cost of such insurance allocable to such Mortgage Loan (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgage Loan is then covered thereby), if not borne by the related Mortgagor, shall be paid by the Master Servicer as a Property Protection Advance other than with respect to any REO Property which shall be paid by the Special Servicer as a Property Protection Advance. If such policy contains a deductible clause, the Master Servicer or the Special Servicer, as the case may be, shall, if there shall not have been maintained on the related Mortgaged Property a policy complying with this Section 3.13 and there shall have been a loss that would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under such master force placed or blanket insurance policy because of such deductible clause to the extent that such deductible exceeds (i) the deductible under the related Mortgage Loan or (ii) if there is no deductible limitation required under the Mortgage Loan, the deductible amount with respect to insurance policies generally available on properties similar to the related Mortgaged Property which is consistent with the Servicing Standard, and deliver to the Trustee an Officer's Certificate describing the calculation of such amount. In connection with its activities as administrator and servicer of the Mortgage Loans, each of the Master Servicer and the Special Servicer agrees to present, on their respective behalf and on behalf of the Depositor and the Trustee, claims under any such master force placed or blanket insurance policy.

          With respect to each Mortgage Loan (other than REO Account Mortgage Loans), the Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on the related Mortgaged Property and the status of insurance premiums payable with respect thereto. From time to time, the Master Servicer (other than with respect to REO Account Mortgage Loans) shall (i) obtain all bills for the payment of such items (including renewal premiums), and (ii) effect payment of all such bills, taxes and other assessments with respect to such Mortgaged Properties prior to the applicable penalty or termination date, in each case employing for such purpose Escrow Payments as allowed under the terms of the related Mortgage Loan. If a Mortgagor fails to make any such payment on a timely basis or collections from the Mortgagor are insufficient to pay any such item before the applicable penalty or termination date, the Master Servicer in accordance with the Servicing Standard shall use its best efforts to pay as a Property Protection Advance the amount necessary to effect the payment of any such item unless (x) the Master Servicer reasonably anticipates that such item will be paid by the Mortgagor by the close of business on or before the applicable penalty or termination date, but in any event the Master Servicer, shall make such Advance (subject to clause (y) below) within five Business Days after the Master Servicer, has received confirmation that such item has not been timely paid;

provided, however, in the case of insurance premiums, if the Master Servicer
--------  -------
does not have a master force placed or blanket insurance policy, the Master Servicer shall make such advance on or before the termination date of the policy relating to such premium, or (y) the Master Servicer determines in its good faith business judgment that such Advance would be a Nonrecoverable Advance.
The Master Servicer shall be entitled to reimbursement of Advances, with interest thereon at the Advance Rate, that it makes pursuant to the preceding sentence from amounts received on or in respect of the related Mortgage Loan as to which such Advance was made or if such Advance has become a Nonrecoverable Advance, to the extent permitted by Section 3.12 of this Agreement; provided
                                                                    --------
that with respect to Specially Serviced Mortgage Loans on which the Master Servicer has made such Advances, the Special Servicer will, on a monthly basis, on the Special Servicer Remittance Date reimburse the Master Servicer for such Advances, including interest accrued thereon at the Advance Rate pursuant to
Article V hereof. With respect to REO Account Mortgage Loans, the Special Servicer, the Trustee and the Fiscal Agent shall have the same duties to make Property Protection Advances as the Master Servicer does as provided above. No costs incurred by the Master Servicer, the Trustee, the Fiscal Agent or the Special Servicer, as the case may be, in effecting the payment of taxes and assessments on the Mortgaged Properties and related insurance premiums shall, for the purpose of calculating distributions to Certificateholders, be added to the Principal Balance of the Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          SECTION 3.14.  ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
                         ----------------------------------------------
                         AGREEMENTS.
                         ----------

          (a) Except with respect to the one time assignment of any Mortgage Loan in accordance with the terms of the related Mortgage Note and as referred to below, when any Mortgaged Property has been or is requested to be conveyed by the Mortgagor, the Master Servicer unless it has received written consent of the Special Servicer to the contrary (which consent shall not unreasonably be withheld and which consent or denial thereof shall be provided by the Special Servicer within ten Business Days of its receipt of a request for such consent from the Master Servicer; provided that the Special Servicer's failure to respond to such request within ten Business Days shall be deemed to be its consent to such request) or, if the related Mortgage Loan is a Specially Serviced Mortgage Loan, the Special Servicer, shall, to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in the related Mortgage Loan in accordance with the Servicing Standard and, to the extent permitted under the related Mortgage Loan and applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. It is understood that the Mortgage Loans generally permit the Mortgagors to make a one time assignment of the related Mortgage Loan in connection with a sale of the related Mortgaged Property. In such an event, the Master Servicer, in accordance with the Servicing Standard, may permit such assignment upon payment by the Mortgagor of an assumption fee not to exceed one percent (1%) of then outstanding principal balance of the Mortgage Loan and if the proposed purchaser meets the Master Servicer's then current underwriting criteria for mortgage loans comparable to such Mortgage Loan. The Master Servicer agrees that in the event its then current underwriting criteria is materially changed from its now existing underwriting criteria, it will apply the more stringent guidelines. If enforcement of the due-on-sale clause is not possible for the reasons set forth in the first sentence of this paragraph, the Master Servicer or Special Servicer, as the case may be, shall, in accordance with Section 3.14(b), take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Loan, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer or the Special Servicer, as the case may be, enters such agreement) by the applicable Required Insurance Policies. Each of the Master Servicer with the Special Servicer's written consent to the extent required above (which consent shall not unreasonably be withheld and which consent or denial thereof shall be provided by the Special Servicer within ten Business Days of its receipt of a request for such consent from the Master Servicer; provided that the Special Servicer's failure to respond to such request within ten Business Days shall be deemed to be its consent to such request) and the Special Servicer, as the case may be, subject to Section 3.14(b), is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Loan. Except as provided in this Section 3.14(a) or Section 3.14(b), the terms of the Mortgage Loan shall not be changed unless the Mortgage Loan is in default or default with respect thereto is reasonably foreseeable. Notwithstanding the foregoing, neither the Master Servicer nor the Special Servicer, as the case may be, shall be deemed to be in default under this Section 3.14(a) by reason of any transfer or assumption.

          (b) Subject to the Master Servicer's or the Special Servicer's, as the case may be, duty to enforce any due-on-sale clause to the extent set forth in Section 3.14(a) hereof in any case in which a Mortgaged Property has been conveyed by a Mortgagor, if an assumption is to be made under Section 3.14(a) and the Person to whom the conveyance is made is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Loan that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage

Loan, the Master Servicer or the Special Servicer, as the case may be, shall deliver or cause to be delivered to the Trustee for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Loan as are reasonable or necessary to carry out the terms of the Mortgage Loan or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Trustee for the benefit of the Certificateholders shall execute any necessary instruments in the form presented to it for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Master Servicer or the Special Servicer, as the case may be, shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Loan to be delivered to the Trustee except to the extent such documents have been submitted to the recording office, in which event the Master Servicer or the Special Servicer, as the case may be, shall promptly deliver copies of such documents to the Trustee. Any fee collected by the Master Servicer or the Special Servicer, as the case may be, for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or the Special Servicer, as the case may be, as additional servicing compensation.

          SECTION 3.15.  REALIZATION UPON SPECIALLY SERVICED MORTGAGE LOANS.
                         --------------------------------------------------

          Subject to Section 3.30 hereof, the Special Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default and as to which, (a) in the reasonable judgment of the Special Servicer, no satisfactory arrangements can, in accordance with the Servicing Standard, be made for collection of delinquent payments pursuant to Section 3.01 hereof and
(b) such foreclosure or other conversion is deemed necessary or advisable by the Special Servicer and is in its reasonable judgment in the best interests of the Certificateholders as a whole. In connection with such foreclosure or other conversion, the Special Servicer shall follow such practices and procedures that are consistent with the Servicing Standard, as satisfy the requirements of subsection (b) of the immediately preceding sentence (to the extent applicable).

          If any Mortgaged Property becomes an REO Property, the Special Servicer shall promptly notify the Trustee of such event, specifying the date as of which any Mortgaged Property became an REO Property. Pursuant to its efforts to sell such REO Property, the Special Servicer shall either itself or through an agent selected by the Special Servicer protect and conserve such REO Property in accordance with the Servicing Standard and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Special Servicer deems to be in the interest of the Certificateholders for the period prior to the sale of such REO Property. The terms of sale of any REO Property shall, subject to this Agreement, be in the sole discretion of the Special Servicer. The Special Servicer or the Master Servicer shall be under no obligation to finance the sale of any REO Property but may in its discretion do so with the same rights as it would have if it were not the Special Servicer or the Master Servicer.

          Notwithstanding Section 3.01 hereof, the Trust Fund shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Special Servicer within two years after its acquisition by the Special Servicer for the Trust Fund, unless (i) the Special Servicer on behalf of the Trust Fund has applied for an extension of such two-year period pursuant to Sections 856(e)(3) and 860G(a)(8)(A) of the Code, in which case the Special Servicer shall dispose of such REO Property within the applicable extension period or (ii) the Special Servicer provides to the Trustee an Opinion of Counsel, which shall be obtained at the expense of the Trust Fund to the effect that the holding by the Trust Fund of such Mortgaged Property for more than two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code with respect to the Tier 1 REMIC or Tier 2 REMIC or cause the Tier 1 REMIC or Tier 2 REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Special Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(b) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions except with the prior written consent of the Master Servicer.

          The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding on behalf of the Certificateholders, net of reimbursement to the Special Servicer for expenses incurred (including any taxes) in connection with such management, Advances made by the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee in connection with the related Mortgage Loan or REO Property and Liquidation Expenses incurred by the Special Servicer in connection with the related Mortgage Loan, shall be applied to the payment of principal of and interest on the related Specially Serviced Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such net income shall be deemed, for all purposes in this Agreement, to be payments on account of principal of and interest on the related Mortgage Notes, and shall be deposited into the related REO Account and transferred to the Collection Account in accordance with Section 3.10.

          Prior to obtaining a deed as a result of or in lieu of foreclosure, or otherwise acquiring (or causing the Trustee to acquire) possession of or title to any Mortgaged Property, the Special Servicer shall obtain a preliminary "Phase I" environmental assessment of such Mortgaged Property (the "Environmental Assessment") prepared by an entity or person which regularly conducts environmental assessments and which or whom has all necessary licenses required by applicable law and has at least five years of experience conducting such assessments. All costs and expenses incurred by the Special Servicer in connection with such Environmental Assessments shall be paid by the Special Servicer as a Property Protection Advance. Such Environmental Assessment shall contain information upon which the Special Servicer or Operating Advisor could determine whether there are any circumstances or conditions present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Materials or for which investigation, testing, monitoring, containment, clean-up or remediation could, in the judgment of the Special

Servicer, be required under any Environmental Law which, in either event, materially and adversely affects the value of the Mortgaged Property (collectively, "Environmental Conditions"). If an Environmental Assessment reveals any Environmental Conditions, the Special Servicer shall send copies of the Environmental Assessment to the Depositor, the Trustee, the Master Servicer and the Operating Advisor, and, subject to Section 3.30, shall perform such additional environmental testing in accordance with the Servicing Standard, to establish satisfaction of the Environmental Conditions or to proceed in accordance with this section (such additional testing is also an "Environmental Assessment").

          Subject to Section 3.30 hereof, if the Environmental Assessment establishes the existence of any Environmental Condition and the Special Servicer believes that it is in the best economic interest of the Trust Fund to proceed against such Mortgaged Property and, if title thereto is acquired, to take such remedial, corrective or other action with respect to the unsatisfied condition or conditions as may be prescribed by applicable law to satisfy such condition or conditions, the Special Servicer shall so notify the Trustee and the Master Servicer and proceed against such property. The cost of any remedial, corrective or other action contemplated hereby shall be an expense of the Trust Fund and reimbursed pursuant to Section 3.12(f) hereof, and none of the Special Servicer, the Master Servicer or the Trustee shall be required to expend its own funds or otherwise incur any financial liability in connection with any such action.

          If (i) an Environmental Assessment establishes the existence of any Environmental Condition with respect to any Mortgaged Property and (ii) either
(A) the Special Servicer believes based upon the Environmental Assessment that it is not in the best economic interest of the Trust Fund to proceed against such Mortgaged Property or (B) either (1) the Trustee or (2) the Operating Advisor has notified the Special Servicer in writing of its objection to the Special Servicer's intentions to proceed against such Mortgaged Property within five Business Days of receiving notice thereof, then the Special Servicer shall take such other action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property or directly or indirectly becoming the operator thereof) as determined in accordance with the Servicing Standard, and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

          If the Special Servicer takes any action with respect to the use, management, remediation or disposal of any Hazardous Materials on any Mortgaged Property, the Special Servicer shall (i) inform each Rating Agency, the Depositor, the Trustee, the Master Servicer and the Operating Advisor of the commencement and progress of any such action; and (ii) take such action in compliance with all applicable Environmental Laws.

          If the Special Servicer determines not to foreclose or otherwise realize upon a Specially Serviced Mortgage Loan pursuant to this Section 3.15 (except as a result of a modification or a restructuring), the Special Servicer shall so notify the Depositor, the Master Servicer, the Operating Advisor, each Rating Agency, the Fiscal Agent and the Trustee and shall take such other action as may be required to maximize the net present value of such Mortgage Loan.

          SECTION 3.16.  TRUSTEE TO COOPERATE; RELEASE OF TRUSTEE MORTGAGE
                         -------------------------------------------------
                         FILES.
                         -----

          Upon the payment in full of any Mortgage Loan, satisfaction or discharge in full of any Specially Serviced Mortgage Loan or the receipt by the Master Servicer or the Special Servicer, as the case may be, of a notification that payment in full (or such payment, if any, in connection with the satisfaction and discharge in full of any Specially Serviced Mortgage Loan) will be escrowed in a manner customary for such purposes, and upon notification by the Master Servicer or the Special Servicer, as the case may be, in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account have been or will be so deposited) of a Servicing Officer and a request for release of the Trustee Mortgage File in the form of Exhibit K hereto the Trustee shall promptly release
                             ---------
the related Trustee Mortgage File to the Master Servicer or the Special Servicer, as the case may be, and the Trustee shall execute and deliver to the Master Servicer or the Special Servicer, as the case may be, the deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, as directed by the Master Servicer or the Special Servicer, as the case may be, together with the Mortgage Note with written evidence of cancellation thereon. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the Master Servicer or the Special Servicer, as the case may be, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Distribution Account but shall be paid by the Master Servicer or the Special Servicer, as the case may be, except to the extent that such expenses are paid by the related Mortgagor in a manner consistent with the terms of the related Mortgage and applicable law. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the Master Servicer or the Special Servicer, as the case may be, and the delivery to the Trustee of a Request for Release signed by a Servicing Officer, in the form of Exhibit K hereto, release the Trustee Mortgage File to the Master Servicer or
   ---------
the Special Servicer, as the case may be.

          If the Special Servicer at any time seeks to initiate a foreclosure proceeding in respect of any related Mortgaged Property, the Special Servicer shall deliver to the Trustee, for signature as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity, together with a certificate of a Servicing Officer of the Special Servicer requesting that such pleadings or documents be executed by the Trustee.

          SECTION 3.17.  DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER
                         ----------------------------------------------------
                         SERVICER AND SPECIAL SERVICER TO BE HELD FOR THE
                         ------------------------------------------------
                         TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS.
                         -------------------------------------------------

          Notwithstanding any other provisions of this Agreement, the Master Servicer and the Special Servicer shall transmit to the Trustee, to the extent required by this Agreement, all documents and instruments coming into the possession of the Master Servicer and the Special Servicer from time to time and shall account fully to the Trustee for any funds received or otherwise collected thereby, including Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Servicer Mortgage Files or Trustee Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the Special Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including any funds on deposit in the Collection Account, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer and the Special Servicer also agree that they shall not create, incur or subject any Servicer Mortgage Files or Trustee Mortgage File or any funds that are deposited in the Collection Account or any Servicing or Reserve Account, or any funds that otherwise are or may become due or payable to the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Servicer Mortgage Files or Trustee Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer and the Special Servicer, as applicable, shall be entitled to receive from any such funds any amounts that are properly due and payable to the Master Servicer and the Special Servicer, as applicable, under this Agreement.

          SECTION 3.18.  SERVICING COMPENSATION.
                         ----------------------

          (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to the Servicing Fee, which shall be payable by the Trust Fund from amounts held in the Collection Account pursuant to subclauses (c) and (d) of Section 3.12 or otherwise.

          (b) As compensation for its activities hereunder, the Special Servicer shall be entitled to the Special Servicer Compensation which consists of the following amounts:

               (i) the Special Servicer Fee which, with respect to each Mortgage Loan for each Due Period, shall be an obligation of the Trust Fund;

               (ii) the applicable Extension Fee, which, to the extent not paid by a Mortgagor, shall be an obligation of the Trust Fund;

               (iii) the applicable Workout Fee, which, to the extent not paid by a Mortgagor, shall be an obligation of the Trust Fund; and

          (iv)   net investment interest or income on any REO Account.

The Special Servicer's rights to the Special Servicer Compensation may not be transferred in whole or in part except in connection with the permitted transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

          (c) Additional servicing compensation in the form of assumption fees, extension fees, servicing fees, modification fees, forbearance fees, late payment charges or other usual and customary charges and fees actually received from the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise shall be retained by the Master Servicer with respect to the Mortgage Loans (other than Specially Serviced Mortgage Loans) or the Special Servicer with respect to Specially Serviced Mortgage Loans, to the extent not required to be deposited in the Collection Account pursuant to Section 3.08 hereof. If the Master Servicer collects any such amount in connection with a REO Account Mortgage Loan, the Master Servicer shall promptly remit such amounts to the Special Servicer. The Master Servicer and the Special Servicer shall be required to pay all applicable expenses incurred by them in connection with their servicing activities hereunder and the Master Servicer shall be required to pay the Trustee Fee as provided in Section 9.05, and neither the Master Servicer nor the Special Servicer shall be entitled to reimbursement therefor except as specifically provided herein. To the extent any component of Special Servicer Compensation is in respect of amounts usually and customarily paid by borrowers, the Special Servicer shall use reasonable good faith efforts to collect such amounts from the related Mortgagor, and to the extent so collected, in full or in part, the Special Servicer shall not be entitled to compensation for the portion so collected therefor hereunder out of the Trust Fund.

          (d) Notwithstanding any other provision herein, the Servicing Fee for each monthly period ending on each Distribution Date shall be reduced by an amount equal to the Compensating Interest (if any) for such Distribution Date. The Master Servicer shall also be entitled to additional servicing compensation of (i) an amount equal to the excess, if any, of the aggregate Excess Prepayment Interest over Prepayment Interest Shortfalls for such Distribution Date, (ii) interest or other income earned on deposits in the Collection Account and the Distribution Account (but only to the extent of the net investment earnings, if any, with respect to each such account), and, (iii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the Reserve Account.

          SECTION 3.19.  MASTER SERVICER REPORTS; ACCOUNT STATEMENTS.
                         -------------------------------------------

          (a) The Master Servicer shall deliver to the Trustee, no later than the Report Date, the Servicer Remittance Report with respect to the related Distribution Date.

          (b) With respect to the Mortgage Loans, each month the Master Servicer shall prepare, as of the related Determination Date, and deliver to the Trustee, the Depositor, the Operating Advisor, CS First Boston Corporation and Morgan Stanley & Co. Incorporated

(the "Underwriters") and the Rating Agencies on or prior to the immediately following Monthly Report Date, the Monthly Reports.

          (c) The Master Servicer shall deliver to the Trustee within 30 days following each Determination Date a statement setting forth the status of the Collection Account as of the close of business on such Determination Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Collection Account.

          (d) The Master Servicer shall promptly inform the Special Servicer of the name, account number, location and other necessary information concerning the Collection Account in order to permit the Special Servicer to make deposits therein. The Master Servicer on the Report Date shall forward a copy of the Servicer Remittance Report to the Special Servicer setting forth the amount the Special Servicer is required to Advance on the next Special Servicer Remittance Date.

          (e) Within twenty days following each Distribution Date, the Trustee shall deliver to the Depositor a statement setting forth the status of the Distribution Account as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Distribution Account.

          SECTION 3.20.  ANNUAL STATEMENT AS TO COMPLIANCE.
                         ---------------------------------

          Each of the Master Servicer and the Special Servicer shall deliver to the Depositor and the Trustee on or before the Monthly Report Date occurring in May of each year, commencing in May, 1997, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year and of the performance of the Master Servicer or the Special Servicer, as the case may be, under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Master Servicer and the Special Servicer shall forward a copy of each such statement to the Rating Agencies.

          SECTION 3.21.  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING
                         ------------------------------------------------
                         REPORT.

          On or before the Monthly Report Date occurring in May of each year, commencing in May, 1997, each of the Master Servicer and the Special Servicer, at their respective expense, shall cause a firm of nationally recognized independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Operating Advisor and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers ("USAP") or the Audit Program for Mortgages serviced for FHLMC (the "FHLMC Audit Program"), such servicing has been conducted in compliance with such agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the USAP or FHLMC Audit Program require it to report. The Master Servicer and the Special Servicer, as applicable, shall forward a copy of each such report to the Rating Agencies.

          SECTION 3.22.  SPECIAL SERVICER REPORTS AND ADDITIONAL MASTER SERVICER
                         -------------------------------------------------------
                         REPORTS.
                         -------

          (a) The Special Servicer, in the case of any Specially Serviced Mortgage Loan, and the Master Servicer, in the case of all other Mortgage Loans, shall make reasonable efforts in accordance with the Servicing Standard to collect promptly from the Mortgagors the periodic operating statements, rent rolls, budgets and other financial information for the related Mortgaged Properties, and the financial statements of the Mortgagors, as required to be provided by the terms of the related Mortgage and in accordance with the Servicing Standard.

          (b) The Special Servicer, in the case of any Specially Serviced Mortgage Loans, shall promptly (and at least on a quarterly basis) (i) review all items as may be collected pursuant to paragraph (a) above, and (ii) prepare and deliver the Specially Serviced Asset Report to the Master Servicer on or before the first Monthly Report Date occurring no earlier than forty-five days after (A) a Servicing Transfer Event, (B) the completion of a modification which causes a Mortgage Loan to be a Corrected Mortgage Loan, (C) a Final Recovery Determination, or (D) at any time the Special Servicer determines, in its sole discretion, that a material change has occurred relating to the Specially Serviced Mortgage Loans covered by the previous Specially Serviced Asset Report. The Specially Serviced Asset Report shall be substantially in the form of Exhibit Q and shall contain a narrative description for each Specially Serviced Mortgage Loan of the current status of such Loan including the status of any workout or foreclosure, the change in such status since the prior Specially Serviced Asset Report, the estimated net present value and the estimated net recoveries under the workout or foreclosure strategy, and other information described in Exhibit Q. The Master Servicer shall maintain at all times the confidentiality of the information contained in the Specially Serviced Asset Report and shall not disclose such information in whole or in part to any Person except: (i) as may be required by a court of law or discovery process related thereto after giving the Special Servicer notice of such request for any information in the Specially Serviced Asset Report, (ii) to provide to counsel for the Master Servicer in connection with (i) above, (iii) information contained in the Report which was publicly known at the time of the delivery of such Specially Serviced Asset Report, (iv) information contained in the Report which subsequently becomes publicly known through no act or omission by the Master Servicer or which was or is subsequently described in any Special Servicer Monthly Reports, (v) with the prior consent of the Special Servicer,
(vi) to the Master Servicer's Servicing Officers and to Wells Fargo Realty Finance Corporation so long as it is engaged to subservice the applicable Specially Serviced Mortgage Loan, and (vii) as may be required after prior notice to the Special Servicer, to correct any false and misleading public information relating to such Mortgage Loan. The Master Servicer shall indemnify the Special Servicer and any director, officer, employee or agent of the Special Servicer and hold harmless such Persons against any loss, liability, or expense including reasonable attorneys' fees incurred in connection with any legal action relating to the Master Servicer's disclosure of confidential information contained in any Specially Serviced Asset Report except as permitted above.
Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Master Servicer or the Special Servicer hereunder. Any payment hereunder made by the Master Servicer pursuant to this paragraph to the Special Servicer shall be paid from the Master Servicer's own funds, without reimbursement from the Trust Fund therefor. The Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each Final Recovery Determination with respect to any Mortgage Loan or REO Property and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Trustee and the Master Servicer no later than the ten Business Day following such Final Recovery Determination.

          (c) The Special Servicer, for each Specially Serviced Mortgage Loan shall provide on or prior to the Determination Date for each month, Special Servicer Monthly Report substantially in the form of Exhibit U-1 or in such electronic format as is mutually acceptable to the Master Servicer and the Special Servicer. The Master Servicer may use such reports or information contained therein to prepare its reports and may, at its option, forward such Special Servicer Monthly Reports directly to the Trustee, the Depositor and the Rating Agencies.

          SECTION 3.23.  ANNUAL REPORTS REGARDING THE MORTGAGED PROPERTIES.
                         -------------------------------------------------

          Not later than the Monthly Report Date occurring in May of each year, beginning in May 1996, the Master Servicer will deliver to the Trustee, the Underwriters, the Rating Agencies, any Operating Advisor and the Depositor an Annual Report for each Mortgage Loan, based on the most recently available year-end financial statements and most recently available rent rolls of each applicable Mortgagor (to the extent provided to the Master Servicer by or on behalf of each Mortgagor, or, in the case of Specially Serviced Mortgaged Loans, as provided to the Special Servicer, which Special Servicer shall forward such information to the Master Servicer on or before April 15 of each such year), containing such information and analyses for each Mortgage Loan as would customarily be included in accordance with the Servicing Standard including, without limitation, Debt Service Coverage Ratios, gross income, and Net Operating Income. The Trustee shall send copies of such reports to any Certificateholder and any Beneficial Holder of Certificates upon presentation of evidence satisfactory to the Trustee of such beneficial ownership upon written request. The Master Servicer and the Special Servicer shall cooperate in providing the Rating Agencies with such other pertinent information relating to the Mortgage Loans as is or should be in their respective possession as the Rating Agencies may reasonably request.

          SECTION 3.24.  REPORTS OF FORECLOSURE AND ABANDONMENT OF MORTGAGED
                         ---------------------------------------------------
                         PROPERTY.
                         --------

          The Special Servicer, shall, in each year beginning in the year after the Cut-Off Date, make the reports of (i) foreclosures and abandonments of any applicable Mortgaged Property as required by Section 6050J of the Code, (ii) discharge of indebtedness as required by Section 6050P of the Code, and (iii) such other matters as may be required under the Code or regulations thereunder. In order to facilitate this reporting process, the Special Servicer, on or before Report Date in February of each year, shall provide or cause to be provided to the Internal Revenue Service reports relating to each instance occurring during the previous calendar year in which the Special Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Special Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Code Sections 6050J and 6050P and copies of the reports shall be delivered to the Trustee.

          SECTION 3.25.  INSPECTIONS.
                         -----------

          The Master Servicer shall, at its own expense, inspect or cause to be inspected each Mortgaged Property, at such times and in such manner as set forth in the next following paragraph, provided that the related Mortgaged Property shall be inspected by the Special Servicer as soon as practicable after (but in any event within 45 days) a Mortgage Loan becomes a Specially Serviced Mortgage Loan to the extent an inspection was not completed within the previous four months. Subsequent to the initial inspection by the Special Servicer set forth in the preceding sentence, the Special Servicer shall inspect each applicable Mortgaged Property with such frequency as is consistent with the Servicing Standard, but in any event, not less than one time every 12 months.

          The Master Servicer shall, at its own expense, inspect or cause to be inspected each Mortgaged Property related to a Mortgage Loan every calendar year beginning in 1996, or every second calendar year beginning in 1997 if the Principal Balance of the related Mortgage Loan is under $2 million. The Master Servicer and the Special Servicer shall prepare an Inspection Report relating to each inspection. The Master Servicer and the Special Servicer shall promptly forward the applicable Inspection Report to the Rating Agencies, the Underwriters, the Depositor, the Master Servicer and the Special Servicer and make available copies of the Inspection Reports to all Certificateholders.

          SECTION 3.26.  MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS.
                         -----------------------------------------------

          (a) Subject to the provisions of this Section 3.26, and consistent with the Servicing Standard, the Special Servicer may agree to any modification, waiver or amendment of any term of any related Specially Serviced Mortgage Loan without the consent of the Master Servicer, the Trustee, the Fiscal Agent, the Operating Advisor or any Certificateholder; provided, however, that the
                                            --------  -------
Operating Advisor shall have the power to approve the action of the Special Servicer under the circumstances set forth in Section 3.30. The Master Servicer shall not have any right to agree to any modification, waiver or amendment of any term of any Mortgage Loan except as provided in this Agreement.

          (b) Subject to the provisions of this Section 3.26, the Master Servicer may agree to any modification, waiver or amendment of any non-Money Term of a Mortgage Loan that is not a Specially Serviced Mortgage Loan to cure any ambiguity therein or to correct or supplement any provisions therein that may be inconsistent with any other provision therein or which may be necessary to protect and preserve the lien of the related

Mortgage or the value of the Mortgage Loan without the consent of the Special Servicer, the Operating Advisor, the Trustee, the Fiscal Agent or any Certificateholder.

          (c) All modifications, waivers or amendments of any Mortgage Loan effected by the Master Servicer or the Special Servicer, as the case may be, shall be in writing. The Special Servicer shall not agree to any modification, amendment or waiver of any Mortgage Loan unless it determines, in its sole judgment, such modification would increase on a net present value basis the proceeds of such Mortgage Loan that would be paid to, or recovered by, the Trust Fund over the amounts that would be paid to, or recovered by, the Trust Fund without such modification, amendment or waiver; provided that the Special
                                                --------
Servicer shall not agree to any modification with respect to any Mortgage Loan that would (i) reduce the Mortgage Rate of any Mortgage Loan; (ii) increase the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date of such Mortgage Loan unless the related Mortgagor is in default with respect to the Mortgage Loan or, in the judgment of the Special Servicer, such default is reasonably foreseeable; (iii) cause an Adverse REMIC Event; (iv) extend the maturity date of any Mortgage Loan later than two years prior to the Final Rated Distribution Date; (v) permit deferral of interest without accrual of interest at the Mortgage Interest Rate thereon; or (vi) result in the amount of negative amortization added to the principal balance of such Mortgage Loan resulting from such modification exceeding 10% of the principal balance of such Mortgage Loan (less any negative amortization added to the principal balance of such Mortgage Loan prior to such modification).

          (d) Subject to the restrictions of paragraph (c) above, in the case of a Specially Serviced Mortgage Loan, the Special Servicer may, with the consent of the Operating Advisor, if any is required, pursuant to Section 3.29, in accordance with the Servicing Standard, without the consent of the Trustee or any Certificateholder, do the following:

           (i) The Special Servicer may, from time to time, adjust the payment schedule for the Mortgage Loan, including extending the due dates for Monthly Payments and changing the amount of Monthly Payments.

          (ii) The Special Servicer may from time to time (A) reduce the amounts owing under any such Mortgage Loan by forgiving principal and/or forgiving interest accrued on such Mortgage Loan and/or late fees or penalties and/or (B) reduce or increase the Monthly Payments on any such Mortgage Loan (including by reducing or increasing the Principal Balance, extending or reducing the amortization term or maturity date or reducing the Monthly Payment thereof).

         (iii)   The Special Servicer may from time to time permit the
     Mortgagor to pledge additional collateral for the Mortgage Loan; provided,
                                                                      --------
     however, that (1) the Special Servicer shall have requested and received an
     -------
     Opinion of Counsel (obtained at the expense of the Trust Fund and reimbursable pursuant to Section 3.12(f) to the extent not paid or reimbursed by the Mortgagor) to the effect that any such additional pledge of collateral is permitted hereby, will not cause the Mortgage Loan to cease to be a Qualified Mortgage and will not cause an Adverse REMIC Event; and (2) the

     Special Servicer shall not permit the Mortgagor to pledge any real property collateral pursuant to this Section 3.26 unless the Special Servicer shall have first determined in accordance with the Servicing Standard, based upon an Environmental Assessment conducted by an independent person in accordance with Section 3.15 at the expense of the Mortgagor or Trust Fund, that such additional collateral is in compliance with applicable Environmental Laws and/or that there are no circumstances present with respect to such additional collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then effective Environmental Laws, or, if any such containment, clean-up or remediation is required, that adequate funds therefor have been placed in escrow with the Master Servicer or the Special Servicer, as the case may be, by or on behalf of the Mortgagor. Any additional collateral pledged pursuant to this paragraph may be subsequently released by the Special Servicer if the Special Servicer determines that the release is in the best interests of the Certificateholders as a whole.

               (iv) The Special Servicer may from time to time permit the Mortgagor to substitute collateral for all or a portion of the Mortgaged Property or may release part of the Mortgaged Property; provided, however,
                                                             --------  -------
     that (1) after giving effect to such substitution or release of collateral,
     (A) the ratio of the outstanding principal balance of the Mortgage Loan to the appraised value of the substituted Mortgaged Property, as appraised by an MAI-certified appraiser in accordance with MAI standards (engaged at the expense of the Trust Fund and reimbursable pursuant to Section 3.12(f), to the extent not paid for by the related Mortgagor) as of a date no earlier than 180 days prior to the date of the substitution or release, shall be no greater than, and the Debt Service Coverage Ratio shall be no less than, that of the Mortgaged Property immediately prior to such substitution or release of collateral and (B) any substitute collateral shall consist of a fee interest in real property improved by a multifamily or commercial structure; (2) the Special Servicer shall have requested and received an Opinion of Counsel (obtained at the expense of the Trust Fund to the extent not paid or reimbursed by the Mortgagor) to the effect that any such substitution or release of collateral is permitted hereby, will not cause the Mortgage Loan to cease to be a Qualified Mortgage and will not cause an Adverse REMIC Event; (3) the Special Servicer shall not permit the Mortgagor to substitute any real property collateral pursuant to this
     Section 3.26 unless the Special Servicer shall have first determined in accordance with the Servicing Standard, based upon an Environmental Assessment conducted by an independent person in accordance with Section
     3.15 at the expense of the Mortgagor, that such substitute collateral is in compliance with applicable Environmental Laws and that there are no circumstances present with respect to such substitute collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then effective Environmental Law, or, if any such containment, clean-up or remediation is required, that adequate funds therefor have been placed in escrow with the Master Servicer or the Special Servicer by or on behalf of the Mortgagor and (4) such substitution will not, in and of itself, result in the rating of the Certificates being reduced below the then-current rating on the Certificates, as evidenced in writing by the Rating Agencies.

          (e) In the event the Special Servicer intends to permit a Mortgagor to substitute collateral for all or any portion of a Mortgaged Property as permitted by Section 3.26(d)(iv) or pledge additional collateral for the Mortgage Loan as permitted by Section 3.26(d)(iii), if the security interest of the Trust Fund in such collateral would be perfected by possession, or if such collateral requires special care or protection, then prior to agreeing to such substitution or addition of collateral, the Special Servicer shall make arrangements for such possession, care or protection, and prior to agreeing to such substitution or addition of collateral (or such arrangement for possession, care or protection) shall obtain the prior written consent of the Trustee with respect thereto (which consent shall not be unreasonably withheld, delayed or conditioned); provided, however, that the Trustee shall not be required (but has
              --------  -------
the option to) to consent to any substitution or addition of collateral or to hold any such collateral which will require the Trustee to undertake any additional duties or obligations or incur any additional expense.

          (f) The Master Servicer or the Special Servicer may require, in its discretion, as a condition to granting any request by a Mortgagor for any consent, modification, extension, waiver or amendment, that such Mortgagor pay to the Master Servicer or the Special Servicer a reasonable and customary modification fee to the extent permitted by law. The Master Servicer or the Special Servicer shall charge the Mortgagor for any costs and expenses incurred by the Master Servicer or the Special Servicer in connection with any request for a modification, extension, waiver or amendment unless the Master Servicer or the Special Servicer determines that the Mortgagor cannot reasonably afford such costs and expenses, but the failure or inability of the Mortgagor to pay any such costs and expenses shall not impair the right of the Master Servicer or the Special Servicer to cause such costs and expenses, and interest thereon at the Advance Rate, to be paid or reimbursed by the Trust Fund pursuant to Section 3.12(f).

          (g) The Master Servicer or the Special Servicer shall notify the Trustee of any modification, waiver, extension or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof except to the extent such documents have been submitted to the applicable recording office, in which event the Master Servicer or the Special Servicer, as the case may be, shall promptly deliver copies of such documents to the Trustee.

          SECTION 3.27.  TRANSFER OF SERVICING BETWEEN MASTER SERVICER AND
                         -------------------------------------------------
                         SPECIAL SERVICER; RECORDKEEPING.
                         -------------------------------

          (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, the Master Servicer shall report the Servicing Transfer Event to the Trustee and the Operating Advisor and immediately give notice thereof and a statement of the aggregate amount of Advances then due to the Master Servicer with respect to such Mortgage Loan, together with a copy of the related Servicer Mortgage File, to the Special

Servicer and shall use its best efforts to provide the Special Servicer with all relevant, not privileged or confidential information, documents (but excluding the original documents constituting the Mortgage File) and records (including records stored electronically on computer tapes, discs and the like) relating to the Mortgage Loan in the possession of the Master Servicer and reasonably requested by the Special Servicer to enable it to assume its duties hereunder with respect thereto. The Master Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event and, subject to Section 3.01(b), in any event shall continue to act as Master Servicer and administrator of such Mortgage Loan until the Special Servicer has commenced the servicing of such Mortgage Loan, which shall occur upon the receipt by the Special Servicer of the information, documents and records referred to in the preceding sentence. With respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer shall instruct the related Mortgagor to continue to remit all payments in respect of such Mortgage Loan to the Master Servicer. The Master Servicer shall give written notice to the Special Servicer within one Business Day after receiving any collections made to the Master Servicer with respect to the Specially Serviced Mortgage Loans. Within one Business Day after receiving such notice, the Special Servicer shall give written notice to the Master Servicer with instructions on how to apply such collections. Within one Business Day after receiving such instructions, the Master Servicer shall use its best efforts to apply such collections in accordance with the Special Servicer's instructions. The Special Servicer Compensation shall accrue from the Due Date preceding the date the Special Servicer has commenced the servicing of such Mortgage Loan. Upon any Mortgage Loan becoming a Specially Serviced Mortgage Loan, the Special Servicer shall, within 30 days, pay to the Master Servicer all outstanding Advances including accrued interest thereon with respect to such Specially Serviced Mortgage Loan to the extent such amounts are not Non-recoverable Advances and the amounts paid by the Special Servicer to the Master Servicer shall then be deemed to be Advances of the Special Servicer.

          Upon determining that a Specially Serviced Mortgage Loan (other than an REO Account Mortgage Loan) has become current and has remained current for three consecutive Monthly Payments, and upon determining that no other Servicing Transfer Event has occurred and is continuing with respect thereto, the Special Servicer shall promptly give notice thereof to the Master Servicer, the Trustee and the Operating Advisor, if any, and the Special Servicer shall promptly deliver to the Master Servicer (but in no event more than 5 Business Days after delivery of such notice to the Master Servicer), all information, documents and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to such Mortgage Loan in its possession. Upon delivering such information and documents to the Master Servicer and upon giving such notice: (i) such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan, (ii) the Special Servicer's obligation to service such Mortgage Loan shall terminate, and (iii) the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume (such Mortgage Loan is referred to as a "Corrected Mortgage Loan").

          (b) In servicing any Specially Serviced Mortgage Loan, the Special Servicer shall provide to the Trustee originals of such documents included within the definition of "Trustee Mortgage File" which are in the Special Servicer's possession or were created by the Special Servicer for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer) and copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor.

          (c) On or prior to each Determination Date, the Special Servicer shall deliver promptly to the Master Servicer all reports and information in the Special Servicer's possession relating to the Specially Serviced Mortgage Loans and REO Properties as the Master Servicer reasonably requests to enable it to perform its responsibilities under this Agreement.

          (d)    Notwithstanding the provisions of subsection (c) of this
Section 3.27, the Master Servicer shall maintain ongoing payment records with respect to each Specially Serviced Mortgage Loan and shall provide the Special Servicer with any information in the Master Servicer's possession (or reasonably available to it) reasonably required by the Special Servicer to perform its duties under this Agreement.

          SECTION 3.28.  LIMITATION ON LIABILITY OF OPERATING ADVISOR AND THE
                         ----------------------------------------------------
                         SPECIAL SERVICER.
                         ----------------

          The Operating Advisor shall only have the right to approve certain actions of the Special Servicer and shall have no liability to the Trust Fund or the Certificateholders for any action by the Special Servicer taken, or not taken, upon the good faith approval or disapproval by the Operating Advisor in accordance with this Agreement, and the Operating Advisor shall have no such liability for errors in judgment.

          SECTION 3.29.  APPROVAL BY THE OPERATING ADVISOR.
                         ---------------------------------

          The Special Servicer shall advise the Operating Advisor, if any, [and the Master Servicer] in a written report (in reasonable detail) if the Special Servicer proposes to take any of the actions listed below in clauses (a) through
(e) with respect to an applicable Specially Serviced Mortgage Loan, and the Special Servicer shall not take any such action which the Operating Advisor disapproves of in writing except in order to comply with applicable law. If the Operating Advisor has not disapproved (in a writing delivered to the Special Servicer) a proposed action of the Special Servicer within five Business Days after the date of the delivery of the notice to the Operating Advisor of such proposed action, the Special Servicer may take actions it specifically recommended. The Special Servicer shall seek the approval of the Operating Advisor in respect of the matters set forth in clauses (i) through (vi) of
Section 3.30 to the extent applicable, prior to the Special Servicer taking any of the following actions:

          (a) any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

          (b) any modification of a Money Term of a Specially Serviced Mortgage Loan or any extension of the maturity date of a Specially Serviced Mortgage Loan;

          (c) any sale of a Specially Serviced Mortgage Loan or REO Property (other than upon termination of the Trust Fund pursuant to Section 10.01);

          (d) any determination to bring an REO Property into compliance with Environmental Laws; and

          (e) any release of collateral or acceptance of substitute or additional collateral for a Mortgage Loan.

          The Operating Advisor in its good faith business judgment may refuse to approve, by written notice to the Special Servicer, the recommendations of the Special Servicer based solely upon (1) the present value analysis used in the report of the Special Servicer and (2) the Operating Advisor's assessment of the likelihood of success under the Special Servicer's proposed course of action. In the event the Operating Advisor refuses to approve the Special Servicer's recommendations, the Special Servicer shall give written notice to the Trustee within five Business Days. If the Special Servicer's recommendation is not approved by the Operating Advisor, an independent third party arbitrator selected by the Trustee in its sole discretion (with written notification of such selection to be delivered promptly to the Special Servicer and Operating Advisor), within 10 days and subject to written confirmation that such appointment would not result in a downgrading or withdrawal of the then-current rating of any Certificate and who shall be required to acknowledge in writing the acceptance of its appointment and its agreement to serve as such arbitrator, will determine whether the proposed action of the Special Servicer is in the best economic interests of the Trust Fund. Expenses incurred by and fees due to the independent arbitrator shall be borne by the Holders of the Class of Certificates then entitled to appoint the Operating Advisor. Any agreement for the retention of an independent arbitrator shall provide that such independent arbitrator will be responsible for (i) selecting a course of action based solely on the recommendations provided by the Operating Advisor and the Special Servicer, and (ii) providing a decision within five Business Days of hearing such recommendations with respect to the related subject matter. Pending a decision of the independent arbitrator, the Special Servicer shall not take the action in question. The recommendation referred to in clause (i) of the preceding sentence shall be submitted to the arbitrator by the Special Servicer and the Operating Advisor within one Business Day after the selection of the arbitrator by the Trustee.

          SECTION 3.30.  SPECIAL SERVICER REPORTS AND RECOMMENDATIONS.
                         --------------------------------------------

          Prior to taking any of the actions set forth in clauses (a) through
(e) of Section 3.29 with respect to a Specially Serviced Mortgage Loan, the Special Servicer shall make reports and recommendations and provide analyses in reasonable detail, to the extent applicable, with respect to the following matters, to the Operating Advisor:

               (i) whether the foreclosure upon or other comparable conversion (including the acquisition of an REO Property) of the ownership of properties securing such of the Mortgage Loans as have come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.26 would, consistent with the Servicing Standard, be in the best economic interest of the Trust Fund;

              (ii) whether, if the Special Servicer proceeds with a foreclosure in accordance with the laws of the state where a Mortgaged Property is located, in the judgment of the Special Servicer, a deficiency judgment should or should not be sought because the likely recovery if a deficiency judgment is obtained will or will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing such deficiency judgment;

             (iii) whether the waiver or enforcement of any due-on-sale clause or due-on-encumbrance clause contained in a Specially Serviced Mortgage Loan is in the economic interest of the Trust Fund in accordance with the Servicing Standard;

               (iv) in connection with the taking or entering into of an assumption agreement from or with a person to whom a Mortgaged Property relating to a Specially Serviced Mortgage Loan has been or is about to be conveyed, or the releasing of the original Mortgagor from liability upon a Specially Serviced Mortgage Loan and substituting of a new Mortgagor, whether the credit status of the prospective new Mortgagor is in compliance with the Special Servicer's regular commercial mortgage origination or Servicing Standard and criteria consistent with the Servicing Standard;

                (v) in connection with a decision by the Operating Advisor as to whether or not title to a Mortgaged Property should be obtained by the Trust Fund as a result of or in lieu of foreclosure or otherwise, or to otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, to the knowledge of the Special Servicer, the Trustee, for the Trust Fund or the Certificateholders or the Special Servicer would be considered to hold title to, to be a "mortgagee-in-possession" of or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA, or any other Environmental Law, determine, based upon an Environmental Assessment,
     (A) whether such Mortgaged Property is or is not in material compliance with applicable Environmental Laws (including those applicable to Hazardous Materials) and, if a determination is made that such Mortgaged Property is not in material compliance with such applicable Environmental Laws, whether it is in the economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in material compliance therewith or (B) whether there are any circumstances present at such Mortgaged Property relating to the use, management, presence or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be reasonably required under any currently effective applicable Environmental Law and, if a determination is made that such Hazardous Materials are present for which actions could be required, whether it would be in the economic interest of the Trust Fund, consistent with the Servicing Standard, to take such actions with respect to the containment, clean-up or remediation of Hazardous Materials affecting such Mortgaged Property pursuant to or as required by Environmental Law (setting forth the basis for the Special Servicer's determination, and the estimated cost to the Trust Fund of such proposed action, including any Property Protection Advances); and

               (vi) with respect to any proposed modification, waiver or amendment of a Mortgage Loan or substitution of collateral by the Mortgagor pursuant to Section 3.26(d), whether such course of action is reasonably likely to produce a greater recovery on a net present value basis than liquidation of such Mortgage Loan, setting forth the basis on which the Special Servicer made such determination, including the status of any existing material default or the grounds for concluding that a payment default is reasonably foreseeable.

          SECTION 3.31.  APPRAISAL REDUCTIONS.
                         --------------------

          Within 45 days of the earliest to occur of (a) the date on which a change in the Mortgage Rate, principal balance, payment rate or amortization terms (each, a "Money Term") or in the stated maturity of any Specially Serviced Mortgage Loan becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, (b) 90 days after the date on which an uncured delinquency occurs in respect of a Mortgage Loan, (c) 60 days after the date on which a receiver is appointed in respect of a Mortgaged Property (if such appointment remains in effect during such 60 day period) or (d) as soon as reasonably practical after the date on which a Mortgaged Property becomes an REO Property, the Special Servicer shall advise the Trustee, the Fiscal Agent and the Master Servicer of such occurrence of such event, and, unless an appraisal has been conducted within the twelve months preceding such event, will obtain an appraisal (which may be an update of a prior appraisal) (the cost of which shall be an Additional Trust Fund Expense and reimbursable pursuant to Section 3.12(f)) satisfying the requirements for such appraisals contained in Section
3.10. The Special Servicer will determine the appraised value of the related Mortgaged Property on the basis of such appraisal and will report the same promptly to the Master Servicer. The Master Servicer will thereupon determine and report to the Trustee and the Special Servicer the amount of any Appraisal Reduction based upon such appraisal.

          In addition, upon the occurrence of any event giving rise to a subsequent Appraisal Reduction (including the delinquency referred to in the second proviso to the definition thereof) the Special Servicer will obtain an
       -------
appraisal (the cost of which shall be an Additional Trust Fund Expense and reimbursable pursuant to Section 3.12) within 45 days of the occurrence of any such event giving rise to a subsequent Appraisal Reduction and will adjust the amount of the Appraisal Reduction in accordance therewith. If the Master Servicer or Special Servicer continues to make Advances in connection with such Mortgage Loan, more than twelve months after an appraisal was obtained with respect to an Appraisal Reduction, the Special Servicer will order a new appraisal or update of the prior appraisal (the cost of which shall be an Additional Trust Fund Expense and reimbursable pursuant to Section 3.12) and will adjust the amount of the Appraisal Reduction in accordance therewith.

          An Appraisal Reduction related to a Mortgage Loan will be reduced to zero as of the date such Mortgage Loan is paid in full, liquidated, repurchased or otherwise disposed. Notwithstanding the foregoing, an Appraisal Reduction will be an amount equal to zero with respect to such a Mortgage Loan if (i) the event giving rise to such Appraisal

Reduction is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan (other than Balloon Payments) were not delinquent during the twelve-month period immediately preceding such extension and (iii) the payments on such Mortgage Loan are then current; provided, that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, any subsequent Appraisal Reduction will be recalculated and applied to the same extent as it would have been previously applied. In addition, in any case, upon the occurrence of any event giving rise to a subsequent Appraisal Reduction (including the delinquency referred to in the immediately preceding sentence) more than twelve months after an appraisal was obtained with respect to an Appraisal Reduction, the Special Servicer will obtain a new appraisal as described above, within 45 days of the occurrence of any such event giving rise to a subsequent Appraisal Reduction and will adjust the amount of the Appraisal Reduction in accordance therewith.

          With respect to each Mortgaged Property as to which an Appraisal Reduction has occurred and which has become current and has remained current for twelve consecutive Monthly Payments, and with respect to which no other Servicing Transfer Event has occurred and is continuing, the Master Servicer shall, within 30 days of the date of such twelfth Monthly Payment, order an appraisal (which may be an update of a prior appraisal) (the cost of which shall be an Additional Trust Fund Expense and reimbursable pursuant to Section 3.12). Based upon such appraisal, the Master Servicer shall thereupon redetermine and report to the Trustee the amount of the Appraisal Reduction with respect to such Mortgaged Property.

          Each Appraisal Reduction shall become effective on the Distribution Date (the "Appraisal Reduction Effective Date") in the month following the month in which the Appraisal Reduction is calculated or recalculated as set forth in the second proviso in the definition of "Appraisal Reduction", or pursuant to the second and third preceding paragraphs.

          SECTION 3.32.  REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION.
                         -------------------------------------------------

          The Depositor shall file with the Securities and Exchange Commission (the "Commission"), within 15 days of the Delivery Date, a Current Report on Form 8-K together with this Agreement and from time to time at the request of the Master Servicer any report or other information provided to the Depositor by the Master Servicer and requested to be filed with the Commission.


                                  ARTICLE IV

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

          SECTION 4.01.  DISTRIBUTION ACCOUNT.
                         --------------------

          The Trustee shall establish, on or prior to the Delivery Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Distribution Account, into which the Trustee upon receipt from the Master Servicer shall deposit all payments and collections remitted by the Master Servicer and any amounts required to be remitted by the Depositor pursuant to the terms hereof. All distributions to be made from time to time to Holders of interests in the Trust Fund out of funds in the Distribution Account shall be made by or on behalf of the Trustee. The Trustee will give notice to the Master Servicer, the Special Servicer, the Rating Agencies and the Depositor of the location of the Distribution Account and of any change thereof, prior to the use thereof. Funds held in the Distribution Account which have been delivered to the Trustee earlier than the Servicer Remittance Date prior to the next Distribution Date shall be invested by the Trustee, to the extent practicable, in Eligible Investments as directed in writing by the Master Servicer. All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to withdrawal by the Trustee for remittance to the Master Servicer at the Master Servicer's direction from time to time. The amount of any losses (net of any gains) incurred in respect of any such investments shall be remitted by the Master Servicer to the Trustee for deposit in the Distribution Account out of the Master Servicer's own funds immediately as realized.

          The Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Distribution Account for the following purposes:

               (a)  to reimburse the Trustee for its expenses;

               (b) to pay any earnings on the Distribution Account to the Master Servicer;

               (c) to withdraw any amount deposited in error in the Distribution Account and not required to be deposited therein;

               (d) to make required distributions to the Certificateholders pursuant to Section 4.02;

               (e)  to pay any taxes imposed on the Trust Fund; and

               (f) to clear and terminate the Distribution Account upon termination of this Agreement pursuant to Article X hereof.

          SECTION 4.02.  DISTRIBUTIONS.
                         -------------

          (a) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as Holder of the Uncertificated Tier 1 REMIC Regular Interests, the following amounts in the order set forth below:

               (A) to the extent of the Available Distribution Amount, for each Class or Classes of Uncertificated Tier 1 REMIC Regular Interest, in the same priority as the corresponding Class or Classes of Certificates of the Tier 2 REMIC as provided in Section 4.02(b) (with the Class E, Class F and Class G Certificates corresponding to the Uncertificated Tier 1 REMIC Regular Interest EFG), an amount equal to the interest accrued on the aggregate Uncertificated Principal Balance of such Class of Tier 1 REMIC Regular Interests at the Weighted Average Rate during the preceding Due Period, plus any unpaid portion of accrued interest for any prior period with interest thereon at a rate equal to the related Weighted Average Rate, reduced by the sum of (i) the amount of Prepayment Interest Shortfalls allocable to each such Class (in the same proportion as the corresponding Class or Classes of Certificates of the Tier 2 REMIC as provided in Section 4.05 herein) plus (ii) the amount of Deferred Interest allocable to each such Class or Classes (in the same proportion as the corresponding Class or Classes of Certificates of the Tier 2 REMIC as provided in Section 4.05 herein) plus (iii) the amount of Additional Trust Fund Expenses allocable to each such Class (in the same proportion as the corresponding Class of Certificates of the Tier 2 REMIC as provided in Section 4.05 herein) plus (iv) the Appraisal Reduction Capitalization Amount allocable to each such Class (in the same proportion as the corresponding Class of Certificates of the Tier 2 REMIC as provided in Section 4.05 herein), provided, however, that any Prepayment Interest
                              --------  -------
     Shortfalls, Additional Trust Fund Expenses or Appraisal Reduction Capitalization Amount allocated to the Class A-X Certificates of the Tier 2 REMIC as provided herein shall be allocated pro rata (based on the amount of interest payable thereto) to the Uncertificated Tier 1 REMIC Regular Interest Class A-1, Class A-2, Class B, Class C and Class D;

               (B) to the extent of the Available Distribution Amount for each Class of Uncertificated Tier 1 REMIC Regular Interest, an amount of principal equal to the Principal Distribution Amount on such Distribution Date in the same priority as the corresponding Class or Classes of Certificates of the Tier 2 REMIC as provided in Section 4.02(b) (with the Class E, Class F and Class G Certificates corresponding to the Uncertificated Tier 1 REMIC Regular Interest EFG);

               (C) pro rata (based on the amount of interest payable thereto) to each Class A-1, Class A-2, Class B, Class C and Class D Uncertificated Tier 1 REMIC Regular Interest, the Prepayment Premiums to be distributed on such Distribution Date to the Class A-X Certificates of the Tier 2 REMIC as provided in Section 4.02(c);

               (D) after the principal balance of each Class of Uncertificated Tier 1 REMIC Regular Interests is reduced to zero, to the holder of the Class R-I Certificate, all other amounts remaining in the Tier 1 REMIC;

provided, however, that notwithstanding the deemed distributions set forth in
--------  -------
clauses (A), (B), (C) and (D) above, distributions from the Distribution Account shall only be made to the Holders of Certificates; and provided, further, that
                                                       --------  -------
each Realized Loss, Additional Trust Fund Expense (to the extent attributable to a Mortgage Loan), Appraisal Reduction and Prepayment Interest Shortfall, shall be deemed allocated, and adjustments or distributions as a consequence thereof shall be deemed made.

          (b) On each Distribution Date the Trustee shall apply amounts in the Distribution Account to pay to the Holders of the Certificates, to the extent of the Available Distribution Amount for such Distribution Date, as follows in the following order of priority:

               (i) to the Class A-1, Class A-2 and Class A-X Certificates, pro rata, in respect of interest, in an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

              (ii) to the Class A-1 Certificates in reduction of their Certificate Principal Balance, the Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

             (iii) to the Class A-2 Certificates in reduction of their Certificate Principal Balance, the remaining Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

              (iv) to the Class B Certificates in respect of interest, in an amount equal to the Interest Distribution Amount in respect of such class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Date;

               (v) to the Class B Certificates in reduction of their Certificate Principal Balance, the remaining Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

              (vi) to the Class C Certificates in respect of interest, in an amount equal to the Interest Distribution Amount in respect of such class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

             (vii) to the Class C Certificates in reduction of their Certificate Principal Balance, the remaining Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

            (viii) to the Class D Certificates in respect of interest, in an amount equal to the Interest Distribution Amount in respect of such class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

              (ix) to the Class D Certificates in reduction of their Certificate Principal Balance, the remaining Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

               (x) to the Class E Certificates in respect of interest, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date, and to the extent not previously paid, for all prior Distribution Dates;

              (xi) to the Class E Certificates, in reduction of their Certificate Principal Balance, the remaining Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

             (xii) to the Class F Certificates in respect of interest, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date, and to the extent not previously paid, for all prior Distribution Dates;

            (xiii) to the Class F Certificates, in reduction of their Certificate Principal Balance, the remaining Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

             (xiv) to the Class G Certificates in respect of interest, in an amount equal to the Class G Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date, and to the extent not previously paid, for all prior Distribution Dates; and

              (xv) to the Class G Certificates, in reduction of their Certificate Principal Balance, the remaining Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

          (c) On each Distribution Date, the Trustee shall apply amounts deposited in the Distribution Account with respect to Prepayment Premiums to the holders of the Class A-X Certificates.

          (d) On each Distribution Date, after the Holders of the Class A-1, Class A-2, Class A-X, Class B, Class C, Class D, Class E, Class F and Class G Certificates receive all payments due to them in accordance with subsections (b) and (c) above, all remaining amounts received on the Mortgage Loans will be paid to the Holder of the Class R-II Certificate.

          (e) The Trustee shall be responsible for the calculations with respect to distributions from the Distribution Account and the determination of Certificate Principal Balances based upon the information furnished to it by the Master Servicer pursuant to Section 3.19 so long as the Trust Fund has not been terminated in accordance with this Agreement; provided, however, that the
                                              --------  -------
Trustee shall not be responsible for recomputing, recalculating or verifying information provided by the Master Servicer. All distributions made to Certificateholders on any Distribution Date will be made to the Certificateholders of record on the immediately preceding Record Date, except for the final distribution on a Class, which shall be made only upon presentation of the Certificate to the Trustee as provided for in the Certificate. All distributions made to the Certificateholders shall be based upon the Percentage Interest represented by their respective Certificates. If following its receipt of a Master Servicer's report pursuant to Section 3.19, the Trustee determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Distribution Account or the Collection Account, or if the Trustee otherwise determines that a final distribution will be made on a Class of Certificates, the Trustee shall promptly send the final distribution notice to each Certificateholder pursuant to Section 10.03 specifying the manner in which the final distribution will be made.

          (f) Any Certificateholder shall be entitled to receive distributions hereunder on a Distribution Date (other than as provided in Section 10.03 respecting the final distribution) by wire transfer to the account specified in writing by the Certificateholder to the Trustee if the Initial Certificate Principal Balance evidenced by such Holder's Certificate is at least equal to $5,000,000 or 100% of the aggregate Initial Certificate Principal Balance of all Certificates of like Class, except with respect to the Class A-X Certificates, if the holder thereof holds at least 100% Percentage Interests of such Class.
In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date on which wire transfers will commence. All other distributions shall be made by check payable to the Certificateholder mailed by first class mail to the address of such Certificateholder reflected in the Certificate Register.

          (g) Notwithstanding any other provision of this Agreement, Excess Prepayment Interest and other penalties shall be payable to the Master Servicer as additional compensation.

          SECTION 4.03.  ALLOCATION OF REALIZED LOSSES, ADDITIONAL TRUST FUND
                         ----------------------------------------------------
                         EXPENSES AND APPRAISAL REDUCTIONS.
                         ---------------------------------

          (a) Prior to each Distribution Date, the Trustee shall, based on the information furnished to the Trustee by the Master Servicer or the Special Servicer, as applicable, pursuant to Section 3.19, determine the total of Realized Losses and Additional Trust Fund Expenses, if any, incurred with respect to the Mortgage Loans during the previous Prepayment Period. On each Distribution Date, such Realized Losses and Additional Trust Fund Expenses will be allocated (without duplication) as follows:

               (i) Realized Losses of interest and Additional Trust Fund Expenses which have been reimbursed will be allocated (and in each case will reduce the interest payable) (A) first, to the Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order in proportion to the interest payable thereon on such Distribution Date, and (B) second to the Class A-1, Class A-2 and Class A-X Certificates, pro rata, in proportion to the interest payable thereon on such Distribution Date (in each case in reduction of the interest payable thereon); and

               (ii) Additional Trust Fund Expenses which have been reimbursed and which exceed amounts received or advanced with respect to such Distribution Date on account of interest and Realized Losses attributable to principal on the Mortgage Loans will be allocated to the Class G, Class F, Class E, Class D, Class C and Class B, in that order, and then to the Class A-1 and Class A-2 Certificates, pro rata (in each case by reducing the principal balance thereof by the amount so allocated), until the Certificate Principal Balances of each such Class has been reduced to zero.

Realized Losses and Additional Trust Fund Expenses allocated to any Class of Certificates shall be allocated among the Certificates of such Class on a pro rata basis in accordance with the Percentage Interest represented by each such Certificate.

          (b) If the Certificate Principal Balance of any Class of Certificates has been reduced as a result of a Realized Loss with respect to a Mortgage Loan and any recoveries or payments in respect of principal in excess of the Principal Balance of such Mortgage Loan are subsequently received by the Master Servicer or the Special Servicer, then on the next Distribution Date such excess payments or recoveries shall be included in the Principal Distribution Amount and distributed in accordance with Section 4.02(b).

          (c) On each Distribution Date, the Trustee shall, based on the information furnished to the Trustee by the Master Servicer or the Special Servicer, as applicable, apply the aggregate Appraisal Reduction incurred with respect to the Mortgage Loans during the previous Due Period. On each Distribution Date, such Appraisal Reductions will be allocated (after the allocation of Realized Losses and Additional Trust Fund Expenses described in
Section 4.03(a)), to the Certificate Principal Balance of the most subordinated Class of Certificates that would otherwise receive distributions of interest.

With respect to each Class of Certificates as to which a more senior Class of Certificates is outstanding, the Interest Distribution Amount otherwise distributable on such Distribution Date to such subordinated Class of Certificates to which an Appraisal Reduction is allocated on such Distribution Date will be reduced by the related Appraisal Reduction Capitalization Amount, and such amount will be added to the Certificate Principal Balance of such Class of Certificates to the extent actually paid by the related Mortgagor.

          SECTION 4.04.  STATEMENTS TO CERTIFICATEHOLDERS; OTHER REPORTING
                         -------------------------------------------------
                         REQUIREMENTS.
                         ------------

          (a) Not later than each Distribution Date, the Trustee shall, based on information provided to it pursuant to Section 3.19, prepare and forward by mail to each Certificateholder, the Master Servicer, the Special Servicer, the Seller, the Depositor, the Underwriters, each Rating Agency and each Beneficial Holder or other beneficial holder providing satisfactory evidence of ownership of a beneficial interest in a Certificate, a statement setting forth the Monthly Certificateholders Report (in the form attached as Exhibit S hereto). In
                                                   ---------
addition, the Trustee shall forward to each Certificateholder, the Depositor, the Underwriters, each Rating Agency and each beneficial holder of a Certificate, the Monthly Reports as are provided to the Trustee by the Master Servicer pursuant to Section 3.19 or Section 3.22 and the Special Servicer pursuant to Section 3.22.

          (b) Not later than May 30 of each year, the Trustee shall cause to be forwarded by mail to each Certificateholder, the Special Servicer, the Seller, the Operating Advisor, the Depositor, the Underwriters, and each Rating Agency a copy of the Annual Reports furnished to the Trustee by the Master Servicer substantially in the form of

Exhibit P.  The Trustee will make copies of the Annual Reports available to each
---------
Certificateholder and each Beneficial Holder providing satisfactory evidence of ownership of such Certificate or ownership of a beneficial interest in a Certificate, as the case may be.

          (c) The Trustee will provide to any Certificateholder upon request the outstanding Certificate Principal Balance as of the most recent Distribution Date. Upon the request of any Beneficial Holder of Certificates and upon presentation of evidence of such ownership satisfactory to Trustee, the Trustee shall provide to such Beneficial Holder any information which is provided to Certificateholders.

          (d) In addition to any other requirements set forth herein relating to the provision of information to Certificateholders, the Trustee shall provide to each Certificateholder and each Rating Agency, upon request thereof, such additional documents relating to the Certificates and the Mortgage Loans as may be requested by any Certificateholder in writing (subject to the Trustee either having such documents in its possession or to receipt thereof from the Master Servicer). The Trustee shall include a notice to such effect, together with the first monthly statement (and on the monthly statement in each January thereafter) delivered to each Certificateholder under Section 4.04(a) hereof.

          (e) Notwithstanding any other provisions hereof, the Trustee, the Master Servicer and the Special Servicer shall have no obligation to furnish information in any instance which in their respective judgment could cause them to incur any liability, including, without limitation, any liability arising out of the violation of applicable federal or state securities laws, or could cause it to incur any cost or expense for which it is not indemnified to its reasonable satisfaction. The Trustee, the Master Servicer and the Special Servicer shall each be entitled at its option to require that recipients of such information agree to such reasonable terms or conditions that are necessary in their view to protect them against any such liability or to prevent any such violation of applicable securities or other laws, or to provide indemnification to the Trustee, the Master Servicer and the Special Servicer for any liability or damage that may arise therefrom.

          (f) The Trustee may add to or cause to be accompanied with any information delivered pursuant to subsections (b), (c), (d), or (e) of this
Section 4.04 as well as pursuant to Sections 3.22(b), 3.23, 3.30, and 3.32, any legend or disclaimer which the Trustee determines is reasonably appropriate or necessary in its judgment, including, without limitation, the following legend:

          The [describe or identify information] has been prepared and furnished
               --------------------------------
          by, or has been prepared based upon information furnished by, [the] [Master Servicer] [Depositor] [name Special Servicer], and the Trustee undertakes no responsibility for the accuracy or completeness of any such information or the sufficiency thereof for any particular purpose. The Trustee has not independently investigated or verified any such information or the accuracy or completeness thereof, and makes no representation or warranty of any kind with respect thereto. The Trustee undertakes no obligation to update any such information in the future, or to disseminate or make available similar or other information in the future (except for any information which the Trustee is required to distribute under the express terms of the Pooling and Servicing Agreement).

          SECTION 4.05.  PREPAYMENT INTEREST SHORTFALLS; DEFERRED INTEREST.
                         -------------------------------------------------

          The Interest Distribution Amount for each applicable Class of Certificates for each Distribution Date shall be reduced in the manner set forth in the following sentence by Prepayment Interest Shortfalls (to the extent not offset by Excess Prepayment Interest or a reduction of the Servicing Fee as provided in Section 3.18(d)). The Interest Distribution Amount for the Class A-1, Class A-2, Class A-X, Class B, Class C, Class D, Class E, Class F and Class G Certificates shall be reduced by Prepayment Interest Shortfalls (to the extent not offset by Excess Prepayment Interest or a reduction of the Servicing Fee as provided in Section 3.18(d)) pro rata based on the Interest Distribution Amount for each such Class of Certificates that would have resulted absent such reductions.

          On each Distribution Date on which the portion of the Available Distribution Amount allocable to interest on the Mortgage Loans is insufficient to pay interest accrued on the Certificates as a result of Deferred Interest on Mortgage Loans, the amount of such Deferred Interest on Mortgage Loans will (i) reduce the Interest Distribution Amount payable to the Holders of (and will be added to the Certificate Principal Balance of) the Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order and then to the Class A-1 and Class A-2 Certificates, pro rata, in proportion to the respective amounts of interest accrued thereon, and (ii) will be added to the Certificate Principal Balances of the Class G, Class F, Class E, Class D, Class C, Class B, Class A-1 and Class A-2 Certificates, to the extent of the reduction in the Interest Distribution Amount payable to the holders of such Classes.


                                   ARTICLE V

                                   ADVANCES

          SECTION 5.01.  MONTHLY ADVANCES.
                         ----------------

          Subject to the conditions of this Article V, the Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans), the Trustee, as successor to the Master Servicer or Special Servicer, or the Fiscal Agent as required shall make a Monthly Advance with respect to the Master Servicer, to the Distribution Account, and with respect to the Special Servicer, to the Collection Account in the amount, if any, of the aggregate Monthly Payments (other than the principal portion of any Balloon Payment, but including Assumed Scheduled Payments), after adjusting the interest portion of each such Monthly Payment to the Net Mortgage Interest Rate, that were due on the Mortgage Loans or Specially Serviced Mortgage Loans, as the case may be, on the Due Date but that were not received and remitted to the Collection Account or the REO Account by the close of business on the Determination Date preceding the Servicer Remittance Date; provided, however, that the amount of any Monthly
                          --------  -------
Advance required to be made by the Master Servicer, the Special Servicer, the Trustee, as successor to the Master Servicer or the Special Servicer, or the

Fiscal Agent, with respect to a Mortgage Loan as to which there has been an Appraisal Reduction will be an amount equal to the product of (i) the amount required to be advanced by the Master Servicer, or the Special Servicer, the Trustee, as successor to the Master Servicer or the Special Servicer, or the Fiscal Agent, without giving effect to this proviso and (ii) a fraction, the numerator of which is the outstanding Principal Balance of such Mortgage Loan as of the immediately preceding Determination Date less any Appraisal Reduction and the denominator of which is the outstanding Principal Balance of the Mortgage Loan as of such Determination Date. Subject to the conditions of this Article V, the Special Servicer shall make a Monthly Advance relating to Specially Serviced Mortgage Loans no later than the Special Servicer Remittance Date to the Collection Account maintained by the Master Servicer. The Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans), the Trustee or the Fiscal Agent, as applicable, shall be obligated to make any such Monthly Advance only to the extent that such Advance will not be a Nonrecoverable Advance. The Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans), the Trustee or the Fiscal Agent, as applicable, shall not make any Monthly Advance if such Person in its sole discretion, and pursuant to Section 5.04, determines that such Monthly Advance would be a Nonrecoverable Advance and such determination shall be conclusive and binding on the Trustee and the Certificateholders. Notwithstanding anything to the contrary contained in this Agreement, (a) the Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans), the Trustee or the Fiscal Agent, as applicable, shall have no obligation to advance any Principal Prepayment or the final payment of principal due on a Balloon Loan (whether upon maturity, acceleration or otherwise) required to be made in connection with any Mortgage Loan, provided that the Master Servicer (and the Special Servicer with respect to Specially Serviced Mortgage Loans) will make Monthly Advances after the Maturity Date in accordance with the interest rate provisions and the amortization schedule in effect prior to the applicable maturity date if it does not deem such Monthly Advances to be a Nonrecoverable Advance, and (b) the obligation of the Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans), the Trustee or the Fiscal Agent, as applicable, to make Monthly Advances with respect to any Mortgage Loan shall cease on the date upon which the Mortgage Loan becomes a Liquidated Loan.

          On the Determination Date immediately preceding the related Distribution Date, the Master Servicer, the Trustee or the Fiscal Agent, as applicable, shall determine whether and to what extent any Mortgagor has failed to make any payment of principal or interest in respect of scheduled installments of principal and interest that were due on the Due Date and determine the Monthly Advances required for the related Distribution Date. The Master Servicer shall notify the Special Servicer on the Report Date of such required Monthly Advance advances on Specially Serviced Mortgage Loans. The Master Servicer or Special Servicer (in case of Specially Serviced Mortgage Loans) shall determine whether such Monthly Advances, if made by such Person would be recoverable from Insurance Proceeds or Net Liquidation Proceeds or from any other source of recovery on the related Mortgage Loan. If the Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans), the Trustee or the Fiscal Agent, as applicable, shall have determined that it is not obligated to make the entire Monthly Advance because all or a lesser portion of such Monthly Advance would be a Nonrecoverable Advance, the Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans), the Trustee or the Fiscal Agent, as applicable, shall deliver to the Trustee, not less than two Business Days prior to the related Distribution Date, the Officer's Certificate described in Section 5.04.

          In lieu of making all or a portion of any Monthly Advance, the Master Servicer, the Trustee or the Fiscal Agent, as applicable may cause to be made an appropriate entry in its records relating to the Collection Account that funds in such account in excess of the Available Distribution Amount (less the amount of such Monthly Advance) for the related Distribution Date have been used by the Master Servicer, the Trustee or the Fiscal Agent, as applicable in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the appropriate party by deposit, in the manner set forth above, in the Collection Account no later than the Servicer Remittance Date with respect to the next succeeding Distribution Date to the extent that funds in the Collection Account on such date are less than the amounts required to be distributed to the Certificateholders on the related Distribution Date. The Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable shall be entitled to be reimbursed from the Collection Account for all Monthly Advances (including interest accrued thereon at the Advance Rate) of its own funds made pursuant to this Section as provided in Section 3.12.

          SECTION 5.02.  OTHER ADVANCING OBLIGATIONS.
                         ---------------------------

          (a) Subject to the conditions of this Article V, the Master Servicer or the Special Servicer with respect to Specially Serviced Mortgage Loans, as applicable shall, after reasonable inquiry, make Property Protection Advances from time to time, unless the Master Servicer or the Special Servicer, as applicable, has made a good faith determination that such Advances (including interest accrued thereon at the Advance Rate) would constitute Nonrecoverable Advances. The Master Servicer or the Special Servicer, as applicable, shall not make any Property Protection Advance if it determines, in its sole discretion, that such a Property Protection Advance would be a Nonrecoverable Advance and such determination shall be conclusive and binding on the Trustee and the Certificateholders. All Property Protection Advances on Specially Serviced Mortgage Loans made or to be made by the Master Servicer in connection with the performance of its obligations under this Agreement shall, if paid by the Master Servicer, be reimbursed by the Special Servicer on a monthly basis to the Master Servicer, which payments and reimbursements shall be Property Protection Advances of the Special Servicer. On each Report Date, the Master Servicer shall give the Special Servicer notice of the amount of such Advance. If the Master Servicer or the Special Servicer, as applicable shall make a good faith determination that such advances would be a Nonrecoverable Advance, such Person shall promptly deliver to the Trustee the Officer's Certificate described in
Section 5.04. The Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable shall be entitled to reimbursement for any such Nonrecoverable Advance as provided in Section 3.12 hereof.

          (b) The Special Servicer, as applicable shall make Property Protection Advances with respect to any related Specially Serviced Mortgage Loans, but only to the extent such Person determines that such Property Protection Advance would not be a Nonrecoverable Advance; provided, however,
                                                          --------  -------
that the Master Servicer may continue to make Property Protection Advances with respect to taxes and insurance on Specially Serviced Mortgage Loans to the extent such Loans are not REO Account Mortgage Loans but only to the extent that it determines such Property Protection Advance would not be a Nonrecoverable Advance. Such Advances are subject to monthly reimbursement by the Special Servicer pursuant to the above paragraph. The Special Servicer shall promptly notify the Master Servicer if it determines that any Advance would be Nonrecoverable Advance.

          SECTION 5.03.  PRIORITY FOR REIMBURSEMENT.
                         --------------------------

          The Master Servicer's and the Special Servicer's rights of reimbursement (and the Trustee's or the Fiscal Agent's right of reimbursement to the extent that the Trustee or the Fiscal Agent becomes subrogated to the rights of the Master Servicer or the Special Servicer in the event that it makes a Monthly Advance or Property Protection Advance or takes some other necessary action because the Master Servicer or the Special Servicer, as applicable fails to do so, with the rights of the Trustee and the Fiscal Agent to reimbursement being senior to any right of the Master Servicer or the Special Servicer, as applicable to reimbursement under this Agreement) for Advances and for other amounts described in this Agreement shall be prior to the rights of the Certificateholders to receive any amounts recovered with respect to such Mortgage Loans.

          SECTION 5.04.  NONRECOVERABLE ADVANCES.
                         -----------------------

          The determination by the Master Servicer (or any other Person making an Advance) that any proposed Monthly Advance or Property Protection Advance, is, or if made, would be, a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Master Servicer, Trustee, the Fiscal Agent and Special Servicer setting forth the reasons for such determination, along with, to the extent such information, report or document is in such Person's possession or known to be reasonably available at such time, including any related income and expense statements, rent rolls, occupancy statements, property improvement reports and copies of appraisals (prepared by an independent MAI-certified appraiser in accordance with MAI standards within the last 12 months on the Mortgaged Property), and, if such reports are used by such Person to determine that any Monthly Advance or Property Protection Advance, as applicable, would be a Nonrecoverable Advance, any engineers' reports, environmental surveys or other information relevant thereto which support such determination. The determination by any such Person that any Advance would be a Nonrecoverable Advance shall be conclusive and binding on the Trustee and the Certificateholders. Any independent determination by the Master Servicer, Special Servicer, Trustee or the Fiscal Agent that any proposed Monthly Advance or Property Protection Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced by an Officers' Certificate as described in this
Section 5.04.

          SECTION 5.05.  MONTHLY ADVANCE PROCEDURES.
                         --------------------------

          (a) If, as of any Determination Date, the Master Servicer or Special Servicer determines that a Monthly Advance is required in accordance with
Section 5.01, it shall so notify the Trustee, the Special Servicer and the Fiscal Agent on the Report Date. The Master Servicer shall make its Monthly Advance on or before 1:00 p.m., New York time, on the Servicer Remittance Date and the Special Servicer shall make its Monthly Advance on or before the Special Servicer Remittance Date. Any such Monthly Advances shall be included with the distribution to the Certificateholders on the related Distribution Date.

          (b) If the Master Servicer or the Special Servicer, as the case may be, fails to make a Monthly Advance required to be made pursuant to Section 5.01 on or before 5:00 p.m., New York time, on the Servicer Remittance Date, the Trustee shall at or before 10:00 A.M., New York time on the related Distribution Date, provide to the Master Servicer or the Special Servicer, as the case may be, with a copy to the Fiscal Agent by telecopy, written notice of such failure and the amount of such failure and that failure to remit the amount required immediately will be an Event of Default.

          (c) In the event that the Master Servicer or the Special Servicer, as the case may be, as of noon New York time on the Servicer Remittance Date has failed to fulfill its obligations hereunder to make any Monthly Advances (or to make all or a portion of the remittance to the Trustee required pursuant to
Section 3.12(g)), the Trustee shall immediately notify the Master Servicer or the Special Servicer, as the case may be, of its termination pursuant to Section
8.01 hereof and shall advance the amount necessary due to such failure by the Master Servicer or the Special Servicer, as the case may be, such advance to be considered a Monthly Advance for purposes hereof; and, with respect to any Monthly Advance made by the Trustee, the Trustee shall have all of the rights with respect to such Monthly Advances as the Master Servicer or the Special Servicer, as the case may be, would have had if it had made the Monthly Advances hereunder, including rights of reimbursement with interest at the Advance Rate and rights to make the determination that a Monthly Advance is a Nonrecoverable Advance in accordance with the provisions of Section 5.04 hereof (without regard to any impairment of any such rights of reimbursement caused by such Master Servicer's or Special Servicer's default in its obligations hereunder); provided, however, that if Monthly Advances made by the Trustee, the Master
--------  -------
Servicer and the Special Servicer shall at any time be outstanding, or any amounts of interest thereon shall be accrued and unpaid, all amounts available to repay such Monthly Advances and interest hereunder shall be applied entirely to the amounts owing in respect of such Monthly Advances to the Trustee, until such amounts shall have been repaid in full, before any repayment to the Master Servicer and the Special Servicer. The Fiscal Agent will make the Advance prior to 1:00 p.m., New York time on the related Distribution Date only if the Trustee fails to do so and, in such event, will be entitled to the same reimbursement as the Trustee, the Special Servicer or Master Servicer, provided that the Fiscal Agent's right to reimbursement shall be senior to that of the Trustee, the Special Servicer and the Master Servicer. Notwithstanding the foregoing obligations of the Trustee and the Fiscal Agent to make any Monthly Advance required to have been made by the Master Servicer or the Special Servicer but not so made, the Trustee and the Fiscal Agent shall, each in addition to its other rights hereunder, have the same right as the Master Servicer or the Special Servicer under Sections 5.01 and 5.04 (subject to the requirements of Section 5.04) to determine that such Monthly Advance, if made, would constitute, or any Monthly Advance theretofore made constitutes, a Nonrecoverable Advance, and the right to refuse to make such a Nonrecoverable Advance and to reimbursement of any such Nonrecoverable Advance (to the extent made) with interest thereon at the Advance Rate.

          Each of the Trustee and the Fiscal Agent shall be entitled to conclusively rely on any Officer's Certificate regarding a Nonrecoverable Advance in connection with making any Advances hereunder.


                                  ARTICLE VI

                               THE CERTIFICATES

          SECTION 6.01.  THE CERTIFICATES.
                         ----------------

          The Certificates shall be in substantially the forms set forth in

Exhibits A-1, A-2, A-X, B, C, D, E, F, G, R-I, and R-II hereto, with such
------------  ---  ---  -  -  -  -  -  -  ---      ----
appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The Definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The Class A-1, Class A-2, Class B, Class C and Class D Certificates will be issued in fully registered form only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Class E, Class F and Class G Certificates will be issued in fully registered form as Definitive Certificates in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided, that one certificate of each Class, if
                          --------
necessary, may be issued in a smaller amount so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. The Class A-X Certificates will be issued in fully registered form as Definitive Certificates in minimum percentage interests of 10% and integral multiples of 10% in excess thereof. The Class R-I and Class R-II will be issued in fully registered form in Definitive Certificates in each case in percentage interest of 100%.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 6.02.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.
                         -----------------------------------------------------

          (a) The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

          (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee set forth in Section 9.11. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and in compliance with the requirements of this Section 6.02 duly executed by the Holder thereof or its attorney duly authorized in writing.

          (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (e) No transfer of any Class E, Class F, Class G, Class A-X or Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, either (i) the Trustee shall require that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee certify to the Trustee in writing in the forms set forth in Exhibit L and Exhibit M,
                                                    ---------     ---------
respectively, or such other form acceptable to the Trustee, as to the facts surrounding the transfer or, (ii) if such certificates are not delivered the Depositor or the Trustee shall require an Opinion of Counsel reasonably satisfactory to the requesting party that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor or the Trustee. Neither the Depositor nor the Trustee is obligated to register or qualify any Class E, Class F, Class G, Class A-X or Class R Certificate under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificate or interest without registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt, or is not made in accordance with federal and state laws.

          (f) No transfer of a Class A-X, Class B, Class C, Class D, Class E, Class F or Class G Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan"), or to any trustee or any other person investing "plan assets" of any Plan, unless the prospective transferee of a Certificateholder desiring to transfer its Certificate provides the Trustee with a certification as set forth in paragraph 6 of Exhibit M or Opinion of Counsel, or both at the request of the Trustee,
     ---------
which establishes to the reasonable satisfaction of the Depositor and the Trustee that either (i) such prospective transferee is not a Plan and is not using "plan assets" of any Plan to purchase the Certificate or (ii) the purchase and holding of a Certificate by, on behalf of or with "plan assets" of any Plan will not constitute or result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code. The Class R Certificates may not be transferred to a Plan or to any trustee or other person investing "plan assets" of any Plan.

          (g) (i) No Class R Certificate may be held or beneficially owned by a Disqualified Organization. The Class R Certificates shall not be held or beneficially owned by a non-U.S. Person. Prior to the registration of any transfer, sale, pledge or other disposition of a Class R Certificate, the proposed transferee shall provide to the Trustee a "transfer affidavit" in substantially the form set forth in Exhibit N, to the effect that such
                                         ---------
     transferee (1) agrees to be bound by the terms of this Agreement and any restrictions set forth on the face of such Class R Certificate, as the case may be and (2) is not a Disqualified Organization or a non-U.S. Person and will not hold such Class R Certificate on behalf of a Disqualified Organization or non-U.S. Person. The transferor of the Class R Certificate shall also provide the Trustee with a Transferor Certificate substantially in the form of Exhibit O.
                    ---------

               (ii) In addition, any transfer, sale, pledge or other disposition of any such Certificate to a Pass-Through Entity shall not be registered unless the proposed transferee shall have agreed in writing, in such form as the Trustee may require, to provide to the Trustee such information as the Trustee may reasonably require concerning any record interest holder or principal of such Pass-Through Entity who is or was a Disqualified Organization. Any Holder of a Class R Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 6.02(g).

               (iii) The restrictions described in this Section 6.02(g) shall not apply to a transfer of any such Certificate if the Trustee has received an Opinion of Counsel to the effect that the restrictions described in this
     Section 6.02(g) are not necessary to avoid the imposition of tax on a REMIC or the disqualification of either REMIC as a REMIC under the Code.

          (h) The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that
                                                      --------  -------
the Trustee shall not register the transfer of a Class R Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class R Certificate as set forth in this Section 6.02.

          SECTION 6.03.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.
                         -------------------------------------------------

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) except in the case of a mutilated Certificate so surrendered, there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.04.  PERSONS DEEMED OWNERS.
                         ---------------------

          Prior to presentation of a Certificate for registration of transfer, the Master Servicer, the Special Servicer, the Fiscal Agent, the Trustee, and any agent of the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, nor any agent of the Master Servicer, the Special Servicer the Fiscal Agent, or the Trustee shall be affected by any notice to the contrary.

          SECTION 6.05.  ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND
                         -----------------------------------------------
                         ADDRESSES.
                         ---------

          If three or more Certificateholders (a) request in writing from the Trustee a list of the names and addresses of Certificateholders and (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 6.06.  MAINTENANCE OF OFFICE OR AGENCY.
                         -------------------------------

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York, New York where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates IBJ Schroder Trust Bank, Stock Transfer Department, One State Street Plaza, New York, New York 10015 for such purpose. The Trustee will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

          SECTION 6.07.  BOOK-ENTRY CERTIFICATES.
                         -----------------------

     Notwithstanding the foregoing, the Publicly Offered Certificates, upon original issuance, shall be issued in the form of one or more Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Publicly Offered Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder's interest in the Certificates, except as provided in Section
6.09. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

          (a) the provisions of this Section 6.07 shall be in full force and effect with respect to the Offered Certificates;

          (b) the Depositor and the Trustee may deal with the Clearing Agency for all purposes with respect to the Certificates (including the making of distributions on the Certificates) as the sole Offered Certificateholder;

          (c) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section
     6.07 shall control; and

          (d) the rights of the Beneficial Holders of the Publicly Offered Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Publicly Offered Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Publicly Offered Certificates to such Participants.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Publicly Offered Certificates evidencing a specified percentage of the aggregate unpaid principal amount of Publicly Offered Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Publicly Offered Certificates evidencing the requisite percentage of principal amount of Publicly Offered Certificates. The Clearing Agency may take conflicting actions with respect to the Offered Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

          SECTION 6.08.  NOTICES TO CLEARING AGENCY.
                         --------------------------

          Whenever notice or other communication to the Publicly Offered Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Publicly Offered Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

          SECTION 6.09.  DEFINITIVE CERTIFICATES.
                         -----------------------

          If (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Publicly Offered Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of Publicly Offered Certificates evidencing not less than 66% of the aggregate Certificate Principal Balance of the Publicly Offered Certificates advise the Trustee in writing that the continuation of a book-entry system with respect to the Publicly Offered Certificates through the Clearing Agency is no longer in the best interests of the Publicly Offered Certificateholders with respect to the Publicly Offered Certificates, the Trustee shall notify all Publicly Offered Certificateholders of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trustee of the Publicly Offered Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Depositor, the Fiscal Agent nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

                                  ARTICLE VII

          THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER

          SECTION 7.01.  LIABILITIES OF THE DEPOSITOR, THE MASTER SERVICER AND
                         -----------------------------------------------------
                         THE SPECIAL SERVICER.
                         --------------------

          The Depositor, the Master Servicer and the Special Servicer shall each be liable, individually and not jointly, in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein and shall not be liable to any Class or Classes of Certificates for actions taken which may adversely affect the interests of such Class or Classes of Certificates as compared to another Class or Classes of Certificates, including in the circumstance in which the Master Servicer or the Special Servicer owns an interest in the Certificates as described in Section 7.06.

          SECTION 7.02.  MERGER OR CONSOLIDATION OF THE DEPOSITOR, THE MASTER
                         ----------------------------------------------------
                         SERVICER OR THE SPECIAL SERVICER.
                         --------------------------------

          Each of the Depositor, the Master Servicer and the Special Servicer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights, good standing and will each obtain and preserve its qualification to do business as a foreign corporation or limited partnership, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor, the Special Servicer or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Special Servicer or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Special Servicer or the Master Servicer, shall be the successor of the Depositor, the Special Servicer or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that each of the Rating Agencies
                          --------  -------
provides written acknowledgment that its rating of the Certificates in effect immediately prior to such merger, consolidation, or succession will not be qualified or reduced as a result of such merger, consolidation or succession.

          Notwithstanding anything else in this Section 7.02 or in Section 7.04 hereof to the contrary, in addition to the delegation of subservicing as provided in Section 3.02, the Master Servicer and the Special Servicer may assign their respective rights and delegate their respective duties and obligations under this Agreement; provided, however, that the Master Servicer or
                                  --------  -------
the Special Servicer, as the case may be, gives the Depositor and the Trustee notice of such assignment; and provided further, that such purchaser or
                               ----------------
transferee accepting such assignment and delegation shall be an institution which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer or the Special Servicer, as the case may be, with like effect as if originally named as a party to this Agreement; and provided further, that
                                                      ----------------
each of the Rating Agencies provides written acknowledgement that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. In the case of any such assignment and delegation in accordance with the requirements of this Section 7.02, the Master Servicer or the Special Servicer, as the case may be, shall be released from their respective obligations under this Agreement, except that the Master Servicer or the Special Servicer, as the case may be, shall remain liable for all liabilities and obligations incurred by it as Master Servicer or the Special Servicer, as the case may be, hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

          SECTION 7.03.  LIMITATION ON LIABILITY OF THE DEPOSITOR, THE SPECIAL
                         -----------------------------------------------------
                         SERVICER, THE MASTER SERVICER, FISCAL AGENT AND OTHERS.
                         ------------------------------------------------------

          Neither the Depositor, the Special Servicer, the Master Servicer, the Fiscal Agent nor any of the directors, officers, employees, shareholders, attorneys, or agents of the Depositor, the Special Servicer, the Fiscal Agent or the Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that
                                                       --------  -------
this provision shall not protect the Depositor, the Special Servicer, the Fiscal Agent or the Master Servicer against any breach of representations or warranties made by it herein or protect the Depositor, the Special Servicer, the Fiscal Agent or the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Special Servicer, the Fiscal Agent or the Master Servicer and any director, officer, employee, shareholders, attorneys, or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Special Servicer, the Fiscal Agent or the Master Servicer (and its general partner) and any director, officer, employee or agent thereof shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense, including fees and disbursements of attorneys, incurred in connection with any legal action or dispute relating to this Agreement, any Mortgage Loans or any REO Property or the Certificates (including any claims of violations of securities laws) or any exercise of any right under this Agreement reasonably requiring the use of counsel or the incurring of expenses, other than with respect to each such Person any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. Neither the Depositor, the Special Servicer, the Fiscal Agent nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Depositor, the Special
                      --------  -------
Servicer, the Fiscal Agent or the Master Servicer may in its discretion undertake any such action related to its obligations hereunder that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Special Servicer, the Fiscal Agent and the Master Servicer shall be entitled to be reimbursed therefor by the Trust Fund from amounts in the Collection Account as provided by Section 3.12(f) hereof or otherwise. This indemnity shall survive the termination of this Agreement.

          In addition, the Master Servicer and the Special Servicer shall have no liability with respect to, and shall be entitled to conclusively rely on as to the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Master Servicer or the Special Servicer and conforming to the requirements of this Agreement. Neither the Master Servicer and/or the Special Servicer, nor any director, officer, employee, agent or Affiliate, shall be personally liable for any error of judgement made in good faith by any officer, unless it shall be proved that the Master Servicer or the Special Servicer, as the case may be, or such officer was negligent in ascertaining the pertinent facts. Neither the Master Servicer or the Special Servicer, nor any director, officer, employee, agent or affiliate, shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement.

          Neither the Master Servicer nor the Special Servicer shall be obligated to incur any liabilities, costs, charges, fees or other expenses which relate to or arise from any breach of any representation, warranty or covenant made by the Depositor, the Fiscal Agent or Trustee in this Agreement. The Trust Fund shall indemnify and hold harmless the Master Servicer and the Special Servicer from any and all claims, liabilities, costs, charges, fees or other expenses which relate to or arise from any such breach of representation, warranty or covenant.

          Except as otherwise specifically provided herein:

               (i) the Master Servicer and the Special Servicer may rely, and shall be protected in acting or refraining from acting upon, any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Master Servicer and the Special Servicer may consult with counsel, and any written advice or Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) the Master Servicer and the Special Servicer shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement; and

               (iv) the Master Servicer and the Special Servicer, in preparing any reports hereunder, may rely, and shall be protected in acting or refraining from acting upon any information (financial or other), statement, certificate, document, agreement, covenant, notice, request or other paper reasonably believed by it to be genuine and provided by any Mortgagor or manager of a Mortgaged Property.

          The Master Servicer and the Special Servicer and any director, officer, employee or agent of the Master Servicer and the Special Servicer shall be indemnified by the Trustee and the Fiscal Agent, as the case may be, and held harmless against any loss, liability or expense including reasonable attorneys' fees incurred in connection with any legal action relating to the Trustee's or the Fiscal Agent's, as the case may be, respective willful misfeasance, bad faith or negligence in the performance of its respective duties hereunder or by reason of reckless disregard of its respective duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Master Servicer's and the Special Servicer's duties hereunder or by reason of reckless disregard of the Master Servicer's or Special Servicer's obligations and duties hereunder. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Master Servicer or the Special Servicer hereunder. Any payment hereunder made by the Trustee or the Fiscal Agent pursuant to this paragraph to the Master Servicer and the Special Servicer shall be paid from the Trustee's or Fiscal Agent's own funds, without reimbursement from the Trust Fund therefor except achieved through subrogation as provided in this Agreement.

          SECTION 7.04.  MASTER SERVICER NOT TO RESIGN.
                         -----------------------------

          The Master Servicer shall not resign from the obligations and duties imposed upon it hereunder except upon determination that such obligations and duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer under this
Section 7.04 shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, which shall not be an expense of the Trust Fund. The Master Servicer shall give notice of any proposed resignation to the Trustee, the Special Servicer, the Certificateholders and the Rating Agencies. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 8.02 hereof.

          SECTION 7.05.  ERRORS AND OMISSIONS INSURANCE; FIDELITY BONDS.
                         ----------------------------------------------

          The Master Servicer and the Special Servicer shall, for so long as each acts as a servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as a servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents (to the extent such agents are under the supervision, direction and control of the Master Servicer or the Special Servicer, as applicable). Each such policy or policies and bond shall be issued by a Qualified Insurer and be in form and amount consistent with the Servicing Standard. In the event that any such policy or bond ceases to be in effect, the Master Servicer or the Special Servicer, as the case may be, shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement. So long as the long-term rating of the Master Servicer or Special Servicer, as the case may be, is not less than two rating categories (ignoring pluses or minuses) lower than the highest rating of any Class of Certificates as rated by S&P and D&P (if rated by D&P), but in any event not less than "BBB" or "BBBq" (or its equivalent rating) by D&P (if rated by D&P) or S&P, respectively, the Master Servicer or the Special Servicer, as the case may be, may self-insure for the coverage required in (a) and (b) above.

          SECTION 7.06.  MASTER SERVICER AND SPECIAL SERVICER MAY OWN
                         --------------------------------------------
                         CERTIFICATES.
                         ------------

          The Master Servicer (if it is not Wells Fargo Bank, National Association unless it acquires the Certificates at the then fair market value of such Certificates) and the Special Servicer may become the owner or pledgee of Certificates with the same rights as they would have if they were not the Master Servicer or the Special Servicer, as the case may be. Any such interest of the Master Servicer or the Special Servicer in the Certificates shall not be taken into account when evaluating whether actions of the Master Servicer or the Special Servicer are consistent with their respective obligations in accordance with the loan Servicing Standard and procedures set forth in Section 3.01 hereto, regardless of whether such actions may have the effect of benefitting the Class or Classes of Certificates owned by the Master Servicer or Special Servicer.


                                  ARTICLE VIII

                                    DEFAULT

          SECTION 8.01.  EVENTS OF DEFAULT.
                         -----------------

          "Event of Default", wherever used herein, means any one of the following events:

               (a) any failure (i) by the Master Servicer to remit to the Trustee any payment required to be remitted by the Master Servicer under the terms of this Agreement (provided that it shall not be an event of default if the Master Servicer fails to remit an amount to the Trustee due solely to the failure of the Special Servicer to remit to the Master Servicer any amount required to be remitted to it pursuant to this Agreement) or (ii) by the Special Servicer to remit to the Master Servicer or the Trustee any payment required to be remitted by the Special Servicer under the terms of this Agreement; or

               (b) any failure by the Master Servicer or the Special Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Special Servicer, as the case may be, contained in this Agreement (except as set forth in (c) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 90 days (except that such number of days shall be 20 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure shall have been given to the Master Servicer or the Special Servicer, as the case may be, by the Trustee or the Depositor, or to the Master Servicer or the Special Servicer, as the case may be, and the Trustee by the Holders of Certificates evidencing not less than 25% of the aggregate then outstanding Voting Rights of the Certificates; or

               (c) if a representation or warranty set forth in Section 2.04 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 120 days of the discovery or receipt of notice thereof; or

               (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (e) the Master Servicer or the Special Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or the Special Servicer, as the case may be, or all or substantially all of the property of the Master Servicer or the Special Servicer, as the case may be; or

               (f) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (g) either Rating Agency shall lower or withdraw the outstanding rating of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of the Master Servicer or the Special Servicer is insufficient to maintain such outstanding rating.

          If an Event of Default due to the actions or inaction of the Master Servicer or the Special Servicer, as the case may be, shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and if so directed by the Holders of Certificates evidencing not less than 25% of all the Voting Rights evidenced by all outstanding Certificates, shall, by notice in writing to the Master Servicer or the Special Servicer, as the case may be, (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Master Servicer or the Special Servicer, as the case may be, under this Agreement (other than rights to reimbursement for Advances previously made, with interest thereon at the Advance Rate, as provided in
Section 3.12 and accrued indemnities, fees and reimbursement rights).

          In addition to the right of the Trustee to terminate the rights and obligations of the Master Servicer or the Special Servicer hereunder as a result of an Event of Default, the Trustee shall have all other rights and remedies available at law or in equity against the Master Servicer or the Special Servicer as a result of such Event of Default.

          SECTION 8.02.  TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.
                         ----------------------------------------

          On and after the time the Master Servicer or the Special Servicer, as the case may be, receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of
Section 3.07 hereof, the Trustee shall be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer or the Special Servicer, as the case may be, by the terms and provisions hereof, subject to
Section 3.07, provided that the Trustee shall not (i) be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or the Special Servicer, (ii) be responsible for any liabilities incurred by the Master Servicer or the Special Servicer prior to an Event of Default, and (iii) shall not be liable to effect any repurchases or substitutions of any Mortgage Loan. As compensation therefor, the Trustee shall be entitled to all fees relating to the Mortgage Loans that the Master Servicer or the Special Servicer, as the case may be, would have been entitled to charge to the related Collection Account if the Master Servicer or the Special Servicer, as the case may be, had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer or the Special Servicer in accordance with this Section 8.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to Monthly Advances), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates (as evidenced in writing by the applicable Rating Agencies), as the successor to the Master Servicer or the Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Special Servicer, as the case may be. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee, unless prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in
                       --------  -------
excess of that permitted the Master Servicer or the Special Servicer, as the case may be, hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Master Servicer or the Special Servicer, as the case may be, to deliver, or any delay in delivering, cash, documents or records to it.

          Any successor to the Master Servicer or the Special Servicer shall, during the term of its service as servicer, maintain in force the policy or policies that the Master Servicer or the Special Servicer, as the case may be, is required to maintain pursuant to Section 7.05 hereof.

          SECTION 8.03.  NOTIFICATION TO CERTIFICATEHOLDERS.
                         ----------------------------------

          (a) Upon any termination or appointment of a successor to the Master Servicer or the Special Servicer, as the case may be, the Trustee shall give prompt written notice thereof to Certificateholders and to the Rating Agencies.

          (b) Within 10 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.


                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

          SECTION 9.01.  DUTIES OF TRUSTEE.
                         -----------------

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:
                                                --------  -------

               (a) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

               (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance;

               (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the aggregate Certificate Principal Balance of each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (d) no provision of this Agreement shall require the Trustee or the Fiscal Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Except with respect to an Event of Default described in clause (a) or
(h) of Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from the Master Servicer, the Special Servicer, the Depositor or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, provided that the Trustee shall nonetheless be deemed to have knowledge of a default resulting from the failure to provide scheduled reports, certificates and statements called for in this Agreement, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

          SECTION 9.02.  CERTAIN MATTERS AFFECTING THE TRUSTEE.
                         -------------------------------------

          (a)  Except as otherwise provided in Section 9.01:

               (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided,
                                                                --------
          however, that nothing contained herein shall relieve the Trustee of
          -------
          the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

               (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of each Class of Certificates; provided,
                                                                     --------
          however, that if the payment within a reasonable time to the Trustee
          -------
          of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Master Servicer in the event that such investigation relates to an Event of Default by the Master Servicer, if an Event of Default by the Master Servicer shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation; the reasonable expense of every such investigation shall be paid by the Special Servicer in the event that such investigation relates to an Event of Default by the Special Servicer, if an Event of Default by the Special Servicer shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

               (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

               (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

               (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 9.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.
                         -----------------------------------------------------

          The recitals contained herein shall be taken as the statements of the Depositor, and the Trustee and the Fiscal Agent assume no responsibility for their correctness. The Trustee and the Fiscal Agent make no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee and the Fiscal Agent shall not be accountable for the use or application by the Depositor, the Special Servicer or the Master Servicer of any funds paid to the Depositor, the Special Servicer or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer, the Depositor or the Special Servicer.

          SECTION 9.04.  TRUSTEE MAY OWN CERTIFICATES.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 9.05.  MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES.
                         --------------------------------------------------

          The Master Servicer shall pay from its own funds on each Distribution Date the Trustee Fee to the Trustee. In addition, to the extent not recoverable from other sources or credits available to the Trustee, the Master Servicer will pay or reimburse the Trustee upon its request from amounts on deposit in the Collection Account for all expenses and disbursements incurred or made by the Trustee and the Fiscal Agent beyond usual and customary expenses to the extent necessary for the performance of the Trustee and the Fiscal Agent in accordance with any of the provisions of this Agreement (including indemnification for any loss or liability incurred by it in any legal proceeding brought against it and including the reasonable compensation, expenses and disbursements of its counsel and of all other persons not regularly in its employ, whether or not such expenses are incurred in connection with any Opinion of Counsel required or permitted to be obtained by the Trustee and the Fiscal Agent), except any such loss, liability, expense or disbursement as may arise from the Trustee's or the Fiscal Agent's negligence, bad faith or willful misconduct. The amounts so payable or reimbursable to the Trustee shall be Additional Trust Fund Expenses. In the event that the Master Servicer fails to pay or reimburse the Trustee or the Fiscal Agent to the extent required by the preceding sentence, the Trustee shall be reimbursed from the Trust Fund therefor pursuant to Section 3.12 hereof. As used herein "beyond usual and customary expenses" of the Trustee or the Fiscal Agent are those which, necessary under this Agreement, are not of a type or character for which trustees in comparable situations could generally expect reimbursement from the assets in the trust fund.

          The Trustee and the Fiscal Agent and any director, officer, employee or agent of the Trustee and the Fiscal Agent shall be indemnified by the Master Servicer and the Special Servicer, as the case may be, and held harmless against any loss, liability or expense including reasonable attorneys' fees incurred in connection with any legal action relating to the Master Servicer's or the Special Servicer's, as the case may be, respective willful misfeasance, bad faith or negligence in the performance of its respective duties hereunder or by reason of reckless disregard of its respective duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's and the Fiscal Agent's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Fiscal Agent hereunder. Any payment hereunder made by the Master Servicer or the Special Servicer pursuant to this paragraph to the Trustee and the Fiscal Agent shall be paid from the Master Servicer's or Special Servicer's own funds, without reimbursement from the Trust Fund therefor except achieved through subrogation as provided in this Agreement.

          SECTION 9.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE.
                         ------------------------------------

          The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a rating on its long-term debt obligations at the time of such appointment in the second highest rating category by the Rating Agencies or such lower rating as is acceptable to the Rating Agencies in writing as will not cause the

Rating Agencies to lower its then-current ratings of the Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof. Notwithstanding the above, any successor Trustee need not meet such rating requirements so long as there is a Fiscal Agent which satisfies such rating requirements.

          SECTION 9.07.  RESIGNATION AND REMOVAL OF TRUSTEE.
                         ----------------------------------

          The Trustee, and correspondingly the Fiscal Agent, may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee and if required a successor fiscal agent in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If (i) at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or (ii) at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii) at any time, the Trustee and the Fiscal Agent fail to make any remittance required hereunder to the Certificateholders or fail to make any Advance required hereunder then the Depositor may remove the Trustee and Fiscal Agent and appoint a successor trustee and successor fiscal agent, if required, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee and Fiscal Agent may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the aggregate Voting Rights of all outstanding Certificates. Notice of any removal of the Trustee or Fiscal Agent and acceptance of appointment by the successor trustee shall be given to the Rating Agencies.

          Any resignation or removal of the Trustee or Fiscal Agent and appointment of a successor trustee or successor fiscal agent, if required, pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee or successor fiscal agent, if required, as provided in Section 9.08 hereof. Upon such resignation or removal of the initial Trustee, the obligations of the Fiscal Agent shall be assumed by the successor trustee and the Fiscal Agent shall automatically be released from any obligation under this Agreement. A successor fiscal agent shall be required to be obtained only if the Trustee fails to satisfy the rating requirements of Section 9.06.

          SECTION 9.08.  SUCCESSOR TRUSTEE AND FISCAL AGENT.
                         ----------------------------------

          Any successor trustee and any successor fiscal agent appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and predecessor fiscal agent an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee and predecessor fiscal agent shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee and predecessor fiscal agent, upon payment to it of all amounts to which it is entitled hereunder, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee or successor fiscal agent shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor trustee and a successor fiscal agent shall be eligible under the provisions of Section 9.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates as confirmed in writing by the Rating Agencies.

          Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the successor trustee shall mail notice of the succession of such trustee and fiscal agent hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

          SECTION 9.09.  MERGER OR CONSOLIDATION OF TRUSTEE OR FISCAL AGENT.
                         --------------------------------------------------

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, if written confirmation shall have been received from each applicable Rating Agency that such merger or consolidation would not result in the withdrawal or downgrading of the then current ratings assigned to any Class of Certificates by each applicable Rating Agency.

          Any Person into which the Fiscal Agent may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any Person succeeding to the business of the Fiscal Agent, shall be the successor of the Fiscal Agent hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, provided that such Person shall be eligible under the provisions of Section 9.06 hereof, anything herein to the contrary notwithstanding, if written confirmation shall have been received from each applicable Rating Agency that such merger or consolidation would not result in the withdrawal or downgrading of the then current ratings assigned to any Class of Certificates by each applicable Rating Agency.

          SECTION 9.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.
                         ---------------------------------------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or Mortgaged Property securing any Mortgage Note may at the time be located, the Special Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Special Servicer and the Trustee may consider necessary or desirable. If the Special Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer or the Special Servicer, as the case may be), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (c) the Special Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer, the Special Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 9.11.  OFFICE OF THE TRUSTEE.
                         ---------------------

          The office of the Trustee for purposes of receipt of notices and demands is LaSalle National Bank, 135 LaSalle Street, Suite 200, Chicago, Illinois 60603; Attention: Asset-Backed Trust Services, CS First Boston, Commercial Mortgage Pass-Through Certificates, Series 1995-WF1.

          SECTION 9.12.  TAX RETURNS.
                         -----------

          The Master Servicer, upon request and with the cooperation of the Special Servicer, will furnish the Trustee with all such information in the possession of the Master Servicer as may be required in connection with the preparation by the Trustee in accordance with Section 2.06 of all income tax and information returns of the REMICs and the Trustee shall sign such returns. The Master Servicer shall prepare, sign and file all reports to the Mortgagors under the Mortgage Loans (including reports required by Section 6050H of the Code). The Special Servicer shall prepare, sign and file (with a copy to the Master Servicer and Trustee) any reports required by Sections 6050J and 6050P of the Code, including but not limited to any reports on Form 1099A and 1099G.

          SECTION 9.13.  FISCAL AGENT APPOINTED; CONCERNING THE FISCAL AGENT.
                         ---------------------------------------------------

          (a) The Trustee hereby appoints ABN AMRO Bank N.V. as the initial Fiscal Agent hereunder for the purposes of exercising and performing the obligations and duties imposed upon the Fiscal Agent by Sections 5.01 and 5.02.

          (b) The Fiscal Agent undertakes to perform such duties and only such duties as are specifically set forth in Sections 5.01 and 5.02.

          (c) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent failure to act or its own willful misfeasance; provided, however, that (i) the duties and obligations of
                     --------  -------
the Fiscal Agent shall be determined solely by the express provisions of Sections 5.01 and 5.02, the Fiscal Agent shall not be liable except for the performance of such duties and obligations, no implied covenants or obligations shall be read into this Agreement against the Fiscal Agent and, in the absence of bad faith on the part of the Fiscal Agent, the Fiscal Agent may conclusively rely, as to the truth and correctness of the statements or conclusions expressed therein, upon any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Fiscal Agent by the Depositor, the Servicer or the Trustee and which on their face do not contradict the requirements of this Agreement, and (ii) the provisions of clause (b) of
Section 9.01 shall apply to the Fiscal Agent.

          (d) Except as otherwise provided in this Section 9.13(c), the Fiscal Agent also shall have the benefit of provisions of clauses (i), (ii), (iii),
(iv), (v) (other than the proviso thereto), (vi), (vii) and (viii) of Section 9.02(a).


                                   ARTICLE X

                                  TERMINATION

          SECTION 10.01. TERMINATION UPON LIQUIDATION OR PURCHASE OF ALL
                         -----------------------------------------------
                         MORTGAGE LOANS.
                         --------------

          The obligations and responsibilities of the Depositor, the Trustee and the Fiscal Agent created hereby with respect to the Trust Fund and the obligations and responsibilities of the Master Servicer and Special Servicer with respect to the Mortgage Loans and this Agreement shall terminate upon the earlier of:

               (a) the purchase by the Master Servicer of all Mortgage Loans, or if all the Mortgage Loans are Specially Serviced Mortgaged Loans, the purchase of all the Specially Serviced Mortgage Loans by the Special Servicer and in each case, together with the purchase of all property acquired in respect of any Mortgage Loan remaining in the Trust Fund; which purchase rights the Master Servicer or the Special Servicer as the case may be, may exercise as of any Distribution Date (the Distribution Date upon which this Agreement is terminated as a result of the later of such purchases being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and

               (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to the Court of St. James, living on the date of execution of this Agreement.

          The Mortgage Loan Purchase Price for any Optional Purchase shall be equal to the greater of (A) the sum of (1) the aggregate outstanding principal balance of the Mortgage Loans (other than Liquidated Loans and Mortgage Loans as to which a Final Recovery Determination has been made) as of the date of purchase, together with accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Mortgage Interest Rate (or the Net Mortgage Interest Rate, in the case of a purchase by the Master Servicer) with respect to each such Mortgage Loan through the last day of the month of such purchase, plus (2) the appraised value of any property acquired in respect of the Mortgage Loans (as determined by an independent MAI certified appraiser retained by the Trustee at the expense of the Trust Fund within 3 months of such purchase) and (B) the fair price or market value of the Mortgage Loans and any remaining property in the Trust Fund related thereto (as determined by an independent MAI certified appraiser retained by the Trustee at the expense of the Trust Fund within 3 months of such purchase). The Master Servicer or the Special Servicer, as the case may be, shall give notice to the Rating Agencies of the Master Servicer's or the Special Servicer's election to purchase the Mortgage Loans pursuant to Section 10.01(a) and, where applicable, of the Optional Termination Date.

          SECTION 10.02. TERMINATION OF TIER 2 REMIC.
                         ---------------------------

          Tier 2 REMIC shall be terminated on the earlier of (a) the last Final Rated Distribution Date for the Regular Certificates and (b) the date on which the Tier 2 REMIC is deemed to receive the last deemed distributions on the Uncertificated Tier 1 REMIC Regular Interests and the last distribution on the Class R-II Certificate is made.

          SECTION 10.03. PROCEDURE UPON OPTIONAL PURCHASE.
                         --------------------------------

          (a) In case of any Optional Purchase pursuant to Section 10.01(a), the Person exercising such purchase option shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee and the other parties hereto of such Optional Purchase, the applicable Distribution Date on which the purchase will be made, whether such date will be the Optional Termination Date, and the applicable Mortgage Loan Purchase Price of the related Mortgage Loans to be purchased.

          (b) Any purchase of the Mortgage Loans shall be made by deposit of the applicable Mortgage Loan Purchase Price into the Distribution Account, as applicable, on or before the Distribution Date on which such purchase is effected. Upon receipt by the Trustee of an Officer's Certificate of the Master Servicer certifying as to the deposit of such Mortgage Loan Purchase Price into the Distribution Account, the Trustee shall, upon request and at the expense of the Master Servicer or the Special Servicer, as the case may be, execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Master Servicer or the Special Servicer as the case may be, to vest title in the Master Servicer or the Special Servicer, as the case may be, in the related Mortgage Loans so purchased and shall transfer or deliver to the Master Servicer or the Special Servicer, as the case may be, the purchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee subsequent to (or with respect to any period subsequent to) the date as of which the Mortgage Loans are so purchased shall be promptly remitted by it to the Master Servicer or the Special Servicer, as the case may be.

          (c) Notice of the Distribution Date on which the Master Servicer anticipates that the final distribution shall be made (whether upon Optional Purchase or otherwise), shall be given promptly by the Master Servicer to the Trustee and by the Trustee by first class mail to Holders of the affected Certificates and each Rating Agency. To the extent reasonably possible, such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made, (ii) the amount of such final distribution, (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and (iv) that such distribution will be made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice). No notice of an Optional Purchase need be given to Holders unless such Optional Purchase results in a termination of this Agreement.

          (d) Upon presentation and surrender of the applicable Certificates, the Trustee shall cause to be distributed to the Certificateholders on the final Distribution Date the final distributions with respect thereto. Upon any such termination, the Trustee shall terminate, or request the appropriate party to terminate, the Collection Account, the Distribution Account and any other account or fund maintained insofar as it related to the respective Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to the Certificateholders in trust without interest pending such payment.

          (e) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to any such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

          SECTION 10.04. ADDITIONAL TERMINATION REQUIREMENTS.
                         -----------------------------------

          (a) In the event the Master Servicer or the Special Servicer exercises its purchase option pursuant to Section 10.01(a), the Tier 1 REMIC or the Tier 2 REMIC, as applicable, shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel (which Opinion of Counsel shall be acquired by and at the expense of the party exercising the purchase option) to the effect that the failure of the Tier 1 REMIC or Tier 2 REMIC, as applicable, to comply with the requirements of this
Section 10.04 will not (i) result in the imposition of taxes on a "prohibited transaction" of the Tier 1 REMIC or Tier 2 REMIC, as applicable, as described in
Section 860F of the Code, or (ii) cause either of the REMICs to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (A) within 90 days prior to the Optional Termination Date or the final Distribution Date, as applicable, set forth in the notice given by the Master Servicer under Section 10.03, the Trustee shall adopt a plan of complete liquidation of the related Tier 1 REMIC and Tier 2 REMIC (meeting the requirements of a qualified liquidation under the REMIC Provisions) and the Trustee shall designate such dates as the date of adoption of a plan of complete liquidation in each REMIC's final federal income tax return; and

               (B) at or after the time of adoption of any such plan of complete liquidation for the applicable Tier 1 REMIC and Tier 2 REMIC, at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund for cash.

          (b) The Trustee, and by its acceptance of a Class R-II Certificate, the Holder thereof, shall be deemed to have agreed to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Trust Fund.


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

          SECTION 11.01. AMENDMENT.
                         ---------

          (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity,
(ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to maintain the rating or ratings assigned to the Certificates by a Rating Agency or (iv) to make any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of the Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder. The Trustee may request, at its option, to receive an Opinion of Counsel, at the expense of the party requesting the amendment, that any amendment pursuant to this Section 11.01(a) is permitted by this Agreement.

          (b) This Agreement may also be amended from time to time by the agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee (without the consent of the Certificateholders) and with the written confirmation of the Rating Agencies that such amendment would not cause the ratings on the Certificates to be qualified, withdrawn, reduced or downgraded; provided, however, that such amendment may not effect any of the items set forth
-----------------
in clauses (i) through (iv) of the proviso in paragraph (c) of this Section
11.01. The Trustee may request, at its option, to receive an Opinion of Counsel, at the expense of the party requesting the amendment, that any amendment pursuant to this Section 11.01(b) is permitted by this Agreement.

          (c) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 51% of the aggregate Voting Rights of each Class of Certificates affected by the proposed amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may without the consent of 100% of the
--------  -------
Holders of Certificates of each Class affected thereby (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of Certificates, the holders of which are required to consent to any such amendment, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) relating to optional termination of the Trust Fund or (iv) amend this Section 11.01 and provided
                                                                   --------
further, that no such amendment shall be made unless the Trustee receives an
-------
Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of either of the REMICs as a REMIC or cause any unindemnified tax to be imposed on any REMIC.

          (d) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agencies.

          (e) Promptly after the execution of any such amendment, the Trustee shall send a copy thereof to each Certificateholder.

          (f) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (g) Each of the Master Servicer, the Special Servicer and the Trustee may, but shall not be obligated to enter into any amendment pursuant to this
Section 11.01 that affects its rights, duties and immunities under this Agreement or otherwise.

          (h) The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, except that if the Master Servicer, the Special Servicer or the Trustee requests any amendment of this Agreement in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to this Section 11.01 shall be payable out of the Distribution Account and shall be deemed to be an Additional Trust Fund Expense.

          SECTION 11.02. RECORDATION OF AGREEMENT; COUNTERPARTS.
                         --------------------------------------

          (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Master Servicer at the expense of the Trust Fund as an Additional Trust Fund Expense, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 11.03. GOVERNING LAW.
                         -------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.04. INTENTION OF PARTIES.
                         --------------------

          (a) It is the express intent of the parties hereto that the conveyance of the Trust Fund to the Trustee by the Depositor as provided in
Section 2.01 be, and be construed as, an absolute sale of the Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Trust Fund by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then

          (1)  this Agreement shall be deemed to be a security agreement; and

          (2) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in (x) and (y) below: (x) the Mortgage Loans including the Mortgage Notes, related Mortgages, related Assignments of Rents, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined herein, including all Replacement Mortgage Loans, all distributions with respect thereto payable on and after the Cut-Off Date, and the Mortgage Files; (y) the Distribution Account and the Collection Account, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount); and (z) the Mortgage Loan Purchase Agreement;

               (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above.

          (b) It is further the express intent of the parties hereto that the conveyance of the Uncertificated Tier I REMIC Regular Interests to the Trustee by the Depositor as provided in Section 2.01 be, and be construed as, an absolute sale of the Uncertificated Tier I REMIC Regular Interests. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Uncertificated Tier I REMIC Regular Interests by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Uncertificated Tier I REMIC Regular Interests are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Uncertificated Tier I REMIC Regular Interests, then

               (1) this Agreement shall be deemed to be a security agreement to secure the obligations to any person or entity to be paid with such funds or other assets as provided in this Agreement; and

               (2) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described below: the Uncertificated Tier I REMIC Regular Interests, including without limitation all rights represented thereby in and to (i) the Mortgage Loans including the Mortgage Notes, related Mortgages, related Assignments of Rents, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined herein, including all Replacement Mortgage Loans, all distributions with respect thereto payable on and after the Cut-Off Date, and the Mortgage Files, (ii) the Distribution Account and the Collection Account, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount), (iii) the Mortgage Loan Purchase Agreement, (iv) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) and
          (ii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (v) all cash and non-cash proceeds of the collateral described in (i) through (iv) above;

               (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above.

          (c) The possession by the Trustee of Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction.

          (d) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

          The Depositor, and, at the Depositor's direction, the Master Servicer, the Special Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, the Uncertificated Regular Interests, or the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. At the Depositor's direction, the Master Servicer shall file, at the expense of the Trust Fund as an Additional Trust Fund Expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Trust Fund, the Uncertificated Regular Interests, and such other property, including without limitation (A) continuation statements, and (B) such other statements as may be occasioned by any transfer of any interest of the Master Servicer, the Special Servicer or the Depositor in the Trust Fund, the Uncertificated Regular Interests, or such other property. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

          SECTION 11.05. NOTICES.
                         -------

          In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) of any Event of Default under this Agreement; (e) in the event any Mortgage Loan is repurchased in accordance with this Agreement; and
(f) of the amendment of any document described in Section 2.01(i) through (ix) hereof.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, CS First Boston Mortgage Securities Corp., 55 East 52nd Street, New York, New York 10055, Attention: Allan Baum, with copies to each of Chitra Narasimhan; (ii) in the case of the Trustee, LaSalle National Bank, 135 LaSalle Street, Suite 200, Chicago, Illinois 60603-4107, Attention: Asset-Backed Securities Trust Services - CS First Boston Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of the Master Servicer and/or Special Servicer, Wells Fargo Bank, National Association, 343 Sansome Street, 11th Floor, San Francisco, California 94104, Attention:
Stewart McAdams, with a copy to Wells Fargo Realty Finance, 111 Sutter Street, 17th Floor, San Francisco, CA 94104, Attention: Kathryn O'Neal; (iv) in the case of the Fiscal Agent, ABN AMRO Bank N.V., 135 LaSalle Street, Suite 200, Chicago, Illinois 60603-4107, Attention: Asset-Backed Securities Trust Services - CS First Boston Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, or such other address as may hereafter be furnished to the

Depositor in writing by the Fiscal Agent and (v) in the case of the Rating Agencies, Standard & Poor's Ratings Services, 25 Broadway, New York, N.Y. 10004,
Attention: Commercial Mortgage Surveillance Group and Duff & Phelps, 55 East Monroe Street, 35th Floor, Chicago, Illinois 60603, Attention: Manager. Notices to Certificateholders shall be sent to the addresses of such Holders appearing in the Certificate Register and shall be deemed given when mailed, first class postage prepaid.

          SECTION 11.06. SEVERABILITY OF PROVISIONS.
                         --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 11.07. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.
                         ------------------------------------------

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein before provided, and unless the Holders of Certificates evidencing not less than 25% of the aggregate Certificate Principal Balance evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 11.08. CERTIFICATES NONASSESSABLE AND FULLY PAID.
                         -----------------------------------------

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 11.09. RULE 144A INFORMATION.
                         ---------------------

          For so long as any of the Class A-X, Class E, Class F, and Class G Certificates are "restricted securities" within the meaning of Rule 144A under the Securities Act, the Depositor, the Special Servicer and the Master Servicer agree to cooperate with each other to provide to the Trustee for delivery to any the Class A-X, Class E, Class F, and Class G Certificateholder and to any prospective purchaser of the Class A-X, Class E, Class F and Class G Certificates designated by such a Class A-X, Class E, Class F and Class G Certificateholder, upon the request of such Class A-X, Class E, Class F and Class G Certificateholder or prospective purchaser, any information prepared by the Trustee, the Depositor or the Master Servicer that is required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act, including, without limitation, copies of the following: (i) this Agreement, (ii) all monthly statements to Certificateholders delivered since the Closing Date pursuant to
Section 4.04(a), (iii) all annual statements as to compliance delivered pursuant to Section 3.20, (iv) all annual independent accountants' reports delivered pursuant to Section 3.21, (v) the most recent annual and quarterly financial statements received by the Master Servicer or the Special Servicer, as applicable, from each Mortgagor, (vi) the inspection reports prepared by or on behalf of the Master Servicer or the Special Servicer, as applicable, in connection with the property inspections conducted by the Master Servicer pursuant to Section 3.25 and (vii) all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer, as applicable; provided that only such information as is customarily
                         --------
provided in a prospectus under the Securities Act for the offering of similar securities shall be required to be provided hereunder.

          In addition to the other reports and information made available and distributed to the Depositor, the Trustee or the Certificateholders pursuant to other provisions of this Agreement, the Master Servicer shall, in accordance with such reasonable rules and procedures as it may adopt (which may include the requirement that an agreement governing the availability, use and disclosure of such information, and which provides adequate indemnity to the Master Servicer, be executed to the extent the Master Servicer deems such action to be necessary or appropriate), also make available any additional information relating to the Mortgage Loans, the Mortgaged Properties or the Mortgagors, for review by the Depositor, the Trustee, the Certificateholders and any other Persons to whom the Master Servicer believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by any documents relating to a Mortgage Loan.

          Any recipient of information provided pursuant to this Section 11.09 shall agree that such information shall not be disclosed or used for any purpose other than the evaluation of the Class A-X, Class E, Class F and Class G Certificates by the prospective purchaser. The Depositor shall be responsible for the physical delivery of the information requested pursuant to this Section 11.09.

          IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the __th day of December, 1995.

                                        CS FIRST BOSTON MORTGAGE SECURITIES
                                        CORP., as Depositor


                                        By:   /s/ Allan J. Baum
                                            ------------------------------------
                                        Name: Allan J. Baum
                                        Title:  Vice President


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Master Servicer and as
                                        initial Special Servicer


                                        By:   /s/ William C. Ardizoia
                                            ------------------------------------
                                        Name: William C. Ardizoia
                                        Title:  Vice President


                                        LASALLE NATIONAL BANK, as Trustee


                                        By:   /s/ Michael Evans
                                            ------------------------------------
                                        Name: Michael Evans
                                        Title:  Vice President


                                        ABN AMRO BANK N.V., as Fiscal Agent


                                        By:   /s/ John Stanger
                                            ------------------------------------
                                        Name:  John Stanger
                                        Title: Group Vice President


                                        By:   /s/ Bernard McGuigan
                                            ------------------------------------
                                        Name:  Bernard McGuigan
                                        Title: Group Vice President

STATE OF CALIFORNIA      )
                         )
COUNTY OF SAN FRANCISCO  )

          On December 21, 1995 before me, Michele Bergland, a Notary Public in and for the State of California, personally appeared Allan Baum, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


                                     /s/ Michele Bergland
                          -----------------------------------------
                                         Notary Public

[NOTARIAL SEAL]

STATE OF CALIFORNIA      )
                         )
COUNTY OF SAN FRANCISCO  )

          On December 21, 1995 before me, Michele Bergland, a Notary Public in and for the State of California, personally appeared William C. Ardizoia, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


                                     /s/ Michele Bergland
                          -----------------------------------------
                                         Notary Public

[NOTARIAL SEAL]

STATE OF CALIFORNIA      )
                         )
COUNTY OF SAN FRANCISCO  )

          On December 21, 1995 before me, Michele Bergland, a Notary Public in and for the State of California, personally appeared Michael Evans, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


                                       /s/ Michele Bergland
                            -----------------------------------------
                                           Notary Public

[NOTARIAL SEAL]

STATE OF ILLINOIS       )
                        )  SS.
COUNTY OF COOK       )

          On the 18th day of December, 1995 before me, Susan M. Cepiel, a Notary Public in and for said State, personally appeared Bernard J. McGuigan, Group Vice President, and John W. Stanger, Group Vice President, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signatures on the instrument the corporation upon behalf of which the persons acted executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       /s/ Susan M. Cepiel
                            -----------------------------------------
                                           Notary Public

[NOTARIAL SEAL]

                                                            EXECUTION COPY


===============================================================================

                  CS FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                 as Depositor,


                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
              as Master Servicer and as initial Special Servicer

                              ABN AMRO BANK N.V.,
                                as Fiscal Agent

                                      and

                            LASALLE NATIONAL BANK,
                                  as Trustee


                        ______________________________



                                  EXHIBITS TO

                        POOLING AND SERVICING AGREEMENT

                         Dated as of December 1, 1995



                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1995-WF1


================================================================================

                                   EXHIBITS

                                                                     TAB
                                                                     ---

Exhibit A-1:  Form of Class A-1 Certificate......................... A-1
Exhibit A-2:  Form of Class A-2 Certificate......................... A-2
Exhibit A-X:  Form of Class A-X Certificate......................... A-3
Exhibit B:    Form of Class B Certificate............................. B
Exhibit C:    Form of Class C Certificate............................. C
Exhibit D:    Form of Class D Certificate............................. D
Exhibit E:    Form of Class E Certificate............................. E
Exhibit F:    Form of Class F Certificate............................. F
Exhibit G:    Form of Class G Certificate............................. G
Exhibit H:    Schedule of Mortgage Loans.............................. H
Exhibit I:    Form of Initial Certification of Trustee................ I
Exhibit J:    Form of Final Certification of Trustee.................. J
Exhibit K:    Form of Request for Release............................. K
Exhibit L:    Form of Investor Representation Letter.................. L
Exhibit M:    Form of Transferor Representation Letter................ M
Exhibit N:    Form of Investor Transfer Affidavit..................... N
Exhibit O:    Form of Transferor Certificate.......................... O
Exhibit P:    Form of Annual Report................................... P
Exhibit Q:    Form of Specially Serviced Asset Report................. Q
Exhibit R:    Form of Class R Certificate............................. R
Exhibit S:    Form of Statement pursuant to Section 4.04.............. S
Exhibit T:    Representations and Warranties of Depositor
               in respect of Mortgage Loans........................... T
Exhibit U:    Form of Monthly Reports............................... U-1
Exhibit U-1   Form of Special Servicer Monthly Reports.............. U-2
Exhibit V:    Form of Inspection Report............................... V

                                  EXHIBIT A-1

                        [Form of Class A-1 Certificate]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, THE FISCAL AGENT, OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THE ISSUE DATE ("ISSUE DATE") OF THIS CERTIFICATE IS DECEMBER __, 1995. THE RATE AT WHICH INTEREST IS PAYABLE AS OF THE ISSUE DATE OF THIS CERTIFICATE IS ____ PERCENT PER ANNUM, BASED ON THE CLASS A-1 INITIAL CERTIFICATE PRINCIPAL BALANCE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON A PREPAYMENT ASSUMPTION OF __% CPR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) WHICH IS THE ASSUMPTION USED IN PRICING THIS CERTIFICATE, THIS CERTIFICATE HAS BEEN ISSUED WITH $_______ OF ORIGINAL ISSUE DISCOUNT ("OID") PER $100,000 OF CLASS A-1 INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _____ PERCENT, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE SHORT PERIOD IS $___ PER $100,000 OF CLASS A-1 INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD.]

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                          SERIES 1995-WF1, CLASS A-1

evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________              INITIAL CLASS A-1
                              CERTIFICATE PRINCIPAL
                              BALANCE                             $__________

Certificate No. __            INITIAL CERTIFICATE
                              PRINCIPAL BALANCE
                              OF THIS CERTIFICATE                 $__________

First Distribution                      Final Rated Distribution
Date: January 22, 1996            Date: ____________

          THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by CS First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Capitalized terms used herein but not defined shall have the meanings assigned thereto in the Agreement.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein

                                     A-1-2
pursuant to the applicable provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class A-1 Certificate represents a Percentage Interest, as set forth on the face of this Certificate, equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Class A-1 Certificate Principal Balance, both as set forth above.

          The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Class A-1 Certificates with an aggregate initial Certificate Principal Balance of at least $5,000,000, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date for the Distribution Date on which wire transfers will commence. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all outstanding Certificates affected thereby; provided, however, that no such amendment may (i) reduce in any manner
         --------  -------
the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter

                                     A-1-3
the Master Servicer's, the Trustee's, the Special Servicer's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of Certificates, the holders of which are required to consent to any such amendment (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or
(iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class A-1 Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that one
                                              --------  -------
Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and

                                     A-1-4
the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                        LASALLE NATIONAL BANK,
                                         as Trustee



                                        By:______________________________
                                           Name:  Michael Evans
                                           Title:  Vice President



                         CERTIFICATE OF AUTHENTICATION



This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

Date: ____________ __, 1995



LASALLE NATIONAL BANK,
 as Authenticating Agent



By:______________________________
       Authorized Officer

                                     A-1-5

                                  ASSIGNMENT
                                  ----------



               FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________
_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

               I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
_______________________________________________
_________________________________________________________________
_________________________________________________________________


Dated: __________, ____

                                   ______________________________
                                   Signature by or on behalf of
                                   assignor (signature must be signed as
                                   registered)

                                   ______________________________
                                   Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following information for the Trustee:

          Distribution shall be made by check mailed to __________
________________________________________________________________________________
_____________________________________________, or if the aggregate initial
Certificate Principal Balance of Certificates of this Class held by the Holder is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to_____________________________________________________________
_______________________________________________________________________________
_________________________________________________________________.
This information is provided by the assignee named above, or its agent.

                                     A-1-6

                                  EXHIBIT A-2

                        [Form of Class A-2 Certificate]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, THE FISCAL AGENT OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THE ISSUE DATE ("ISSUE DATE") OF THIS CERTIFICATE IS DECEMBER __, 1995. THE RATE AT WHICH INTEREST IS PAYABLE AS OF THE ISSUE DATE OF THIS CERTIFICATE IS ____ PERCENT PER ANNUM, BASED ON THE CLASS A-2 INITIAL CERTIFICATE PRINCIPAL BALANCE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON A PREPAYMENT ASSUMPTION OF __% CPR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) WHICH IS THE ASSUMPTION USED IN PRICING THIS CERTIFICATE, THIS CERTIFICATE HAS BEEN ISSUED WITH $_______ OF ORIGINAL ISSUE DISCOUNT ("OID") PER $100,000 OF CLASS A-2 INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _____ PERCENT, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE SHORT PERIOD IS $___ PER $100,000 OF CLASS A-2 INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD.]

                                     A-2-1

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                          SERIES 1995-WF1, CLASS A-2

evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________              INITIAL CLASS A-2
                              CERTIFICATE PRINCIPAL
                              BALANCE                     $__________

Certificate No. __            INITIAL CERTIFICATE
                              PRINCIPAL BALANCE
                              OF THIS CERTIFICATE         $__________

First Distribution                       Final Rated Distribution
Date: January 22, 1996             Date: ____________

          THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by CS First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Capitalized terms used herein but not defined shall have the meanings assigned thereto in the Agreement.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein pursuant to the applicable

                                     A-2-2
provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class A-2 Certificate represents a Percentage Interest, as set forth on the face of this Certificate, equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Class A-2 Certificate Principal Balance, both as set forth above.

          The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Class A-2 Certificates with an aggregate initial Certificate Principal Balance of at least $5,000,000, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date for the Distribution Date on which wire transfers will commence. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of outstanding Certificates affected thereby; provided, however, that no such amendment may (i) reduce in any manner
         --------  -------
the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of

                                     A-2-3

Certificates, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or (iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class A-2 Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that one
                                              --------  -------
Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

                                     A-2-4

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                        LASALLE NATIONAL BANK,
                                          as Trustee



                                        By:______________________________
                                            Name:  Michael Evans
                                            Title:  Vice President



                         CERTIFICATE OF AUTHENTICATION



This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

Date: ____________ __, 1995



LASALLE NATIONAL BANK,
 as Authenticating Agent



 By:______________________________
       Authorized Officer

                                     A-2-5

                                  ASSIGNMENT
                                  ----------



               FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________
_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
_______________________________________________
_________________________________________________________________
_________________________________________________________________


Dated: __________, ____

                                 ______________________________
                                 Signature by or on behalf of
                                 assignor (signature must be signed as
                                 registered)

                                 ______________________________
                                 Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following information for the Trustee:

          Distribution shall be made by check mailed to __________
_________________________________________________________________
_____________________________________________, or if the aggregate initial
Certificate Principal Balance of Certificates of this Class held by the Holder is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to____________________________________________________________
________________________________________________________________________________
_________________________________________________________________.
This information is provided by the assignee named above, or its agent.

                                     A-2-6

                                  EXHIBIT A-X

                        [Form of Class A-X Certificate]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

[NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATE STATING THAT NEITHER SUCH PROPOSED TRANSFEREE NOR THE SOURCE OF CONSIDERATION FOR SUCH TRANSFER IS OR INCLUDES "PLAN ASSETS" OF A PLAN OR AN OPINION OF COUNSEL STATING THAT SUCH PROPOSED TRANSFER WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.]

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, FISCAL AGENT OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT.

[THE ISSUE DATE ("ISSUE DATE") OF THIS CERTIFICATE IS DECEMBER __, 1995. THE RATE AT WHICH INTEREST IS PAYABLE AS OF THE ISSUE DATE OF THIS CERTIFICATE IS .
 . . .]

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                          SERIES 1995-WF1, CLASS A-X

evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________                                Percentage Interest __________%

Certificate No. __

First Distribution                      Final Rated Distribution
Date: January 22, 1996             Date: ____________

          THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by CS First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Capitalized terms used herein but not defined shall have the meanings assigned thereto in the Agreement.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and
(v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                                     A-X-2

          This Class A-X Certificate represents a Percentage Interest, as set forth on the face of this Certificate, equal to [100%].

          The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each a "Record Date"), a distribution of interest in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Class A-X Certificates of at least 100% of Percentage Interest of the Class A-X Certificates by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date for the Distribution Date on which wire transfers will commence. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the
Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of outstanding Certificates affected thereby; provided, however, that no such amendment may
                               --------  -------
(i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of Certificates, the holders of which are required to consent to any such amendment, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or
(iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

                                     A-X-3

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new A-X Certificate evidencing the same rights and obligations, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

                                     A-X-4

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                        LASALLE NATIONAL BANK,
                                          as Trustee



                                        By:______________________________
                                           Name:  Michael Evans
                                           Title:  Vice President



                         CERTIFICATE OF AUTHENTICATION



This is the Class A-X Certificate referred to in the within-mentioned
Agreement.

Date: ____________ __, 1995



LASALLE NATIONAL BANK,
 as Authenticating Agent



By:______________________________
       Authorized Officer

                                     A-X-5

                                  ASSIGNMENT
                                  ----------



               FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________
_________________________________________________________________
_________________________________________________________________ (Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
_______________________________________________
_________________________________________________________________
_________________________________________________________________


Dated: __________, ____

                                 ______________________________
                                 Signature by or on behalf of
                                 assignor (signature must be signed as
                                 registered)

                                 ______________________________
                                 Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following information for the Trustee:

          Distribution shall be made by check mailed to __________
_________________________________________________________________
_____________________________________________.  [ ]
This information is provided by the assignee named above, or its agent.

                                     A-X-6

                                   EXHIBIT B

                         [Form of Class B Certificate]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS B CERTIFICATE IS SUBORDINATED TO THE CLASS A-1, CLASS A-2 AND CLASS A-X CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATE STATING THAT NEITHER SUCH PROPOSED TRANSFEREE NOR THE SOURCE OF CONSIDERATION FOR SUCH TRANSFER IS OR INCLUDES "PLAN ASSETS" OF A PLAN OR AN OPINION OF COUNSEL STATING THAT SUCH PROPOSED TRANSFER WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, THE FISCAL AGENT, OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THE ISSUE DATE ("ISSUE DATE") OF THIS CERTIFICATE IS DECEMBER __, 1995. THE RATE AT WHICH INTEREST IS PAYABLE AS OF THE ISSUE DATE OF THIS CERTIFICATE IS ____ PERCENT PER ANNUM, BASED ON THE CLASS B INITIAL CERTIFICATE PRINCIPAL BALANCE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON A PREPAYMENT ASSUMPTION OF __% CPR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) WHICH IS THE ASSUMPTION USED IN PRICING THIS CERTIFICATE, THIS CERTIFICATE HAS

BEEN ISSUED WITH $_______ OF ORIGINAL ISSUE DISCOUNT ("OID") PER $100,000 OF CLASS B INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _____ PERCENT, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE SHORT PERIOD IS $___ PER $100,000 OF CLASS B INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD.]

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                            SERIES 1995-WF1, CLASS B

evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________              INITIAL CLASS B
                              CERTIFICATE PRINCIPAL
                              BALANCE                     $__________

Certificate No. __            INITIAL CERTIFICATE
                              PRINCIPAL BALANCE
                              OF THIS CERTIFICATE         $__________

First Distribution                      Final Rated Distribution
Date: January 22, 1996            Date: ____________

          THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by CS First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Capitalized terms used herein but not defined shall have the meanings assigned thereto in the Agreement.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class B Certificate represents a Percentage Interest, as set forth on the face of this Certificate, equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Class B Certificate Principal Balance, both as set forth above.

          The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Class B Certificates with an aggregate initial Certificate Principal Balance of at least $5,000,000, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date for the Distribution Date on which wire transfers will commence. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of outstanding Certificates affected thereby; provided, however, that no such amendment may (i) reduce in any manner
         --------  -------
the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Trustee's, the Special Servicer's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of

Certificates, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or (iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class B Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that one
                                              --------  -------
Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                             LASALLE NATIONAL BANK,
                              as Trustee



                             By:______________________________
                                Name:  Michael Evans
                                Title:  Vice President



                         CERTIFICATE OF AUTHENTICATION



This is one of the Class B Certificates referred to in the within-mentioned Agreement.

Date: ____________ __, 1995



LASALLE NATIONAL BANK,
 as Authenticating Agent



By:______________________________
      Authorized Officer

                                  ASSIGNMENT
                                  ----------



               FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________
_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

               I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
_______________________________________________

_________________________________________________________________
_________________________________________________________________


Dated: __________, ____

                              ______________________________
                              Signature by or on behalf of
                              assignor (signature must be signed as registered)

                              ______________________________
                              Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following information for the Trustee:

          Distribution shall be made by check mailed to __________
_________________________________________________________________

_____________________________________________, or if the aggregate initial
Certificate Principal Balance of Certificates of this Class held by the Holder is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to_____________________________________________________________
_______________________________________________________________________________
_________________________________________________________________.
This information is provided by the assignee named above, or its agent.

                                   EXHIBIT C

                         [Form of Class C Certificate]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS C CERTIFICATE IS SUBORDINATED TO THE CLASS A-1, CLASS A-2, CLASS A-X AND CLASS B CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATE STATING THAT NEITHER SUCH PROPOSED TRANSFEREE NOR THE SOURCE OF CONSIDERATION FOR SUCH TRANSFER IS OR INCLUDES "PLAN ASSETS" OF A PLAN OR AN OPINION OF COUNSEL STATING THAT SUCH PROPOSED TRANSFER WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, THE FISCAL AGENT, OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THE ISSUE DATE ("ISSUE DATE") OF THIS CERTIFICATE IS DECEMBER __, 1995. THE RATE AT WHICH INTEREST IS PAYABLE AS OF THE ISSUE DATE OF THIS CERTIFICATE IS ____ PERCENT PER ANNUM, BASED ON THE CLASS C INITIAL CERTIFICATE PRINCIPAL BALANCE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON A PREPAYMENT ASSUMPTION OF __% CPR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) WHICH IS THE ASSUMPTION USED IN PRICING THIS CERTIFICATE, THIS CERTIFICATE HAS

BEEN ISSUED WITH $_______ OF ORIGINAL ISSUE DISCOUNT ("OID") PER $100,000 OF CLASS C INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _____ PERCENT, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE SHORT PERIOD IS $___ PER $100,000 OF CLASS C INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD.]

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                           SERIES 1995-WF1, CLASS C

evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________              INITIAL CLASS C
                              CERTIFICATE PRINCIPAL
                              BALANCE                     $__________

Certificate No. __            INITIAL CERTIFICATE
                              PRINCIPAL BALANCE
                              OF THIS CERTIFICATE         $__________

 First Distribution                     Final Rated Distribution
 Date: January 22, 1996           Date: ____________

          THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by CS First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Capitalized terms used herein but not defined shall have the meanings assigned thereto in the Agreement.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class C Certificate represents a Percentage Interest, as set forth on the face of this Certificate, equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Class C Certificate Principal Balance, both as set forth above.

          The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Class C Certificates with an aggregate initial Certificate Principal Balance of at least $5,000,000, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date for the Distribution Date on which wire transfers will commence. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of outstanding Certificates affected thereby; provided, however, that no such amendment may (i) reduce in any manner
         --------  -------
the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of

Certificates, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or (iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class C Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that one
                                              --------  -------
Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                             LASALLE NATIONAL BANK,
                              as Trustee



                             By:______________________________
                                 Name:  Michael Evans
                                 Title:  Vice President



                         CERTIFICATE OF AUTHENTICATION



This is one of the Class C Certificates referred to in the within-mentioned Agreement.

Date: ____________ __, 1995



LASALLE NATIONAL BANK,
 as Authenticating Agent



By:______________________________
        Authorized Officer

                                  ASSIGNMENT
                                  ----------



               FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________
_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

               I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
_______________________________________________
_________________________________________________________________
_________________________________________________________________


Dated: __________, ____

                              ______________________________
                              Signature by or on behalf of
                              assignor (signature must be signed as registered)

                              ______________________________
                              Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following information for the Trustee:

          Distribution shall be made by check mailed to __________
____________________________________________________________________
_____________________________________________, or if the aggregate initial
Certificate Principal Balance of Certificates of this Class held by the Holder is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ____________________________________________________________
_______________________________________________________________________________
_______________________________________.
This information is provided by the assignee named above, or its agent.

                                   EXHIBIT D

                         [Form of Class D Certificate]


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS D CERTIFICATE IS SUBORDINATED TO THE CLASS A-1, CLASS A-2, CLASS A-X, CLASS B AND CLASS C CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATE STATING THAT NEITHER SUCH PROPOSED TRANSFEREE NOR THE SOURCE OF CONSIDERATION FOR SUCH TRANSFER IS OR INCLUDES "PLAN ASSETS" OF A PLAN OR AN OPINION OF COUNSEL STATING THAT SUCH PROPOSED TRANSFER WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, THE FISCAL AGENT, OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THE ISSUE DATE ("ISSUE DATE") OF THIS CERTIFICATE IS DECEMBER __, 1995. THE RATE AT WHICH INTEREST IS PAYABLE AS OF THE ISSUE DATE OF THIS CERTIFICATE IS ____ PERCENT PER ANNUM, BASED ON THE CLASS D INITIAL CERTIFICATE PRINCIPAL BALANCE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON A PREPAYMENT ASSUMPTION OF __% CPR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) WHICH

IS THE ASSUMPTION USED IN PRICING THIS CERTIFICATE, THIS CERTIFICATE HAS BEEN ISSUED WITH $_______ OF ORIGINAL ISSUE DISCOUNT ("OID") PER $100,000 OF CLASS D INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _____ PERCENT, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE SHORT PERIOD IS $___ PER $100,000 OF CLASS D INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD.]

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                           SERIES 1995-WF1, CLASS D

evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________              INITIAL CLASS D
                              CERTIFICATE PRINCIPAL
                              BALANCE                     $__________

Certificate No. __            INITIAL CERTIFICATE
                              PRINCIPAL BALANCE
                              OF THIS CERTIFICATE         $__________

 First Distribution                     Final Rated Distribution
 Date: January 22, 1996           Date: ____________

          THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by CS First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Capitalized terms used herein but not defined shall have the meanings assigned thereto in the Agreement.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class D Certificate represents a Percentage Interest, as set forth on the face of this Certificate, equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Class D Certificate Principal Balance, both as set forth above.

          The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Class D Certificates with an aggregate initial Certificate Principal Balance of at least $5,000,000, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date for the Distribution Date on which wire transfers will commence. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of outstanding Certificates affected thereby; provided, however, that no such amendment may (i) reduce in any manner
         --------  -------
the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of

Certificates, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or (iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class D Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that one
                                              --------  -------
Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                             LASALLE NATIONAL BANK,
                              as Trustee



                             By:______________________________
                                 Name:  Michael Evans
                                 Title:  Vice President



                         CERTIFICATE OF AUTHENTICATION



This is one of the Class D Certificates referred to in the within-mentioned Agreement.

Date: ____________ __, 1995



LASALLE NATIONAL BANK,
 as Authenticating Agent



By:______________________________
      Authorized Officer

                                  ASSIGNMENT
                                  ----------



               FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________
_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

               I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
_______________________________________________
_________________________________________________________________
_________________________________________________________________


Dated: __________, ____

                              ______________________________
                              Signature by or on behalf of
                              assignor (signature must be signed as registered)

                              ______________________________
                              Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following information for the Trustee:

          Distribution shall be made by check mailed to __________
_________________________________________________________________
_____________________________________________, or if the aggregate initial
Certificate Principal Balance of Certificates of this Class held by the Holder is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ____________________________________________________________
_______________________________________________________________________________
__________________________________________________________________.
This information is provided by the assignee named above, or its agent.

                                 EXHIBIT E

                        [Form of Class E Certificate]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS E CERTIFICATE IS SUBORDINATED TO THE CLASS A-1, CLASS A-X, CLASS B, CLASS C, AND CLASS D, CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATE STATING THAT NEITHER SUCH PROPOSED TRANSFEREE NOR THE SOURCE OF CONSIDERATION FOR SUCH TRANSFER IS OR INCLUDES "PLAN ASSETS" OF A PLAN OR AN OPINION OF COUNSEL STATING THAT SUCH PROPOSED TRANSFER WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT.

[THE ISSUE DATE ("ISSUE DATE") OF THIS CERTIFICATE IS DECEMBER __, 1995. THE RATE AT WHICH INTEREST IS PAYABLE AS OF THE ISSUE DATE OF THIS CERTIFICATE IS ____ PERCENT PER ANNUM, BASED ON THE CLASS E INITIAL CERTIFICATE PRINCIPAL BALANCE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON A PREPAYMENT ASSUMPTION OF __% CPR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) WHICH IS THE ASSUMPTION USED IN PRICING THIS CERTIFICATE, THIS CERTIFICATE HAS BEEN ISSUED WITH $_______ OF ORIGINAL ISSUE DISCOUNT ("OID") PER $100,000 OF CLASS E INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO
MATURITY IS _____ PERCENT, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE SHORT

PERIOD IS $___ PER $100,000 OF CLASS E INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD.]

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                           SERIES 1995-WF1, CLASS E

evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________                INITIAL CLASS E
                                CERTIFICATE PRINCIPAL
                                BALANCE                     $__________

Certificate No. __              INITIAL CERTIFICATE
                                PRINCIPAL BALANCE
                                OF THIS CERTIFICATE         $__________

First Distribution                        Final Rated Distribution
Date: January 22, 1996              Date: ____________

          THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by CS First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Capitalized terms used herein but not defined shall have the meanings assigned thereto in the Agreement.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class E Certificate represents a Percentage Interest, as set forth on the face of this Certificate, equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Class E Certificate Principal Balance, both as set forth above.

          The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Class E Certificates with an aggregate initial Certificate Principal
Balance of at least $5,000,000, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date for the Distribution Date on which wire transfers will commence. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all outstanding Certificates affected thereby; provided, however, that no such amendment may (i) reduce in any manner
         --------  -------
the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Trustee's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of Certificates, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in
Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or (iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class E Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that one
                                              --------  -------
Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                             LASALLE NATIONAL BANK,
                               as Trustee



                             By:______________________________
                                 Name:   Michael Evans
                                 Title:   Vice President



                         CERTIFICATE OF AUTHENTICATION



This is one of the Class E Certificates referred to in the within-mentioned Agreement.

Date: ____________ __, 1995



LASALLE NATIONAL BANK,
 as Authenticating Agent



By:______________________________
       Authorized Officer

                                   ASSIGNMENT
                                   ----------



                FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________
_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

                I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
_______________________________________________
_________________________________________________________________
_________________________________________________________________

Dated: __________, ____

                                 ______________________________
                                 Signature by or on behalf of
                                 assignor (signature must be signed as
                                 registered)

                                 ______________________________
                                 Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following information for the Trustee:

          Distribution shall be made by check mailed to __________
____________________________________________________________________
_____________________________________________, or if the aggregate initial
Certificate Principal Balance of Certificates of this Class held by the Holder is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ___________________________________________________________
______________________________________________________________________________
_________________________________________________________________.
This information is provided by the assignee named above, or its agent.

                                  EXHIBIT F

                        [Form of Class F Certificate]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS F CERTIFICATE IS SUBORDINATED TO THE CLASS A-1, CLASS A-2, CLASS A-X, CLASS B, CLASS C, CLASS D, AND CLASS E CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATE STATING THAT NEITHER SUCH PROPOSED TRANSFEREE NOR THE SOURCE OF CONSIDERATION FOR SUCH TRANSFER IS OR INCLUDES "PLAN ASSETS" OF A PLAN OR AN OPINION OF COUNSEL STATING THAT SUCH PROPOSED TRANSFER WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, THE FISCAL AGENT OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGE OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT.

[THE ISSUE DATE ("ISSUE DATE") OF THIS CERTIFICATE IS DECEMBER __, 1995. THE RATE AT WHICH INTEREST IS PAYABLE AS OF THE ISSUE DATE OF THIS CERTIFICATE IS ____ PERCENT PER ANNUM, BASED ON THE CLASS F INITIAL CERTIFICATE PRINCIPAL BALANCE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON A PREPAYMENT ASSUMPTION OF __% CPR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) WHICH IS THE ASSUMPTION USED IN PRICING THIS CERTIFICATE, THIS CERTIFICATE HAS BEEN ISSUED WITH $_______ OF ORIGINAL ISSUE DISCOUNT ("OID") PER $100,000 OF CLASS F INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _____ PERCENT, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE SHORT

PERIOD IS $___ PER $100,000 OF CLASS F INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD.]

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                           SERIES 1995-WF1, CLASS F

evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________                INITIAL CLASS F
                                CERTIFICATE PRINCIPAL
                                BALANCE                     $__________

Certificate No. __              INITIAL CERTIFICATE
                                PRINCIPAL BALANCE
                                OF THIS CERTIFICATE         $__________

First Distribution                        Final Rated Distribution
Date: January 22, 1996              Date: ____________

          THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by CS First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Capitalized terms used herein but not defined shall have the meanings assigned thereto in the Agreement.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class F Certificate represents a Percentage Interest, as set forth on the face of this Certificate, equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Class F Certificate Principal Balance, both as set forth above.

          The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Class F Certificates with an aggregate initial Certificate Principal
Balance of at least $5,000,000, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date for the Distribution Date on which wire transfers will commence. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of outstanding Certificates affected thereby; provided, however, that no such amendment may (i) reduce in any manner
         --------  -------
the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of

Certificates, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or (iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class F Certificates will be issued in fully registered form in minimum denominations of [$1,000,000] Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that
                                               ------- --------
one Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                        LASALLE NATIONAL BANK,
                                         as Trustee



                                        By:______________________________
                                            Name:  Michael Evans
                                            Title:  Vice President



                         CERTIFICATE OF AUTHENTICATION


This is one of the Class F Certificates referred to in the within-mentioned Agreement.

Date: ____________ __, 1995



LASALLE NATIONAL BANK,
 as Authenticating Agent



By:______________________________
       Authorized Officer

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________
_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

                    I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
_______________________________________________
_________________________________________________________________
_________________________________________________________________


Dated: __________, ____

                                        ______________________________
                                        Signature by or on behalf of
                                        assignor (signature must be signed as
                                        registered)

                                        ______________________________
                                        Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following information for the Trustee:

          Distribution shall be made by check mailed to __________
_____________________________________________________________________
_____________________________________________, or if the aggregate initial
Certificate Principal Balance of Certificates of this Class held by the Holder is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ___________________________________________________________
______________________________________________________________________________
_________________________________________________________________.
This information is provided by the assignee named above, or its agent.

                                  EXHIBIT G

                        [Form of Class G Certificate]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS G CERTIFICATE IS SUBORDINATED TO THE CLASS A-1, CLASS A-2, CLASS A-X, CLASS B, CLASS C, CLASS D, CLASS E AND CLASS F CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATE STATING THAT NEITHER SUCH PROPOSED TRANSFEREE NOR THE SOURCE OF CONSIDERATION FOR SUCH TRANSFER IS OR INCLUDES "PLAN ASSETS" OF A PLAN OR AN OPINION OF COUNSEL STATING THAT SUCH PROPOSED TRANSFER WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, FISCAL AGENT, OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT.

[THE ISSUE DATE ("ISSUE DATE") OF THIS CERTIFICATE IS DECEMBER __, 1995. THE RATE AT WHICH INTEREST IS PAYABLE AS OF THE ISSUE DATE OF THIS CERTIFICATE IS ____ PERCENT PER ANNUM, BASED ON THE CLASS G INITIAL CERTIFICATE PRINCIPAL BALANCE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON A PREPAYMENT ASSUMPTION OF __% CPR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) WHICH IS THE ASSUMPTION USED IN PRICING THIS CERTIFICATE, THIS CERTIFICATE HAS BEEN ISSUED WITH $_______ OF ORIGINAL ISSUE DISCOUNT ("OID") PER $100,000 OF CLASS A-2 INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _____ PERCENT, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE SHORT

PERIOD IS $___ PER $100,000 OF CLASS G INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD.]

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                           SERIES 1995-WF1, CLASS G

evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________                INITIAL CLASS G
                                CERTIFICATE PRINCIPAL
                                BALANCE                     $__________

Certificate No. __              INITIAL CERTIFICATE
                                PRINCIPAL BALANCE
                                OF THIS CERTIFICATE         $__________


First Distribution                        Final Rated Distribution
Date: January 22, 1996              Date: ____________

          THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by CS First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Capitalized terms used herein but not defined shall have the meanings assigned thereto in the Agreement.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class G Certificate represents a Percentage Interest, as set forth on the face of this Certificate, equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Class G Certificate Principal Balance, both as set forth above.

          The Trustee shall distribute from the Distribution Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each a "Record Date"), a distribution of interest in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to that portion of the Available Distribution Amount that is allocated to interest on such Class of Certificates on such Distribution Date determined pursuant to Section 4.02 of the Agreement.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Class G Certificates with an aggregate initial Certificate Principal Balance of at least $5,000,000 by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date for the Distribution Date on which wire transfers will commence. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of outstanding Certificates affected thereby; provided, however, that no such amendment may (i) reduce in any manner
         --------  -------
the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of Certificates, the holders of which are required to consent to any such amendment with out the consent of 100% of the Holders of Certificates of the Class affected thereby,
(iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or (iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          [One Class G Certificate will be issued in fully registered form such that the aggregate Certificate Principal Balance for the Class G Certificate equals the Initial Certificate Principal Balance for such Class. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.]

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary .

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                       LASALLE NATIONAL BANK,
                                         as Trustee



                                       By:______________________________
                                          Name:  Michael Evans
                                          Title:  Vice President



                         CERTIFICATE OF AUTHENTICATION


This is the Class G Certificate referred to in the within-mentioned Agreement.

Date: ____________ __, 1995



LASALLE NATIONAL BANK,
 as Authenticating Agent



By:______________________________
       Authorized Officer

                                   ASSIGNMENT
                                   ----------



           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________
_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

           I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
_______________________________________________
_________________________________________________________________
_________________________________________________________________


Dated: __________, ____

                                 ______________________________
                                 Signature by or on behalf of
                                 assignor (signature must be signed as
                                 registered)

                                 ______________________________
                                 Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following information for the Trustee:

          Distribution shall be made by check mailed to __________
_________________________________________________________________
____________________________________________, or the aggregate initial
Certificate Principal Balance of Certificates of this Class held by the Holder is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement by wire transfer in immdiately available funds to ___________________________________________________________
______________________________________________________________________________
_________________________________________________________________________.
This information is provided by the assignee named above, or its agent.

                                   EXHIBIT H

                          SCHEDULE OF MORTGAGE LOANS



PAGE 1

CSFBMSC SERIES 1995-WFI - Mortgage Loan Schedule

                      EXHIBIT H  MORTGAGE LOAN SCHEDULE

                                                             Cut-Off
                       Original     Cut-Off      Cut-Off     Net          Cut-Off               First      Next
Ctrl           Loan    Principal    Principal    Mortgage    Mortgage     Payment    Closing    Interest   Due
Number         Id      Balance      Balance      Rate        Rate         Amount     Date       Date       Date
------         ----    ---------    ---------    --------    --------     -------    -------    --------   ----
540249-0         65   23,084,585   23,084,566      7.8000      7.6500  175,122.99    11/03/95   01/01/96   01/01/96
Borr Name:Ventura & Topanga Partners, L. Prop Name:Gateway Plaza                    PropType:Retail
--------------------------------------------------------------------------------------------------------------------
5402532          41   11,500,000   11,442,765      9.2700      9.1200   96,840.21    04/04/95   06/01/95   01/01/96
Borr Name:Laurel Promenade               Prop Name:Laurel Promenade                 Prop Type:Retail
--------------------------------------------------------------------------------------------------------------------
850329-4         51   10,300,000   10,279,538      8.3700      8.2200   82,038.00    09/11/95   11/01/95   01/01/96
Borr Name:Alan C. Fox (Cannery Row)      Prop Name: Best Plaza                      Prop Type:Retail
--------------------------------------------------------------------------------------------------------------------
850280           23    9,300,000    9,264,742      8.3800      8.2300   70,719.54    05/19/95   07/01/95   01/01/96
Borr Name:Sunrise Village                Prop Name:Sunrise Village SC               Prop Type:Retail
--------------------------------------------------------------------------------------------------------------------
850320-3         63    8,450,000    8,441,287      8.1200      7.9700   65,891.62    10/17/95   12/01/95   01/01/96
Borr Name:Devco-Upland                   Prop Name:Upland SC                        Prop Type:Retail
--------------------------------------------------------------------------------------------------------------------
850309-6         47    8,000,000    7,971,469      8.4800      8.3300   65,981.64    08/30/95   10/01/95   01/01/96
Borr Name:Atla Corporation               Prop Name:Carwood Center                   Prop Type:Retail
--------------------------------------------------------------------------------------------------------------------
850263            9    7,500,000    7,467,859     10.3300     10.1800   67,654.04    01/04/95   03/01/95   01/01/96
Borr Name:The Campus LLC                 Prop Name:Campus Office/Industrial         Prop Type:Industrial
--------------------------------------------------------------------------------------------------------------------
850297           37    7,200,000    7,170,048      8.1300      7.9800   55,192.24    07/31/95   09/01/95   01/01/96
Borr Name:Philip & Iris Mehan            Prop Name:Village Shopping Center          Prop Type:Retail
--------------------------------------------------------------------------------------------------------------------
850324-5         52    6,675,000    6,661,366      8.2000      8.0500   52,406.21    09/21/95   11/01/95   01/01/96
Borr Name:D-M-P Properties (Perlsutter)  Prop Name:Mountain Green SC                Prop Type:Retail
--------------------------------------------------------------------------------------------------------------------
850277           21    6,500,000    6,477,887      8.9100      8.7500   51,880.10    05/04/95   07/01/95   01/01/96
Borr Name:Mentor Limited                 Prop Name:Savannah Ridge                   Prop Type:Multifamily
--------------------------------------------------------------------------------------------------------------------
850319-7         53    5,290,000    6,269,484      8.3500      8.2000   53,990.40    09/21/95   11/01/95   01/01/96
Borr Name:Palomar Commerce Center, LLP   Prop Name:Palomar Commerce Center          Prop Type:Industrial
--------------------------------------------------------------------------------------------------------------------
850343-5         58    6,135,000    6,114,408      8.1200      7.9700   51,774.72    09/29/95   11/01/95   01/01/96
Borr Name:CMB 1 LLC (Bull)               Prop Name:13430 H. Black Canyon            Prop Type:Office
--------------------------------------------------------------------------------------------------------------------
850330-2         64    5,960,000    5,949,303      7.5500      7.4000   48,195.74    10/26/95   12/01/95   01/01/96
Borr Name:Central Valley Plaza           Prop Name:   Central Valley Plaza          Prop Type:Retail
--------------------------------------------------------------------------------------------------------------------
850347-6         51    5,600,000    5,596,204      7.9500      7.8000   40,895.79    10/04/95   12/01/95   01/01/96
Borr Name:Willow Trailer Park            Prop Name:Yorba Linda Pines                Prop Type:Multifamily
--------------------------------------------------------------------------------------------------------------------
850285           28    5,500,000    5,482,790      8.4100      8.2600   41,939.93    06/23/95   08/01/95   01/01/96
Borr Name:La Plata Shopping Center       Prop Name:LaPlata SC                       Prop Type:Retail
--------------------------------------------------------------------------------------------------------------------
850269           16    5,500,000    5,475,578      9.0500      8.9000   44,452.26    03/31/95   05/01/95   01/01/96
Borr Name:Brouwer Trust (OPUS)           Prop Name:Opus I & II                      Prop Type:Office
--------------------------------------------------------------------------------------------------------------------
850248-6          1    5,220,000    5,144,521      8.5570      8.4070   39,910.88    02/17/94   04/01/95   01/01/96
Borr Name:Hoseit                         Prop Name:Pinewood                         Prop Type:Multifamily
--------------------------------------------------------------------------------------------------------------------

                               Remain      Orig     Remain
Maturity     Orig     Seas     Stated      Amort    Amort     Cut-Off   Cut-Off    Loan
Date         Term     Term     Term        Term     Term      LTV       DSCR       Count
--------     ----     ----     ------      -----    ------    -------   -------    -----
12/01/00       60        0         60        300       300      56.34      1.55        1
   Addr:REC Ventura Blvd./     Topanga Ca              City:Woodland Hills    ,CA      Zip:91364
------------------------------------------------------------------------------------------
05/01/02       84        7         77        324       317      68.11      1.35        1
   Addr:12050-12070 Ventura Boulevard                  City:Studio City       ,CA      Zip:91604
------------------------------------------------------------------------------------------
10/01/02       84        2         82        300       298      73.16      1.36        1
   Addr:5516-5588 Springdale Avenue                    City:Pleasanton        ,CA      Zip:91588
------------------------------------------------------------------------------------------
06/01/05      120        6        114        360       354      61.76      1.69        1
   Addr:5401-5489 Sunrise Boulevard an                 City:Citrus Heights    ,CA      Zip:95621
------------------------------------------------------------------------------------------
11/01/02       84        1         83        300       299      76.74      1.36        1
   Addr:811-913 W. Foothill Blvd                       City:Upland            ,CA      Zip:91786
------------------------------------------------------------------------------------------
09/01/05      120        3        117        276       273      66.43      1.46        1
   Addr:4118-4248 Woodruff Avenue                      City:Lakewood            ,CA    Zip:90713
------------------------------------------------------------------------------------------
01/01/02       83       10         73        360       350      72.29      1.34        1
   Addr:5962-5966 La Place Court                       City:Carlsbad            ,CA    Zip:92008
------------------------------------------------------------------------------------------
08/01/05      120        4        116        300       296      59.01      1.85        1
   Addr:601 Prosperity Avenue                          City:Talure              ,CA    Zip:93274
------------------------------------------------------------------------------------------
10/01/05      120        2        118        300       298      70.87      1.51        1
   Addr:335 Mountain Ave., / 1263 Wes                 City:Upland              ,CA     Zip:91786
------------------------------------------------------------------------------------------
05/01/05      119        6        113        360       354      63.98      1.46        1
   Addr:7201 Hart Lane                                 City:Austia              ,YX    Zip:78731
------------------------------------------------------------------------------------------
10/01/05      120        2        118        240       238      64.53      1.52        1
   Addr:651 & 657-681 Palomar Street                   City:Chula Vista         ,CA    Zip:91911
------------------------------------------------------------------------------------------
10/01/05      120        2        118        240       238      62.71      1.42        1
   Addr:13430 H. Black Canyon Highway                  City:Phoenix             ,AZ    Zip:85029
------------------------------------------------------------------------------------------
10/01/10      179        1        178        240       239      77.26      1.27        1
   Addr:2225 Plaza Parkway                             City:Modesto             ,CA    Zip:95350
------------------------------------------------------------------------------------------
11/01/05      120        1        119        360       359      69.95      1.58        1
   Addr:18700 Yorba Linda Blvd.                        City:Yorba Linda         ,CA    Zip:92685
------------------------------------------------------------------------------------------
07/01/05      120        5        115        360       355      73.10      1.40        1
   Addr:US Route 301 & MD Route 6                      City:LaPlata             ,MD    Zip:20645
------------------------------------------------------------------------------------------
04/01/02       84        8         76        360       352      63.30      1.70        1
   Addr:1921-1925 Palomar Oaks way                     City:Carlsbad            ,CA    Zip:92008
------------------------------------------------------------------------------------------
04/01/04      121       21        100        360       339      70.47      1.34        1
   Addr:7051 Bowling Drive                             City: Sacramento         ,CA    Zip:95823
------------------------------------------------------------------------------------------

CS First Boston - 12/19/95 17.01.01

CSFBMSC SERIES 1995-WFI - Mortgage Loan Schedule

                                                         Cut-Off
                   Original       Cut-Off     Cut-Off    Net         Cut-Off
Ctrl         Loan  Principal      Principal   Mortgage   Mortgage    Payment
Number       Id    Balance        Balance     Rate       Rate        Amount
------       ----  ---------      ---------   --------   --------    -------
850331-0       62  5,100,000      5,094,602    7.9600    7.8100     39,227.58
Borr Name:ICI ("Tustin/Katella)       Prop Name:1237 N. Tustin Ave.
------------------------------------------------------------------------------
850283         24  4,500,000      4,478,186    8.5500    8.4000     35,634.00
Borr Name:Towers at S. Towne # 2      Prop Name:Towers at South Towne
------------------------------------------------------------------------------
850291         25  4,150,000      4,128,521    8.1800    8.0300     32,526.79
Borr Name:Wimbledon Court             Prop Name:Wimbledon SC
------------------------------------------------------------------------------
850288         26  3,800,000      3,788,325    8.5800    8.4300     29,434.43
Borr Name:Hood College Farm           Prop Name:College Park Plaza SC
------------------------------------------------------------------------------
850280         27  3,645,000      3,633,618    8.4200    8.2700     27,820.50
                                      Prop Name:Hoover Marketplace SC
------------------------------------------------------------------------------
850295         30  3,550,000      3,526,189    8.3800    8.2300     29,487.05
Borr Name:St. Michael Investments     Prop Name:Enea Plaza II
------------------------------------------------------------------------------
850251          2  3,550,000      3,479,594    8.5100    8.3600     28,208.74
Borr Name:North Moorpark              Prop Name:Conejo Valley Plaza
------------------------------------------------------------------------------
850305-2       43  3,300,000      3,273,118    8.7800    8.6300      3,040.30
Borr Name:Jacob M. Peyser             Prop Name:State of California
------------------------------------------------------------------------------
850265          7  3,300,000      3,271,723    8.8000    8.6500     27,162.56
Borr Name:Selsa Plaza Co.             Prop Name:Selma Plaza
------------------------------------------------------------------------------
850299-9       46  3,250,000      3,244,064    8.5100    8.3600     25,012.72
Borr Name:The Pueblo at Summerlin     Prop Name:Pueblo at Sumerlin
------------------------------------------------------------------------------
850258         31  3,200,000      3,184,301    8.5100    8.3600     25,788.83
Borr Name:Plaza Freeway               Prop Name:Plaza freeway
------------------------------------------------------------------------------
850274         19  3,200,000      3,174,041    9.4000    9.2500     29,619.54
Borr Name:Welsh Trust                 Prop Name:Arlon Inc.
------------------------------------------------------------------------------
850307         40  3,100,000      3,091,014    8.5600    8.4100     25,087.51
Borr Name:ASG Colleyville Realty      Prop Name:Village Park SC
------------------------------------------------------------------------------
850313-8       45  3,000,000      2,991,417    8.6400    8.4900     24,440.50
Borr Name:Westridge Tech Center, LP   Prop Name:Westridge Tech Center
------------------------------------------------------------------------------
850316-1       42  2,940,000      2,926,407    8.8300    8.6800     26,131.36
Borr Name:14490 Catalina Street LLC   Prop Name:Otis Spunkmeyer
------------------------------------------------------------------------------
850337-7       57  2,600,000      2,594,835    8.3700    8.2200     20,708.62
Borr Name:Jerry Saxton                Prop Name:Plantation West
------------------------------------------------------------------------------
850301         34  2,590,000      2,556,572    8.2000    8.0500     25,970.13
Borr Name:EDO Partners # 1            Prop Name:State of California
------------------------------------------------------------------------------


           First     Next                            Remain   Orig    Remain
Closing    Interest  Due       Maturity  Orig  Seas  Stated   Amort   Amort   Cut-Off  Cut-Off      Loan
Date       Date      Date      Date      Term  Term  Term     Term    Term    LTV      DSCR         Count

10/13/95   12/01/95  01/01/96  10/01/05   119     1     138     300     299    72.25      1.45            1
   Prop Type:Retail               Addr:1237, 1267-1273 H. Tustin Ave.   City:Orange        ,CA      Zip:92667
 --------   --------   --------  -------- ----------------------------------------------------  ---------
05/26/95   07/01/95  01/01/96  07/01/05   121     6     115     324     318    53.95      1.80            1
   Prop Type:Office               Addr:406 N. South Jordan Pkwy         City:South Jorda   ,UT      Zip:84095
 --------   --------   --------  -------- ----------------------------------------------------  ---------
06/02/95   08/01/95  01/01/96  06/01/02    83     5      78     300     295    69.97      1.51            1
   Prop Type:Retail               Addr:4101 South Cooper Street         City:Arlington     ,TX      Zip:76015
 --------   --------   --------  -------- ----------------------------------------------------  ---------
06/08/95   08/01/95  01/01/96  07/01/05   120     5     115     360     355    71.48      1.37            1
   Prop Type:Retail               Addr:805, 901-931 West 7th Street     City:Frederick     ,MD      Zip:21701
 --------   --------   --------  -------- ----------------------------------------------------  ---------
06/13/95   08/01/95  01/01/96  07/01/02    84     5      79     300     355    74.77      1.41            1
   Prop Type:Retail               Addr:1075 East Bullard Avenue         City:Fresno        ,CA      Zip:93710
 --------   --------   --------  -------- ----------------------------------------------------  ---------
06/29/95   08/01/95  01/01/96  07/01/02    84     5      79     264     259    74.24      1.30            1
   Prop Type:Retail               Addr:6694-6698 Amador Plaza Road      City:Dublin        ,CA      Zip:94568
 --------   --------   --------  -------- ----------------------------------------------------  ---------
03/24/95   05/01/94  01/01/96  04/01/02    96    20      76     300     280    63.27      1.49            1
   Prop Type:Retail               Addr:1330 and 1334 to 1378A Moorpar   City:Thousand Oa   ,CA      Zip:91360
 --------   --------   --------  -------- ----------------------------------------------------  ---------
08/21/95   10/01/95  01/01/96  09/01/10   180     3     177     180     177    56.43      1.36            1
   Prop Type:Office               Addr:1430 Howe Avenue                 City:Sacramento    ,CA      Zip:95825
 --------   --------   --------  -------- ----------------------------------------------------  ---------
12/22/94   02/01/95  01/01/96  01/01/02    84    11      73     300     289    71.12      1.44            1
   Prop Type:Retail               Addr:2701-2827 Whitson Avenue         City:Selma         ,CA      Zip:93662
 --------   --------   --------  -------- ------------------------------------ ------- -------  ---------
08/29/95   10/01/95  01/01/96  09/01/05   120     3     117     360     357    58.56      1.88            1
   Prop Type:Retail               Addr:8401-8475 West Lake Head Boule   City:Las Vegas     .NV      Zip:89128
----------  ----------  --------- ---------- ---------------------------------------- --------  -------- -----------
06/29/95   08/01/95  01/01/96  07/01/05   120     5     115     300     295    66.34      1.35            1
   Prop Type:Retail               Addr:42142-42170 Big Bear Boulevard   City:Big Bear Lake ,CA      Zip:92315
----------  ----------  --------- ---------- ---------------------------------------- --------  -------- -----------
05/08/95   07/01/95  01/01/96  06/01/05   120     6     114     240     234    53.76      1.30            1
   Prop Type:Industrial           Addr:2811 South Harbor Boulevard      City:Santa Ana     ,CA      Zip:92704
 --------   --------   --------  -------- ------------------------------------ ------- -------  ---------
08/01/95   10/01/95  01/01/96  08/01/02    83     3      80     300     297    63.08      1.63         1
   Prop Type:Retail               Addr:Village Park Shopping Center     City:Colleyville   ,TX   Zip:76034
----------------------------------------------------------------------------------------------
08/25/95   10/01/95  01/01/96  09/01/02    84     3      81     300     297    66.48      1.37         1
   Prop Type:Industrial           Addr:2000-2020 Westridge Drive        City:Irving        ,TX      Zip:75038
 --------   --------   --------  -------- ------------------------------------ ------- -------  ---------
08/16/95   10/01/95  01/01/96  08/01/02    83     3      80     240     237    69.68      1.15         1
   Prop Type:Industrial           Addr:14410-14490 Catalina Street      City:San Leandro   ,CA   Zip:94577
-------------------------------------------------------------------------------------------------------------------------
09/28/95   11/01/95  01/01/96  10/01/05   120     2     118     300     298    75.21      1.35         1
   Prop Type:Multifamily          Addr:Plantation West Apartments, 61   City:Hurst         ,TX       Zip:76053
------ ---------------------------------------------------------------------------------------- ------- -----------------
07/18/95   09/01/95  01/01/96  08/01/05   120     4     116     168     164    68.54      1.16       1
   Prop Type:Office               Addr:1045 Tierra Del Rey              City:Chula Vista   ,CA       Zip:92199
-------------------------------------------------------------------------------------------------------------------------

CS First Boston - 12/19/95 17.01.01

                                                           Cut-Off
                     Original      Cut-Off     Cut-Off     Net          Cut-Off              First      Next
Ctrl        Loan     Principal     Principal   Mortgage    Mortgage     Payment   Closing    Interest   Due
Number      Id       Balance       Balance     Rate        Rate         Account   Date       Date       Date
------      ----     ---------     ---------   --------    --------     -------   -------    --------   ----
850275        17     2,560,000     2,544,871     9,4500      9,3000   22,277,72   04/07/95   06/01/95   01/01/96
Borr Name: Mernel & Katona (La Verne)  Prop Name: LaVerne Plaza                   Prop Type: Retail
----------------------------------------------------------------------------------------------------------------
850271        20     2,400,000     2,391,666     8,8100      8,6600   18,963,75   05/16/95   07/01/95   01/01/96
Borr Name:Venus Partners III           Prop Name: Southlake Marketplace           Prop Type: Retail
----------------------------------------------------------------------------------------------------------------
850259         6     2,400,000     2,387,445    10,2900     10,1400   21,577,83   11/30/94   01/01/95   01/01/96
Borr Name:DSC Vegas                    Prop Name: Sunset Place                    Prop Type: Retail
----------------------------------------------------------------------------------------------------------------
850267        10     2,340,000     2,316,000     8,2500      8,1000   18,379,00   01/12/95   03/01/95   01/01/96
Borr Name:Lawson Partners              Prop Name: 1015 Lawson                     Prop Type: Industrial
----------------------------------------------------------------------------------------------------------------
850277        22     2,300,000     2,291,511     9,2800      9,1300   18,971,56   05/01/95   06/01/95   01/01/96
Borr Name:Geary Investments (Malcolm)  Prop Name: Rheem Valley SE                 Prop Type: Retail
----------------------------------------------------------------------------------------------------------------
850261        11     2,300,000     2,282,479     8,5000      8,3500   18,469,90   01/25/95   03/01/95   01/01/96
Borr Name:Lucking/Dazig                Prop Name: Discovery Plaza                 Prop Type: Retail
----------------------------------------------------------------------------------------------------------------
850301        35     2,020,000     1,997,686     8,6300      8,4800   20,045,79   07/28/95   09/01/95   01/01/96
Borr Name:Refter                       Prop Name: County of San Bernandino        Prop Type: Office
----------------------------------------------------------------------------------------------------------------
850266        13     1,960,000     1,951,373     9,6800      9,5300   16,738,76   07/27/95   04/01/95   01/01/96
Borr Name:CDC Investments              Prop Name: Scottsdale Springs              Prop Type: Multifamily
----------------------------------------------------------------------------------------------------------------
850294        29     1,900,000     1,890,054     8,1100      7,9600   14,803,23   06/28/95   08/01/95   01/01/96
Borr Name:Bonanza Farms                Prop Name: Westwood Villa                  Prop Type: Multifamily
----------------------------------------------------------------------------------------------------------------
850297        38     1,870,000     1,863,308     9,0500      8,9000   15,757,06   08/01/95    09/01/95   01/01/96
Borr Name:Interpark JV                 Prop Name: Interpark                       Prop Type: Industrial
----------------------------------------------------------------------------------------------------------------
850244         3     1,850,000     1,828,315     8,6300      8,4800   14,954,55   07/21/94   09/01/95   01/01/96
Borr Name:Sycamore Plaza               Prop Name: Sycamore Plaza                  Prop Type: Industrial
----------------------------------------------------------------------------------------------------------------
850272        14     1,700,000     1,681,301     9,8900      9,7400   16,781,66   03/16/95   05/01/95   01/01/96
Borr Name:Alda                         Prop Name: Old Town Hall Annex             Prop Type: Retail
----------------------------------------------------------------------------------------------------------------
850278        39     1,650,000     1,644,144     9,1000      8,9500   13,959,90   08/01/95   09/01/95   01/01/96
Borr Name:Walnut Center                Prop Name: Walnut Center                   Prop Type: Industrial
----------------------------------------------------------------------------------------------------------------
850319-5      50     1,627,000     1,619,937     8,7900      8,6400   14,423,96   09/03/95   10/01/95 01/01/96
Borr Name:Craig Norton                 Prop Name: 5800 College Avenue             Prop Type: Retail
----------------------------------------------------------------------------------------------------------------
850334-4      56     1,550,000     1,545,112     8,6200      8,4700   13,569,21   09/28/95   11/01/95 01/01/96
Borr Name:Epus (aka Eibach)            Prop Name: Elbach Springs                  Prop Type: Industrial
----------------------------------------------------------------------------------------------------------------
850283        18     1,500,000     1,484,667     9,3800      9,2300   13,864,54   04/27/95   06/01/95 01/01/96
Borr Name:EFP Partners                 Prop Name: Airbourne Express               Prop Type: Industrial
----------------------------------------------------------------------------------------------------------------
850266        15     1,450,000     1,440,425     9,6300      9,4800   12,799,88   03/24/95   05/01/95 01/01/96
Borr Name:Santander S.J                Prop Name: Jacinto Plaza                   Prop Type: Retail
----------------------------------------------------------------------------------------------------------------

                         Regain    Orig    Regain
Maturity   Orig   Seas   Stated    Amort   Amort    Cut-Off   Cut-Off   Loan
Date       Term   Term   Term      Term    Term     LTV       OSCR      Count
--------   ----   ----   ------    -----   ------   -------   -------   -----
05/01/05    120      7      113      360      293     70.69      1.34       1
 Addr:2080-2085 Foothill Boulevard            City:LaVerne           ,CA    Zip:91790
-------------------------------------------------------------------------------
06/01/05    120      6      114      360      354     74.74      1.47       1
 Addr:Section F 1700 South Lake Boule         City:South Lake        ,TX    Zip:76092
-------------------------------------------------------------------------------
12/01/01     84     12       72      360      348     70.22      1.44       1
 Addr:3720 & 3740 East Sunset Road            City:Las Vegas         ,NV    Zip: 89121
-------------------------------------------------------------------------------
02/01/02     84     10       74      300      290     56.50      1.56       1
 Addr:1015-1034 Lawson Street                 City:Industry          ,CA    Zip: 91748
-------------------------------------------------------------------------------
06/01/02     85      7       78      360      353     72.52      1.19       1
 Addr:564-578 Center Street and 580           City:Moraga            ,CA    Zip: 94556
-------------------------------------------------------------------------------
02/01/05    120     10      110      300      290     58.54      1.45       1
 Addr:Ray Lawyer Drive                        City:Placerville       ,CA    Zip:95667
-------------------------------------------------------------------------------
08/01/10    180      4      176      180      176     57.90      1.76       1
 Addr:1627 East Holt Avenue                   City:Ontario           ,CA    Zip:92764
-------------------------------------------------------------------------------
03/01/02     84      9       75      360      351     63.98      1.39       1
 Addr:0155 E. Roosevelt St.                   City:Scottsdale        ,AZ    Zip:85257
-------------------------------------------------------------------------------
07/01/05    120      5      115      300      295     65.17      1.52       1
 Addr:1990 West Main Street                   City:El Central        ,CA    Zip:92243
-------------------------------------------------------------------------------
08/1/02      84      4       80      300      296     70.05      1.45       1
 Addr:11505 West Little York Road, 1          City:Houston           ,TX    Zip:77041
-------------------------------------------------------------------------------
06/15/02     94     16       79      300      284     68.99      1.49       1
 Addr:32118, 32112 & 32124 Paseo Adel         City:San Juan Capis    ,CA    Zip:92675
-------------------------------------------------------------------------------
04/01/05    120      8      112      240      232     67.93      1.40       1
 Addr:180 West Peckhem Lane                   City:Reno              ,NV    Zip:89509
-------------------------------------------------------------------------------
07/01/02     83      1       79      300      296     74.73      1.42       1
 Addr:2400 Walnut Ridge Street                City:Dallas            ,TX    Zip:75229
-------------------------------------------------------------------------------
10/01/05    121      3      118      240      237     67.36      1.35       1
 Addr:5800-5820 College Avenue                City:Oakland           ,CA    Zip:94618
-------------------------------------------------------------------------------
10/01/05    120      2      118      240      238     58.98      1.25       1
 Addr:17811 Gillette                          City:Ervine            ,CA    Zip:92714
-------------------------------------------------------------------------------
05/01/05    120      7      113      240      233     63.94      1.25       1
 Addr:2575 E, Bayshore Boulevard              City:Redwood City      ,CA    Zip:94063
-------------------------------------------------------------------------------
04/01/05    120      8      112      300      292     57.62      1.66       1
 Addr:2300-2324 San Jacinto Blvd              City:Denton            ,TX    Zip:76205
-------------------------------------------------------------------------------

CSFBNSC SERIES 1995-WF1 - Mortgage Loan Schedule

                                                              Cut-off
                      Original      Cut-off      Cut-off      Net          Cut-off
Ctrl       Loan       Principal     Principal    Mortage      Mortage      Payment     Closing
Number     Id         Balance       Balance      Rate         Rate         Amount      Date
------     ----       ---------     ---------    -------      -------      -------     -------
850308-8     49       1,425,000     1,420,794     8.4500       8.3000    11,426.52     08/31/95
Borr Name: Centre Tech Parkway Associates    Prop Name: Centre Tech Plaza
-----------------------------------------------------------------------------------------------
850335-1     55       1,425,000     1,420,461     8.5400       8.3900    12,402.58     09/25/95
Borr Name: Jasitas & Whittemore              Prop Name: 1050-1070 East Dominguez
-----------------------------------------------------------------------------------------------
850253-6      4       1,350,000     1,334,392     8.4000       7.8500    10,354.22     08/02/94
Borr Name: Geller/ 3330 Geary                Prop Name: 3330 Geary Street
-----------------------------------------------------------------------------------------------
850321-1     59       1,125,000     1,122,907     8.7700       8.6200     9,246.41     09/29/95
Borr Name: Donn Huff                         Prop Name: 345 Coney Island Drive
-----------------------------------------------------------------------------------------------
850294       32       1,100,000     1,087,924     8.7000       8.5500    10,901.48     07/07/95
Borr Name: Cox                               Prop Name: Sacramento Theatrical Light
-----------------------------------------------------------------------------------------------
850270        8       1,050,000     1,039,108     8.8200       8.6700     8,632.58     12/14/94
Borr Name: Stagliano                         Prop Name: Endar Corp.
-----------------------------------------------------------------------------------------------
850312-0     40       1,000,000       997,227     8.8300       8.6800     8,275.86     08/21/95
Borr Name: Stagliano, Vincent & Peggy        Prop Name: 2200-2236 South Vineyard Ave
-----------------------------------------------------------------------------------------------
850306       36       1,000,000       996,258     8.7800       8.6300     8,241.83     07/31/95
Borr Name: Rancho Arjon                      Prop Name: Parisian Bread
-----------------------------------------------------------------------------------------------
850326-0     60       1,000,000       994,560     8.7200       8.5700     9,976.78     09/28/95
Borr Name: Holinaro, Victor P & Janean       Prop Name: HHM Carpets
-----------------------------------------------------------------------------------------------
850294       33         990,000       983,790     8.7200       8.5700     8,729.79     07/20/95
Borr Name: Latt                              Prop Name: Blockbuster/ Radio Shack
-----------------------------------------------------------------------------------------------
850322-9     54         920,000       915,009     8.7500       8.6000     9,194.93     09/25/95
Borr Name: Clarke, Reece (Ridgepoint-Apart)  Prop Name: Ridge Point
-----------------------------------------------------------------------------------------------
850290-8     48         900,000       897,574     9.0000       8.8500     7,552.77     08/30/95
Borr Name: Guss Gianulias                    Prop Name: Auburn Plaza
-----------------------------------------------------------------------------------------------
850269       12         800,000       781,097     9.4200       9.2700     8,315.22     02/17/95
Borr Name: Fiddyment                         Prop Name: OfficeHax
-----------------------------------------------------------------------------------------------
Total               244,952,086   243,880,562

First       Next                                     Regain  Orig    Regain
Interest    Due        Maturity    Orig      Seas    Stated  Amort   Amort   Cut-off  Cut-off  Loan
Date        Date       Date        Term      Term    Term    Term    Term    LTV      DSCR     Count
--------    ----       --------    ----      ----    ------  -----   ------  -------  -------  -----
10/01/95    01/01/96   09/01/02      84         3        81    300      297    67.65      1.6      1
Prop Type: Retail         Addr: 15600-15660 East 6th Avenue       City: Aurora         .CO       Zip: 80011
------------------------------------------------------------------------------------------------------
11/01/95    01/01/95   10/01/02      84         2        82    240      238    74.76     1.36      1
Prop Type Industrial     Addr: 1050 end 1070 E. Dominguez Str     City: Carson         .CA       Zip: 90745
------------------------------------------------------------------------------------------------------
10/01/94    01/01/96   08/02/01      83        15        69    300      285    47.91     1.92      1
Prop Type:Office         Addr: 3330 Geary Boulevare               City: San Francisco  .CA       Zip: 94118
------------------------------------------------------------------------------------------------------
11/01/95    01/01/96   10/01/05     120         2       118    300      298    74.86     1.51      1
Prop Type:Industrial     Addr: 345-445 Coney Island Drive         City: Sparks         .NV       Zip: 89431
------------------------------------------------------------------------------------------------------
09/01/95    01/01/96   07/01/10     179         4       175    180      176    73.76      1.2      1
Prop Type:Industrial     Addr: 950 Richards Blvd                  City: Sacramento     .CA       Zip: 95814
------------------------------------------------------------------------------------------------------
02/01/95    01/01/95   01/01/02      84        11        73    300      289    49.72     2.34      1
Prop Type:Industrial     Addr: 28780 Single Dak Drive             City: Temecula       .CA       Zip: 92590
------------------------------------------------------------------------------------------------------
10/01/95    01/01/95   09/01/05     120         3       117    300      297    57.81     1.67      1
Prop Type:Industrial     Addr: 2200-2236 South Vineyard           City: Ontario        .CA       Zip: 91760
------------------------------------------------------------------------------------------------------
09/01/95    01/01/96   08/01/05     120         4       116    300      296    75.47     1.29      1
Prop Type:Industrial     Addr: 8049 Arjons Drive                  City: San Diego      .CA       Zip: 92126
------------------------------------------------------------------------------------------------------
11/01/95    01/01/96   10/01/10     180         2       178    180      178    66.30     1.29      1
Prop Type:Retail         Addr: 3063 & 3075 Alvarado Street        City: San Leandro    .CA       Zip: 94577
------------------------------------------------------------------------------------------------------
09/01/95    01/01/96   08/01/05     120         4       116    240      236    47.76     1.59      1
Prop Type:Retail         Addr: 14936-14942 Ventura  Boulevard     City: Sherman Oaks   .CA       Zip: 91403
------------------------------------------------------------------------------------------------------
11/01/95    01/01/96   09/01/10     179         2       177    180      178    65.36     1.25      1
Prop Type:Multifamily    Addr: 2981 Ridge Avenue                  City: Macon          .CA       Zip: 31204
------------------------------------------------------------------------------------------------------
10/01/95    01/01/96   08/01/02      83         3        80    300      297    69.04     1.40      1
Prop Type:Retail         Addr: 5154 Auburn Boulevard              City: Sacramento     .CA       Zip: 95841
------------------------------------------------------------------------------------------------------
04/01/95    01/01/96   03/01/10     180         9       171    180      171    27.70     2.36      1
Prop Type:Retail         Addr: 312 North Sunrise Blvd             City: Roseville      .CA       Zip: 95661
------------------------------------------------------------------------------------------------------

CS First Boston - 12/19/95 17.01.01

                                   EXHIBIT I


                   FORM OF INITIAL CERTIFICATION OF TRUSTEE



                                                               December __, 1995


CS First Boston Mortgage Securities Corp.
Park Avenue Plaza
55 East 52nd Street
New York, New York 10055

Wells Fargo Bank, National Association
343 Sansome Street, 11th Floor
San Francisco, California 94104

     Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to CS First Boston Mortgage Securities Corp. Commercial Mortgage
          Pass-Through Certificates, Series 1995-WF1
          ----------------------------------------------------

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned hereby certifies that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted hereto, it has received files purporting to contain documents relating to each of the Mortgage Loans described in the Mortgage Loan Schedule. The Trustee has made no examination of any documents contained in said files. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or
(ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

          Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                               LASALLE NATIONAL BANK,
                                 as Trustee



                               By:______________________________
                                  Authorized Representative

                                   EXHIBIT J


                    FORM OF FINAL CERTIFICATION OF TRUSTEE


                                                         ________________, 199__



CS First Boston Mortgage Securities Corp.
Park Avenue Plaza
55 East 52nd Street
New York, New York 10055

Wells Fargo Bank, National Association
343 Sansome Street, 11th Floor
San Francisco, California 94104

          Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to CS First Boston Mortgage Securities Corp. Commercial Mortgage
               Pass-Through Certificates, Series 1995-WF1
               ----------------------------------------------------

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement, the undersigned hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the related Mortgage File and has determined that, subject to the exceptions noted hereto, (i) all documents required to be included in the Trustee Mortgage File pursuant to the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan, (iii) based on an examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule as to the matters described in items (i) and (ii) in the definition of "Mortgage Loan Schedule" respecting such Mortgage Loans accurately reflects the information contained in the documents in the Trustee Mortgage File, and (iv) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. Attached hereto is the Loan Exception Report, which indicates the document exceptions. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                               LASALLE NATIONAL BANK,
                                 as Trustee



                               By:______________________________
                                  Authorized Representative

                                   EXHIBIT K

                          FORM OF REQUEST FOR RELEASE


To:  LaSalle National Bank
     26 Northwest Point Blvd. Suite 800
     Elk Grove Village, IL  60007
     Attn:  ABS Collateral Services - CS First Boston 1995-WF1


                                                         __________ ____, 19____



          In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of December 1, 1995, among CS First Boston Mortgage Securities Corp., as Depositor, the undersigned, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V., as Fiscal Agent and you, as Trustee (the "Pooling and Servicing Agreement"), the undersigned hereby requests the release of the Trustee Mortgage File held by you as Trustee with respect to the Mortgage Loan described below for the reason indicated below.

Loan No.:

Mortgagor's Name:

Address:

Reason for requesting file:

____  1.  Mortgage Loan paid in full.
          (The [Master Servicer] [Special Servicer] hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be, following the [Master Servicer's] [Special Servicer's] release of the Trustee Mortgage File, credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

____  2.  Mortgage Loan repurchased.
          (The [Master Servicer] [Special Servicer] hereby certifies that the Purchase Price has been credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

____  3.  Mortgage Loan substituted.
          (The [Master Servicer] [Special Servicer] hereby certifies that a Replacement Mortgage Loan or Loans has been assigned and delivered to you along with the related Trustee Mortgage File pursuant to the Pooling and Servicing Agreement.)

____  4.  The Mortgage Loan is being foreclosed.

____  5.  Other.  (Describe)

      The undersigned acknowledges that the above Trustee Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Replacement Mortgage Loan or Loans (in which case the Trustee Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

      Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.



                               [Master Servicer] [Special Servicer]



                               By:________________________
                               Name:
                               Title:

                                   EXHIBIT L

                   FORM OF TRANSFEROR REPRESENTATION LETTER


                               __________ ____, 19____


CS First Boston Mortgage Securities Corp.
Park Avenue Plaza
55 East 52nd Street
New York, New York 10055

LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, IL  60603-4107
Attn:  ABS Collateral Services - CS First Boston 1995-WF1


          Re:  Commercial Mortgage Pass-Through Certificates,
               Series 1995-WF1, Class [E] [F] [G] [A-X]
               ------------------------------------------------

Ladies and Gentlemen:

          Reference is made to the sale by __________ (the "Seller") to _____________ (the "Purchaser") of the Commercial Mortgage Pass-Through
Certificates, Series 1995-WF1, Class [   ] (the "Certificates"), issued
pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1995 among CS First Boston Mortgage Securities Corp. as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate.

                               Very truly yours,

                               ______________________________
                               (Seller)



                               By:______________________________
                               Name:
                               Title:

                                   EXHIBIT M

                    FORM OF INVESTOR REPRESENTATION LETTER


                                     __________ ____, 19____


CS First Boston Mortgage Securities Corp.
Park Avenue Plaza
55 East 52nd Street
New York, New York 10055

LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, IL  60603-4107
Attn:  ABS Collateral Services - CS First Boston 1995-WF1


          Re:  Commercial Mortgage Pass-Through Certificates,
               Series 1995-WF1, Class E, Class F, Class G and Class A-X
               --------------------------------------------------------

Ladies and Gentlemen:

          ____________________ (the "Purchaser") intends to purchase from
_____________________________ (the "Seller") the Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, Class [______] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1995 among CS First Boston Mortgage Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) neither the Depositor, the Master Servicer nor the Trustee is required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

               [2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof].

               3. The Purchaser is either (i) (a) a substantial, sophisticated investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act or (ii) a "qualified institutional buyer" as defined in Rule 144A under the Act.

               4. The Purchaser has been furnished with, and has had an opportunity to review, a copy of the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.

               5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               6. The Purchaser is not any employee benefit plan or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code"), nor a Person acting, directly or indirectly, on behalf of or with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such plan, or to any person acting on behalf of or with "plan assets" of such plan, will not be made unless such plan or person delivers an opinion of counsel, addressed and satisfactory to the Trustee and the Depositor, to the effect that the purchase and holding of a Certificate by, on behalf of or with "plan assets" of such plan would not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. The Purchaser understands that under current law such an opinion may not be available.

                               Very truly yours,

                               _________________________________



                               By:______________________________
                               Name:
                               Title:

                                   EXHIBIT N

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT


STATE OF ____________  )
                          : ss.:
COUNTY OF ___________     )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class [R-I] [R-II] Certificates (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ____________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-I] [R-II] Certificates, and (iii) is acquiring the Class [R-I] [R-II] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization". (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class [R-I] [R-II] Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-I] [R-II] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class [R-I] [R-II] Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and any person holding the Class [R-I] [R-II] Certificate as nominee for another person.)

          5. That the Owner is aware that the Trustee will not register the Transfer of any Class [R-I] [R-II] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I] [R-II] Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I] [R-II] Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

          8.   That the Owner's Taxpayer Identification Number is _____________.

          9. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          10. That no purpose of the Owner relating to the purchase of the Class [R-I] [R-II] Certificate by the Owner is or will be to impede the assessment or collection of tax.

          11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

          13. That no purpose of the Owner relating to any sale of the Class [R-I] [R-II] Certificate by the Owner will be to impede the assessment or collection of tax.

          14. The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

          15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

          16.  The Owner has a net worth of at least $10,000,000.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____.


                               [NAME OF OWNER]


                               By:______________________________
                               [Name of Officer]
                               [Title of Officer]

[Corporate Seal]


ATTEST:


______________________________
[Assistant] Secretary



          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of __________, ____.



                          _______________________________________
                          NOTARY PUBLIC


                          COUNTY OF ___________________________
                          STATE OF ______________________________
                          My Commission expires the ____ day of __________, 19____.

                                                 CS FIRST BOSTON MORTGAGE SECURITIES CORP.                       Determination Date:
                                                 Commercial Mortgage Pass-Through Certificates                             Due Date:
       ----------------
       WELLS FARGO BANK                          Series 1995-WF1                                                         Loan Group:
Portfolio Chararteristics Report


                 AMORTIZATION TYPE
                 -------------------------------------------------------------------------------------------------
                                           Scheduled      % of Total                 At issue       % of Total
                                # of       Principal      Scheduled        # of      Principal       At issue
                      Type      Loans       Balance       Principal       Loans       Balance        Principal
                      ----      -----       -------       ---------       -----       -------        ---------
                 -------------------------------------------------------------------------------------------------
                 Interest Only
                 P&I/Balloon
                 Fully Amort.
                 -------------------------------------------------------------------------------------------------
                 =================================================================================================
                         REMAINING TERM TO MATURITY
                         ---------------------------------------------------------------------------------
                                                                              Scheduled       % of Total
                                                             # of             Principal       Scheduled
                           Minimum         Maximum          Loans              Balance        Principal
                           -------         -------          -----              -------        ---------
                         ---------------------------------------------------------------------------------
                                   0 -            24
                                  25 -            48
                                  49 -            60
                                  61 -            84
                                  85 -           108
                                 109 -           120
                                 121 -           180
                                 181 -           360
                         ---------------------------------------------------------------------------------
                         =================================================================================
                         REMAINING AMORTIZATION TERM
                         ---------------------------------------------------------------------------------
                                                                              Scheduled       % of Total
                                                             # of             Principal       Scheduled
                           Minimum         Maximum          Loans              Balance        Principal
                           -------         -------          -----              -------        ---------
                         ---------------------------------------------------------------------------------
                                   0 -             84
                                  85 -            120
                                 121 -            180
                                 181 -            240
                                 241 -            300
                                 301 -            360
                         ---------------------------------------------------------------------------------
                         =================================================================================



====================================================================================================================================
     Information contained herein has been furnished by borromwers, property managers, or other outside parties and therefore no assurances are made Wells Fargo Bank as to the accuracy or completeness of such information.
====================================================================================================================================

                                   EXHIBIT O


                        FORM OF TRANSFEROR CERTIFICATE


                                     __________ ____, 19____


CS First Boston Mortgage Securities Corp.
Park Avenue Plaza
55 East 52nd Street
New York, New York 10055

Wells Fargo Bank, National Association
343 Sansome Street, 11th Floor
San Francisco, California 94104
Attn: _________________________

          Re:  Commercial Mortgage Pass-Through Certificates,
               Series 1995-WF1, Class [R-I] [R-II]
               -----------------------------------

Ladies and Gentlemen:

          This letter is delivered to you in connection with the sale by ___________________________________ (the "Seller") to _________________________
______________________________________________________ (the "Purchaser") of
$__________ Initial Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, Class [R-I] [R-II] (the "Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1995 among CS First Boston Mortgage Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          1. No purpose of the Seller relating to sale of the Certificate(s) by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit N. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

          4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

          5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

          6. The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                               Very truly yours,



                               (Seller)


                               By:______________________________
                               Name:
                               Title:

                                   EXHIBIT P
                             FORM OF ANNUAL REPORT

          [CERTAIN INFORMATION CONTAINED IN THIS REPORT HAS BEEN PROVIDED BY THE MORTGAGORS, PROPERTY MANAGERS OR OTHER THIRD PARTIES AND SUCH INFORMATION HAS NOT BEEN VERIFIED FOR ACCURACY OR COMPLETENESS BY THE MASTER SERVICER OR SPECIAL SERVICER. THERE CAN BE NO ASSURANCES THAT ANY STATEMENT MADE HEREIN BASED ON SUCH INFORMATION IS COMPLETE OR ACCURATE. IN ADDITION, THERE CAN BE NO ASSURANCES THAT ANY STATEMENT REGARDING FUTURE RESULTS OR PREDICTIONS CONTAINED HEREIN REGARDING ANY MORTGAGE LOAN MAY BE ACCURATE OR WILL ACTUALLY OCCUR. INVESTORS SHOULD BE AWARE SUCH STATEMENTS MAY PROVE TO BE INCORRECT AND SHOULD BE AWARE THAT AN ADVERSE IMPACT ON SUCH INVESTORS MAY RESULT.]

[LOGO OF WELLS FARGO REALTY FINANCE APPEARS HERE]
-------------------------------------------------
WELLS FARGO REALTY FINANCE                                  ASSET STATUS REPORT
-------------------------------------------------------------------------------
                                                        AS OF DATE: ____________
                                                          RUN DATE: ____________

SCHEDULED LOAN INFORMATION
-------------------------------------------------------------------------------
                             __________________________________________________
Borrower Name:               __________________________________________________

                             _____________                         ____________
Spcc. Service or Prior SS:   _____________  Investor Name:         ____________
Investor Number:             _____________  Origination Date:      ____________
Originator:                  _____________  Account Officer:       ____________
Loan Number:                 _____________  Original Loan Balance: ____________
Asset Type:                  _____________  Curr. Sched. Balance:  ____________
Borrower Type:               _____________  Curr. Borrow. Balance: ____________

                             _____________                         ____________
Fixed or Variable Rate:      _____________  Current Interest Rate: ____________
Maturity Date:               _____________  Sched. Monthly Pmt:    ____________
Orig. Term to Maturity:      _____________  Interest Paid to Date: ____________
Remaining Term:              _____________  Princ, Paid to Date:   ____________
Original Amort. Term:        _____________  Current Escrow Bal:    ____________
Remaining Amort.:            _____________  Current Reserve Bal:   ____________
Appraisal Value:             _____________  Appraisal LTV:         ____________
Last Appraisal Date:         _____________  Appraisal Cap Rate:    ____________


PREPAYMENT PENALTY DESCRIPTION:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Box will accomodate comments of any length.)

-------------------------------------------------------------------------------

LOAN COMMENTS:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Box will accomodate comments of any length.)

-------------------------------------------------------------------------------

VARIABLE LOAN INFORMATION (DISPLAYED ONLY IF ARM)
                             _____________                        ____________
Loan Index Deser:            _____________  Pmt. Reset Frequency: ____________
Current Index Rate:          _____________  Payment Reset Date:   ____________
Margin Over Interest:        _____________  Rate Reset Frequency: ____________
Interest Rate Cap:           _____________  Rate Reset Date:      ____________
Interest Rate Floor:         _____________  Rate Adjustment Cap:  ____________
                             _____________                        ____________
Neg. Amort/Negam Cap:        _____________  Payment Adjust Cap:   ____________

VARIABLE LOAN COMMENTS (OPTIONAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Box will accomodate comments of any length.)

--------------------------------------------------------------------------------

Information contained herein has been furnished by borrowers, property managers or other parties and therefore no assurances are made by Wells Fargo Bank nor Wells Fargo Realty Finances as to the accuracy or completeness of such information.

-----------------------------
 WELLS FARGO REALITY FINANCE                                 ASSET STATUS REPORT
--------------------------------------------------------------------------------
                                                     AS OF DATE:________________
                                                       RUN DATE:________________


 PROPERTY INFORMATION (If more than one property, this section prints for each, along with Inspection Information and Market Analysis/Comments)
--------------------------------------------------------------------------------
                         _______________________________________________________
 Property Name:          _______________________________________________________
 Address:                _______________________________________________________

                         ________________                       ________________
 Property Type:          ________________ Leasehold Expiration: ________________
 City:                   ________________ Year Built:           ________________
 State:                  ________________ Not Rentable Sq. Feet:________________
 Zip Code:               ________________ # of Units:           ________________
 Leasehold or Fee Owned: ________________ # of Buildings:       ________________

 INSPECTION INFORMATION
--------------------------------------------------------------------------------
                         ________________                       ________________
 Latest Inspection Date:                  Neighborhood Trend:   ________________
 Overall Condition:      ________________

 INSPECTION COMMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Box will accomodate comments of any length.)

--------------------------------------------------------------------------------


 MARKET ANALYSIS/COMMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Box will accomodate comments of any length.)

--------------------------------------------------------------------------------











Information contained herein has been furnished by borrowers, property managers or other parties and therefore no assurances are made by Wells Fargo Bank nor Wells Fargo Realty Finance as to the accuracy or completeness of such information.

    [LOGO APPEARS HERE]
-----------------------------
 WELLS FARGO REALITY FINANCE                                 ASSET STATUS REPORT
--------------------------------------------------------------------------------
                                                     AS OF DATE:________________
                                                       RUN DATE:________________


 PROPERTY PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                            ----------------------------------------------------
 SOURCE                     ISSUE DATE  9/94 OP STMT  1994 OP STMT  1995 OP STMT
                            ----------------------------------------------------
                            ____________________________________________________
 Date Ended:
 # of Months Reported:
 Annualized?                ____________________________________________________

                            ____________________________________________________
 Gross Rental Income:
 Other Income:
 Expenses Reimbursement:
 Vacancy:
 EGI:
 Operating Expenses:
 Reserves:
 NOI:                       ____________________________________________________

                            ____________________________________________________
 Debt Service:
 Date of Debt Service:
 DSC:
 Tls and Leasing Commission:
 Capital Expenditures:      ____________________________________________________

                            ____________________________________________________
 Cap Rate:
 Property Value:
 LTV:
 Constant Carried:          ____________________________________________________

                            ____________________________________________________
 Physical Occupancy:
 Rent Roll Date:            ____________________________________________________


 PROPERTY PERFORMANCE COMMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Box will accomodate comments of any length.)

--------------------------------------------------------------------------------











Information contained herein has been furnished by borrowers, property managers or other parties and therefore no assurances are made by Wells Fargo Bank nor Wells Fargo Realty Finance as to the accuracy or completeness of such information.

     [LOGO APPEARS HERE]
-----------------------------
 WELLS FARGO REALITY FINANCE                                 ASSET STATUS REPORT
--------------------------------------------------------------------------------
                                                     AS OF DATE:________________
                                                       RUN DATE:________________


 LEASE INFORMATION
--------------------------------------------------------------------------------
 TENANT INFORMATION
                                                                 _______________
                                       TENANT SELECTION CRITERIA:_______________
    Tenant Name    Sq. Feet Leased    Net Rentable Sq. Feet%    Lease Expiration
________________________________________________________________________________

________________________________________________________________________________

 LEASE EXPIRATION SUMMARY
                                                                 _______________
                                        LEASE SELECTION CRITERIA:_______________
     Expires In         Sq. Feet Expiring     % of Total NRA Leased Sq. Ft.
---------------------------------------------------------------------
 This Calendar Year
 1996
 1997
 1998
 1999
 2000 +
---------------------------------------------------------------------

 LEASE COMMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Box will accomodate comments of any length.)

--------------------------------------------------------------------------------


 BORROWER / RECOURSE INFORMATION
--------------------------------------------------------------------------------

                         ______________________
 Recourse:               ______________________


 BORROWER EQUITY COMMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Box will accomodate comments of any length.)

--------------------------------------------------------------------------------

 RESOURCE COMMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Box will accomodate comments of any length.)

--------------------------------------------------------------------------------











Information contained herein has been furnished by borrowers, property managers or other parties and therefore no assurances are made by Wells Fargo Bank nor Wells Fargo Realty Finance as to the accuracy or completeness of such information.

     LOGO APPEARS HERE
-----------------------------
 WELLS FARGO REALITY FINANCE                                 ASSET STATUS REPORT
--------------------------------------------------------------------------------
                                                     AS OF DATE:________________
                                                       RUN DATE:________________


 FINANCIAL REVIEW SUMMARY
--------------------------------------------------------------------------------
                            ____________________________________________________
 Name:                      ____________________________________________________
 Recourse:                  ____________________________________________________
 Financial Stmt. Date:      ____________________________________________________

 Cash:
 Liquid Assets:
 Real Estate:
 Other Assets:
 Liabilities:               ____________________________________________________
                 Net Worth: ____________________________________________________

 Recurring Cash Flow:
 Non-recurring Cash Flow:
 Recurring Expenses:
 Non-recurring Expenses:    ____________________________________________________
             Net Cash Flow: ____________________________________________________

 PERSONAL FINANCIAL STATEMENT COMMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Box will accomodate comments of any length.)

--------------------------------------------------------------------------------











Information contained herein has been furnished by borrowers, property managers or other parties and therefore no assurances are made by Wells Fargo Bank nor Wells Fargo Realty Finance as to the accuracy or completeness of such information.

                                   EXHIBIT Q

                     FORM OF SPECIAL SERVICED ASSET REPORT

          [CERTAIN INFORMATION CONTAINED IN THIS REPORT HAS BEEN PROVIDED BY THE MORTGAGORS, PROPERTY MANAGERS OR OTHER THIRD PARTIES AND SUCH INFORMATION HAS NOT BEEN VERIFIED FOR ACCURACY OR COMPLETENESS BY THE MASTER SERVICER OR SPECIAL SERVICER. THERE CAN BE NO ASSURANCES THAT ANY STATEMENT MADE HEREIN BASED ON SUCH INFORMATION IS COMPLETE OR ACCURATE. IN ADDITION, THERE CAN BE NO ASSURANCES THAT ANY STATEMENT REGARDING FUTURE RESULTS OR PREDICTIONS CONTAINED HEREIN REGARDING ANY MORTGAGE LOAN MAY BE ACCURATE OR WILL ACTUALLY OCCUR. INVESTORS SHOULD BE AWARE SUCH STATEMENTS MAY PROVE TO BE INCORRECT AND SHOULD BE AWARE THAT AN ADVERSE IMPACT ON SUCH INVESTORS MAY RESULT.]

[LOGO OF WELLS FARGO REALTY FINANCE APPEARS HERE]            SPECIALLY SERVICED
------------------------------------------------
WELLS FARGO REALTY FINANCE                                 ASSETS STATUS REPORT
-------------------------------------------------------------------------------
                                                     AS OF DATE: ______________
                                                       RUN DATE: ______________

ASSET INFORMATION
-------------------------------------------------------------------------------
                         _____________________________________________________
Property Name:           _____________________________________________________
                         ________________                         _____________
Property Number:         ________________   Asset Type:           _____________
Date Transferred to SS:  ________________   Cum P&I Advances:     _____________
Date Transferred To MS:  ________________   Cum Other Advances:   _____________
Reason Transferred:      ________________   Appraisal LTV:        _____________
Resolution Status:       ________________   Spec. Svcd. LTV:      _____________
                         ________________                         _____________
NRV $:                   ________________   Last Appraisal Date:  _____________
Breacch Letter Date:     ________________   Appraised Value:      _____________
NOD File Date:           ________________   Appraisal Order Date: _____________

ASSET STATUS SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Box will accomodate comments of any length.)

--------------------------------------------------------------------------------

ASSET STATUS UPDATE SINCE LAST REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Box will accomodate comments of any length.)

--------------------------------------------------------------------------------

ASSET RESOLUTION / DISPOSITION PLAN      COMMITTEE APPROVAL DATE: ______________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Box will accomodate comments of any length.)

-------------------------------------------------------------------------------

NPV ANALYSIS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Box will accomodate comments of any length.)

-------------------------------------------------------------------------------


Information contained herein has been furnished by borrowers, property managers or other parties and therefore no assurances are made by Wells Fargo Bank nor Wells Fargo Realty Finance as to the accuracy or completeness of such information.

[LOGO OF WELLS FARGO REALTY FINANCE APPEARS HERE]          SPECIALLY SERVICED
------------------------------------------------
WELLS FARGO REALITY FINANCE                               ASSET STATUS REPORT
-----------------------------------------------------------------------------
                                                       AS OF DATE:___________
                                                         RUN DATE:___________


REO INFORMATION
-----------------------------------------------------------------------------

REO Acquisition Date:                  ___________________
Net Cash Receipts Since Foreclosure:   ___________________
Net Cash Receipts, Latest Month:       ___________________
Date Listed For Sale:                  ___________________
Listing Price:                         ___________________

COMMENTS ON REO
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
  (Box will accomodate comments of any length.)

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
 (SIGNATURE PANEL)
 (Box will accomodate comments of any length.)

-----------------------------------------------------------------------------


Information contained herein has been furnished by borrowers, property managers or other parties and therefore no assurance are made by Wells Fargo Bank nor Wells Fargo Realty Finance as to the accuracy or completeness of such information.

[LOGO OF WELLS FARGO REALTY FINANCE APPEARS HERE]           SPECIALLY SERVICED
------------------------------------------------
WELLS FARGO REALTY FINANCE                                ASSETS STATUS REPORT
------------------------------------------------------------------------------
                                                    AS OF DATE: _______________
                                                      RUN DATE: _______________


RESOLUTION/DISPOSITION INFORMATION
-------------------------------------------------------------------------------

                                       Event 1     Event 2      Event 3
                                    -------------------------------------------
Resolution/Disposition:             ___________________________________________
Resolution/Disposition Date:        ___________________________________________

                                    ___________________________________________
Proceeds @ Resolution/Disposition:  ___________________________________________
P&I Advances @ Res./Disp:           ___________________________________________
Other Advances @ Res./Disp:         ___________________________________________
Scheduled Balance Before Res./Disp: ___________________________________________
Scheduled Balance After Res./Disp:  ___________________________________________

                                    ___________________________________________
Realized Loss:                      ___________________________________________
Unrealized Loss:                    ___________________________________________

COMMENTS ON RESOLUTION / DISPOSITION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 (Box will accomodate comments of any length.)

-------------------------------------------------------------------------------



Information contained herein has been furnished by borrowers, property managers or other parties and therefore no assurances are made by Wells Fargo Bank nor Wells Fargo Realty Finance as to the accuracy or completeness of such information.

                                   EXHIBIT R

                         [Form of Class R Certificate]

THIS CLASS [R-I] [R-II] CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY ONLY BE MADE IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CS FIRST BOSTON MORTGAGE SECURITIES CORP., THE MASTER SERVICER, THE SPECIAL SERVICER, THE FISCAL AGENT OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA").

THIS CLASS [R-I] [R-II] CERTIFICATE SHALL NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF TO ANY PERSON HAVING A NET WORTH OF LESS THAN $10,000,000. IN THE EVENT THAT THIS CLASS [R-I] [R-II] CERTIFICATE IS PROPOSED TO BE TRANSFERRED, THE PROPOSED TRANSFEREE SHALL BE REQUIRED TO CERTIFY TO THE TRUSTEE THAT IT SATISFIES THE FOREGOING NET WORTH REQUIREMENT.

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS [R-I] [R-II] CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES
(A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF

THIS CLASS [R-I] [R-II] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, OR TO ANY OTHER PROHIBITED TRANSFEREE AS PROVIDED IN THE AGREEMENT, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                      SERIES 1995-WF1, CLASS [R-I] [R-II]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of mortgage loans secured by mortgages on commercial and multifamily property and certain other property held in trust transferred by

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.

             THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE

Certificate No. __

          THIS CERTIFIES THAT ____________________________ is the registered owner of a beneficial interest in the [____________ REMIC]. The ________ REMICs and the __________ REMICs are part of the Trust Fund referred to below consisting of a pool of mortgage loans secured by mortgages on commercial and multifamily property (the "Mortgage Loans") and certain other property held in trust and transferred to the Trust Fund by First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), between the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is one of a duly authorized issue of certificates of CS First Boston Mortgage Securities Corp. designated as its Commercial Mortgage Pass-Through Certificates, Series 1995-WF1, which is comprised of eleven
Classes: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class R-I Certificates and the Class R-II Certificates. Reference is hereby made to the Agreement for a statement of the respective rights and obligations thereunder of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the Holders of the Certificates and the terms upon which the Certificates are issued, authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon paid or payable after the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (ii) the Distribution Account and the Collection Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, (iii) REO Property, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and
(v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Agreement, including a distribution upon termination of the Agreement and the related REMIC created thereby of the amounts which remain on deposit after payment to the holders of all other Certificates of all amounts as set forth in the Agreement. Such funds, if any, will be distributed to the Holder of this Class [R-I] [R-II] Certificate on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing January 22, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the month immediately preceding the month of such distribution (each, a "Record Date").

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of outstanding Certificates affected thereby; provided, however, that no such amendment may (i) reduce in any manner
         --------  -------
the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate, or modify or alter the Master Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's obligations hereunder to make Advances without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of Certificates, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund or (iv) amend these provisions. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          This Class [R-I] [R-II] Certificate is issuable only as a single Certificate without coupons or any denomination. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Class R Certificate evidencing the same rights and obligations, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          Five elections will be made to treat certain assets of the Trust Fund as real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes, and such pool of assets will be designated as "_____________," "_____________" and the "___________." The "regular interests" in __________
shall consist of the Uncertificated Regular Interests and the "residual interest" in the ______________ shall consist of the Uncertificated __ Interest. The "regular interests" in the ____________ shall consist of the Regular Certificates and the "residual interest" in the _____________ shall consist of the Uncertificated __ interest. This Class R Certificate represents ownership of the Uncertificated __ Interest and the Uncertificated __ Interest.

          The obligations and responsibilities of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer under the Agreement shall terminate upon the earlier of: (a) the purchase by the Master Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which purchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

Date:                                        LASALLE NATIONAL BANK,
                                             as Trustee

                                            By:______________________________
                                                  By: Michael Evans
                                                  Title: Vice President



                         CERTIFICATE OF AUTHENTICATION



This is the Class R Certificate referred to in the within-mentioned Agreement.

Date: ________________________


LASALLE NATIONAL BANK,
 as Authenticating Agent



By:______________________________
          Authorized Officer

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________
_______________________________________________________________
_______________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Class R Certificate of a like undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address _________________________
________________________________________________________________
_______________________________________________________________.



Dated: __________ ____, ____

                                  __________________________________________
                                  Signature by or on behalf of
                                  assignor (signature must be signed as
          registered)

                                  __________________________________________
                                  Signature Guaranteed


                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by check mailed to _________
___________________________________________________________________
_________________________________________________________________. This
information is provided by the assignee named above, or its agent.

                                   EXHIBIT S

                  Form of Statement Pursuant to Section 4.04

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1995-WF1

     The information set forth below is provided to you at your request pursuant to Section 4.04(a) of the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), among the Depositor, Wells Fargo Bank, National Association, as Master Servicer and as the initial Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank, as Trustee. Capitalized terms used herein shall have the meanings set forth in the Agreement.

     As of ________ __, ______ (the Determination Date relating to the Distribution Date which occurred on __________ __, _____), the following information is set forth pursuant to Section 4.04(a) of the Agreement:

                 [SET FORTH THE ITEMS OF INFORMATION REQUIRED
                    BY SECTION 4.04(a) AS SET FORTH BELOW]

                    (i) the amount of such distribution representing principal of the Mortgage Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, the portion of such distribution, if any, representing a Monthly Advance of principal and the amount and the respective Certificate Principal Balances of all Classes after giving effect to such distributions;

                   (ii) the amount of such distribution representing interest on the Mortgage Loans and the portion of such distribution, if any, representing a Monthly Advance of interest;

                  (iii) the aggregate Principal Balances of the Mortgage Loans as of the close of business at the end of the related Due Period;

                   (iv) the outstanding principal balance of each REO Account Mortgage Loan as of the close of business at the end of the related Due Period and the appraised value of the related REO Account Property per the most recent appraisal obtained;

                    (v) the respective amounts, if any, of Realized Losses allocated to the respective Classes of Certificates with respect to such Distribution Date and cumulative Realized Losses;

                   (vi) the aggregate amount of Servicing Fees retained by or paid to the Master Servicer in respect of the related Due Period;

                  (vii) the aggregate amount of the Special Servicer Fees, the Workout Fees and Extension Fees paid to the Special Servicer in respect of the related Due Period; and

                 (viii) the applicable Certificate Rates on the Certificates for the related Distribution Date;

                   (ix) the amount, if any, by which the aggregate Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Balance of all outstanding Certificates after giving effect to all distributions;

                    (x) whether a Trigger Event has occurred with respect to a Class of Certificates;

                   (xi) the aggregate Appraisal Reductions for the related Distribution Date;

                  (xii) a report of historical and current Prepayments listing the loan number, Principal Balance, Principal Prepayment amount and any information as to whether the Principal Prepayment has a curtailment, an REO Property liquidation or a payoff in full, and a list of Mortgage Loans prepaid during the related Prepayment Period.

                                   EXHIBIT T

              SELLER'S REPRESENTATIONS AND WARRANTIES IN RESPECT
                             OF THE MORTGAGE LOANS

               In respect to the Mortgage Loans, the Seller hereby makes the following representations and warranties:

               (1)    Mortgage Loan Schedule. The information set forth with
                      ----------------------
respect to each Mortgage Loan in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date or dates respecting which such information is furnished, except that with respect to calculations set forth in the Mortgage Loan Schedule based upon information provided to the Seller from the related Mortgagors (which information the Seller has reviewed for and concluded as to its reasonableness in accordance with its underwriting guidelines), the Seller makes no representation as to the accuracy of the information so provided.

               (2)    Ownership of Mortgage Loans.  Each Mortgage Loan was
                      ---------------------------
originated by the Seller and, immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, the Seller had good and marketable title to each Mortgage Loan; each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan; as of the Delivery Date the Seller has full right, power and authority to transfer and assign each Mortgage Loans to the Depositor and has validly and effectively transferred (or caused to be transferred) to the Depositor all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any pledge, lien or security interest created by the Seller; and to the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

               (3)    Payment Record. Each Mortgage Loan is current as to all
                      --------------
payments due prior to the Cut-off Date; no payment required under each Mortgage Loan is delinquent more than 30 days or has been delinquent more than 30 days more than once during the twelve-month period immediately preceding the Cut-off Date;

               (4)    Lien. With respect to each Mortgage Loan, the related
                      ----
Mortgage is a valid, subsisting and, subject to paragraph (17) hereof, enforceable first lien on the property therein described, and the related Mortgage Property, including all improvements thereon and all fixtures, including, without limitations, installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or affixed to each Mortgaged Property, is free and clear of all encumbrances and liens having priority over the first lien of each Mortgage,except for (A) liens for real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally , or which are specifically referred to in any title insurance policy contained in the Mortgage File with respect to each Mortgage Loan and either (1) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (2) which do not materially and adversely affect the appraised value of the related Mortgaged Property as set forth in such appraisal or (3) which are insured over or insured against under the applicable title insurance policy in a manner which is generally acceptable to prudent lending institutions, and (C) other matters to which like properties are commonly subject and which do not materially interfere with (1) the benefits of the security intended to be provided by the related Mortgage, (2) the use, enjoyment, value or marketability of the related Mortgaged Property or (3) the ability of the related Mortgagor to pay timely interest and principal on the related Mortgage Loan. For each Mortgage Loan, there are no assignments of all or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable under any lease or other agreement pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, which are outstanding and which have priority to the assignment of leases and rents assigned to the Depositor.

                      The Mortgage File for each Mortgage Loan contains a security agreement and an assignment of rents and the security agreement (together with all Uniform Commercial Code financing statements) and the assignment of rents each creates a valid, subsisting and, enforceable first lien or first priority security interest in all leases, sub-leases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage and all personal property subject to the security agreement (such enforceability being subject to bankruptcy, insolvency, moratorium or other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether enforcement of such remedies is considered in a processing in equity or at law)) and each assignor thereof has the full right to assign the same; the related Mortgage, and all Uniform Commercial Code financing statements necessary or, in accordance with the practice of prudent institutional lenders desirable, to perfect a valid first priority lien on the security interest in all fixtures, personal property, leases and rents constituting security for repayment of each Mortgage Loan have been delivered to the title company and will be recorded and/or filed in all places necessary to provide constructive notice of, or to otherwise perfect, such lien and security interest; any and all continuations and assignments of such financing statements have been timely filed in the appropriate recording offices, and such financing statements perfect a valid first priority lien in favor of the secured party thereunder; notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

               (5)    Waivers and Modifications. None of the terms of the
                      -------------------------
Mortgage Notes and Mortgages have been impaired, waived, altered or modified in any respect, except for eight Mortgage Loans with respect to which the related Mortgage Interest Rates were converted from a floating rate to a fixed rate and which were by written instruments which are part of the Mortgage File; any such instrument has been recorded and/or filed in all places necessary to perfect or continue the Mortgage as a valid first priority lien on the subject property securing all rights under the Mortgage Loan as so modified.

               (6)    No Offset or Defense.  Each Mortgage Loan is not subject
                      --------------------
to any valid right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the related Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the related Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury (subject to any bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally, or by the application of the rules of equity), and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (7)    Mortgage Status. No instrument of subordination,
                      ---------------
cancellation, release, waiver or satisfaction of the related Mortgage or the terms thereof has been executed in connection with the related Mortgage Loan, in whole or in part, and no Mortgagor has been released, in whole or in part, except in connection with any assumption agreement which has been delivered to the Trustee. The terms of each Mortgage do not provide for a release of any portion of the related Mortgaged Property from the lien of such Mortgage except upon payment-in-full.

               (8)    Condemnation. There is no proceeding pending or, to the
                      ------------
best of the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property which could materially interfere with the security intended to be provided by the related Mortgage.

               (9)    Title Insurance.  Each Mortgage Loan is covered by an ALTA
                      ---------------
mortgage title insurance policy, or such other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC (or, to the extent not so acceptable, to prudent mortgage lending institutions), issued by and the valid and binding obligation of a title insurer acceptable to FNMA or FHLMC (or, to the extent not so acceptable, to prudent mortgage lending institutions) and, at the time of issuance thereof, qualified to do business in the jurisdiction where the property subject to the related Mortgage is located, insuring the Seller to the first priority lien of each Mortgage in the original principal amount of the Mortgage Loan subject only to such matters to which like properties are commonly subject and which do not materially interfere with the benefits of the security intended to be provided by each Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property, and which are set forth therein; the Seller is the sole named insured of any such mortgage title insurance policy, the assignment to the Certificateholders of such mortgage title insurance policy does not require the consent of or notification to the insurer and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of Certificateholders upon the consummation of the transactions contemplated by this Agreement; no claims have been made under any such mortgage title insurance policy and the Seller has not done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy. The Seller believes that the insurer issuing each policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Each policy contains no exclusion for or affirmatively insures (a) access to a public road and (b) that there are no encroachments of any part of the buildings thereon over easements (except for any Mortgaged Property located in jurisdictions where such affirmative insurance is not available).

               (10)   No Holdbacks.  The proceeds of each Mortgage Loan have
                      ------------
been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses payable to the Seller in connection with the making of each Mortgage Loan have been paid.

               (11)   No Mortgage Default.  There is no payment default and, to
                      -------------------
the best of Seller's knowledge, no other default, breach, violation or event of acceleration under any Mortgage Note, Mortgage or Lease Assignment that would impair the value of the related Mortgage Loan in any material respect and no event which, with the passage of time or the giving of notice, or both, would constitute a material default or event of acceleration, nor has the Seller waived any such default, and no foreclosure action or other form of enforcement has been commenced with respect to any Mortgage.

               (12)   Other Collateral.  With respect to each Mortgage Loan, the
                      ----------------
related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage (or any related security agreement).

               (13)   Condition of Mortgaged Property. Each Mortgaged Property
                      -------------------------------
is in good repair and condition (normal wear and tear excepted), free of any material damage so as to materially adversely affect the value of such Mortgaged Property, except as disclosed in the engineer's report, if any, delivered as part of the Mortgage File.

               (14)   Environmental Assessment. A third party unaffiliated with
                      ------------------------
the Seller has conducted a "Phase I" environmental assessment on the Mortgaged Property in connection with the origination of the Mortgage Loan and, based upon the Seller's review of such assessment, to the best knowledge of the Seller, no environmental condition exists on the Mortgaged Property which (1) constitutes a material violation of any applicable Environmental Laws the violation of which, individually or in the aggregate, would have a material adverse effect on the value of the related Mortgaged Property, (2) would have a material adverse effect on the use, value or operation of the Mortgaged Property, or (3) would materially affect the Borrower's ability to pay timely the interest and principal on the related Mortgage Loan. The Seller has not received any notices (or copies thereof) issued by any governmental authority or agency of violation of Environmental Laws with respect to any Mortgaged Property.

               (15)   Insurance. Each Mortgaged Property and all improvement
                      ---------
thereon acceptable insurer which has a claims paying ability of not less than either a "B+" rating by the A.M. Best's Key Rating Grade or a "A" rating (or an equivalent rating) by a nationally recognized rating agency against (i) loss by fire and hazards covered by extended coverage in an amount not less than the lesser of the amount of the Mortgage Loan or the replacement cost of the Mortgaged Property, such policies contain a standard mortgage clause naming the Mortgagee and its successors in interest as a loss payee; (ii) business interruptions or rental loss insurance, in an amount at least equal to 12 month s of operations of the related Mortgaged Property; (iii) flood insurance (if any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special hazards; (iv) comprehensive general liability insurance in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence; and (v) workers' compensation insurance. The insurance coverage described in this paragraph requires at least 30 days prior notice to the holder at termination or cancellation, and no such notice has been received which remains uncured; and each Mortgage obligates the related Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon such Mortgagor's failure to do so, authorizes the holder of the

Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor.

               (16)   Mortgage Files.  The Mortgage File for each Mortgage Loan
                      --------------
contains each of the documents and instruments specified to be included therein as of the Cut-off Date duly executed and in due and proper form.

               (17)   Status of Mortgage Documents.  The related Mortgage Note,
                      ----------------------------
Mortgage, any assignment of leases and/or rents for each Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, such enforceability being subject to bankruptcy, insolvency, moratorium or other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law); and to the Seller's knowledge, all parties to the related Mortgage Note had legal capacity to enter into, execute and deliver the same and the related Mortgage Note has been duly and properly executed by such parties.

               (18)   Local Law Compliance.  All inspections, licenses and
                      --------------------
certificates, including certificates of occupancy, to be made or issued with respect to the Mortgaged Properties have been made or obtained, and to the best of the Seller's knowledge, are in full force and effect, and to the Seller's knowledge, each Mortgaged Property is in compliance with applicable laws, ordinances, rules, covenants and restrictions affecting occupancy or use of such Mortgaged Property the violation of which, individually or in the aggregate, would not have a material adverse effect on the value of the related Mortgaged Property.

               (19)   Taxes and Assessments. As of the date of origination of
                      ---------------------
any Mortgage Loan and, to the best of the Seller's knowledge, as of the Closing Date, all taxes, governmental assessments, insurance premiums, water sewer and municipal charges or other outstanding charges affecting any Mortgaged Property which previously became due and owing have been paid.

               (20)   Mechanic Liens. There are no mechanics' or similar liens
                      --------------
or claims filed for work, labor or material and, to the best of the Seller's knowledge, there are no asserted claims for material unpaid amounts which are currently due and payable that under applicable law could give rise to such lien, affecting the related Mortgaged Property and which are or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, unless the same are insured over or insured against under the applicable title insurance policy in a manner which is generally acceptable to prudent lending institutions.

               (21)   Fee Simple. Each Mortgaged Property consists of an estate
                      ----------
in fee simple in real property improved by a multifamily, office, retail, industrial or other commercial building owned by the related Mortgagor.

               (22)   No Shared Appreciation Features. No Mortgage Loan has a
                      -------------------------------
shared appreciation feature, other contingent interest feature or negative amortization.

               (23)   Due on Sale. Each related Mortgage contains provisions for
                      -----------
the acceleration of the payment of the unpaid principal balance of each Mortgage Loan if, without the prior written consent of the holder, the property subject to the Mortgage, or any interest therein, is directly or indirectly transferred or sold, except to the extent permitted under the terms of the Mortgage.

               (24)   No Advances. The Seller has not advanced funds for the
                      -----------
payment of principal and interest, taxes, insurance premiums or any other material amount required by the Mortgage, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest.

               (25)   Real Property. Each Mortgage Loan is principally secured
                      -------------
by an interest in real property within the meaning of Treasury Regulations
Section 1.860G-2(a)(1) as in effect on the date hereof.

               (26)   Zoning and Applicable Law. As of the date of origination
                      -------------------------
of each Mortgage Loan and, to the best of the Seller's knowledge, as of the Closing Date, no improvement located on or which is a part of the related Mortgaged Property is in violation of any applicable zoning law or regulation the violation of which, individually or in the aggregate, would have a material adverse effect on the value of the related Mortgaged Property.

               (27)   Location of Improvements.  For each Mortgage Loan, all
                      ------------------------
improvements which were considered in determining the appraised value of the related Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, except as described in the related title policy and as shown on the surveys, if any, contained in the Mortgage File.

               (28)   Appraisal. In connection with the origination of each
                      ---------
Mortgage Loan, the related Mortgaged Property was appraised by a qualified appraiser approved by the Seller who, to the best of the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; each appraisal was on a form acceptable to FNMA or FHLMC with such riders as are acceptable to FNMA and FHLMC, as the case may be, or was on a form that would have been acceptable to prudent mortgage lending institutions at the time of origination.

               (29)   No Buy-Down Loans. No Mortgage Loan was originated as a
                      -----------------
buy down plan with a graduated payment mortgage provision.

               (30)   Non-recourse Loans. Each Mortgage Loan is a non-recourse
                      ------------------
loan to the related Mortgagor, except for fraud and certain environmental indemnities and other customary recourse provisions set forth therein.

               (31)   Mortgage Provisions. The Mortgage Note, Mortgage and
                      -------------------
assignments of leases for each Mortgage Loan contain customary and enforceable provisions for commercial mortgage loans secured by properties such as the Mortgaged Properties, so as to render the rights and remedies of the holder adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial, or if applicable, nonjudicial foreclosure, subject to the effect of bankruptcy and similar laws affecting the rights of creditor and the application of principles of equity.

               (32)   Trustee Under Deed of Trust. In the case of any Mortgage
                      ---------------------------
that is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serves in accordance with applicable laws. No fees or expenses are payable to the trustee under any deed of trust, except in connection with a trustee's sale after default by the related Mortgagor or in connection with the release of the related Mortgaged Property or related security for the related Mortgage Loan following the payment of the mortgage loan in full.

               (33)   Loan Underwriting.  Each Mortgage Loan was originated in
                      -----------------
accordance with the Seller's underwriting standards in effect at the time of origination of such Mortgage Loan.

               (34)   Financial Statements. Each Mortgage Loan requires the
                      --------------------
related Mortgagor to provide the Seller with quarterly rent rolls and annual operating statements and other related information.

               (35)   Escrow Deposits. All escrow deposits and payments relating
                      ---------------
to each Mortgage Loan are in the possession or under the control of the Seller or its affiliates and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies regarding them.

               (36)   Selection Process. The Seller has taken no action in
                      -----------------
selecting the Mortgage Loans for sale, assignment and transfer to the Purchaser which, to the Seller's knowledge, would result in delinquencies and losses on Mortgage Loans being materially in excess of delinquencies and losses on the Seller's actual portfolio of similar commercial mortgage loans.

               (37)   Borrower Concentration. As of the Cut-off Date, not more
                      ----------------------
than 9.5% of the aggregate outstanding principal amount of the Mortgage Loans have the same Mortgagor or, to the best of the Seller's knowledge, are to Mortgagors which are affiliates of each other.

               (38)   Single-Purpose Entity. Each Mortgagor of a Mortgage Loan
                      ---------------------
with a Principal Balance constituting more than 5% of the aggregate principal balance of all Mortgage Loans is either a corporation or a limited partnership whose organizational documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a single-purpose entity. (For this purpose, "single purpose entity" shall mean a person other than an individual, which is formed or organized solely for the purpose of owning and operating a single property, does not engage in any business unrelated to such property and its financing, does not have any assets other than those related to its interest in the property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other Mortgage

Loan documents, has its own books and records and accounts separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person.)

               (39)   Servicing. Other than Wells Fargo Realty Finance
                      ---------
Corporation (the sub-servicer of the Seller), no other person has been granted or conveyed the right to service the Mortgage Loans or to receive any consideration in connection therewith. The origination, servicing and collection practices used by the Seller has been in all material respects legal, proper and prudent and have met customary industry standards.

               (40)   No Consent. No governmental or regulatory approval or
                      ----------
consent is required to transfer the Mortgage Loans and no bulk sale law applies in connection with the Purchase Agreement.

               (41)   No Equity Participations. The Seller does not own and is
                      ------------------------
not entitled to own any equity participations in the respective Mortgagors.

               (42)   Qualification To Do Business. To the extent required under
                      ----------------------------
applicable law, the Seller was authorized to transact and do business in the jurisdiction where the Mortgage Property is located.

               (43)   No Cross-Collateralization. No Mortgage Loan is cross-
                      --------------------------
collateralized with any other mortgage loan.

               (44)   Ratios. The Debt Service Coverage Ratio (as defined in
                      ------
the Prospectus Supplement) with respect to each Mortgage Loan as of the Cut-Off Date is not lower than 1.10 to 1.00 and the Loan-to-Value Ratio (as defined in the Prospectus Supplement) with respect to each Mortgage Loan as of the Cut-Off Date and as of the origination date is not higher than 80%.

               (45)   Inspections. The Seller has inspected or caused to be
                      -----------
inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

               (46)   Leases. With respect to each Mortgaged Property which is
                      ------
an office or retail shopping building, the Seller has delivered to the Depositor a schedule of all leases of the related Mortgagor which the Seller received in connection with the origination of the Mortgage Loan. Based solely on the related Mortgagor's representations to the Seller and other documents received by the Seller from the related Mortgagor, as of the date of delivery of such documents in connection with the origination of such Mortgage Loan, (i) the information contained on such schedule of leases is true in all material respects, (ii) such leases are in full force and effect in all material respects, and (iii) no default by the related Mortgagor or the lessees has occurred under such leases, nor to the best of the Seller's knowledge, is there any existing, condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of such lease.

               (47)   Lease Termination. With respect to each Mortgaged
                      -----------------
Property which is an office or retail shopping building, the related Mortgage Loan grants to the Seller the right to approve any amendment, termination or cancellation of any lease which leases more than 20% of the total rentable area (as defined in the related Mortgage
Loan) of such Mortgaged Property.

                                   EXHIBIT U

                            Form of Monthly Reports


          [CERTAIN INFORMATION CONTAINED IN THIS REPORT HAS BEEN PROVIDED BY THE MORTGAGORS, PROPERTY MANAGERS OR OTHER THIRD PARTIES AND SUCH INFORMATION HAS NOT BEEN VERIFIED FOR ACCURACY OR COMPLETENESS BY THE MASTER SERVICER OR SPECIAL SERVICER. THERE CAN BE NO ASSURANCES THAT ANY STATEMENT MADE HEREIN BASED ON SUCH INFORMATION IS COMPLETE OR ACCURATE. IN ADDITION, THERE CAN BE NO ASSURANCES THAT ANY STATEMENT REGARDING FUTURE RESULTS OR PREDICTIONS CONTAINED HEREIN REGARDING ANY MORTGAGE LOAN MAY BE ACCURATE OR WILL ACTUALLY OCCUR. INVESTORS SHOULD BE AWARE SUCH STATEMENTS MAY PROVE TO BE INCORRECT AND SHOULD BE AWARE THAT AN ADVERSE IMPACT ON SUCH INVESTORS MAY RESULT.]

                                                      CS FIRST BOSTON MORTGAGE SECURITIES CORP.                  Determination Date:
      [LOGO APPEARS HERE]                             Commercial Mortgage Pass-Through Certificates                        Due Date:
        ----------------
        WELLS FARGO BANK                              Series 1995-WF1                                                    Loan Group:
 Portfolio Characteristics Report



 PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------
                                    Scheduled        % of Total                         At Issue          % of Total
   Property           # of          Principal         Scheduled             # of        Principal          At Issue
     Type            Loans           Balance          Principal            Loans         Balance          Principal
     ----            -----           -------          ---------            -----         -------          ---------
------------------------------------------------------------------------------------------------------------------------
 Apartment
 Retail
 Industrial
 Office
 Hotel
 Other

------------------------------------------------------------------------------------------------------------------------
========================================================================================================================

-------------------------------------------------------------------------------------
                    Current             At Issue           Current       At Issue
   Property         Wtd. Avg.           Wtd. Avg.         Wtd. Avg.      Wtd. Avg.
     Type          Occupancy %         Occupancy %          DSCR           DSCR
     ----          -----------         -----------          ----           ----
-------------------------------------------------------------------------------------
 Apartment
 Retail
 Industrial
 Office
 Hotel
 Other

-------------------------------------------------------------------------------------
=====================================================================================


 STATE
------------------------------------------------------------------------------------------------------------------------
                                    Scheduled         % of Total                        At Issue          % of Total
                      # of          Principal         Scheduled             # of        Principal          At Issue
     State           Loans           Balance          Principal            Loans         Balance          Principal
     -----           -----           -------          ---------            -----         -------          ---------
------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------
========================================================================================================================

-------------------------------------------------------------------------------------
                    Current             At Issue           Current       At Issue
                    Wtd. Avg.           Wtd. Avg.         Wtd. Avg.      Wtd. Avg.
     State         Occupancy %         Occupancy %          DSCR           DSCR
     -----         -----------         -----------          ----           ----
-------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------
=====================================================================================





================================================================================
    Information contained herein has been furnished by borrowers, property managers, or other outside parties and therefore no assurances are made by Wells Fargo Bank as to the accuracy or
                       completeness of such Information.
================================================================================

         CS FIRST BOSTON MORTGAGE SECURITIES CORP.          Determination Date:
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Due Date:
         SERIES 1995-WF1                                            Loan Group:

[LOGO APPPEARS HERE]
-------------------
  WELLS FARGO BANK
PORTFOLIO CHARACTERISTICS REPORT

      PRINCIPAL BALANCE
    -------------------------------------------------------------------------------------------------------------------------
                    Classified By Scheduled Principal Balance                     Classified By At Issue Principal Balance
                    ---------------------------------------------------------------------------------------------------------
                                           Scheduled   % of Total    Wld. Avg                At Issue       % of Total
                                 # of      Principal    Scheduled     Coupon       # of     Principal        At Issue
       Minimum      Maximum      Loans       Balance     Principal      Rate       Loans      Balance        Principal
       -------      -------      -----       -------     ---------      ----       -----      -------        ---------
    ------------------------------------------------------------------------------------------------------------------------
               0 -      500,000
         500,001 -    1,000,000
       1,000,001 -    1,500,000
       1,500,001 -    3,000,000
       3,000,001 -    5,000,000
       5,000,001 -   10,000,000
      10,000,001 -   15,000,000
      15,000,000 -   20,000,000
      20,000,001 +
    ------------------------------------------------------------------------------------------------------------------------
    =========================================================================================================================

      COUPON RATES
    --------------------------------------------------------------------------------------------------------------
                        Classified By Current Coupon Rate                Classified By At Issue Coupon Rate
                  ------------------------------------------------------------------------------------------------
                                              Scheduled     % of Total                  At Issue      % of Total
                                    # of      Principal      Scheduled       # of      Principal       At Issue
       Minimum       Maximum       Loans       Balance       Principal      Total       Balance       Principal
       -------       -------       -----       -------       ---------      -----       -------       ---------
    --------------------------------------------------------------------------------------------------------------
           0.000 -        8.000
           8.001 -        9.000
           9.001 -        9.200
           9.201 -        9.400
           9.401 -        9.600
           9.601 -        9.800
           9.801 -       10.000
          10.001 -       10.200
          10.201 -       10.400
          10.401 -       10.600
          10.601 +
     -------------------------------------------------------------------------------------------------------------
     =============================================================================================================


    RATE TYPE
    ---------------------------------------------------------------------------------------------------
                                 Scheduled     % of Total                   At Issue      % of Total
                       # of      Principal      Scheduled         # of     Principal       At Issue
       Type           Loans       Balance       Principal        Loans      Balance       Principal
       ----           -----       -------       ---------        -----      -------       ---------
    ---------------------------------------------------------------------------------------------------
    ARM
    FIX

    ---------------------------------------------------------------------------------------------------
    ===================================================================================================

===============================================================================
                Information contained herein has been furnished by borrowers, property managers, or other outside parties and therefore no assurances are made by Wells Fargo Bank as to the accuracy or completeness of such Information.
================================================================================

     CS FIRST BOSTON MORTGAGE SECURITIES CORP.             Determination Date:
     Commercial Mortgage Pass-Through Certificates                   Due Date:
     Series 1995-WF1                                               Loan Group:

[LOGO OF WELLS FARGO BANK APPEARS HERE]
---------------------------------------
   WELLS FARGO BANK
Portfolio Characteristics Report

EGI, NOI & DSCR DATA BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                           Wtd. Avg DSCR             Wtd. Avg.  EGI  per Unit/Sqft./Room           Wtd. Avg. Not per Unit/Sqft/Room
------------------------------------------------------------------------------------------------------------------------------------
Properly
 Type         Current     At Issue      % Change   Current            At Issue       % Change    Current      At Issue    % Change
 ----         -------     --------      --------   -------            --------       --------    -------      --------    --------
------------------------------------------------------------------------------------------------------------------------------------
Apartment
Retail
Industrial
Office
Hotel
Other
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
* All averages weighted by current scheduled balances

              DEBT SERVICE COVERAGE RATIO
              ---------------------------------------------------------------------------------------------------------------------
                                                      Classified By Current DSCR                   Classified By At Issue DSCR
                                       --------------------------------------------------------------------------------------------
                                                         Scheduled       % of Total              All Issue       % of Total
                                            # of         Principal       Scheduled      # of     Principal        At Issue
Minimum          Maximum                   Loans          Balance        Principal     Loans      Balance         Principal
-----------------------------------------------------------------------------------------------------------------------------------
    0.000 -           0.900
    0.901 -           1.000
    1.001 -           1.100
    1.101 -           1.300
    1.901 -           1.500
    1.601 -           1.700
    1.701 -           2.000
    2.001 +
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
Weighted Avg. DSCR (wtd by scheduled bal.)             Current DSCR                          At Issue DSCR
Weighted Avg. DSCR (wtd by original bal.)              Current DSCR                          At Issue DSCR

              LOAN TO VALUE RATIO*
              ---------------------------------------------------------------------------------------------------------------------
                                                      Classified By Current LTV                         Classified By At Issue LTV
                                       --------------------------------------------------------------------------------------------
                                                         Scheduled       % of Total              All Issue       % of Total
                                            # of         Principal       Scheduled      # of     Principal        At Issue
Minimum          Maximum                   Loans          Balance        Principal     Loans      Balance         Principal
-----------------------------------------------------------------------------------------------------------------------------------
     0.0 -           50.0
    50.0 -           60.0
    60.0 -           70.0
    70.0 -           80.0
    80.0 -           90.0
    90.0 -          100.0
   100.0 +
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
Weighted Avg. LTV  (wtd by scheduled bal.)             Current LTV                           At Issuee LTV
Weighted Avg. LTV  (wtd by original bal.)              Current LTV                           At Issuee LTV
                                                                                                           *Latest appraised value
                                                                                                           divided by curent balance


================================================================================
Information contained herein has been furnished by borrowers, property managers, or other outside parties and therefore no assurances are made by Wells Fargo Bank as to the accuracy or completeness of such information.
================================================================================

                                             CS FIRST BOSTON MORTGAGE SECURITIES CORP.         Determination Date:
      [LOGO APPEARS HERE]                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Due  Date:
       ----------------
       WELLS FARGO BANK                      SERIES 1995-WF1                                           Loan Group:
PORTFOLIO CHARACTERISTICS REPORT

               AMORTIZATION TYPE
               -----------------------------------------------------------------------------------------------
                                             Scheduled      % of Total               At Issue       % of Total
                                 # of        Principal      Scheduled       # of     Principal      At Issue
                    Type         Loans        Balance       Principal      Loans     Balance        Principal
                    ----         -----        -------       ---------      -----     -------        ---------
               -----------------------------------------------------------------------------------------------
               Interest Only
               P & I/Balloon
               Fully Amort.

               -----------------------------------------------------------------------------------------------
               ===============================================================================================

                         REMAINING TERM TO MATURITY
                         --------------------------------------------------------------------------
                                                                           Scheduled     % of Total
                                                             % of          Principal      Scheduled
                            Minimum      Maximum            Loans           Balance       Principal
                            -------      -------            -----           -------       ---------
                         --------------------------------------------------------------------------
                                   0 -           24
                                  25 -           48
                                  49 -           60
                                  61 -           84
                                  85 -          108
                                 109 -          120
                                 121 -          180
                                 181 -          360

                         --------------------------------------------------------------------------
                         ==========================================================================

                         REMAINING AMORTIZATION TERM
                         --------------------------------------------------------------------------
                                                                          Scheduled      % of Total
                                                             # of         Principal      Scheduled
                            Minimum      Maximum            Loans          Balance       Principal
                            -------      -------            -----          -------       ---------
                         --------------------------------------------------------------------------
                                   0 -           84
                                  85 -          120
                                 121 -          180
                                 181 -          240
                                 241 -          300
                                 301 -          360

                         --------------------------------------------------------------------------
                         ==========================================================================



================================================================================
    Information contained herein has been furnished by borrowers, property managers, or other outside parties and therefore no assurances are made by Wells Fargo Bank as to the accuracy or completeness of such information.
===============================================================================


[LOGO APPEARS HERE]                          CS FIRST BOSTON MORTGAGE SECURITIES CORP.              Determination Date:
-------------------                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                    Due Date:
WELLS FARGO BANK                             SERIES 1995-WF1                                                Loan Group:
PORTFOLIO CHARACTERISTICS REPORT



PREPAYMENT PENALTIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                 Scheduled      % of Total          Wtd. Avg.      Current
                                                  # of           Principal       Scheduled           Coupon       Wtd. Avg.
Description of Penalty                            Loans            Balance       Principal            Rate         DSCR
----------------------                            -----            -------       ---------             ----         ----
_________________________________________________________________________________________________________________________________






_________________________________________________________________________________________________________________________________
=================================================================================================================================











================================================================================
    Information contained herein has been furnished by borrowers, property managers, or other outside parties and therefore no assurances are made by Wells Fargo Bank as to the accuracy or
         completeness of such information.
================================================================================

                                CS FIRST BOSTON MORTGAGE SECURITIES CORP.                      Determination Date:
                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                            Due Date:
[LOGO APPEARS HERE]             SERIES 1995-WF1                                                        Loan Group:
-------------------
WELLS FARGO BANK
PORTFOLIO DETAIL REPORT

----------------------------------------------------------------------------------------------------------------------------------
Loan Identification                            Loan Information
-------------------------------------          -----------------------------------------------------------------------------------

                                        Paid     Current                            Sched.       Rem       Rem
Loan     Loan    Prop.                   To     Scheduled      At Issue   Orig.     Monthly     Amort.    Term to      Maturity
Grp.      No.    Type    City   State   Date     Balance       Balance    Date       Pmt.        Team     Maturity        Date
----------------------------------------------------------------------------------------------------------------------------------


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________

----------------------------------------------------------------------------------------------------------------------------------
                                                  Appraisal Information
----------------------------------------------------------------------------------------------------------------------------------
                                                   Lastest
Fix or    Current              NRSF     Latest      Appr.      Current    At
 Var.     Coupon    Year      or # of    Appr.      Value        LTV     Issue
 Rate      Rate     Built      Units     Date      ($000)        (1)      LTV
----------------------------------------------------------------------------------------------------------------------------------


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________

           ----------------------------------------------------------------
           (1) Latest appraised value divided by current balance
       ====================================================================
       Information contained herein has been furnished by borrowers, property managers, or other outside parties and therefore no assurances are made by Wells Fargo Bank as to the accuracy or completeness of such information.
       =====================================================================

                             CS FIRST BOSTON MORTGAGE SECURITIES CORP.                  Determination Date:
[LOGO APPEARS HERE]          COMMERICAL MORTGAGE PASS-THROUGH CERTIFICATES                        Due Date:
-----------------------
WELLS FARGO BANK             SERIES 1995-WF1                                                    Loan Group:
PORTFOLIO DETAIL REPORT

_________________________________________________________________________________________________________________________________
Loan Identification                         Prop. Inspection    Property Financials
_________________________________________________________________________________________________________________________________
                                                       Overall    Date of   Latest    At Issue   EGI %   Latest  At Issue   NOI %
                                              Last      Cond-      Latest   Annual     Annual     Chg    Annual   Annual     Chg
Loan      Loan      Prop.                   Inspecl.    -ition      Op.      EGI        EGI      from     NOI      Loan     from
Grp.       No.      Type       City           Date       (2)       Stmt.    ($000)     ($000)   Issue    ($000)   ($000)   Issue
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
Occupancy and Debt Coverage
_________________________________________________________________________________________________________________________________
                                                  DSCR %
  Latest             At                            Chg
Occupancy   Latest  Issue   Latest   At Issue     from
  Date       Occ.   Occ.    DSCR      DSCR       Issue
__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________

       _______________________________________________________________________
       (2) Inpection Codes: 4=Excellent, 3=Good, 2=Satisfactory, 1=Poor
________________________________________________________________________________
Information contained herein has been furnished by borrowers, property managers, or other outside parties and therefore no assurances are made by
Wells Fargo Bank as to the accuracy or completeness of such information.
________________________________________________________________________________

                                                                     CS FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                                     Commercial Mortgage Pass-Through Certificates
                                                                     Series 1995-WF1
       ----------------
       WELLS FARGO BANK
      Delinquency Report

----------------------------------------------------------------------------------------------------------------
                                                   Delinquent Monthly P&I
                                     --------------------------------------------------
   Determ.      Data      Current      Under        2        3        >3        Total                     TOTAL
    Date      Element       P&I       1 Month    Months    Months    Months    Delinq.    Fc/se    REO    LOANS
----------------------------------------------------------------------------------------------------------------
              #LOANS
               $000
             % Loans
              % Bal
----------------------------------------------------------------------------------------------------------------
              #LOANS
               $000
             % Loans
              % Bal
----------------------------------------------------------------------------------------------------------------
              #LOANS
               $000
             % Loans
              % Bal
----------------------------------------------------------------------------------------------------------------
              #LOANS
               $000
             % Loans
              % Bal
----------------------------------------------------------------------------------------------------------------
              #LOANS
               $000
             % Loans
              % Bal
----------------------------------------------------------------------------------------------------------------
              #LOANS
               $000
             % Loans
              % Bal
----------------------------------------------------------------------------------------------------------------
              #LOANS
               $000
             % Loans
              % Bal
----------------------------------------------------------------------------------------------------------------
              #LOANS
               $000
             % Loans
              % Bal
----------------------------------------------------------------------------------------------------------------
              #LOANS
               $000
             % Loans
              % Bal
----------------------------------------------------------------------------------------------------------------

                         Determination Date:
                                   Due Date:
                                 Loan Group:

------------------------------------------------------
    MEMO: Delinquent Balloon Only (Current on P&I)
------------------------------------------------------
   Under         2          3         >3        Sub
  1 Month     Months     Months     Months     Total
------------------------------------------------------



------------------------------------------------------




------------------------------------------------------




------------------------------------------------------




------------------------------------------------------




------------------------------------------------------




------------------------------------------------------




------------------------------------------------------




------------------------------------------------------




------------------------------------------------------

            CS FIRST BOSTON MARTGAGE SECURITIES CORP.
        Commercial Mortgage Pass-Through Certificates     Determination Date:
                         Series 1995-WF1                            Due Date:
                                                                  Loan Group:
[LOGO OF WELLS FARGO BANK APPEARS HERE]
--------------------------------------
WELLS FARGO BANK

Delinquent and
Specially Serviced Asset Report

                                                                    Special Servicing Status Codes      Monthly     Total
-----------------------------------------------------------------------------------------------------
                                                 Sched.                     Transf.  Resol.               P&I       Cumul.
Loan     Prop.                         Assets   Balance   Mo.   Transfer    Reason   Status               Pmt.     Advance
 No.     Type      City     State       Type    ($000)    DQ      Date       (1)      (2)                ($000)     ($000)
--------------------------------------------------------------------------------------------           --------------------

--------------------------------------------------------------------------------------------
Cash Flow Data                     Occupancy            Appraisal Data
---------------------------------------------------------------------------------------------
Latest      Latest                  Latest    Latest                Latest
  Op.       Annual                  Occup-    Occup-      Latest     Appr.
 Stmt.       NOI       Latest        ancy      ancy        Appr.    Value       Latest
 Date       ($000)      OSCR         Date      (%)         Date     ($000)       LTV
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
     (1)  REASON FOR TRANSFER TO SPECIAL SERVICER
1. Not transferred (DO only)       5. Bankruptcy
2. Request for forebearance or     6. Tax of insurance
   modification                       advance
3. Payment default                 7. Default imminent
4. Balloon default                 8. Nonpayment default

------------------------------------------------------------------------------
                           (2)  RESOLUTION STATUS
1. Status pending borrower negotiations        7. Bankruptcy
2. Negotiations in process to cure default     8. REO or loan safe in process
3. Extention of maturity in process            9. Loan repurchase pending
4. Modification in process                     10. Corrected & monitoring for
5. Foreclosure in process                          return to Master Servicer
6. Intent to foreclose
==============================================================================
                       Information contained herein has been furnished by
                             borrowers, property managers, or other outside parties and therefore no assurances are made by Wells Fargo Bank as to the accuracy or completeness of such information.
================================================================================

           CS FIRST BOSTON MARTGAGE SECURITIES CORP.
           Commercial Mortgage Pass-Through Certificates     Determination Date:
           Series 1995-WF1                                             Due Date:
                                                                     Loan Group:

[LOGO OF WELLS FARGO BANK APPEARS HERE]
--------------------------------------
WELLS FARGO BANK
   REO REPORT


--------------------------------------------------------------------------------------------------------------
                                                                                                       Latest
                                                Date          Date          Listing         YTD          Op.
Loan        Prop.                                REO          Listed          Sale        Net Cash      Stmt.
 No.        Type          City        State   Acquired        for sale        Price       Receipts      Date
--------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Latest                     Latest          Latest        Latest
Annual        Latest        Appr.          Occup-        Occup-
 NOI           Appr.        Value          ancy          ancy
($000)         Date         ($000)         Date           (%)              Comments
---------------------------------------------------------------------------------------------


==============================================================================
                       Information contained herein has been furnished by
                             borrowers, property managers, or other outside parties and therefore no assurances are made by Wells Fargo Bank as to the accuracy or completeness of such information.
================================================================================

            CS FIRST BOSTON MARTGAGE SECURITIES CORP.
            Commercial Mortgage Pass-Through Certificates    Determination Date:
            Series 1995-WF1                                            Due Date:
                                                                     Loan Group:

[LOGO OF WELLS FARGO BANK APPEARS HERE]
--------------------------------------
WELLS FARGO BANK
REALIZED LOSSES REPORT

                                             ------------------------------------------------------------------------------------
                                             Information on Actual Date of Resolution / Disposition
---------------------------------------------------------------------------------------------------------------------------------
                                            Res                                                             Sched       Sched
  Determin-                                 Disp.     Res./                 Total P&I      Total Other   Bal. Before  Bal. After
    ation     Loan     Prop                 Code      Disp.      Proceeds    Advances       Advances      Res/Disp.    Res/Disp.
    Date      No.      Type   City   State   (1)      Date        ($000)      ($000)         ($000)        ($000)       ($000)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
             Latest
Latest        Appr.         Realized     Unrealized
 Appr.        Value          Loss           Loss
 Date         ($000)         ($000)        ($000)         Comments
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                (1) Resolution / Disposition ("Res/Disp,") Codes

1. REO sale           3. Discounted paydown/payoff       5. Appraisal adjustment
2. Modification
   with forgiveness   4. Loan sale
--------------------------------------------------------------------------------

================================================================================
    Information contained herein has been furnished by borrowers, property managers, or other outside parties and therefore no assurances are made by Wells Fargo Bank as to the accuracy or completeness of such Information. [SAMPLE COPY: Numbers provided only for illustration.]
================================================================================

            EXHIBIT U-1   FORM OF SPECIAL SERVICER MONTHLY REPORTS


                        DELINQUENT LOAN STATUS FOR 1995
                                     AS OF

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Total P&I
   Loan                                        Sq FT or                              Paid to      Scheduled Loan     Advances to
  Number       City/State     Property Type     Units       Ooo %     Date of Ooo      Date           Balance           Date**
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                        Other
                      Advances
  Total Expenses      (Taxes &                          Current          Current      Maturity
     to Date           Escrow)     Total Exposure     Monthly P&I     Interest Rate     Date
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                          REO STATUS REPORT FOR 1995
                                     AS OF

--------------------------------------------------------------------------------------------------------------------------


                                                                                                          Scheduled Loan
  Loan Number     City/State     Property Type    Sq FT or Units   Ooo %    Date of Ooo    Paid to Date       Balance
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                   Other
   Total P&I         Total        Advances                                                    Current
  Advances to     Expenses to    (Taxes &      Gross                           Current       Interest
    Date**           Date         Escrow)      Income     Total Exposure     Monthly P&I       Rate
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                          REO STATUS REPORT FOR 1995
                                     AS OF

----------------------------------------------------------------------------------------------------------------------------

                                                                                                    Special
                                                                                                    Service      Closing
  Maturity                  (YTD) Most              Appraisal    Most Accurate     Appraisal/BPO    Transfer    Resolution
    Date       NOI Date     Recent NOI     DSCR       Date       Property Value     or Internal       Date         Date
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  Loss Using 92%        REO
   Appraisal or      Acquisition
   BPO/Internal         Date        Pending Offers                    Comments
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

                        DELINQUENT LOAN STATUS FOR 1995
                                     AS OF

----------------------------------------------------------------------------------------------------------------
                                                                                                      Special
                                                                                    Appraisal /       Servicer
   Loan                  Most Recent             Appraisal      Most Accurate         BPO or          Transfer
  Number      NOI Date      NOI         DSCR       Date         Property Value       Internal           Date
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

   Closing/        Loss Using 92%         Date
  Resolution        Appraisal or       Foreclosure     Foreclosure
    Date               BPO              Initiated         Date         Status Code                 Comments
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                SPECIAL SERVICING MODIFICATION REPORT FOR 1995
                                     AS OF

----------------------------------------------------------------------------------------------------------------------------------

                                                     Balances When    P&I Balance at
   Loan                   Modification  Effective   Sent to Special   the Effective    Old   # Months at
  Number     City/State     Extension     Date         Services       Date of Change   Rate    New Rate   Old P&I   New P&I
----------------------------------------------------------------------------------------------------------------------------------
Historical Modifications / Extension
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Current Month Modification
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total for All Loans                                           $0.00            $0.00                        $0.00     $0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total for Loan in Current Month;                              $0.00            $0.00                        $0.00     $0.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Totals       Est.    Interest Loss
                                                                         Months for  Realised     to Trust
                                     Old loss New    Old        New      Change of    Loss to      (Rate
                                       P&I Loss    Maturity   Maturity       Mod      Trust $     Redution)            Comments
------------------------------------------------------------------------------------------------------------------------------------
Historical Modifications / Extension
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Current Month Modification
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total for All Loans                         $0.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total for Loan in Current Month;            $0.00
------------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT V


                          Form of Inspection Reports

          [CERTAIN INFORMATION CONTAINED IN THIS REPORT HAS BEEN PROVIDED BY THE MORTGAGORS, PROPERTY MANAGERS OR OTHER THIRD PARTIES AND SUCH INFORMATION HAS NOT BEEN VERIFIED FOR ACCURACY OR COMPLETENESS BY THE MASTER SERVICER OR SPECIAL SERVICER. THERE CAN BE NO ASSURANCES THAT ANY STATEMENT MADE HEREIN BASED ON SUCH INFORMATION IS COMPLETE OR ACCURATE. IN ADDITION, THERE CAN BE NO ASSURANCES THAT ANY STATEMENT REGARDING FUTURE RESULTS OR PREDICTIONS CONTAINED HEREIN REGARDING ANY MORTGAGE LOAN MAY BE ACCURATE OR WILL ACTUALLY OCCUR. INVESTORS SHOULD BE AWARE SUCH STATEMENTS MAY PROVE TO BE INCORRECT AND SHOULD BE AWARE THAT AN ADVERSE IMPACT ON SUCH INVESTORS MAY RESULT.]

             EXHIBIT V FORM OF INSPECTION REPORT - MASTER SERVICER

WELLS FARGO REALTY FINANCE
Annual Property Evaluation Report - Office/Retail/Ind.    Report Date:
------------------------------------------------------    ----------------------------------------------------

Location:          Cross Street                           Lender:           Lender No.
------------       -----------------------------------    ----------------------------------------------------
                                                          Lender Loan No:
                                                          ----------------------------------------------------
WFRF File No:                                             Loan Closing Date:
------------------------------------------------------    ----------------------------------------------------
Borrower:                                                 Maturity Date:
------------------------------------------------------    ----------------------------------------------------
                                      Ph#                 Original Loan Amount:
------------------------------------------------------    ----------------------------------------------------
Property Address:                                         Estimated Balance Due at Maturity:
------------------------------------------------------    ----------------------------------------------------
                                                          Call Provision:
------------------------------------------------------    ----------------------------------------------------
Controlling Individual/Entity:                            Current Balance:
------------------------------------------------------    ----------------------------------------------------
                                      Ph#                 Current Interest Rate:
------------------------------------------------------    ----------------------------------------------------
Property Type:                                ()          Monthly P & I:
------------------------------------------------------    ----------------------------------------------------
Primary Use:                                 100%         Monthly Tax Escrow:
------------------------------------------------------    ----------------------------------------------------
Secondary Use:                                 0%         Total Monthly Installments:
------------------------------------------------------    ----------------------------------------------------
Other Use:                                     0%         Current Payment Status:
------------------------------------------------------    ----------------------------------------------------
Current Occupancy:                                        No. of Payments in Arrears:
-------------------------------------------------------   ----------------------------------------------------
Building Size-Net:                                        Past Due Amount:
-------------------------------------------------------   ----------------------------------------------------
No. of Buildings:                                         Past Due Taxes:                          (1994-5)
-------------------------------------------------------   ----------------------------------------------------
No. of Units:                                Units        Current Annual Taxes:                    (1994-5)
-------------------------------------------------------   ----------------------------------------------------
                                                          A.P. No:
==============================================================================================================
Year Built:                                               Managed by:
-------------------------------------------------------   ----------------------------------------------------
Year Renovated:
-------------------------------------------------------   ----------------------------------------------------
Land Size:                                                Phone:
-------------------------------------------------------   ----------------------------------------------------
                                                          On-Site:
==============================================================================================================
Date of Property Inspection:                              Inspected by:
-------------------------------------------------------   ----------------------------------------------------
Date Reviewed:                                            Reviewed by:
-------------------------------------------------------   ----------------------------------------------------

Condition of the Property (Attach Photographs - Exterior, Interior and Neighbouring Properties):
------------------------------------------------------------------------------------------------

Exterior                  Excellent           Good            Fair            Poor             Deferred
--------
                                                                                              Maintenance
Landscaping               [_______]         [_______]      [_______]       [_______]           [_______]

Paved Areas               [_______]         [_______]      [_______]       [_______]           [_______]

Sidewalks                 [_______]         [_______]      [_______]       [_______]           [_______]

Exterior Finish           [_______]         [_______]      [_______]       [_______]           [_______]

Roof                      [_______]         [_______]      [_______]       [_______]           [_______]

General Maintenance       [_______]         [_______]      [_______]       [_______]           [_______]

Comments (explain deferred maintenance):
--------------------------------------------------------------------------------------------------------------

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

==============================================================================================================
Comments on Financial Condition of the Borrower.   Attach Borrower's current financial statement, if available
------------------------------------------------
______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

==============================================================================================================

                                   (1 of 2)

Interior                       Excellent        Good          Fair         Poor            N/A        Deferred
--------
                                                                                                     Maintenance
Entry/Hallways                 [______]       [______]      [______]     [______]       [______]      [______]

Walls/Ceilings                 [______]       [______]      [______]     [______]       [______]      [______]

Lighting                       [______]       [______]      [______]     [______]       [______]      [______]

Carpet/Floor covering          [______]       [______]      [______]     [______]       [______]      [______]

Stairs                         [______]       [______]      [______]     [______]       [______]      [______]

Elevators                      [______]       [______]      [______]     [______]       [______]      [______]

Kitchen/Bathrooms              [______]       [______]      [______]     [______]       [______]      [______]

HVAC/Mechanical                [______]       [______]      [______]     [______]       [______]      [______]

Functional Utitlity            [______]       [______]      [______]     [______]       [______]      [______]

Overall
Physical Condition             [______]       [______]      [______]     [______]       [______]      [______]

Comments (explain deferred maintenance):
-------------------------------------------------------------------------------

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


Market Strength                                Strong         Stable       Weak
---------------                               [______]       [______]    [______]


Economic Trend                                Improving       Stable    Declining
--------------                                [______]       [______]    [______]


Neighbourhood Trend:                          Improving       Stable    Declining
-------------------                           [______]       [______]    [______]


Maintenance of
Neighbouring Properties:               Excellent        Good          Fair         Poor
-----------------------                 [______]      [______]      [______]     [______]

Occupancy of
Neighbouring Properties:               Excellent        Good          Fair         Poor
-----------------------                 [______]      [______]      [______]     [______]

Competitive Rental Properties
--------------------------------------------------------------------------------------------------------------------------------
                                                                          # Units                   Avg Unit Rent    Condition
                                                    Proximity to             or          Unit                       Compared to
Project Name                      Address              Subject          Square Feet      Types     Rent per sq ft     Subject
--------------------------------------------------------------------------------------------------------------------------------
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
Comments:
--------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________


================================================================================================================================

                                   (2 of 2)

WELLS FARGO REALTY FINANCE                                Report Date:
                                                          ====================================================
Annual Property Evaluation Report - Multifamily           Lender                             Lender No.
------------------------------------------------------    ----------------------------------------------------
                             Location:                    Lender Loan No:
                             -------------------------    ----------------------------------------------------
WFRF File No:            Cross Street:                    Loan Closing Date:
------------------------------------------------------    ----------------------------------------------------
Borrower                                                  Maturity Date:
------------------------------------------------------    ----------------------------------------------------
                                      Ph#                 Original Loan Amount:
------------------------------------------------------    ----------------------------------------------------
Property Address:                                         Estimated Balance Due at Maturity:
------------------------------------------------------    ----------------------------------------------------
                                                          Call Provision:
------------------------------------------------------    ----------------------------------------------------
Controlling Individual/Entity:                            Current Balance:
------------------------------------------------------    ----------------------------------------------------
                                      Ph#                 Current Interest Rate:
------------------------------------------------------    ----------------------------------------------------
Property Type:                                ()          Monthly P & I:
------------------------------------------------------    ----------------------------------------------------
Primary Use:                                 100%         Monthly Tax Escrow:
------------------------------------------------------    ----------------------------------------------------
Secondary Use:                                 0%         Total Monthly Installments:
------------------------------------------------------    ----------------------------------------------------
Other Use:                                     0%         Current Payment Status:
------------------------------------------------------    ----------------------------------------------------
Current Occupancy:                                        No. of Payments in Arrears:
-------------------------------------------------------   ----------------------------------------------------
Occupancy Type:                                           Past Due Amount:
-------------------------------------------------------   ----------------------------------------------------
Building Size-Net Rentable:                  sf           Past Due Taxes:                          (1994-5)
-------------------------------------------------------   ----------------------------------------------------
No. of Buildings:                            Buildings    Current Annual Taxes:                    (1994-5)
-------------------------------------------------------   ----------------------------------------------------
No. of Apt, Units                            Units        A.P. No:
==============================================================================================================
Apt Unit Breakdown
 Studio # ___________    Rent __________     1 BR #_________    Rent __________   2BR # _________     Rent _____
   3 BR # ___________    Rent __________     Other#_________    Rent __________   Description:__________________
----------------------------------------------------------------------------------------------------------------
Year Built:                                               Offsite Management
-------------------------------------------------------   ----------------------------------------------------
Year Renovated:
-------------------------------------------------------   ----------------------------------------------------
Land Size:                                                Phone:
-------------------------------------------------------   ----------------------------------------------------
# of Parking spaces: Covered      Uncovered               On-Site Contact:
==============================================================================================================
Date of Property Inspection:                              Inspected by:
-------------------------------------------------------   ----------------------------------------------------
Date Reviewed:                                            Reviewed by:
-------------------------------------------------------   ----------------------------------------------------

Condition of the Property (Attach Photographs - Exterior, Interior and Neighbouring Properties):
------------------------------------------------------------------------------------------------

Exterior                  Excellent           Good            Fair            Poor             Deferred
--------
                                                                                              Maintenance
Landscaping               [_______]         [_______]      [_______]       [_______]           [_______]

Paved Areas               [_______]         [_______]      [_______]       [_______]           [_______]

Sidewalks                 [_______]         [_______]      [_______]       [_______]           [_______]

Exterior Finish           [_______]         [_______]      [_______]       [_______]           [_______]

Roof                      [_______]         [_______]      [_______]       [_______]           [_______]

General Maintenance       [_______]         [_______]      [_______]       [_______]           [_______]

Comments (explain deferred maintenance):
--------------------------------------------------------------------------------------------------------------

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________


==============================================================================================================
Comments on Financial Condition of the Borrower.   Attach Borrower's current financial statement, if available.
------------------------------------------------
______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

==============================================================================================================

                                   (1 of 2)


Interior                       Excellent        Good          Fair         Poor            N/A        Deferred
--------
                                                                                                     Maintenance
Entry/Hallways                 [______]       [______]      [______]     [______]       [______]      [______]

Walls/Ceilings                 [______]       [______]      [______]     [______]       [______]      [______]

Lighting                       [______]       [______]      [______]     [______]       [______]      [______]

Carpet/Floor covering          [______]       [______]      [______]     [______]       [______]      [______]

Stairs                         [______]       [______]      [______]     [______]       [______]      [______]

Elevators                      [______]       [______]      [______]     [______]       [______]      [______]

Kitchen/Bathrooms              [______]       [______]      [______]     [______]       [______]      [______]

HVAC/Mechanical                [______]       [______]      [______]     [______]       [______]      [______]

Functional Utitlity            [______]       [______]      [______]     [______]       [______]      [______]

Overall
Physical Condition             [______]       [______]      [______]     [______]       [______]      [______]

Comments (explain deferred maintenance):
-------------------------------------------------------------------------------

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


Market Strength                                Strong         Stable       Weak
---------------                               [______]       [______]    [______]


Economic Trend                                Improving       Stable    Declining
--------------                                [______]       [______]    [______]


Neighbourhood Trend:                          Improving       Stable    Declining
-------------------                           [______]       [______]    [______]


Maintenance of
Neighbouring Properties:               Excellent        Good          Fair         Poor
-----------------------                 [______]      [______]      [______]     [______]

Occupancy of
Neighbouring Properties:               Excellent        Good          Fair         Poor
-----------------------                 [______]      [______]      [______]     [______]

Competitive Rental Properties
--------------------------------------------------------------------------------------------------------------------------------
                                                                          # Units                   Avg Unit Rent    Condition
                                                    Proximity to             or          Unit                       Compared to
Project Name                      Address              Subject          Square Feet      Types     Rent per sq ft     Subject
--------------------------------------------------------------------------------------------------------------------------------
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
Comments:
--------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________


================================================================================================================================

                                   (2 of 2)